                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07883

                                   ICON Funds
               (Exact name of registrant as specified in charter)

              5299 DTC Blvd. Suite 1200 Greenwood Village, CO 80111
               (Address of principal executive offices) (Zip code)

      Erik L. Jonson 5299 DTC Blvd. Suite 1200 Greenwood Village, CO 80111
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 303-790-1600

Date of fiscal year end: September 30

Date of reporting period: March 31, 2006

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

                                                                  March 31, 2006
                                                                     (unaudited)

                                                               Investment Update
                                                     ICON U.S. DIVERSIFIED FUNDS

                                                                  ICON BOND FUND
                                                           ICON CORE EQUITY FUND
                                                          ICON COVERED CALL FUND
                                                         ICON EQUITY INCOME FUND
                                                            ICON LONG/SHORT FUND

      Semiannual Report

                                                               (ICON FUNDS LOGO)

                                                               Table of Contents

ABOUT THIS REPORT                                                 2

MESSAGE FROM ICON FUNDS                                           4

MANAGEMENT OVERVIEWS AND SCHEDULES OF INVESTMENTS
  ICON Bond Fund                                                  7
  ICON Core Equity Fund                                          16
  ICON Covered Call Fund                                         26
  ICON Equity Income Fund                                        44
  ICON Long/Short Fund                                           54

SIX MONTH HYPOTHETICAL EXPENSE EXAMPLE                           65

FINANCIAL STATEMENTS                                             69

FINANCIAL HIGHLIGHTS                                             76

NOTES TO FINANCIAL STATEMENTS                                    80

OTHER INFORMATION                                                91

[RECYCLE LOGO]

About This Report

HISTORICAL RETURNS

All total returns mentioned in this report account for the change in a Fund's per-share price, the reinvestment of any dividends and capital gain distributions, and adjustments for financial statement purposes. If your account is set up to receive Fund distributions in cash rather than reinvest them, your actual return may differ from these figures. The Funds' performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Adviser reimbursed certain fees of the Bond Fund, Covered Call Fund, Equity Income Fund and Long/Short Fund. If not for these reimbursements, performance would have been lower.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. Please call 1-800-764-0442 or visit www.iconadvisers.com for performance results current to the most recent month-end.

PORTFOLIO DATA

This report reflects ICON's views, opinions, and portfolio holdings as of March 31, 2006, the end of the reporting period. The information is not a complete analysis of every aspect of any sector, industry, security or the Funds.

Opinions and forecasts regarding industries, companies and/or themes, and portfolio composition and holdings, are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security. Each Fund's holdings as of March 31, 2006 are included in each Fund's Schedule of Investments.

Certain companies' stock performance during the period is mentioned throughout the Management Overviews. While ICON's quantitative investment methodology does not consider company-specific factors beyond financial data, those factors may impact a stock's performance, and therefore, Fund performance.

There are risks associated with mutual fund investing, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment. There are also risks associated with small- and mid-cap investing, including limited product lines, less liquidity and small market share.

There are risks associated with selling short, including the risk that the Long/Short Fund may have to cover its short position at a higher price than the short price, resulting in a loss. The Fund's loss on a short sale is potentially unlimited as a loss occurs when the value of a security sold short increases. Call options involve certain risks, such as limited gains and lack of liquidity of

 2   About This Report
the underlying securities, and are not suitable for all investors. Investments in foreign securities may entail unique risks, including political, market, and currency risks.

Investing in fixed income securities such as bonds involves interest rate risk. When interest rates rise, the value of fixed income securities generally decreases. The Bond Fund may invest up to 25% of its assets in high-yield bonds that are below investment grade. High-yield bonds involve a greater risk of default and price volatility than U.S. Government and other higher-quality bonds.

ICON'S INVESTMENT APPROACH

The Funds employ an all-cap investment strategy, identifying securities we believe are underpriced regardless of their location on the conventional style grid. Our system is not limited by restrictions on market capitalization of investment style, and searches for potential industry leadership wherever and whenever it may emerge.

The Funds do not utilize static valuation metrics such as price-to-earnings (P/E). As we believe these measures do not adequately represent intrinsic value, which can vary over time. Instead, we calculate proprietary value-to-price (V/P) ratios that considers the effects of historical and projected earnings, projected growth, risk and interest rates (opportunity cost). By combined our determination of value with relative strength (RS), we aim to compute leading industry themes that are poised, in our view, to outperform the sector benchmark.

For all corporate earnings and other financial information we rely on the integrity of the publicaly available financial information provided to the United States Securities and Exchange Commission.

COMPARATIVE INDEXES

The comparative indexes discussed in this report are meant to provide a basis for judging the Funds' performance against a specific securities index. Each index shown accounts for both change in security price and reinvestment of dividends and distributions, but does not reflect the costs of managing a mutual fund. The Funds' portfolios may significantly differ in holdings and composition from the index. Individuals cannot invest directly in an index.

- The unmanaged Standard & Poor's SuperComposite 1500 (S&P 1500) Index is a broad-based capitalization-weighted index comprising 1,500 stocks of large-cap, mid-cap, and small-cap U.S. companies.

- The Lehman Brothers (LB) U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the Commercial Mortgage-Backed Securities (CMBS) Index and the CMBS High-Yield Index. All securities in this market-value weighted index have at least one year remaining to maturity and meet certain minimum issue size criteria.

Index returns and statistical data included in this report are provided by Bloomberg, FactSet Research Systems, and Lehman Brothers.

                                                          About This Report    3

Message from ICON Funds


--------------------------------------------------------------------------------
Conflicting forces convinced many investors that the equity markets were in the throes of a sideways trading range.
--------------------------------------------------------------------------------

Dear ICON Shareholder:

Thank you for your continued investment in the ICON U.S. Diversified Funds and welcome to those of you receiving this report for the first time.

As you may know, ICON employs a value-based, bottom-up investment system in tactical pursuit of industries we believe are poised to outperform the broader market. We are quantitative, unemotional and objective, and find strength in numbers.

Whether you invest in our U.S. Diversified Funds, such as the ICON Core Equity Fund, our Sector Funds, such as the ICON Energy Fund, or our International Funds, such as the ICON Asia-Pacific Region Fund, each is powered by ICON's unique systematic discipline.

A CLASSIC STOCK MARKET BATTLE

"Strength in numbers" is an apt phrase to describe the fiscal six-month period, as conflicting forces convinced many investors that the equity markets were in the throes of a sideways trading range. The fact is stocks rallied nicely amid a mid-October dip and lackluster year-end finish. Despite posting solid gains against a backdrop of widespread guessing and reacting, the move up was stealth-like, so quiet that the word "rally" was conspicuous by its absence.

Much of the guessing was focused on the likelihood of continued monetary tightening and future policy direction under new Federal Reserve Chairman Ben Bernanke. At the same time, investors reacted strongly to movements in energy prices, even though we had not seen appreciable increases in inflation or long-term interest rates.

What we did see was a classic stock market battle that periodically pits prosperity and healthy corporate earnings against higher interest rates. Over the past few years, many market observers feared that events such as terrorism, war, hurricanes and rising oil prices would stall the economy. However, as investors realized that economic prosperity and higher earnings defied these even-related concerns, stocks prices have trended higher.

RACING TO CATCH UP WITH VALUE

While stock prices have continued to move higher, we believe recent uptrends in long-term interest rates have acted as a drag on the stock market, inhibiting the normal growth of equity valuations. Although the rise in AAA bond yields has been modest compared to the dramatic increases in the federal funds rate, intrinsic value has declined according to our system.

Although further monetary tightening remains a distinct possibility, our system is designed in such a way that we do not have to "guess the Fed" or predict the

 4   Message from ICON Funds

    We find strength in numbers, reflecting the fact that we are quantitative, unemotional and objective.

                                                       (CRAIG T. CALLAHAN PHOTO)

                                                       Craig T. Callahan

                                                       President

future. We simply have to recognize underpricing and overpricing when either condition occurs. While interest rate factors have cut into equity valuations, we believe these effects have been offset by rising earnings. Should conditions change, and value no longer supports higher equity prices, stocks could be viewed as overpriced and call for a more cautious stance on our part.

--------------------------------------------------------------------------------
We believe recent uptrends in long-term interest rates have acted as a drag on the stock market, inhibiting the normal growth of equity valuations.
--------------------------------------------------------------------------------

To date, this has not come to pass, and we continue to view stock prices, in general, to be below our estimate of intrinsic value. As long as this is the case, we will continue to ride out the volatility, enabling investors to participate in what are typically unpredictable market advances, where price races to catch up with value.

Meanwhile, we believe that higher short-term interest rates and "Fed guessing" have dampened the attractiveness of bonds. Our system currently views long-term government bonds as overpriced and long-term corporate bonds as fairly valued, with yields inching higher, relative strength has weakened accordingly. Thus, we continue to reduce duration by selling longer maturities and purchasing shorter maturities, which has helped us avoid the negative effects of a seesaw rise in yields. The environment remains challenging, and we are flexibly positioned should conditions change.

BULLISH POSTURE PROVED CORRECT

It is our contention that investors have been continually fooled on the upside by the prosperity of cyclical companies. We have seen these industry and sector themes remain in place for the past three years, and this most recent reporting period was no exception. Industries in economically sensitive areas such as Energy, Materials, Industrials, and Information Technology led the way, while industries in the more defensive-oriented Utilities, Healthcare and Consumer Staples sectors lagged their cyclical peers.

Given the consistently strong relative performance of the ICON Sector Funds, this comes as no surprise to us. Based on valuation, our bullish, fully invested posture proved to be absolutely correct, and we are pleased to have shared this success with you.


                                                    Message from ICON Funds    5

--------------------------------------------------------------------------------
Based on valuation, our bullish, fully invested posture proved to be absolutely correct.
--------------------------------------------------------------------------------

Still, it is important to remember that value is never stagnant. Value moves as earnings grow, and so far robust earnings growth has won the battle versus rising interest rates. Whether this continues to be the case is not something we choose to predict. We remain highly confident, however, in the ability of our system to identify theme changes when and if they occur.

In closing, we are most grateful for the privilege of guiding you through these challenging markets. For current market updates, as well as up-to-date Fund performance and account information, we invite you to visit our website at www.iconadvisers.com.

Yours truly,

/s/ Craig T. Callahan
Craig T. Callahan, DBA
Chairman of the Board of Trustees and President of the Adviser

Consider the investment objectives, risks, charges, expenses, and share classes of each ICON Fund carefully before investing. The prospectus contains this and other information about the Funds and is available by visiting www.iconadvisers.com or calling 1-800-764-0442. Please read the prospectus carefully before investing.

An investment in a non-diversified sector fund or region fund may involve greater risk and volatility than a more diversified fund. Investments in foreign securities may entail unique risks, including political, market, and currency risks. The ICON system relies on the integrity of financial statements released to the market as part of our analysis.

 6   Message from ICON Funds

                                                             Management Overview

                                                                  ICON Bond Fund


--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
March 31, 2006
Corporate Bonds                                                            67.2%
 Investment Grade                                                          48.4%
 Non-Investment Grade                                                      18.8%
U.S. Governments and Agencies                                              27.6%
Foreign Government Bonds                                                    2.4%
Short-Term Investments                                                      2.9%
Percentages are based upon net assets.

PORTFOLIO HIGHLIGHTS
March 31, 2006
Number of Bonds(1)                                                           124
Weighted average
maturity(1)                                                            3.3 Years
Weighted average
duration(1)                                                            2.2 Years
30-Day SEC Yield
(after expense
limitation) - Class I                                                      4.64%
30-Day SEC Yield
(before expense
limitation) - Class I                                                      4.53%
Yield is for the Fund's Class I shares.
Yield for the Fund's other share classes will vary due to differences in charges and expenses.
(1) Excludes cash and cash equivalents.
--------------------------------------------------------------------------------

Q. HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK?

A. For the six-month period ended March 31, 2006, the ICON Bond Fund returned 0.02% for Class I shares, -0.28% for Class C shares and 0.16% for Class Z shares, underperforming the 0.29% return of the Lehman Brothers U.S. Universal Index, the Fund's benchmark, over the same period. Total returns for other periods as of March 31, 2006 appear on page 11.

Q. WHICH MARKET FACTORS INFLUENCED THE FUND'S RELATIVE PERFORMANCE?

A. The Federal Reserve remained concerned with inflation, surprising many "one and done" speculators by raising the target federal funds rate four times over the course of the period. In his first meeting as Fed chairman, Ben Bernanke maintained existing Fed policy, while leaving the door open for further policy firming. Meanwhile, speculation over when the Fed would cease monetary tightening led to a seesaw rise in long-term rates. Although the yield curve remained relatively flat, it experienced its share of volatility, inverting several times throughout the period.

   Against this backdrop, the past six months were difficult for bonds, as reflected in the Fund's overall performance. Our bond model indicated little reason to own longer-dated maturities, which are more sensitive to rising interest rates. Thus, the Fund systematically reduced duration by eliminating longer maturities and increasing shorter-dated issues, lowering the portfolio's weighted average duration from 5.7 years to 2.7 years by period-end. This reduction helped the Fund avoid some, but not all, of the negative effects associated with rising long-term rates.

Q. HOW DID THE PORTFOLIO'S COMPOSITION AFFECT FUND PERFORMANCE?

A. Given a generally challenging environment for bonds, characterized by rising long-term rates and a relatively flat yield curve, longer-duration bonds underperformed shorter-term issues. While the Fund does not invest based on projected interest rate movements, net duration was steadily reduced during the period, as our value-driven analysis favored opportunities at the short end of the yield curve. As a result, the Fund's weighting in issues with maturities of less than one year more than doubled during the period, rising to 52% from 25%. The Fund's overall reduction in duration helped it avoid much of the pain associated with rising long-term rates, as evidenced by the -2.02% six-month total return recorded by the 10-year U.S. Treasury.


                                                        Management Overview    7

ICON Bond Fund

Q. WHAT IS YOUR INVESTMENT OUTLOOK FOR THE BOND MARKET?

A. At period-end, we had witnessed a slightly steeper yield curve along with a rise in long-term rates. However, we do not currently view long-term bonds as attractive. Our analysis continues to show government bonds with maturities beyond the 10-year U.S. Treasury as unattractive based on value and relative strength. While rising long-term yields have increased value in this area slightly, relative strength has weakened accordingly.

   That said, we continue to reduce the Fund's duration by selling remaining longer-dated issues and adding to our portfolio of short-term liquid maturities. We believe this tilt is well positioned for the current market environment, offering considerable flexibility should new leadership emerge.




 8   Management Overview

[TODD BURCHETT PHOTO]
Todd Burchett
Portfolio Manager

    PERFORMANCE HIGHLIGHTS
    March 31, 2006

- Given a generally challenging environment for bonds, with rising long-term rates and a relatively flat yield curve, longer-duration bonds underperformed shorter-term issues.

- The Fund's net duration was steadily reduced during the period, as our value-driven analysis favored shorter-maturity opportunities.


                                                        Management Overview    9

ICON Bond Fund

TOP 10 BOND HOLDINGS
March 31, 2006

                        DaimlerChrysler NA Holding, 6.40%, 5/15/06  3.3%
                                   U.S. Treasury, 2.00%, 5/15/2006  3.0%
                                  U.S. Treasury, 2.63%, 11/15/2006  2.9%
                                   U.S. Treasury, 3.99%, 4/13/2006  2.4%
                         Household Financial Corp., 5.75%, 1/30/07  2.3%
                                           Keycorp, 2.75%, 2/27/07  2.0%
                                    U.S. Treasury, 3.50%, 11/15/06  1.8%
          Federal Home Loan Mortgage Corp. (FHLMC), 5.05%, 2/28/13  1.7%
          Federal Home Loan Mortgage Corp. (FHLMC), 5.16%, 2/27/15  1.7%
       Federal National Mortgage Association (FNMA), 5.00%, 3/9/15  1.7%

Percentages are based upon net assets.

CREDIT QUALITY DIVERSIFICATION
March 31, 2006

 Aaa  29.2%
 Aa1  1.6%
 Aa2  0.2%
 Aa3  5.4%
  A1  7.7%
  A2  7.1%
  A3  12.7%
Baa1  2.9%
Baa2  4.1%
Baa3  7.6%
 Ba1  4.7%
 Ba2  4.1%
 Ba3  4.0%
  B1  1.6%
  B2  2.7%
  B3  1.6%

Percentages based on total investments less short-term investments.

Ratings based on Moody's.


 10   Management Overview

                                                     AVERAGE ANNUAL TOTAL RETURN
                                                            as of March 31, 2006

                              INCEPTION                                             SINCE
                                 DATE       6 MONTH*      1 YEAR      5 YEARS     INCEPTION
---------------------------------------------------------------------------------------------
ICON Bond Fund - Class I       9/30/02        0.02%       1.11%         N/A         4.15%
---------------------------------------------------------------------------------------------
Lehman Brothers U.S.
  Universal Index                             0.29%       2.95%         N/A         4.33%
---------------------------------------------------------------------------------------------
ICON Bond Fund - Class C       10/21/02      -0.28%       0.48%         N/A         4.28%
---------------------------------------------------------------------------------------------
Lehman Brothers U.S.
  Universal Index                             0.29%       2.95%         N/A         4.98%
---------------------------------------------------------------------------------------------
ICON Bond Fund - Class Z        5/6/04        0.16%       1.24%         N/A         3.04%
---------------------------------------------------------------------------------------------
Lehman Brothers U.S.
  Universal Index                             0.29%       2.95%         N/A         4.20%
---------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative indexes can be found on pages 2 and 3. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future. Class Z shares are available only to institutional investors.

* Not annualized.

                                                   VALUE OF A $10,000 INVESTMENT
                                                          through March 31, 2006
[BAR CHART]

                                                                                                  LEHMAN BROTHERS U.S. UNIVERSAL
                                                                  ICON BOND FUND - CLASS I                    INDEX
                                                                  ------------------------        ------------------------------
9/30/02                                                                   10000.00                           10000.00
                                                                          10053.00                           10200.00
3/31/03                                                                   10245.00                           10385.00
                                                                          10854.00                           10706.00
                                                                          10820.00                           10714.00
                                                                          11070.00                           10795.00
3/31/04                                                                   11422.00                           11083.00
                                                                          10984.00                           10812.00
                                                                          11406.00                           11186.00
                                                                          11527.00                           11330.00
3/31/05                                                                   11404.00                           11266.00
                                                                          11744.00                           11615.00
                                                                          11528.00                           11565.00
                                                                          11510.00                           11639.00
3/31/06                                                                   11531.00                           11599.00

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund's Class I shares on the Class' inception date of 9/30/02 to a $10,000 investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.


                                                       Management Overview    11

Schedule of Investments

ICON Bond Fund
March 31, 2006 (unaudited)

PRINCIPAL AMOUNT                        VALUE
---------------------------------------------
CORPORATE BONDS 67.2%
$  200,000    Ace Capital Trust
              II,
              9.70%, 04-01-30     $   266,319
   220,000    Ace INA Holdings,
              Inc.,
              8.88%, 08-15-29         277,920
   400,000    AFC Capital Trust
              I,
              8.21%, 02-03-27         414,377
 1,000,000    AIG International
              Lease Finance
              Corp.,
              5.75%, 02-15-07       1,003,156
   868,000    AK Steel Corp.,
              7.88%, 02-15-09         872,340
   275,000    Allied Waste North
              America,
              5.75%, 02-15-11         261,938
   150,000    Allstate Life
              Global Fund,
              3.50%, 07-30-07         146,306
   112,000    Avnet, Inc.,
              8.00%, 11-15-06         113,260
   240,000    Axa SA,
              8.60%, 12-15-30         306,766
   297,000    Calenergy Co.,
              Inc.,
              7.63%, 10-15-07         306,159
   150,000    Caliber System,
              7.80%, 08-01-06         150,983
 1,000,000    CBS Corp.,
              5.63%, 05-01-07         999,407
 1,127,000    Chartered
              Semiconductor,
              5.75%, 08-03-10       1,111,411
   304,000    Chase Manhattan
              Corp.,
              7.25%, 06-01-07         310,149
 1,020,000    Cigna Corp.,
              8.25%, 01-01-07       1,039,423
   450,000    Cincinnati
              Financial Corp.,
              6.90%, 05-15-28         481,242
   410,000    CNA Financial
              Corp.,
              6.60%, 12-15-08         420,713
   250,000    CNA Financial
              Corp.,
              7.25%, 11-15-23         262,177
   400,000    Comcast Cable
              Communications,
              8.88%, 05-01-17         475,116
   360,000    Corestates Capital
              WB,
              6.75%, 11-15-06         362,336

PRINCIPAL AMOUNT                        VALUE
---------------------------------------------
$  700,000    Countrywide Home
              Loan,
              5.50%, 02-01-07     $   700,590
 1,000,000    Countrywide Home
              Loan,
              4.13%, 09-15-09         955,825
   114,000    Cox
              Communications,
              Inc.,
              7.63%, 06-15-25         121,569
   100,000    D.R. Horton, Inc.,
              8.00%, 02-01-09         105,411
 2,750,000    DaimlerChrysler NA
              Holding,
              6.40%, 05-15-06       2,753,870
   250,000    DaimlerChrysler NA
              Holding,
              7.38%, 09-15-06         252,156
   470,000    DaimlerChrysler NA
              Holding,
              4.13%, 03-07-07         464,885
   750,000    DaimlerChrysler NA
              Holding,
              4.75%, 01-15-08         739,801
   500,000    DaimlerChrysler NA
              Holding,
              8.00%, 06-15-10         537,872
   500,000    DaimlerChrysler NA
              Holding,
              8.50%, 01-18-31         584,941
   260,000    Dillards, Inc.,
              9.50%, 09-01-09         278,850
 1,155,000    Eastman Kodak Co.,
              6.38%, 06-15-06       1,155,493
   750,000    Embratel,
              11.00%, 12-15-08        834,375
   589,000    Fairfax Financial
              Holdings,
              7.75%, 04-26-12         518,320
   500,000    Farmers Insurance
              Capital Notes*,
              7.20%, 07-15-48         496,686
     6,000    First American
              Financial,
              7.55%, 04-01-28           6,445
   940,000    First Chicago NBD
              Corp.,
              7.00%, 10-16-06         947,344
   760,000    First Data Corp.,
              4.70%, 11-01-06         757,763
 1,200,000    Ford Motor Credit
              Co.,
              6.50%, 01-25-07       1,195,406


 12   Schedule of Investments

PRINCIPAL AMOUNT                        VALUE
---------------------------------------------
$  940,000    General Electric
              Capital Corp.,
              2.80%, 01-15-07     $   923,417
   441,000    General Mills,
              Inc.,
              2.63%, 10-24-06         433,794
   100,000    General Motors
              Acceptance Corp.,
              4.00%, 05-15-06          99,248
   950,000    General Motors
              Acceptance Corp.,
              4.50%, 07-15-06         941,847
 1,000,000    General Motors
              Acceptance Corp.,
              6.13%, 09-15-06         995,388
 1,000,000    General Motors
              Acceptance Corp.,
              6.13%, 02-01-07         984,563
   650,000    GTE Southwest,
              Inc.,
              6.23%, 01-01-07         653,107
   600,000    Halliburton Co.,
              6.00%, 08-01-06         600,950
 1,028,000    Hilton Hotels
              Corp.,
              7.95%, 04-15-07       1,050,298
 1,950,000    Household
              Financial Corp.,
              5.75%, 01-30-07       1,958,165
   138,000    Household
              Financial Corp.,
              7.65%, 05-15-07         140,915
   670,000    Household
              Financial Corp.,
              5.88%, 02-01-09         679,320
   750,000    IBM Corp.,
              2.38%, 11-01-06         738,427
   250,000    IBM Corp.,
              3.80%, 02-01-08         243,678
   725,000    International
              Lease Finance
              Corp.,
              2.95%, 05-23-06         723,079
 1,109,000    International
              Lease Finance
              Corp.,
              5.63%, 06-01-07       1,109,558
   450,000    John Hancock*,
              7.38%, 02-15-24         513,340
   500,000    Johnson Controls,
              Inc.,
              5.00%, 11-15-06         498,264
    50,000    JP Morgan Chase &
              Co.,
              6.70%, 11-01-07          50,958
   455,000    JP Morgan Chase &
              Co.,
              6.75%, 08-15-08         468,814

PRINCIPAL AMOUNT                        VALUE
---------------------------------------------
$  921,000    Keycorp,
              3.05%, 11-22-06     $   907,261
 1,750,000    Keycorp,
              2.75%, 02-27-07       1,703,208
 1,055,000    Liberty Mutual
              Group*,
              6.50%, 03-15-35         996,088
   430,000    Liberty Mutual
              Insurance*,
              8.20%, 05-04-07         437,649
   250,000    Loews Corp.,
              6.75%, 12-15-06         251,582
   260,000    Marsh & Mclennan
              Cos., Inc.,
              5.38%, 03-15-07         259,285
   500,000    McDonnell Douglas
              Corp.,
              6.88%, 11-01-06         503,956
   550,000    Mediacom Broadband
              LLC,
              11.00%, 07-15-13        585,750
   288,000    Merck & Co., Inc.,
              2.50%, 03-30-07         280,198
   500,000    Morgan Stanley,
              3.88%, 01-15-09         481,079
 1,000,000    National City
              Bank,
              2.38%, 08-15-06         989,433
   400,000    New Jersey Bell
              Telephone,
              7.85%, 11-15-29         425,388
   122,000    NLV Financial
              Corp.*,
              6.50%, 03-15-35         111,538
   929,000    Owens Illinois,
              Inc.,
              8.10%, 05-15-07         945,258
   500,000    Pemex Project
              Funding Trust,
              8.50%, 02-15-08         524,000
   270,000    Phillip Morris
              Co., Inc.,
              7.20%, 02-01-07         272,718
   815,000    Popular NA, Inc.,
              6.13%, 10-15-06         818,183
   300,000    Private Export
              Funding, Series B,
              6.49%, 07-15-07         304,652
   200,000    Pulte Homes, Inc.,
              4.88%, 07-15-09         194,677
   350,000    Royal Caribbean
              Cruises,
              6.75%, 03-15-08         356,169


                                                   Schedule of Investments    13

ICON Bond Fund
March 31, 2006(unaudited)

PRINCIPAL AMOUNT                        VALUE
---------------------------------------------
$  100,000    Sears Roebuck
              Acceptance Corp.,
              6.70%, 11-15-06     $    99,734
   100,000    Sears Roebuck
              Acceptance Corp.,
              7.00%, 06-15-07          99,805
   382,000    Sears Roebuck
              Acceptance Corp.
              6.25%, 05-01-09         384,642
   213,000    Semco Energy,
              Inc.,
              6.40%, 11-25-08         205,529
    40,000    Suntrust Bank,
              2.50%, 11-01-06          39,362
   500,000    Target Corp.,
              3.38%, 03-01-08         483,003
   350,000    Telefonica de
              Argentina - YD,
              9.13%, 11-07-10         364,875
   500,000    Tennessee Gas
              Pipeline,
              7.00%, 10-15-28         494,294
   727,000    Textron Financial
              Corp.,
              2.75%, 06-01-06         724,498
   450,000    Time Warner Cos.,
              Inc.,
              7.48%, 01-15-08         464,494
   630,000    Travelers Property
              & Casualty,
              6.75%, 11-15-06         632,887
   288,000    TRW, Inc.,
              6.32%, 05-27-08         289,292
   500,000    Tyco
              International,
              Ltd. - YD,
              6.13%, 11-01-08         506,778
   155,000    Union Carbide
              Corp.,
              6.70%, 04-01-09         157,226
   250,000    Union Carbide
              Corp.,
              7.50%, 06-01-25         267,382
   550,000    Union Tank Car
              Co.,
              7.13%, 02-01-07         558,672
   410,000    Verizon, Inc.,
              8.30%, 08-01-31         456,852
 1,312,000    Wells Fargo Co.,
              5.90%, 05-21-06       1,313,324
   500,000    Wisconsin Power &
              Light Co.,
              7.00%, 06-15-07         507,773
                                  -----------
TOTAL CORPORATE BONDS
(COST $56,903,150)                 56,194,724

PRINCIPAL AMOUNT                        VALUE
---------------------------------------------

U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY
BONDS 27.6%
$  270,000    Fannie Mae,
              3.10%, 07-28-08     $   258,560
 1,500,000    Fannie Mae,
              5.00%, 03-09-15       1,442,708
   500,000    Fannie Mae,
              5.00%, 04-17-15         480,448
 1,000,000    Fannie Mae,
              5.00%, 07-09-18         935,028
   700,000    Federal Farm
              Credit Bank,
              4.00%, 12-05-06         694,753
   255,000    Federal Farm
              Credit Bank,
              5.90%, 08-04-08         259,704
 1,000,000    Federal Home Loan
              Bank,
              4.00%, 02-12-10         958,399
   405,000    Federal Home Loan
              Bank,
              4.80%, 03-19-13         389,832
   750,000    Federal Home Loan
              Bank,
              5.50%, 02-14-20         714,479
   500,000    Federal Home Loan
              Bank,
              5.50%, 03-03-20         476,415
 1,500,000    Federal Home Loan
              Mortgage Corp.,
              5.05%, 02-28-13       1,462,187
   370,000    Federal Home Loan
              Mortgage Corp.,
              5.00%, 10-29-13         358,693
   457,000    Federal Home Loan
              Mortgage Corp.,
              5.00%, 09-15-14         441,517
 1,500,000    Federal Home Loan
              Mortgage Corp.,
              5.16%, 02-27-15       1,457,833
   400,000    Federal Home Loan
              Mortgage Corp.,
              5.00%, 12-15-15         383,821
   550,000    Federal Home Loan
              Mortgage Corp.,
              5.00%, 09-09-16         524,937
   975,000    Federal Home Loan
              Mortgage Corp.,
              5.25%, 07-27-17         936,598


 14   Schedule of Investments

PRINCIPAL AMOUNT                        VALUE
---------------------------------------------
$2,000,000    U.S. Treasury
              Bill,
              3.99%, 04-13-06     $ 1,997,007
   500,000    U.S. Treasury
              Note,
              2.25%, 04-30-06         499,148
 2,500,000    U.S. Treasury
              Note,
              2.00%, 05-15-06       2,491,931
 1,000,000    U.S. Treasury
              Note,
              2.38%, 08-15-06         991,289
 1,000,000    U.S. Treasury
              Note,
              6.50%, 10-15-06       1,008,320
 2,440,000    U.S. Treasury
              Note,
              2.63%, 11-15-06       2,406,640
 1,500,000    U.S. Treasury
              Note,
              3.50%, 11-15-06       1,487,343
                                  -----------
TOTAL U.S. GOVERNMENT AND U.S.
GOVERNMENT AGENCY BONDS (COST
$23,436,353)                       23,057,590

FOREIGN GOVERNMENT BOND 2.4%
 1,000,000    Federal Republic
              Of Brazil - YD,
              9.38%, 04-07-08       1,068,500
   750,000    Federal Republic
              Of Brazil - YD,
              14.50%, 10-15-09        960,000
                                  -----------
TOTAL FOREIGN GOVERNMENT BOND
(COST $2,062,500)                   2,028,500

PRINCIPAL AMOUNT                        VALUE
---------------------------------------------

SHORT-TERM INVESTMENTS 2.9%
$2,424,607    Brown Brothers
              Harriman Time
              Deposit,
              4.07%, 04-03-06#    $ 2,424,607
                                  -----------
TOTAL SHORT-TERM INVESTMENTS
(COST $2,424,607)                   2,424,607
TOTAL INVESTMENTS (COST
$84,826,610) 100.1%                83,705,421
LIABILITIES LESS OTHER ASSETS
(0.1)%                                (72,151)
                                  -----------
TOTAL NET ASSETS 100.0%           $83,633,270
                                  ===========

The accompanying notes are an integral part of the financial statements.

# BBH Time Deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of March 31, 2006.
* Security was acquired pursuant to Rule 144A of the Securities Act of 1933 and may be deemed to be restricted for resale.
YD Yankee Dollar Bond


                                                   Schedule of Investments    15

Management Overview

ICON Core Equity Fund


--------------------------------------------------------------------------------
PORTFOLIO PROFILE
March 31, 2006
Equities                                                                   98.5%
Top 10 Equity Holdings                                                     13.6%
Number of Stocks                                                             124
Short-Term Investments                                                      1.4%
Percentages are based upon net assets.

TOP 10 EQUITY HOLDINGS
March 31, 2006
Grant Prideco, Inc.                                                         1.5%
MSC Industrial Direct Co., Inc. - Class A                                   1.5%
America Movil S.A. De C.V. - ADR                                            1.5%
Aleris International, Inc.                                                  1.4%
Celgene Corp.                                                               1.4%
BHP Billiton, Ltd. - ADR                                                    1.3%
Mylan Laboratories, Inc.                                                    1.3%
CSX Corp.                                                                   1.3%
Coldwater Creek, Inc.                                                       1.2%
PSS World Medical, Inc.                                                     1.2%
Percentages are based upon net assets.
--------------------------------------------------------------------------------

Q. HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

A. For the six-month period ended March 31, 2006, the ICON Core Equity Fund returned 12.44% for Class I shares, 12.02% for Class C shares and 12.46% for Class Z shares, outperforming the 7.08% return of the S&P 1500 Index, the Fund's benchmark, over the same period. Total returns for other periods as of March 31, 2006 appear on page 22.

Q. WHAT PRIMARY FACTORS WERE BEHIND THE FUND'S RELATIVE PERFORMANCE?

A. The Fund performed strongly during the period as a valuation-driven tilt toward cyclical industries, primarily in the Industrials and Materials sectors, fueled outsized relative returns. While each of the nine economic sectors we track posted positive results for the period, the top performers were Industrials and Materials, areas where the Fund was actively overweighted.

   Overall, the Fund maintained exposure to all economic sectors, as valuations were attractive across a wide spectrum of industries. However, the portfolio was decidedly underweight the Leisure & Consumer Staples sector as most of its constituent industries lacked compelling combinations of value and relative strength. With the sector lagging the broad S&P 1500 Index, the Fund's underexposure helped drive its relative outperformance.

Q. HOW DID THE PORTFOLIO'S COMPOSITION AFFECT FUND PERFORMANCE?

A. Underscoring the cyclical nature of the period's rally, primary contributors to performance included Industrials sector components trading companies & distributors, construction & farm machinery & heavy trucks, and railroads. Steel was a major contributor from the Materials sector, while leading Financials sector industry investment banking & brokerage boosted relative returns.

   Conversely, industries such as managed healthcare, food retail, food distributors, oil & gas drilling, and oil & gas exploration & production detracted from Fund performance. Notably, two of these industries were within the Leisure & Consumer Staples sector, which was deemed out of favor as investors leaned toward cyclical issues. Minimally negative returns posted by the two Energy-related industries appeared motivated by investor uncertainty amid extreme volatility.


 16   Management Overview

(ROBERT STRAUS, CMT PHOTO)
Robert Straus, CMT
Portfolio Manager



(J.C. WALLER, III PHOTO)
J.C. Waller, III
Portfolio Manager



(DEREK ROLLINGSON PHOTO)
Derek Rollingson
Portfolio Manager



(TODD BURCHETT PHOTO)
Todd Burchett
Portfolio Manager

Q. WHAT IS YOUR INVESTMENT OUTLOOK FOR THE DOMESTIC EQUITY MARKET?

A. While stocks ended the period trading at a relatively smaller discount to fair value than when it began, our analysis continues to show some upside potential in a large number of industries. Moreover, company fundamentals appear attractive despite ever-present macroeconomic concerns.
   Moving ahead, we expect to increase exposure to the Consumer Discretionary sector. The sector appears to have been out of favor on fears that rising energy prices would crimp consumer spending. Nevertheless, fundamentals remain strong and we have yet to see a sustained slowdown in discretionary buying. Meanwhile, we anticipate continued strength in Materials and Industrials, although these sectors are now trading close to fair value. As such, we will carefully monitor our positions and could very well pare back exposure if valuations become increasingly less attractive.


                                                       Management Overview    17

ICON Core Equity Fund

    PERFORMANCE HIGHLIGHTS
    March 31, 2006

- The Fund performed strongly during the period as a valuation-driven tilt toward cyclical industries, primarily in the Industrials and Materials sectors, fueled relative performance.

- Primary industry contributors included trading companies & distributors, construction & farm machinery & heavy trucks, railroads, steel and investment banking & brokerage.

- Meaningful industry detractors included managed healthcare, food retail, food distributors, oil & gas drilling, and oil & gas exploration & production.


 18   Management Overview

                                                              SECTOR COMPOSITION
                                                                  March 31, 2006

                               Industrials  19.2%
                                 Financial  16.5%
                    Information Technology  14.0%
                    Consumer Discretionary  13.6%
                                Healthcare  12.1%
                                 Materials  9.7%
                                    Energy  9.1%
           Telecommunication and Utilities  2.4%
              Leisure and Consumer Staples  1.9%

Percentages are based upon net assets.


                                                       Management Overview    19

ICON Core Equity Fund

INDUSTRY COMPOSITION
March 31, 2006

                                     Pharmaceuticals  4.9%
                            Health Care Distributors  4.5%
                      Oil & Gas Equipment & Services  4.1%
                                      Apparel Retail  4.0%
                                  Oil & Gas Drilling  3.9%
                    Trading Companies & Distributors  3.1%
                                      Semiconductors  3.0%
                                            Trucking  2.9%
                      Computer Storage & Peripherals  2.7%
                                            Aluminum  2.5%
                    Asset Management & Custody Banks  2.5%
                                           Railroads  2.5%
                      Investment Banking & Brokerage  2.3%
                        Thrifts & Mortgage Insurance  2.3%
                             Air Freight & Logistics  2.1%
                                            Airlines  2.0%
        Construction & Farm Machinery & Heavy Trucks  2.0%
                                    Home Furnishings  2.0%
                            Communications Equipment  1.9%
                              Construction Materials  1.9%
                                               Steel  1.8%
                                   Building Products  1.7%
                                      Catalog Retail  1.7%
                                    Consumer Finance  1.6%
                 Wireless Telecommunication Services  1.5%
                              Auto Parts & Equipment  1.4%
                                       Biotechnology  1.4%
               Data Processing & Outsourced Services  1.4%
                Fertilizers & Agricultural Chemicals  1.4%
                                 Specialized Finance  1.4%
                         Diversified Metals & Mining  1.3%
                          Internet Software Services  1.3%


 20   Management Overview

March 31, 2006
                                Multi-Line Insurance  1.3%
                                   Computer Hardware  1.2%
                      IT Consulting & Other Services  1.2%
                  Oil & Gas Exploration & Production  1.1%
                Other Diversified Financial Services  1.1%
                                   Automotive Retail  1.0%
                                Consumer Electronics  1.0%
                          General Merchandise Stores  1.0%
                Human Resource & Employment Services  1.0%
                            Automobile Manufacturers  0.9%
                                   Diversified Banks  0.9%
                  Electronic Equipment Manufacturers  0.9%
                             Life & Health Insurance  0.9%
                                              Marine  0.8%
                            Metal & Glass Containers  0.8%
                                      Mortgage REITS  0.8%
                                      Regional Banks  0.8%
                      Life Sciences Tools & Services  0.7%
                                    Leisure Products  0.7%
                       Property & Casualty Insurance  0.7%
                                 Aerospace & Defense  0.6%
                                  Household Products  0.6%
                                         Restaurants  0.6%
                                  Electric Utilities  0.5%
                                            Footwear  0.5%
                                Health Care Services  0.5%
                             Technology Distributors  0.5%
               Integrated Telecommunication Services  0.4%
                   Electrical Components & Equipment  0.3%
      Diversified Commercial & Professional Services  0.2%


                                                       Management Overview    21

ICON Core Equity Fund

AVERAGE ANNUAL TOTAL RETURN
as of March 31, 2006

                                   INCEPTION                                         SINCE
                                     DATE      6 MONTH*     1 YEAR      5 YEARS    INCEPTION
---------------------------------------------------------------------------------------------
ICON Core Equity Fund - Class I    10/12/00     12.44%      22.92%      10.00%      10.68%
---------------------------------------------------------------------------------------------
S&P 1500 Index                                   7.08%      13.05%       5.02%       2.30%
---------------------------------------------------------------------------------------------
ICON Core Equity Fund - Class C    11/28/00     12.02%      21.98%       9.16%       8.86%
---------------------------------------------------------------------------------------------
S&P 1500 Index                                   7.08%      13.05%       5.02%       2.11%
---------------------------------------------------------------------------------------------
ICON Core Equity Fund - Class Z     5/6/04      12.46%      22.51%        N/A       19.75%
---------------------------------------------------------------------------------------------
S&P 1500 Index                                   7.08%      13.05%        N/A       11.37%
---------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative indexes can be found on pages 2 and 3. The Since Inception performance results for Class C shares include returns for certain time periods that were restated as of June 8, 2004. Class Z shares are available only to institutional investors.

* Not annualized.

VALUE OF A $10,000 INVESTMENT
through March 31, 2006
[LINE CHART]

                                                              ICON CORE EQUITY FUND - CLASS I             S&P 1500 INDEX
                                                              -------------------------------             --------------
10/12/00                                                                  10000.00                           10000.00
                                                                          11850.00                           10031.00
3/31/01                                                                   10810.00                            8861.00
                                                                          12680.00                            9444.00
                                                                          10040.00                            8037.00
                                                                          12456.00                            8963.00
3/31/02                                                                   13234.00                            9049.00
                                                                          12048.00                            7887.00
                                                                           9717.00                            6525.00
                                                                           9461.00                            7054.00
3/31/03                                                                    8715.00                            6818.00
                                                                          10515.00                            7890.00
                                                                          11374.00                            8135.00
                                                                          12571.00                            9140.00
3/31/04                                                                   13001.00                            9336.00
                                                                          13072.00                            9498.00
                                                                          13072.00                            9320.00
                                                                          14556.00                           10218.00
3/31/05                                                                   14167.00                           10015.00
                                                                          14659.00                           10187.00
                                                                          15487.00                           10574.00
                                                                          15959.00                           10798.00
3/31/06                                                                   17415.00                           11322.00

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund's Class I shares on the Class' inception date of 10/12/00 to a $10,000 investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.


 22   Management Overview

                                                         Schedule of Investments

                                                           ICON Core Equity Fund
                                                      March 31, 2006 (unaudited)

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
COMMON STOCKS (98.5%)
    28,800    Accredited Home
              Lenders Holding
              Co.(a)             $  1,473,984
    64,600    Agrium, Inc. -
              ADR                   1,631,796
    76,000    Alcoa, Inc.           2,322,560
    63,800    Aleris
              International,
              Inc.(a)               3,066,866
    89,900    America Movil
              S.A. De C.V. -
              ADR                   3,079,974
    34,700    American
              Financial Group,
              Inc.                  1,443,867
    36,100    Ameriprise
              Financial, Inc.       1,626,666
    53,000    AmerisourceBergen
              Corp.                 2,558,310
    55,000    AMR Corp.(a)          1,487,750
    22,600    Apple Computer,
              Inc.(a)               1,417,472
    24,600    Arkansas Best
              Corp.                   962,352
    35,700    Arrow
              Electronics,
              Inc.(a)               1,152,039
    29,100    AT&T, Inc.              786,864
    62,200    AU Optronics
              Corp. - ADR             927,402
    10,300    AutoZone, Inc.(a)     1,026,807
    25,700    Avid Technology,
              Inc.(a)               1,116,922
    36,700    Barr
              Pharmaceuticals,
              Inc.(a)               2,311,366
    70,950    BHP Billiton,
              Ltd. - ADR            2,827,358
    52,100    Boston Private
              Financial
              Holdings, Inc.        1,760,459
    19,700    Caremark Rx,
              Inc.(a)                 968,846
    55,500    Cash America
              International,
              Inc.                  1,666,110
    65,200    Celgene Corp.(a)      2,883,144
    24,330    Cemex S.A. De
              C.V. - ADR            1,588,262
    25,500    Central Garden &
              Pet Co.(a)            1,355,070
    52,300    Christopher &
              Banks Corp.           1,213,883
    30,800    CIT Group, Inc.       1,648,416

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
    93,450    Coldwater Creek,
              Inc.(a)            $  2,597,910
    32,400    Companhia Vale do
              Rio Doce - ADR        1,572,372
    22,800    Computer Sciences
              Corp.(a)              1,266,540
    57,600    Corning, Inc.(a)      1,550,016
    44,700    CSX Corp.             2,673,059
    21,000    Cummins, Inc.         2,207,100
    19,200    Curtiss-Wright
              Corp.                 1,271,040
    20,000    Diamond Offshore
              Drilling, Inc.        1,790,000
    42,000    Drew Industries,
              Inc.(a)               1,493,100
    40,500    Eagle Materials,
              Inc.                  2,582,280
    28,700    Eli Lilly & Co.       1,587,110
    36,100    ElkCorp               1,218,375
    49,600    Ethan Allen
              Interiors, Inc.       2,084,192
    44,300    Euronet
              Worldwide, Inc(a)     1,675,869
    78,700    Family Dollar
              Stores, Inc.          2,093,420
    53,400    Fastenal Co.          2,527,956
    14,500    FedEx Corp.           1,637,630
    89,800    First Cash
              Financial
              Services, Inc.(a)     1,795,102
    55,200    Forest
              Laboratories,
              Inc.(a)               2,463,576
    10,200    Franklin Electric
              Co., Inc.               557,430
    83,400    Furniture Brands
              International,
              Inc.                  2,044,134
    31,300    GFI Group,
              Inc.(a)               1,624,783
    20,600    Golden West
              Financial Corp.       1,398,740
     4,200    Google, Inc. -
              Class A(a)            1,638,000
    74,400    Grant Prideco,
              Inc.(a)               3,187,296
    35,000    Griffon Corp.(a)        869,400
    38,200    HCC Insurance
              Holdings, Inc.        1,329,360
    22,300    Healthcare
              Services Group,
              Inc.                    476,328


                                                   Schedule of Investments    23

ICON Core Equity Fund

March 31, 2006 (unaudited)

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
    32,400    Helmerich &
              Payne, Inc.        $  2,262,168
    44,500    Henry Schein,
              Inc.(a)               2,129,770
    59,100    Honda Motor Co.,
              Ltd. - ADR            1,829,736
    48,900    Hutchinson
              Technology,
              Inc.(a)               1,475,313
    40,700    Investors
              Financial
              Services Corp.        1,907,609
    46,500    J.B. Hunt
              Transport
              Services, Inc.        1,001,610
    24,600    j2 Global
              Communications,
              Inc.(a)               1,156,200
    19,200    Johnson Controls,
              Inc.                  1,457,856
    37,125    Jos. A. Bank
              Clothiers,
              Inc.(a)               1,780,144
    35,700    Joy Global, Inc.      2,133,789
    57,800    JPMorgan Chase &
              Co.                   2,406,792
    24,100    Kirby Corp.(a)        1,641,451
    22,050    Knight
              Transportation,
              Inc.                    435,488
    40,900    Komag, Inc.(a)        1,946,840
    48,100    Korea Electric
              Power Corp. - ADR     1,038,960
    20,400    Marten Transport,
              Ltd.(a)                 369,036
    17,800    Marvell
              Technology Group,
              Ltd. - ADR(a)           962,980
    95,900    Matsushita
              Electric
              Industrial Co.,
              Ltd. - ADR            2,123,226
    44,100    McKesson HBOC,
              Inc.                  2,298,933
    46,300    Mellon Financial
              Corp.                 1,648,280
    91,000    Mesa Air Group,
              Inc.(a)               1,041,040
    45,500    Metrologic
              Instruments,
              Inc.(a)               1,052,415
    41,800    Monster
              Worldwide,
              Inc.(a)               2,084,148
    58,100    MSC Industrial
              Direct Co.,
              Inc. - Class A        3,138,562

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
   112,100    Myers Industries,
              Inc.               $  1,792,479
   118,300    Mylan
              Laboratories,
              Inc.                  2,768,220
    36,900    National-OilWell
              Varco, Inc.(a)        2,366,028
    34,700    New Century
              Financial Corp.       1,596,894
    36,200    NICE Systems,
              Ltd. - ADR(a)         1,844,752
    35,700    Nokia Corp. - ADR       739,704
    46,700    Norfolk Southern
              Corp.                 2,525,069
    31,100    O'Reilly
              Automotive,
              Inc.(a)               1,137,016
    76,800    Old Dominion
              Freight Line,
              Inc.(a)               2,069,760
    54,900    optionsXpress
              Holdings, Inc.        1,596,492
    52,000    Pacer
              International,
              Inc.                  1,699,360
    61,300    Pacific Sunwear
              of California,
              Inc.(a)               1,358,408
    59,100    Pfizer, Inc.          1,472,772
    45,600    Philadelphia
              Consolidated
              Holding Corp.(a)      1,556,784
    28,900    Portfolio
              Recovery
              Associates,
              Inc.(a)               1,353,387
    23,900    Prudential
              Financial, Inc.       1,811,859
   134,400    PSS World
              Medical, Inc.(a)      2,592,576
    38,700    Rare Hospitality
              International,
              Inc.(a)               1,347,921
    48,600    Ross Stores,
              Inc.                  1,418,634
    48,400    Rowan Cos., Inc.      2,127,664
    22,900    Ryder System,
              Inc.                  1,025,462
    57,500    Satyam Computer
              Services, Ltd. -
              ADR                   2,516,200
    33,800    SCP Pool Corp.        1,585,558
    90,600    Seagate
              Technology            2,385,498
   186,800    Siliconware
              Precision
              Industries Co. -
              ADR                   1,204,860


 24   Schedule of Investments

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
    33,000    Simpson
              Manufacturing
              Co., Inc.          $  1,428,900
    27,400    SiRF Technology
              Holdings, Inc.(a)       970,234
    61,000    SkyWest, Inc.         1,785,470
    40,900    Steel Dynamics,
              Inc.                  2,320,257
    30,400    Steven Madden,
              Ltd.                  1,079,200
    50,000    Superior Energy
              Services, Inc.(a)     1,339,500
   133,100    Taiwan
              Semiconductor
              Manufacturing
              Co., Ltd. - ADR       1,338,986
    55,100    Texas
              Instruments,
              Inc.                  1,789,097
    92,200    The Finish Line,
              Inc.                  1,516,690
    59,400    The Gymboree
              Corp.(a)              1,546,776
    27,400    The Scotts
              Miracle-Gro Co.       1,253,824
    38,200    The Sportsman's
              Guide, Inc.(a)        1,011,918
    41,500    Thermo Electron
              Corp.(a)              1,539,235
   110,000    TradeStation
              Group, Inc.(a)        1,520,200

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
    35,800    Ultra Petroleum
              Corp.(a)           $  2,230,698
    37,200    Unit Corp.(a)         2,073,900
    31,500    UTI Worldwide,
              Inc. - ADR              995,400
    32,200    Wachovia Corp.        1,804,810
    44,600    Washington
              Mutual, Inc.          1,900,852
    15,100    Watsco, Inc.          1,072,855
    40,000    Weatherford
              International,
              Ltd.(a)               1,830,000
                                 ------------
TOTAL COMMON STOCKS (COST
$174,208,064)                     209,081,168

SHORT-TERM INVESTMENTS (1.4%)
 2,931,086    Brown Brothers
              Harriman Time
              Deposit,
              4.07%, 04-03-06#      2,931,086
                                 ------------
TOTAL SHORT-TERM INVESTMENTS
(COST $2,931,086)                   2,931,086
TOTAL INVESTMENTS (COST
$177,139,150) 99.9%               212,012,254
OTHER ASSETS LESS LIABILITIES
0.1%                                  157,531
                                 ------------
TOTAL NET ASSETS 100.0%          $212,169,785
                                 ============

The accompanying notes are an integral part of the financial statements.

(a)  Non-income producing security.
# BBH Time Deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of March 31, 2006.
ADR  American Depositary Receipt


                                                   Schedule of Investments    25

Management Overview

ICON Covered Call Fund


--------------------------------------------------------------------------------
PORTFOLIO PROFILE
March 31, 2006
Equities                                                                  104.5%
Top 10 Equity Holdings                                                     15.3%
Number of Stocks                                                             118
Options Purchased
  Put Options                                                               1.1%
  Number of Securities
  on Which Options Have
  Been Purchased                                                               1
Short-Term Investments                                                      2.8%
Percentages are based upon net assets.

TOP 10 EQUITY HOLDINGS
March 31, 2006
Burlington Northern
Santa Fe Corp.                                                              1.8%
Wesco International, Inc.                                                   1.7%
Companhia Vale do Rio
Doce - ADR                                                                  1.7%
Watsco, Inc.                                                                1.6%
JPMorgan Chase & Co.                                                        1.5%
Superior Energy Services, Inc.                                              1.4%
Ceradyne, Inc.                                                              1.4%
The Goldman Sachs Group, Inc.                                               1.4%
Eagle Materials, Inc.                                                       1.4%
Ryder System, Inc.                                                          1.4%
Percentages are based upon net assets.
--------------------------------------------------------------------------------

Q. HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

A. For the six-months ended March 31, 2006, the ICON Covered Call Fund returned 2.99% for Class I shares, 2.69% for Class C shares and 3.13% for Class Z shares, underperforming the 7.08% return of the S&P 1500 Index, the Fund's benchmark, over the same period. Total returns for other periods as of March 31, 2006 appear on page 31.

Q. WHAT PRIMARY FACTORS WERE BEHIND THE FUND'S RELATIVE PERFORMANCE?

A. The Fund was unable to keep pace with its benchmark. With stocks advancing in broad fashion throughout the period, calls written against the Fund's underlying securities limited upside potential. Conversely, these same calls provided protection from a downside turn, reducing the portfolio's volatility relative to the benchmark.

   Option premiums declined slightly during the period, hovering near 15-year lows as measured by the CBOE Market Volatility Index (VIX), a broad gauge of expected market volatility. Since lower expectations often result in lower option premiums, income levels, which were already at a near-term bottom, further restricted the Fund's return potential.

Q. HOW DID THE PORTFOLIO'S COMPOSITION AFFECT FUND PERFORMANCE?

A. From a broad sector perspective, the Industrials and Materials areas were key contributors to performance, evidenced by leading cyclical themes in the trading companies & distributors, steel, and railroads industries. Overall, these value-driven industry tilts proved to be the primary reason for the Fund's positive performance over the period, yet calls written against the underlying securities in these industries limited gains. In contrast, the Energy and Information Technology sectors detracted from Fund performance, with the semiconductors, oil & gas drilling, and food distributors groups lagging significantly. Calls written against long securities in these industries reduced losses experienced by the Fund.

Q. WHAT IS YOUR INVESTMENT OUTLOOK FOR THE DOMESTIC EQUITY MARKET?

A. While stocks ended the period trading at relatively smaller discounts to fair value than where they began, our analysis continues to detect upside potential. Moreover, company fundamentals appear attractive despite continued macroeconomic concerns.

   Looking ahead, we expect to increase exposure to the Consumer Discretionary sector, as this is the most undervalued area of the nine we track. The group appears to have lost favor on fears that rising energy prices would crimp consumer spending, however, fundamentals remain strong and we have yet to see a sustained slowdown in discretionary buying. At the same

 26   Management Overview

[ROBERT STRAUS, CMT PHOTO]
Robert Straus, CMT
Portfolio Manager

   time, we anticipate continued strength in Materials and Industrials, although these sectors are now trading close to fair value. As such, we will monitor these positions carefully and could very well pare back exposure if valuations become increasingly less attractive.
   At the same time, we cannot predict if and when historically low option premiums will revert to more normalized levels. For that reason, we will monitor premium levels and look to write longer-dated options should conditions improve.

    PERFORMANCE HIGHLIGHTS

- The Fund's investment strategy hindered relative results, as calls written against the underlying securities limited upside potential in an upward market.


- Option premiums hovered near 15-year lows as measured by the CBOE Market Volatility Index, leading to restricted income levels and limited return potential.

- Industries that contributed to Fund performance included trading companies & distributors, steel and railroads, while semiconductors, oil & gas drilling and food distributors detracted from results.


                                                       Management Overview    27

ICON Covered Call Fund

SECTOR COMPOSITION
March 31, 2006

                        Industrials  22.5%
                          Financial  17.4%
             Consumer Discretionary  14.3%
             Information Technology  14.3%
                         Healthcare  11.7%
                          Materials  10.5%
                             Energy  8.0%
    Telecommunication and Utilities  3.8%
       Leisure and Consumer Staples  2.0%

Percentages are based upon net assets.


 28   Management Overview

                                                            INDUSTRY COMPOSITION
                                                                  March 31, 2006

                    Trading Companies & Distributors  4.5%
                                           Railroads  4.3%
                                               Steel  4.1%
                                            Trucking  3.7%
                                      Apparel Retail  3.6%
                      Oil & Gas Equipment & Services  3.5%
                      Computer Storage & Peripherals  3.0%
                                  Oil & Gas Drilling  3.0%
                                     Pharmaceuticals  2.9%
                            Health Care Distributors  2.8%
                         Diversified Metals & Mining  2.7%
                      Investment Banking & Brokerage  2.5%
                                    Home Furnishings  2.4%
                                 Managed Health Care  2.4%
                              Construction Materials  2.3%
                          Internet Software Services  2.3%
                             Air Freight & Logistics  2.2%
                                Multi-Line Insurance  2.2%
                                      Semiconductors  2.2%
                 Wireless Telecommunication Services  2.1%
        Construction & Farm Machinery & Heavy Trucks  2.0%
                                   Computer Hardware  1.8%
               Data Processing & Outsourced Services  1.8%
                                    Consumer Finance  1.7%
                                            Airlines  1.6%
                                      Mortgage REITS  1.6%
                                      Regional Banks  1.6%
                Other Diversified Financial Services  1.5%
                       Property & Casualty Insurance  1.5%
                                 Aerospace & Defense  1.4%
                                   Building Products  1.4%


                                                       Management Overview    29

ICON Covered Call Fund

INDUSTRY COMPOSITION (CONTINUED)

March 31, 2006
                             Life & Health Insurance  1.4%
                    Asset Management & Custody Banks  1.3%
                                              Marine  1.3%
                              Auto Parts & Equipment  1.2%
                                   Automotive Retail  1.2%
                                   Diversified Banks  1.2%
                                Health Care Services  1.2%
                      IT Consulting & Other Services  1.2%
                  Oil & Gas Exploration & Production  1.2%
                            Automobile Manufacturers  1.1%
                                Consumer Electronics  1.1%
                            Communications Equipment  1.0%
                                  Electric Utilities  1.0%
                             Technology Distributors  1.0%
                        Thrifts & Mortgage Insurance  1.0%
                                            Aluminum  0.9%
                                  Education Services  0.9%
                          General Merchandise Stores  0.9%
                                    Leisure Products  0.8%
                      Life Sciences Tools & Services  0.8%
                                       Biotechnology  0.7%
                                      Catalog Retail  0.7%
               Integrated Telecommunication Services  0.7%
                                         Restaurants  0.7%
                               Health Care Equipment  0.5%
                             Home Improvement Retail  0.5%
                                  Household Products  0.5%
                                 Specialty Chemicals  0.5%
                                    Specialty Stores  0.5%
                              Health Care Facilities  0.4%
                             Coal & Consumable Fuels  0.3%
                  Apparel Accessories & Luxury Goods  0.2%


 30   Management Overview

                                                     AVERAGE ANNUAL TOTAL RETURN
                                                            as of March 31, 2006

                              INCEPTION                                             SINCE
                                 DATE       6 MONTH*      1 YEAR      5 YEARS     INCEPTION
---------------------------------------------------------------------------------------------
ICON Covered Call Fund -
  Class I                      9/30/02       2.99%        6.92%         N/A         13.17%
---------------------------------------------------------------------------------------------
S&P 1500 Index                               7.08%        13.05%        N/A         17.06%
---------------------------------------------------------------------------------------------
ICON Covered Call Fund -
  Class C                      11/21/02      2.69%        6.22%         N/A         10.50%
---------------------------------------------------------------------------------------------
S&P 1500 Index                               7.08%        13.05%        N/A         14.01%
---------------------------------------------------------------------------------------------
ICON Covered Call Fund -
  Class Z                       5/6/04       3.13%        7.21%         N/A         8.34%
---------------------------------------------------------------------------------------------
S&P 1500 Index                               7.08%        13.05%        N/A         11.37%
---------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative indexes can be found on pages 2 and 3. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future. Class Z shares are available only to institutional investors.

* Not annualized.
                                                   VALUE OF A $10,000 INVESTMENT
                                                          through March 31, 2006
[LINE GRAPH]

                                                              ICON COVERED CALL FUND - CLASS I            S&P 1500 INDEX
                                                              --------------------------------            --------------
9/30/02                                                                   10000.00                           10000.00
                                                                          10490.00                           10811.00
3/31/03                                                                   10050.00                           10450.00
                                                                          11770.00                           12093.00
                                                                          12400.00                           12469.00
                                                                          13541.00                           14009.00
3/31/04                                                                   13799.00                           14308.00
                                                                          13944.00                           14557.00
                                                                          13706.00                           14285.00
                                                                          14568.00                           15661.00
3/31/05                                                                   14416.00                           15349.00
                                                                          14470.00                           15613.00
                                                                          14966.00                           16206.00
                                                                          14946.00                           16550.00
3/31/06                                                                   15414.00                           17353.00

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund's Class I shares on the Class' inception date of 9/30/02 to a $10,000 investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.


                                                       Management Overview    31

Schedule of Investments

ICON Covered Call Fund
March 31, 2006 (unaudited)

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
COMMON STOCKS 104.5%
     6,200    A.G. Edwards,
              Inc.(x)             $   309,132
     9,700    Abercrombie &
              Fitch Co.(x)            565,510
     5,200    Accredited Home
              Lenders Holding
              Co.(a)(x)               266,136
    15,600    Aetna, Inc.(x)          766,584
    10,300    Affiliated
              Computer Services,
              Inc. - Class
              A(a)(x)                 614,498
    15,700    AK Steel Holding
              Corp.(a)(x)             235,500
    12,200    Alaska Air Group,
              Inc.(a)(x)              432,490
    17,600    Alcoa, Inc.(x)          537,856
    10,700    Alpharma, Inc. -
              Class A(x)              286,974
    23,700    America Movil S.A.
              De C.V. - ADR(x)        811,962
    12,800    American Express
              Co.(x)                  672,640
    15,200    AmerisourceBergen
              Corp.(x)                733,704
     7,600    Apple Computer,
              Inc.(a)(x)              476,672
     3,000    AutoZone,
              Inc.(a)(x)              299,070
     7,700    Barr
              Pharmaceuticals,
              Inc.(a)(x)              484,946
    20,500    BHP Billiton,
              Ltd. - ADR(x)           816,925
    13,200    Burlington
              Northern Santa Fe
              Corp.(x)              1,099,955
     4,400    Capital One
              Financial Corp.(x)      354,288
     3,300    Caremark Rx,
              Inc.(a)(x)              162,294
     9,600    Celgene
              Corp.(a)(x)             424,512
     8,800    Cemex S.A. De
              C.V. - ADR(x)           574,464
    17,000    Ceradyne,
              Inc.(a)(x)              848,300
    21,800    Christopher &
              Banks Corp.(x)          505,978
     4,100    Chubb Corp.(x)          391,304
     5,100    CIGNA Corp.(x)          666,162
    12,300    Cognizant
              Technology
              Solutions
              Corp.(a)(x)             731,727
    15,600    Coldwater Creek,
              Inc.(a)(x)              433,680

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
    21,400    Companhia Vale do
              Rio Doce - ADR(x)   $ 1,038,542
     8,400    Computer Sciences
              Corp.(a)(x)             466,620
    16,500    Cost Plus,
              Inc.(a)(x)              282,150
    12,000    CSX Corp.(x)            717,600
     7,500    Cullen/Frost
              Bankers, Inc.(x)        403,125
     6,700    Cummins, Inc.(x)        704,170
    11,000    Darden
              Restaurants,
              Inc.(x)                 451,330
    19,000    Dollar Tree
              Stores, Inc.(a)(x)      525,730
    13,200    Eagle Materials,
              Inc.(x)                 841,632
     4,100    East-West Bancorp,
              Inc.(x)                 158,055
    13,300    ElkCorp(x)              448,875
     5,200    Ethan Allen
              Interiors, Inc.(x)      218,504
    17,000    Fastenal Co.(x)         804,780
     6,700    FedEx Corp.(x)          756,698
     9,100    Forest
              Laboratories,
              Inc.(a)(x)              406,133
     7,600    Fossil, Inc.(a)(x)      141,208
     2,800    Freeport-McMoran
              Copper & Gold,
              Inc. - Class B(x)       167,356
    30,600    Furniture Brands
              International,
              Inc.(x)                 750,006
     1,700    Google, Inc. -
              Class A(a)(x)           663,000
     6,600    Grant Prideco,
              Inc.(a)(x)              282,744
     6,100    Harman
              International
              Industries,
              Inc.(x)                 677,893
     5,100    Helmerich & Payne,
              Inc.(x)                 356,082
    13,200    Henry Schein,
              Inc.(a)(x)              631,752
    19,600    Hutchinson
              Technology,
              Inc.(a)(x)              591,332
    30,400    Ingram Micro,
              Inc.(a)(x)              608,000
     7,500    International
              Business Machines
              Corp.(x)                618,525
    33,500    J.B. Hunt
              Transport
              Services, Inc.(x)       721,590


 32   Schedule of Investments

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
    16,000    j2 Global
              Communications,
              Inc.()(a)(x)        $   752,000
     9,900    Johnson Controls,
              Inc.(x)                 751,707
    21,500    JPMorgan Chase &
              Co.(x)                  895,260
    11,800    Kirby
              Corp.()(a)(x)           803,698
    32,550    Knight
              Transportation,
              Inc.(x)                 642,863
     8,800    Komag,
              Inc.()(a)(x)            418,880
    26,800    Korea Electric
              Power Corp. -
              ADR(x)                  578,880
    10,000    Laureate
              Education,
              Inc.()(a)(x)            533,800
     6,000    Loews Corp.(x)          607,200
     7,100    McKesson HBOC,
              Inc.(x)                 370,123
     9,200    MedcoHealth
              Solutions,
              Inc.()(a)(x)            526,424
    19,800    Mesa Air Group,
              Inc.()(a)(x)            226,512
     8,700    MetLife, Inc.(x)        420,819
     5,900    Mohawk Industries,
              Inc.()(a)(x)            476,248
    15,300    Molecular Devices
              Corp.(a)(x)             507,348
     5,900    Morgan Stanley(x)       370,638
     8,100    Nabors Industries,
              Ltd.(a)(x)              579,798
     8,300    National-OilWell
              Varco, Inc.(a)(x)       532,196
     7,800    New Century
              Financial Corp.(x)      358,956
    12,200    NICE Systems,
              Ltd. - ADR(a)(x)        621,712
    14,800    Norfolk Southern
              Corp.(x)                800,236
    18,400    NovaStar
              Financial, Inc.(x)      615,296
    11,700    O'Reilly
              Automotive,
              Inc.(a)(x)              427,752
    14,100    OM Group,
              Inc.(a)(x)              324,300
     9,100    Par Pharmaceutical
              Cos., Inc.(a)(x)        256,438
     3,600    Peabody Energy
              Corp.(x)                181,476
     5,600    PNC Financial
              Services Group,
              Inc.(x)                 376,936

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
     8,400    Polaris
              Industries,
              Inc.(x)             $   458,304
    14,800    PortalPlayer,
              Inc.(a)(x)              329,004
     5,500    Prudential
              Financial, Inc.(x)      416,955
     7,800    Psychiatric
              Solutions,
              Inc.(a)(x)              258,414
     3,200    Rio Tinto PLC -
              ADR(x)                  662,400
    26,700    Ross Stores,
              Inc.(x)                 779,373
    18,600    Ryder System,
              Inc.(x)                 832,908
    30,800    Seagate
              Technology(x)           810,964
    10,500    Selective
              Insurance Group,
              Inc.(x)                 556,500
    57,600    Siliconware
              Precision
              Industries
              Co. - ADR(x)            371,520
    10,400    SkyWest, Inc.(x)        304,408
     7,600    SonoSite,
              Inc.(a)(x)              308,864
    13,900    Spectrum Brands,
              Inc.(a)(x)              301,908
    13,500    Steel Dynamics,
              Inc.(x)                 765,855
    17,100    Steel
              Technologies,
              Inc.(x)                 415,530
    32,800    Superior Energy
              Services,
              Inc.(a)(x)              878,712
    39,000    Taiwan
              Semiconductor
              Manufacturing Co.,
              Ltd. - ADR(x)           392,340
    18,300    Telefonos de
              Mexico S.A. de
              C.V. - ADR(x)           411,384
     7,800    Teva
              Pharmaceutical
              Industries, Ltd. -
              ADR(x)                  321,204
    10,000    Texas Instruments,
              Inc.(x)                 324,700
    21,900    The Bank of New
              York Co., Inc.(x)       789,276
    23,500    The Finish Line,
              Inc.(x)                 386,575
     5,400    The Goldman Sachs
              Group, Inc.(x)          847,584
     8,700    The Hartford
              Financial Services
              Group, Inc.(x)          700,785
     5,700    The Sherwin-
              Williams Co.(x)         281,808
     9,700    The Toro Co.(x)         463,175


                                                   Schedule of Investments    33

ICON Covered Call Fund
March 31, 2006 (unaudited)

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
     6,400    Toyota Motor
              Corp. - ADR(x)      $   696,960
    11,800    Ultra Petroleum
              Corp.(a)(x)             735,258
    14,900    Unit Corp.(a)(x)        830,675
     8,600    United Parcel
              Service, Inc. -
              Class B(x)              682,668
     6,300    Universal Forest
              Products, Inc.(x)       399,987
    10,700    Vimpel
              Communications -
              ADR(a)(x)               460,207
    10,000    W-H Energy
              Services,
              Inc.(a)(x)              444,900
    13,100    Wachovia Corp.(x)       734,255
     8,900    Washington Mutual,
              Inc.(x)                 379,318
    13,700    Watsco, Inc.(x)         973,385
    15,500    Wesco
              International,
              Inc.(a)(x)            1,054,155
                                  -----------
TOTAL COMMON STOCKS
(COST $52,999,583)                 63,656,409

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------

SHORT-TERM INVESTMENTS 2.8%
 1,713,942    Brown Brothers
              Harriman Time
              Deposit, 4.07%,
              04-03-06#           $ 1,713,942
                                  -----------
TOTAL SHORT-TERM INVESTMENTS
(COST $1,713,942)                   1,713,942

PUT OPTIONS PURCHASED 1.1%
     2,300    Midcap SPDR Trust
              Series 1,
              Expiration
              September 2006,
              Exercise Price
              $112.00                 661,250
                                  -----------
TOTAL PUT OPTIONS PURCHASED
(COST $823,400)                       661,250
TOTAL INVESTMENTS 108.4%
(COST $55,536,925)                 66,031,601
LIABILITIES LESS OTHER ASSETS
(8.4)%                             (5,114,190)
                                  -----------
TOTAL NET ASSETS 100.0%           $60,917,411
                                  ===========

The accompanying notes are an integral part of the financial statements.

(a)  Non-income producing security.
# BBH Time Deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of March 31, 2006.
ADR  American Depositary Receipt
x Portion or all of this security is pledged as collateral for call options written.


 34   Schedule of Investments

                                                     Schedule of Written Options

                                                          ICON Covered Call Fund
                                                                  March 31, 2006

UNDERLYING SECURITY/
EXPIRATION DATE/
EXERCISE PRICE           CONTRACTS*     VALUE
------------------------------------------------
A.G. Edwards, Inc.
  Expiration May 2006
    Exercise Price
    $45.00                     43     $   22,360
  Expiration August
    2006 Exercise Price
    $45.00                     19         11,590
Abercrombie & Fitch &
  Co.
  Expiration August
    2006
    Exercise Price
    $60.00                     65         30,550
    Exercise Price
    $70.00                     16          2,560
  Expiration November
    2006 Exercise Price
    $60.00                     16         10,080
Accredited Home Lenders
  Holding Co.
  Expiration June 2006
    Exercise Price
    $50.00                     36         17,640
  Expiration September
    2006 Exercise Price
    $55.00                     16          7,360
Aetna, Inc.
  Expiration July 2006
    Exercise Price
    $52.50                    156         27,300
Affiliated Computer
  Services,
  Inc. - Class A
  Expiration April 2006
    Exercise Price
    $60.00                     31          4,263
  Expiration July 2006
    Exercise Price
    $65.00                     51          7,268
  Expiration October
    2006 Exercise Price
    $60.00                     21         10,080
AK Steel Holding Corp.
  Expiration September
    2006 Exercise Price
    $12.50                    157         52,595
Alaska Air Group, Inc.
  Expiration April 2006
    Exercise Price
    $30.00                     37         20,720
    Exercise Price
    $35.00                     24          3,360
  Expiration October
    2006 Exercise Price
    $35.00                     61         24,705

UNDERLYING SECURITY/
EXPIRATION DATE/
EXERCISE PRICE           CONTRACTS*     VALUE
------------------------------------------------
Alcoa, Inc.
  Expiration July 2006
    Exercise Price
    $30.00                    132     $   28,380
  Expiration October
    2006 Exercise Price
    $30.00                     44         12,540
Alpharma, Inc. - Class
  A
  Expiration September
    2006 Exercise Price
    $30.00                    107         18,993
America Movil S.A. De
  C.V. - ADR
  Expiration May 2006
    Exercise Price
    $35.00                    119         18,445
  Expiration August
    2006 Exercise Price
    $35.00                    118         32,745
American Express Co.
  Expiration April 2006
    Exercise Price
    $52.50                     32          2,480
  Expiration July 2006
    Exercise Price
    $55.00                     38          4,180
    Exercise Price
    $57.50                     32          1,440
  Expiration October
    2006 Exercise Price
    $55.00                     26          5,330
AmerisourceBergen Corp.
  Expiration May 2006
    Exercise Price
    $42.50                     23         14,260
  Expiration August
    2006
    Exercise Price
    $45.00                     56         29,120
    Exercise Price
    $47.50                     73         25,550
Apple Computer, Inc.
  Expiration July 2006
    Exercise Price
    $60.00                     19         14,250
    Exercise Price
    $65.00                     46         23,000
    Exercise Price
    $70.00                     11          3,520


                                               Schedule of Written Options    35

ICON Covered Call Fund
March 31, 2006

UNDERLYING SECURITY/
EXPIRATION DATE/
EXERCISE PRICE           CONTRACTS*     VALUE
------------------------------------------------
AutoZone, Inc.
  Expiration June 2006
    Exercise Price
    $95.00                     12     $    9,060
    Exercise Price
    $100.00                     9          3,870
  Expiration September
    2006 Exercise Price
    $110.00                     9          2,475
Barr Pharmaceuticals,
  Inc.
  Expiration May 2006
    Exercise Price
    $65.00                     24          4,260
  Expiration August
    2006
    Exercise Price
    $60.00                     11          6,985
    Exercise Price
    $70.00                     42          7,665
BHP Billiton,
  Ltd. - ADR
  Expiration May 2006
    Exercise Price
    $35.00                     61         32,330
  Expiration August
    2006 Exercise Price
    $35.00                     62         39,370
  Expiration November
    2006 Exercise Price
    $40.00                     82         32,390
Burlington Northern
  Santa Fe Corp.
  Expiration July 2006
    Exercise Price
    $80.00                     46         32,200
  Expiration October
    2006
    Exercise Price
    $75.00                     40         49,200
    Exercise Price
    $85.00                     46         28,290
Capital One Financial
  Corp.
  Expiration September
    2006
    Exercise Price
    $80.00                     24         14,160
    Exercise Price
    $85.00                     11          3,740
    Exercise Price
    $95.00                      9            765
Caremark Rx, Inc.
  Expiration June 2006
    Exercise Price
    $50.00                     33          6,188

UNDERLYING SECURITY/
EXPIRATION DATE/
EXERCISE PRICE           CONTRACTS*     VALUE
------------------------------------------------
Celgene Corp.
  Expiration July 2006
    Exercise Price
    $32.50                     96     $  124,320
Cemex S.A. De C.V. -
  ADR
  Expiration July 2006
    Exercise Price
    $60.00                     17         12,240
    Exercise Price
    $65.00                     26         10,660
  Expiration October
    2006
    Exercise Price
    $60.00                     28         24,360
    Exercise Price
    $70.00                     17          6,290
Ceradyne, Inc.
  Expiration June 2006
    Exercise Price
    $50.00                    102         48,450
  Expiration September
    2006 Exercise Price
    $65.00                     68         16,150
Christopher & Banks
  Corp.
  Expiration June 2006
    Exercise Price
    $20.00                     54         20,520
    Exercise Price
    $22.50                    109         23,435
  Expiration September
    2006 Exercise Price
    $25.00                     55         10,588
Chubb Corp.
  Expiration April 2006
    Exercise Price
    $95.00                     41          7,175
CIGNA Corp.
  Expiration July 2006
    Exercise Price
    $125.00                    36         39,960
    Exercise Price
    $130.00                    15         11,925
Cognizant Technology
  Solutions Corp.
  Expiration July 2006
    Exercise Price
    $55.00                     41         29,315
    Exercise Price
    $60.00                     82         33,210


 36   Schedule of Written Options

UNDERLYING SECURITY/
EXPIRATION DATE/
EXERCISE PRICE           CONTRACTS*     VALUE
------------------------------------------------
Coldwater Creek, Inc.
  Expiration July 2006
    Exercise Price
    $22.38                     58(+)  $   47,850
  Expiration October
    2006 Exercise Price
    $30.00                     69(+)      19,665
Companhia Vale do Rio
  Doce - ADR
  Expiration June 2006
    Exercise Price
    $40.00                     43         37,625
  Expiration September
    2006
    Exercise Price
    $45.00                     85         55,250
    Exercise Price
    $50.00                     86         34,400
Computer Sciences Corp.
  Expiration June 2006
    Exercise Price
    $55.00                     84         26,880
Cost Plus, Inc.
  Expiration May 2006
    Exercise Price
    $20.00                     49          1,225
  Expiration November
    2006 Exercise Price
    $17.50                    116         26,970
CSX Corp.
  Expiration August
    2006
    Exercise Price
    $55.00                     36         24,660
    Exercise Price
    $60.00                     60         21,900
  Expiration November
    2006 Exercise Price
    $65.00                     24          6,300
Cullen/Frost Bankers,
  Inc.
  Expiration April 2006
    Exercise Price
    $55.00                     75          2,438
Cummins, Inc.
  Expiration June 2006
    Exercise Price
    $100.00                    21         18,270
    Exercise Price
    $115.00                    19          3,658
  Expiration September
    2006 Exercise Price
    $110.00                    27         17,010

UNDERLYING SECURITY/
EXPIRATION DATE/
EXERCISE PRICE           CONTRACTS*     VALUE
------------------------------------------------
Darden Restaurants,
  Inc.
  Expiration April 2006
    Exercise Price
    $40.00                    110     $   15,950
Dollar Tree Stores,
  Inc.
  Expiration August
    2006
    Exercise Price
    $27.50                    109         22,073
    Exercise Price
    $30.00                     81          7,493
Eagle Materials, Inc.
  Expiration April 2006
    Exercise Price
    $56.63                     20         15,100
  Expiration July 2006
    Exercise Price
    $53.38                     66         82,170
  Expiration October
    2006 Exercise Price
    $65.00                     46         34,270
East-West Bancorp, Inc.
  Expiration July 2006
    Exercise Price
    $35.00                     12          5,340
  Expiration October
    2006 Exercise Price
    $40.00                     29          6,670
ElkCorp
  Expiration October
    2006 Exercise Price
    $35.00                    133         40,565
Ethan Allen Interiors,
  Inc.
  Expiration May 2006
    Exercise Price
    $40.00                     36         10,710
  Expiration November
    2006 Exercise Price
    $45.00                     16          4,040
Fastenal Co.
  Expiration May 2006
    Exercise Price
    $42.50                     76         42,560
  Expiration August
    2006 Exercise Price
    $45.00                     60         31,500
  Expiration November
    2006 Exercise Price
    $50.00                     34         12,070
FedEx Corp.
  Expiration April 2006
    Exercise Price
    $105.00                    47         39,480
  Expiration July 2006
    Exercise Price
    $115.00                    20         10,200


                                               Schedule of Written Options    37

ICON Covered Call Fund
March 31, 2006

UNDERLYING SECURITY/
EXPIRATION DATE/
EXERCISE PRICE           CONTRACTS*     VALUE
------------------------------------------------
Forest Laboratories,
  Inc.
  Expiration May 2006
    Exercise Price
    $45.00                     45     $    9,675
  Expiration August
    2006
    Exercise Price
    $45.00                     27         10,800
    Exercise Price
    $50.00                     19          3,278
Fossil, Inc.
  Expiration September
    2006
    Exercise Price
    $17.50                     38         10,640
    Exercise Price
    $20.00                     38          6,270
Freeport-McMoran Copper
  & Gold, Inc. - Class
  B
  Expiration August
    2006 Exercise Price
    $50.00                     28         33,460
Furniture Brands
  International, Inc.
  Expiration July 2006
    Exercise Price
    $22.50                    123         36,285
    Exercise Price
    $25.00                    183         26,993
Google, Inc. - Class A
  Expiration April 2006
    Exercise Price
    $370.00                     3          8,250
  Expiration June 2006
    Exercise Price
    $370.00                     9         33,435
  Expiration September
    2006 Exercise Price
    $360.00                     5         27,900
Grant Prideco, Inc.
  Expiration July 2006
    Exercise Price
    $40.00                     66         36,960
Harman International
  Industries, Inc.
  Expiration July 2006
    Exercise Price
    $100.00                    31         48,205
    Exercise Price
    $110.00                    15         13,350
    Exercise Price
    $115.00                    15          9,525

UNDERLYING SECURITY/
EXPIRATION DATE/
EXERCISE PRICE           CONTRACTS*     VALUE
------------------------------------------------
Helmerich & Payne, Inc.
  Expiration June 2006
    Exercise Price
    $65.00                     10     $    7,400
  Expiration September
    2006
    Exercise Price
    $60.00                     12         15,720
    Exercise Price
    $65.00                     20         19,600
    Exercise Price
    $70.00                      9          6,390
Henry Schein, Inc.
  Expiration April 2006
    Exercise Price
    $45.00                     26          8,060
  Expiration July 2006
    Exercise Price
    $50.00                    106         15,105
Hutchinson Technology,
  Inc.
  Expiration May 2006
    Exercise Price
    $30.00                     98         17,150
  Expiration August
    2006 Exercise Price
    $25.00                     69         43,815
  Expiration January
    2007 Exercise Price
    $35.00                     29          6,018
Ingram Micro, Inc.
  Expiration September
    2006 Exercise Price
    $20.00                    304         46,360
International Business
  Machines Corp.
  Expiration April 2006
    Exercise Price
    $85.00                     30          1,875
  Expiration July 2006
    Exercise Price
    $80.00                     45         22,275
J.B. Hunt
  Transportation
  Services, Inc.
  Expiration May 2006
    Exercise Price
    $22.50                    135          8,775
  Expiration August
    2006 Exercise Price
    $25.00                    200         13,000


 38   Schedule of Written Options

UNDERLYING SECURITY/
EXPIRATION DATE/
EXERCISE PRICE           CONTRACTS*     VALUE
------------------------------------------------
j2 Global
  Communications, Inc.
  Expiration June 2006
    Exercise Price
    $40.00                     54     $   44,550
    Exercise Price
    $45.00                     64         29,120
    Exercise Price
    $50.00                     16          3,160
  Expiration September
    2006 Exercise Price
    $45.00                     26         15,860
Johnson Controls, Inc.
  Expiration April 2006
    Exercise Price
    $70.00                     39         24,765
  Expiration July 2006
    Exercise Price
    $75.00                     30         13,200
  Expiration October
    2006 Exercise Price
    $80.00                     30         10,350
JPMorgan Chase & Co.
  Expiration June 2006
    Exercise Price
    $40.00                     76         17,860
  Expiration September
    2006 Exercise Price
    $42.50                    139         21,545
Kirby Corp.
  Expiration June 2006
    Exercise Price
    $60.00                     11         10,395
    Exercise Price
    $65.00                     35         19,950
  Expiration September
    2006
    Exercise Price
    $60.00                     24         26,400
    Exercise Price
    $65.00                     24         18,000
    Exercise Price
    $70.00                     24         12,000
Knight Transportation,
  Inc.
  Expiration September
    2006
    Exercise Price
    $20.00                    163         30,563
    Exercise Price
    $22.50                    162         14,985

UNDERLYING SECURITY/
EXPIRATION DATE/
EXERCISE PRICE           CONTRACTS*     VALUE
------------------------------------------------
Komag, Inc.
  Expiration June 2006
    Exercise Price
    $45.00                     42     $   25,410
    Exercise Price
    $50.00                     14          5,040
  Expiration September
    2006 Exercise Price
    $45.00                     32         26,720
Korea Electric Power
  Corp. - ADR
  Expiration April 2006
    Exercise Price
    $22.50                     78          1,365
  Expiration September
    2006 Exercise Price
    $20.00                     95         27,313
    Exercise Price
    $22.50                     95         14,013
Laureate Education,
  Inc.
  Expiration May 2006
    Exercise Price
    $55.00                     30          4,125
  Expiration August
    2006
    Exercise Price
    $50.00                     40         22,800
    Exercise Price
    $55.00                     30          8,775
Loews Corp.
  Expiration June 2006
    Exercise Price
    $90.00                     30         37,500
  Expiration September
    2006 Exercise Price
    $100.00                    30         20,850
McKesson Corp.
  Expiration August
    2006 Exercise Price
    $55.00                     71         14,200
MedcoHealth Solutions,
  Inc.
  Expiration April 2006
    Exercise Price
    $55.00                     37         10,823
  Expiration July 2006
    Exercise Price
    $60.00                     37          9,250
  Expiration October
    2006 Exercise Price
    $65.00                     18          4,095
Mesa Air Group, Inc.
  Expiration September
    2006 Exercise Price
    $12.50                    198         19,800


                                               Schedule of Written Options    39

ICON Covered Call Fund
March 31, 2006

UNDERLYING SECURITY/
EXPIRATION DATE/
EXERCISE PRICE           CONTRACTS*     VALUE
------------------------------------------------
MetLife, Inc.
  Expiration June 2006
    Exercise Price
    $50.00                     61     $    7,015
  Expiration September
    2006 Exercise Price
    $55.00                     26          1,755
Mohawk Industries, Inc.
  Expiration May 2006
    Exercise Price
    $90.00                     44            880
  Expiration August
    2006 Exercise Price
    $80.00                     15          8,400
Molecular Devices Corp.
  Expiration July 2006
    Exercise Price
    $30.00                     92         41,400
    Exercise Price
    $35.00                     61         10,218
Morgan Stanley
  Expiration July 2006
    Exercise Price
    $60.00                     42         18,900
  Expiration October
    2006 Exercise Price
    $65.00                     17          4,973
Nabors Industries, Ltd.
  Expiration June 2006
    Exercise Price
    $65.00                     81         72,090
National-OilWell Varco,
  Inc.
  Expiration May 2006
    Exercise Price
    $60.00                     27         16,740
  Expiration August
    2006 Exercise Price
    $65.00                     56         33,880
New Century Financial
  Corp.
  Expiration August
    2006 Exercise Price
    $45.00                     78         36,660
NICE Systems,
  Ltd. - ADR
  Expiration August
    2006
    Exercise Price
    $50.00                     51         24,225
    Exercise Price
    $55.00                     71         18,638

UNDERLYING SECURITY/
EXPIRATION DATE/
EXERCISE PRICE           CONTRACTS*     VALUE
------------------------------------------------
Norfolk Southern Corp.
  Expiration June 2006
    Exercise Price
    $50.00                     59     $   31,270
  Expiration September
    2006 Exercise Price
    $55.00                     59         21,830
  Expiration January
    2007 Exercise Price
    $60.00                     30          9,900
Novastar Financial,
  Inc.
  Expiration June 2006
    Exercise Price
    $30.00                    133         51,205
  Expiration September
    2006 Exercise Price
    $25.00                     51         43,095
O'Reilly Automotive,
  Inc.
  Expiration August
    2006
    Exercise Price
    $35.00                     76         26,980
    Exercise Price
    $40.00                     41          5,125
OM Group, Inc.
  Expiration June 2006
    Exercise Price
    $20.00                    113         41,810
  Expiration September
    2006 Exercise Price
    $25.00                     28          5,530
Par Pharmaceutical
  Cos., Inc.
  Expiration May 2006
    Exercise Price
    $30.00                     32          4,400
  Expiration August
    2006
    Exercise Price
    $25.00                     46         23,000
    Exercise Price
    $35.00                     13          1,333
Peabody Energy Corp.
  Expiration June 2006
    Exercise Price
    $45.00                     18         12,870
    Exercise Price
    $50.00                     18          7,200
PNC Financial Services
  Group, Inc.
  Expiration May 2006
    Exercise Price
    $70.00                     45          3,600
  Expiration August
    2006 Exercise Price
    $70.00                     11          2,173


 40   Schedule of Written Options

UNDERLYING SECURITY/
EXPIRATION DATE/
EXERCISE PRICE           CONTRACTS*     VALUE
------------------------------------------------
Polaris Industries,
  Inc.
  Expiration June 2006
    Exercise Price
    $50.00                     29     $   16,530
  Expiration September
    2006 Exercise Price
    $55.00                     55         22,825
PortalPlayer, Inc.
  Expiration May 2006
    Exercise Price
    $22.50                     21          3,780
    Exercise Price
    $25.00                     53          4,903
  Expiration August
    2006 Exercise Price
    $30.00                     22          1,925
  Expiration November
    2006
    Exercise Price
    $22.50                     15          5,850
    Exercise Price
    $25.00                     37         10,823
Prudential Financial,
  Inc.
  Expiration June 2006
    Exercise Price
    $75.00                     28          9,520
    Exercise Price
    $80.00                     16          1,760
  Expiration September
    2006 Exercise Price
    $80.00                     11          3,025
Psychiatric Solutions,
  Inc.
  Expiration June 2006
    Exercise Price
    $30.00                     30         13,050
  Expiration September
    2006
    Exercise Price
    $30.00                     28         14,840
    Exercise Price
    $35.00                     20          5,350
Rio Tinto PLC - ADR
  Expiration July 2006
    Exercise Price
    $195.00                    10         21,250
    Exercise Price
    $200.00                     7         12,635
  Expiration October
    2006 Exercise Price
    $180.00                    15         52,800
Ross Stores, Inc.
  Expiration May 2006
    Exercise Price
    $30.00                    267         22,028

UNDERLYING SECURITY/
EXPIRATION DATE/
EXERCISE PRICE           CONTRACTS*     VALUE
------------------------------------------------
Ryder System, Inc.
  Expiration May 2006
    Exercise Price
    $42.50                     93     $   31,155
  Expiration August
    2006
    Exercise Price
    $45.00                     45         14,400
    Exercise Price
    $47.50                     48          9,960
Seagate Technology
  Expiration June 2006
    Exercise Price
    $25.00                    108         26,730
  Expiration September
    2006
    Exercise Price
    $25.00                    123         41,820
    Exercise Price
    $30.00                     77         10,203
Selective Insurance
  Group, Inc.
  Expiration June 2006
    Exercise Price
    $55.00                     38          6,365
  Expiration September
    2006
    Exercise Price
    $55.00                     46         12,650
    Exercise Price
    $60.00                     21          2,363
Siliconware Precision
  Industries,
  Inc. - ADR
  Expiration September
    2006 Exercise Price
    $7.50                     576         33,120
SkyWest, Inc.
  Expiration April 2006
    Exercise Price
    $30.00                     26          1,560
  Expiration July 2006
    Exercise Price
    $25.00                     26         13,650
    Exercise Price
    $30.00                     52         11,310
SonoSite, Inc.
  Expiration June 2006
    Exercise Price
    $35.00                     30         19,650
    Exercise Price
    $40.00                     46         13,340
Spectrum Brands, Inc.
  Expiration September
    2006 Exercise Price
    $22.50                    139         29,885


                                               Schedule of Written Options    41

ICON Covered Call Fund
March 31, 2006

UNDERLYING SECURITY/
EXPIRATION DATE/
EXERCISE PRICE           CONTRACTS*     VALUE
------------------------------------------------
Steel Dynamics, Inc.
  Expiration August
    2006 Exercise Price
    $50.00                    135     $  139,725
Steel Technologies,
  Inc.
  Expiration July 2006
    Exercise Price
    $25.00                    136         28,560
    Exercise Price
    $30.00                     35          2,363
Superior Energy
  Services, Inc.
  Expiration June 2006
    Exercise Price
    $22.50                     98         46,550
    Exercise Price
    $25.00                    164         47,970
  Expiration September
    2006 Exercise Price
    $25.00                     66         25,410
Taiwan Semiconductor
  Manufacturing Co.,
  Ltd. - ADR
  Expiration April 2006
    Exercise Price
    $10.00                    390         11,700
Telefonos de Mexico
  S.A. de C.V. - ADR
  Expiration May 2006
    Exercise Price
    $22.50                    135         12,150
  Expiration August
    2006 Exercise Price
    $25.00                     48          2,400
Teva Pharmaceutical
  Industries,
  Ltd. - ADR
  Expiration June 2006
    Exercise Price
    $42.50                     43          6,020
  Expiration September
    2006 Exercise Price
    $45.00                     35          5,425
Texas Instruments, Inc.
  Expiration April 2006
    Exercise Price
    $30.00                     50         13,750
  Expiration July 2006
    Exercise Price
    $30.00                     25          9,500
    Exercise Price
    $35.00                     25          2,875

UNDERLYING SECURITY/
EXPIRATION DATE/
EXERCISE PRICE           CONTRACTS*     VALUE
------------------------------------------------
The Bank of New York
  Co., Inc.
  Expiration April 2006
    Exercise Price
    $35.00                     37     $    5,735
  Expiration July 2006
    Exercise Price
    $35.00                    138         31,395
  Expiration October
    2006 Exercise Price
    $37.50                     44          6,820
The Finish Line, Inc.
  Expiration May 2006
    Exercise Price
    $17.50                     70          2,275
  Expiration August
    2006 Exercise Price
    $20.00                     36            990
  Expiration November
    2006 Exercise Price
    $17.50                    129         16,448
The Goldman Sachs
  Group, Inc.
  Expiration July 2006
    Exercise Price
    $150.00                    35         42,700
    Exercise Price
    $155.00                    19         16,910
The Hartford Financial
  Services Group, Inc.
  Expiration June 2006
    Exercise Price
    $80.00                     43         14,405
  Expiration September
    2006 Exercise Price
    $85.00                     44         12,320
The Sherwin-Williams
  Co.
  Expiration September
    2006 Exercise Price
    $50.00                     11          3,905
  Expiration January
    2007 Exercise Price
    $55.00                     46         12,650
The Toro Co.
  Expiration June 2006
    Exercise Price
    $45.00                     68         26,520
  Expiration September
    2006 Exercise Price
    $50.00                     29          7,105


 42   Schedule of Written Options

UNDERLYING SECURITY/
EXPIRATION DATE/
EXERCISE PRICE           CONTRACTS*     VALUE
------------------------------------------------
Toyota Motor Corp. -
  ADR
  Expiration July 2006
    Exercise Price
    $105.00                    13     $   10,595
    Exercise Price
    $110.00                    38         19,380
    Exercise Price
    $115.00                    13          3,835
Ultra Petroleum Corp.
  Expiration June 2006
    Exercise Price
    $55.00                     34         32,980
    Exercise Price
    $60.00                     30         19,350
  Expiration September
    2006 Exercise Price
    $50.00                     54         84,510
Unit Corp.
  Expiration June 2006
    Exercise Price
    $55.00                     97         40,255
  Expiration September
    2006 Exercise Price
    $55.00                     52         32,240
United Parcel Service,
  Inc. - Class B
  Expiration April 2006
    Exercise Price
    $75.00                     43         20,210
  Expiration October
    2006 Exercise Price
    $80.00                     43         16,770
Universal Forest
  Products, Inc.
  Expiration April 2006
    Exercise Price
    $60.00                     38         15,960
  Expiration July 2006
    Exercise Price
    $65.00                     25          9,875
Vimpel Communications -
  ADR
  Expiration April 2006
    Exercise Price
    $45.00                     43          1,613
  Expiration October
    2006 Exercise Price
    $45.00                     64         16,000

UNDERLYING SECURITY/
EXPIRATION DATE/
EXERCISE PRICE           CONTRACTS*     VALUE
------------------------------------------------
W-H Energy Services,
  Inc.
  Expiration April 2006
    Exercise Price
    $40.00                     34     $   15,980
  Expiration July 2006
    Exercise Price
    $35.00                     33         35,475
    Exercise Price
    $40.00                     33         23,430
Wachovia Corp.
  Expiration April 2006
    Exercise Price
    $55.00                     85         14,663
  Expiration July 2006
    Exercise Price
    $55.00                     26          7,345
    Exercise Price
    $57.50                     20          2,900
Washington Mutual, Inc.
  Expiration July 2006
    Exercise Price
    $45.00                     89          7,120
Watsco, Inc.
  Expiration August
    2006
    Exercise Price
    $70.00                     89         59,630
    Exercise Price
    $75.00                     48         20,400
Wesco International,
  Inc.
  Expiration July 2006
    Exercise Price
    $55.00                     30         44,700
    Exercise Price
    $60.00                     47         51,935
    Exercise Price
    $65.00                     62         47,120
  Expiration October
    2006 Exercise Price
    $65.00                     16         15,360
                                      ----------
Total Option Written
  (Premiums received
  $4,641,617)              15,198     $5,326,195
                                      ==========

The accompanying notes are an integral part of this Schedule of Investments.

* All written options have 100 shares per contract unless otherwise noted. (+) Contracts have 150 shares per contract.


                                               Schedule of Written Options    43

Management Overview

ICON Equity Income Fund


--------------------------------------------------------------------------------
PORTFOLIO PROFILE
March 31, 2006
Equities
 Common Stocks                                                             90.7%
 Convertible Preferred Stocks                                               0.8%
 Top 10 Equity Holdings                                                    12.7%
 Number of Stocks                                                            101
Options Purchased
 Call Options                                                               0.4%
Number of Securities on Which Options Have Been Purchased                      7
Bonds & Short-Term Investments
 Convertible Corporate Bonds                                                0.4%
 Corporate Bonds                                                            3.6%
U.S. Government and Agencies                                                3.4%
 Short-Term Investments                                                     0.4%
 Number of Bonds                                                              13
Percentages are based upon net assets.

TOP 10 EQUITY HOLDINGS
March 31, 2006
JPMorgan Chase & Co.                                                        1.5%
Altria Group, Inc.                                                          1.3%
Eagle Materials, Inc.                                                       1.3%
Pacer International, Inc.                                                   1.3%
DaimlerChrysler AG - ADR                                                    1.3%
New Century Financial Corp.                                                 1.2%
Lennox International, Inc.                                                  1.2%
Philippine Long Distance Telephone Co. - ADR                                1.2%
StarTek, Inc.                                                               1.2%
Diamond Offshore Drilling, Inc.                                             1.2%
Percentages are based upon net assets.
--------------------------------------------------------------------------------

Q. HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

A. For the six-month period ended March 31, 2006, the ICON Equity Income Fund returned 7.49% for Class I shares, 6.97% for Class C shares and 7.43% for Class Z shares, generally in line with the 7.08% return posted by the S&P 1500 Index, the Fund's benchmark, over the same period. Total returns for other periods as of March 31, 2006 appear on page 49.

Q. WHAT PRIMARY FACTORS WERE BEHIND THE FUND'S RELATIVE PERFORMANCE?

A. The Fund kept pace with its equity-centered benchmark despite deriving a portion of its returns from dividends, coupon payments and synthetic fixed income investments, an area of the market that experienced difficulty during the period.

   While the Fund maintained equity exposure to all economic sectors throughout the period, it captured significant upside through a value-driven tilt toward the top-performing Materials and Industrials groups. However, exposure to Leisure & Consumer Staples along with a significant weighting in the Telecommunication & Utilities sector detracted from results. Fixed income holdings also hampered performance as rising interest rates produced turbulence within the asset class.

Q. HOW DID THE PORTFOLIO'S COMPOSITION AFFECT FUND PERFORMANCE?

A. Top sector contributors included the Financials, Materials and Consumer Discretionary areas, while the Leisure & Consumer Staples and
   Telecommunication & Utilities groups hindered Fund results. Notably, because of the dividend-paying nature of many of the companies within the Telecommunication & Utilities sector, the Fund generally maintains higher exposure to this group than other diversified ICON funds.

   From an industry perspective, the Fund's focus on economically sensitive areas such as diversified metals & mining, trading companies & distributors and construction & farm machinery & heavy trucks enhanced returns. Conversely, exposure to the more defensively oriented multi-utilities, managed health care and water utilities industries served to curb returns while the Fund's fixed income holdings detracted from performance as interest rates rose.

Q. WHAT IS YOUR INVESTMENT OUTLOOK FOR THE DOMESTIC MARKETS?

A. Though stocks ended the period trading at relatively smaller discounts to fair value, our analysis continues to show upside potential in many industries. Moreover, company fundamentals appear attractive despite ever-present macroeconomic concerns.

 44   Management Overview

[DEREK ROLLINGSON PHOTO]
Derek Rollingson
Portfolio Manager

   Looking ahead, we expect to increase exposure to the Consumer Discretionary sector, currently the most undervalued of the nine we track. The group appears to have lost favor on fears that rising energy prices would crimp consumer spending. Nevertheless, fundamentals remain strong and there has yet to be a sustained slowdown in discretionary buying. Meanwhile, we anticipate continued strength in Materials and Industrials, although these sectors are now trading close to fair value. As such, we will carefully monitor our positions and could pare back exposure if valuations warrant.

   As for the Fund's fixed income exposure, based on current valuation and relative strength metrics, we expect to remain focused on shorter-duration securities, as they are less sensitive to interest rate movements and continue to be more attractive than longer-term issues.


    PERFORMANCE HIGHLIGHTS
    March 31, 2006

- The Fund's equity exposure captured upside through a value-driven tilt toward Materials and Industrials sectors, while exposure to Leisure & Consumer Staples and Telecommunication & Utilities hindered results.

- Fixed income holdings hampered performance as rising interest rates produced turbulence within the asset class.

- Principal industry contributors included diversified metals & mining, trading companies & distributors, and construction & farm machinery & heavy trucks, while multi-utilities, managed health care, and water utilities detracted from returns.


                                                       Management Overview    45

ICON Equity Income Fund

SECTOR COMPOSITION
March 31, 2006

                          Financial  18.1%
                        Industrials  16.5%
             Consumer Discretionary  13.4%
                          Materials  11.1%
             Information Technology  10.0%
                         Healthcare  6.9%
    Telecommunication and Utilities  5.4%
                             Energy  5.0%
       Leisure and Consumer Staples  4.3%

Percentages are based upon common stock positions and net assets.


 46   Management Overview

                                                            INDUSTRY COMPOSITION
                                                                  March 31, 2006

                       Integrated Telecommunication Services  3.8%
                                            Home Furnishings  3.5%
                        Other Diversified Financial Services  3.4%
                              Investment Banking & Brokerage  3.1%
                Construction & Farm Machinery & Heavy Trucks  2.9%
                                             Pharmaceuticals  2.7%
                                              Semiconductors  2.5%
                                      Construction Materials  2.4%
                                Thrifts & Mortgage Insurance  2.4%
                                          Oil & Gas Drilling  2.3%
                                     Air Freight & Logistics  2.2%
                                              Mortgage REITS  2.2%
                                                    Aluminum  2.1%
                                           Building Products  2.1%
                                                       Steel  2.1%
                                                     Tobacco  2.1%
                                 Diversified Metals & Mining  2.0%
                            Trading Companies & Distributors  2.0%
                       Data Processing & Outsourced Services  1.9%
                                              Apparel Retail  1.8%
                            Asset Management & Custody Banks  1.7%
                                       Health Care Equipment  1.7%
                                        Integrated Oil & Gas  1.5%
                                                    Trucking  1.5%
                                     Life & Health Insurance  1.4%
                                    Automobile Manufacturers  1.3%
                                      Health Care Technology  1.2%
                          Apparel Accessories & Luxury Goods  1.1%
                                           Computer Hardware  1.1%
                          Electronic Equipment Manufacturers  1.1%
                              Oil & Gas Equipment & Services  1.1%
                              Computer Storage & Peripherals  1.0%
                                           Diversified Banks  1.0%
                                        Industrial Machinery  1.0%
                               Specialized Consumer Services  1.0%
                                         Specialty Chemicals  1.0%
                                         Aerospace & Defense  0.9%
              Diversified Commercial & Professional Services  0.9%


                                                       Management Overview    47

ICON Equity Income Fund

INDUSTRY COMPOSITION (CONTINUED)

March 31, 2006
                           Electrical Components & Equipment  0.9%
                           Electronic Manufacturing Services  0.9%
                                  General Merchandise Stores  0.9%
                                            Leisure Products  0.9%
                                                   Railroads  0.9%
                                                Retail REITS  0.9%
                                      Auto Parts & Equipment  0.8%
                                         Commodity Chemicals  0.8%
                                          Electric Utilities  0.8%
                        Fertilizers & Agricultural Chemicals  0.8%
                                    Health Care Distributors  0.8%
                                        Household Appliances  0.8%
                                        Multi-Line Insurance  0.8%
                                              Regional Banks  0.8%
                                            Specialty Stores  0.8%
                                               Tire & Rubber  0.8%
                                           Automotive Retail  0.7%
                                         Commercial Printing  0.7%
                                    Communications Equipment  0.7%
                                          Household Products  0.7%
                                             Multi-Utilities  0.7%
                                                    Airlines  0.6%
                              IT Consulting & Other Services  0.6%
                                                  Publishing  0.6%
                                      Health Care Facilities  0.5%
                               Property & Casualty Insurance  0.5%

Percentages are based upon common stock positions and net assets.


 48   Management Overview

                                                     AVERAGE ANNUAL TOTAL RETURN
                                                            as of March 31, 2006

                                    INCEPTION                                         SINCE
                                      DATE      6 MONTH*     1 YEAR      5 YEARS    INCEPTION
----------------------------------------------------------------------------------------------
ICON Equity Income Fund - Class I    9/30/02      7.49%      14.12%        N/A       18.45%
----------------------------------------------------------------------------------------------
S&P 1500 Index                                    7.08%      13.05%        N/A       17.06%
----------------------------------------------------------------------------------------------
ICON Equity Income Fund - Class C    11/8/02      6.97%      13.04%        N/A       15.96%
----------------------------------------------------------------------------------------------
S&P 1500 Index                                    7.08%      13.05%        N/A       14.30%
----------------------------------------------------------------------------------------------
ICON Equity Income Fund - Class Z    5/10/04      7.43%      14.09%        N/A       15.41%
----------------------------------------------------------------------------------------------
S&P 1500 Index                                    7.08%      13.05%        N/A       13.00%
----------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative indexes can be found on pages 2 and 3. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future. Class Z shares are available only to institutional investors.

* Not annualized.
                                                   VALUE OF A $10,000 INVESTMENT
                                                          through March 31, 2006
[LINE GRAPH]

                                                              ICON EQUITY INCOME FUND - CLASS
                                                                             I                            S&P 1500 INDEX
                                                              -------------------------------             --------------
9/30/02                                                                   10000.00                           10000.00
                                                                          10819.00                           10811.00
3/31/03                                                                   10091.00                           10450.00
                                                                          12073.00                           12093.00
                                                                          12482.00                           12469.00
                                                                          14475.00                           14009.00
3/31/04                                                                   14940.00                           14308.00
                                                                          15016.00                           14557.00
                                                                          14928.00                           14285.00
                                                                          16146.00                           15661.00
3/31/05                                                                   15847.00                           15349.00
                                                                          16192.00                           15613.00
                                                                          16822.00                           16206.00
                                                                          16849.00                           16550.00
3/31/06                                                                   18083.00                           17353.00

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund's Class I shares on the Class' inception date of 9/30/02 to a $10,000 investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.


                                                       Management Overview    49

Schedule of Investments

ICON Equity Income Fund
March 31, 2006 (unaudited)

SHARES OR PRINCIPAL AMOUNT             VALUE
--------------------------------------------
COMMON STOCKS 90.7%
     29,400    A.G. Edwards,
               Inc.             $  1,465,884
     16,400    Abercrombie &
               Fitch Co.             956,120
     54,100    Alcoa, Inc.         1,653,296
     26,800    Altria Group,
               Inc.                1,899,048
     12,300    Aluminum Corp.
               of China,
               Ltd. - ADR          1,288,056
     28,000    American
               Financial
               Group, Inc.         1,165,080
     62,700    Angelica Corp.      1,286,604
     30,300    Arkansas Best
               Corp.               1,185,336
     51,200    AT&T, Inc.          1,384,448
     25,600    Barnes & Noble,
               Inc.                1,184,000
     18,000    Becton,
               Dickinson & Co.     1,108,440
     34,800    BellSouth Corp.     1,205,820
     31,400    BHP Billiton,
               Ltd. - ADR          1,251,290
     46,600    Biovail Corp.       1,134,710
     29,600    Canadian
               National
               Railway Co. -
               ADR                 1,340,288
     20,900    Caterpillar,
               Inc.                1,500,829
     24,834    Cemex S.A. De
               C.V. - ADR          1,621,164
     28,100    Citigroup, Inc.     1,327,163
     17,100    Colgate-
               Palmolive Co.         976,410
     25,900    Companhia
               Energetica de
               Minas Gerais -
               ADR                 1,177,673
     29,300    Companhia Vale
               do Rio Doce -
               ADR                 1,421,929
     33,200    Computer
               Programs &
               Systems, Inc.       1,660,000
     76,300    Cooper Tire &
               Rubber Co.          1,094,142
     12,600    Cummins, Inc.       1,324,260
     31,300    DaimlerChrysler
               AG - ADR            1,796,933
     16,300    Deere & Co.         1,288,515

SHARES OR PRINCIPAL AMOUNT             VALUE
--------------------------------------------
     18,700    Diamond
               Offshore
               Drilling, Inc.   $  1,673,650
    106,000    Doral Financial
               Corp. - ADR         1,224,300
     22,100    Dow Jones &
               Company, Inc.         868,530
     29,100    Eagle
               Materials, Inc.     1,855,416
     20,300    Eaton Corp.         1,481,291
     15,200    Emerson
               Electric Co.        1,271,176
     31,900    Ethan Allen
               Interiors, Inc.     1,340,438
     47,000    Family Dollar
               Stores, Inc.        1,250,200
     23,000    Fannie Mae          1,182,200
     59,400    Furniture
               Brands
               International,
               Inc.                1,455,894
     45,100    Hewlett-Packard
               Co.                 1,483,790
     23,000    Hillenbrand
               Industries,
               Inc.                1,264,770
     30,900    Honeywell
               International,
               Inc.                1,321,593
     10,300    Infosys
               Technologies,
               Ltd. - ADR            801,958
     40,709    ING Group
               N.V. - ADR          1,603,934
     44,600    Jackson Hewitt
               Tax Services,
               Inc.                1,408,468
     50,900    JPMorgan Chase
               & Co.               2,119,476
     49,300    Kellwood Co.        1,547,527
     30,400    Kimco Realty
               Corp.               1,235,456
     57,300    La-Z-Boy, Inc.        974,100
     20,000    Lan Airlines
               S.A. - ADR            783,800
     49,700    Leggett &
               Platt, Inc.         1,211,189
     58,000    Lennox
               International,
               Inc.                1,731,880
     63,800    Limited Brands,
               Inc.                1,560,548
     18,500    Lincoln
               National Corp.      1,009,915
     15,600    Manor Care,
               Inc.                  691,860


 50   Schedule of Investments

SHARES OR PRINCIPAL AMOUNT             VALUE
--------------------------------------------
     17,105    Marathon Oil
               Corp.            $  1,302,888
     37,300    Masco Corp.         1,211,877
     21,500    McKesson HBOC,
               Inc.                1,120,795
     34,600    Mellon
               Financial Corp.     1,231,760
     39,200    Merck & Co.,
               Inc.                1,381,016
    112,700    Methode
               Electronics,
               Inc.                1,227,303
     33,700    Microchip
               Technology,
               Inc.                1,223,310
     21,400    Morgan Stanley      1,344,348
     28,400    MSC Industrial
               Direct Co.,
               Inc. - Class A      1,534,168
     38,100    New Century
               Financial Corp.     1,753,362
     44,300    NovaStar
               Financial, Inc.     1,481,392
     32,875    Old Republic
               International
               Corp.                 717,333
     56,500    Pacer
               International,
               Inc.                1,846,420
      8,300    Petrochina Co.,
               Ltd. - ADR            871,085
     51,300    Pfizer, Inc.        1,278,396
     46,031    Philippine Long
               Distance
               Telephone Co. -
               ADR                 1,729,384
     17,700    PNC Financial
               Services Group,
               Inc.                1,191,387
     23,100    Polaris
               Industries,
               Inc.                1,260,336
     46,500    Precision
               Drilling
               Corp. - ADR         1,503,810
     20,000    Protective Life
               Corp.                 994,800
     61,800    Quaker Chemical
               Corp.               1,344,150
     23,100    Ryder System,
               Inc.                1,034,418
     44,000    Sabre Holdings
               Corp. - Class A     1,035,320

SHARES OR PRINCIPAL AMOUNT             VALUE
--------------------------------------------
     53,000    Seagate
               Technology       $  1,395,490
     21,199    Sempra Energy         984,906
    145,800    Siliconware
               Precision
               Industries
               Co. - ADR             940,410
     18,000    Southern Copper
               Corp.               1,520,640
     46,700    Spartech Corp.      1,120,800
     76,200    SpectraLink
               Corp.                 956,310
    125,800    Standard Motor
               Products, Inc.      1,117,104
     59,200    Standard
               Register Co.          917,600
     73,100    StarTek, Inc.       1,722,236
     27,300    Steel Dynamics,
               Inc.                1,548,729
    132,200    Taiwan
               Semiconductor
               Manufacturing
               Co., Ltd. - ADR     1,329,932
     63,600    Technitrol,
               Inc.                1,525,128
     47,600    Telecomunicacoes
               de Sao Paulo
               S.A. - ADR          1,175,720
     10,900    The Bear
               Stearns Cos.,
               Inc.                1,511,830
     23,600    The Scotts
               Miracle-Gro Co.     1,079,936
     28,200    Tidewater, Inc.     1,557,486
     23,500    United Auto
               Group, Inc.         1,010,500
     16,700    United Parcel
               Service, Inc. -
               Class B             1,325,646
     29,400    Universal Corp.     1,081,038
     16,300    W.W. Grainger,
               Inc.                1,228,205
     25,100    Wachovia Corp.      1,406,855
     48,700    Waddell & Reed
               Financial,
               Inc. - Class A      1,124,970
     26,500    Washington
               Mutual, Inc.        1,129,430
     12,400    Whirlpool Corp.     1,134,228
                                ------------
TOTAL COMMON STOCKS (COST
$110,477,522)                    128,514,984


                                                   Schedule of Investments    51

ICON Equity Income Fund
March 31, 2006

SHARES OR PRINCIPAL AMOUNT             VALUE
--------------------------------------------
CONVERTIBLE PREFERRED STOCKS 0.8%
      4,000    Northrop
               Grumman Corp.
               7.00%, 04-04-21  $    539,000
      9,000    Omnicare, Inc.
               4.00%, 06-15-33       646,875
                                ------------
TOTAL CONVERTIBLE PREFERRED
STOCKS (COST $1,090,944)           1,185,875

CORPORATE BONDS 3.6%
    500,000    Aetna, Inc.
               6.97%, 08-15-36       564,142
  1,000,000    DaimlerChrysler
               AG
               6.50%, 11-15-13     1,017,067
  1,288,000    Household
               Finance Corp.
               4.75%, 07-15-13     1,211,850
    800,000    Lowe's
               Companies, Inc.
               8.25%, 06-01-10       884,814
    750,000    Mediacom
               Broadband LLC
               11.00%,
               07-15-13              798,750
    575,000    United Rentals
               NA, Inc.
               7.75%, 11-15-13       575,000
                                ------------
TOTAL CORPORATE BONDS (COST
$5,226,269)                        5,051,623

CONVERTIBLE CORPORATE BONDS 0.4%
    600,000    International
               Rectifier Corp.
               4.25% 07-15-07        584,250
                                ------------
TOTAL CONVERTIBLE CORPORATE
BONDS (COST $583,500)                584,250

U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY
BONDS 3.4%
  1,323,000    Freddie Mac
               5.16%, 02-27-15     1,285,809
    258,000    Freddie Mac
               5.00%, 09-29-17       243,980
    750,000    U.S. Treasury
               Note
               2.00%, 05-15-06       747,579
    750,000    U.S. Treasury
               Note
               3.13%, 01-31-07       739,424

SHARES OR PRINCIPAL AMOUNT             VALUE
--------------------------------------------
  1,000,000    U.S. Treasury
               Note
               6.25%, 02-15-07  $  1,011,250
    750,000    U.S. Treasury
               Note
               4.00%, 08-31-07       741,240
                                ------------
TOTAL U.S. GOVERNMENT AND U.S.
GOVERNMENT AGENCY BONDS (COST
$4,811,571)                        4,769,282

CALL OPTIONS PURCHASED 0.4%
        125    Ceradyne, Inc.
               Expiration
               January 2007,
               Exercise Price
               $60.00                 70,625
        166    Cooper Cameron
               Corp.
               Expiration
               January 2008,
               Exercise Price
               $40.00                186,750
        221    Hunt Transport
               Services, Inc.
               Expiration
               January 2007,
               Exercise Price
               $30.00                 11,050
        600    Infocrossing,
               Inc. Expiration
               September 2006,
               Exercise Price
               $12.50                 88,500
        123    Lowe's
               Companies, Inc.
               Expiration
               January 2007,
               Exercise Price
               $65.00                 76,260
        125    Trimble
               Navigation,
               Ltd. Expiration
               August 2006,
               Exercise Price
               $40.00                 88,750
        667    Unisys Corp.
               Expiration
               January 2007,
               Exercise Price
               $7.50                  50,025
                                ------------
TOTAL CALL OPTIONS PURCHASED
(COST $478,410)                      571,960


 52   Schedule of Investments

SHARES OR PRINCIPAL AMOUNT             VALUE
--------------------------------------------
SHORT-TERM INVESTMENTS 0.4%
    569,623    Brown Brothers
               Harriman Time
               Deposit, 4.07%,
               04-03-06#        $    569,623
                                ------------
TOTAL SHORT-TERM INVESTMENTS
(COST $569,623)                      569,623
TOTAL INVESTMENTS 99.3% (COST
$123,237,839)                    141,247,597
OTHER ASSETS LESS LIABILITIES
0.7%                                 413,131
                                ------------
TOTAL NET ASSETS 100.0%         $141,660,728
                                ============

The accompanying notes are an integral part of the financial statements.

(a)  Non-income producing security.
# BBH Time Deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of March 31, 2006.
ADR  American Depositary Receipt


                                                   Schedule of Investments    53

Management Overview

ICON Long/Short Fund


--------------------------------------------------------------------------------
PORTFOLIO PROFILE
March 31, 2006
Equities                                                                   98.3%
Top 10 Long Equity
Holdings                                                                   12.2%
Number of Long Stocks                                                        139
Number of Short Positions                                                      3
Short-Term Investments                                                      3.4%
Percentages are based upon net assets.

TOP 10 LONG EQUITY HOLDINGS
March 31, 2006
Union Pacific Corp.                                                         1.3%
Morgan Stanley                                                              1.3%
Companhia De Saneamento Basico do Estado de Sao Paulo - ADR                 1.3%
Dollar Tree Stores, Inc.(a)                                                 1.2%
AK Steel Holding Corp.(a)                                                   1.2%
Family Dollar Stores, Inc.                                                  1.2%
Burlington Northern Santa Fe Corp.                                          1.2%
Norfolk Southern Corp.                                                      1.2%
Eagle Materials, Inc.                                                       1.2%
Polaris Industries, Inc.                                                    1.1%
Percentages are based upon net assets.
--------------------------------------------------------------------------------

Q. HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

A. For the six-month period ended March 31, 2006, the ICON Long/Short Fund returned 12.95% for Class I shares, 12.54% for Class C shares and 13.08% for Class Z shares, outpacing the 7.08% return of the S&P 1500 Index, the Fund's benchmark, over the same period. Total returns for other periods as of March 31, 2006 appear on page 59.

   Q. WHAT PRIMARY FACTORS WERE BEHIND THE FUND'S RELATIVE PERFORMANCE?

A. The primary driver of the Fund's relative outperformance was a valuation-based tilt toward industries in the economically sensitive Industrials and Materials sectors, both of which were heavily overweighted relative to the benchmark. Also lifting results was effective stock selection within the underweight Financials group. By contrast, the Fund held minimal short exposure, as the long side proved far more attractive according to our analysis. However, these short positions detracted slightly from overall performance, as industries judged by our system to be overpriced continued to demonstrate considerable relative strength.

   Although the ICON methodology guides the Fund to emphasize specific industries and securities, it may result in investments concentrated within a given capitalization range. Such was the case for the period, as stock selection among large-cap issues aided relative performance despite the Fund's significant underweight in this range. The portfolio's heavy overweight in mid-cap stocks also lifted performance, while small-cap exposure was not as favorable on a relative basis, yet still contributed positively to results.

Q. HOW DID THE PORTFOLIO'S COMPOSITION AFFECT FUND PERFORMANCE?

A. On the long side, the Fund's focus on economically sensitive industries such as steel and construction & farm machinery & heavy trucks enhanced results, while stock selection within the computer storage & peripherals space added to gains. Exposure to trading companies & distributors and investment banking & brokerage also proved favorable.

   Conversely, long-side industries that detracted from performance included health care facilities, multi-utilities and semiconductors. Likewise, the Fund's relatively limited short exposure proved a slight drag on results, with unprofitable companies in the oil & gas exploration & production and oil & gas refining & marketing areas accounting for the negative effect.

Q. WHAT IS YOUR INVESTMENT OUTLOOK FOR THE DOMESTIC EQUITY MARKET?

A. Given continued global expansion, economically sensitive industries were still among the best performing areas at period-end. However, these groups have enjoyed an extended advance and have closed relatively substantial

 54   Management Overview

[J.C. Waller III PHOTO]
J.C. Waller, III
Portfolio Manager

   valuation gaps. As such, shorting opportunities may become more prevalent if interest rates continue to erode value and overpriced industries show signs of weakening relative strength. On the long side, certain industries within the out-of-favor Consumer Discretionary sector are showing nascent signs of strength, which could prove opportune going forward. Moreover, particular Energy-related areas are displaying robust earnings growth relative to rising interest rates, thus providing additional opportunities.

    PERFORMANCE HIGHLIGHTS
    March 31, 2006

- The primary driver of the Fund's relative outperformance was a valuation-based tilt toward industries in the economically sensitive Industrials and Materials sectors.


- The Fund benefited from heavily weighted long-side exposure to the steel and construction & farm machinery & heavy trucks industries.

- Long side industries detracting from performance included health care facilities, multi-utilities and semiconductors, while minimal short positions in oil & gas exploration & production and oil & gas refining & marketing areas proved a slight drag on results.


                                                       Management Overview    55

ICON Long/Short Fund

SECTOR COMPOSITION
March 31, 2006

                        Industrials  16.5%
                          Financial  15.9%
                          Materials  15.3%
                             Energy  12.1%
             Consumer Discretionary  11.9%
             Information Technology  10.1%
                         Healthcare  8.0%
       Leisure and Consumer Staples  4.8%
    Telecommunication and Utilities  3.7%

Percentages are based upon common stock positions and net assets.


 56   Management Overview

                                                            INDUSTRY COMPOSITION
                                                                  March 31, 2006

                                     Oil & Gas Drilling  4.9%
                         Oil & Gas Equipment & Services  4.7%
                                              Railroads  4.7%
                                                  Steel  4.7%
                            Diversified Metals & Mining  3.8%
                         Investment Banking & Brokerage  3.8%
                                         Regional Banks  3.6%
                                        Pharmaceuticals  3.5%
                                               Aluminum  3.2%
                             General Merchandise Stores  3.0%
                                               Airlines  2.6%
                                      Building Products  2.6%
                     Oil & Gas Exploration & Production  2.6%
                                       Home Furnishings  2.5%
                     Apparel Accessories & Luxury Goods  2.4%
                                 Construction Materials  2.4%
                         Computer Storage & Peripherals  2.3%
                                       Leisure Products  2.3%
                               Health Care Distributors  2.2%
                               Communications Equipment  2.1%
                                       Consumer Finance  2.0%
                                               Trucking  1.9%
                    Wireless Telecommunication Services  1.9%
                                         Apparel Retail  1.8%
                                   Multi-Line Insurance  1.8%


                                                       Management Overview    57

ICON Long/Short Fund

                                        Water Utilities  1.8%
                             Internet Software Services  1.7%
                                         Semiconductors  1.7%
                       Trading Companies & Distributors  1.7%
                                Life & Health Insurance  1.5%
                                            Soft Drinks  1.5%
                  Data Processing & Outsourced Services  1.4%
                                Air Freight & Logistics  1.2%
                       Asset Management & Custody Banks  1.1%
                                   Health Care Services  1.1%
                   Other Diversified Financial Services  1.1%
                                    Specialty Chemicals  1.1%
                                      Diversified Banks  1.0%
                                  Photographic Products  1.0%
                   Human Resource & Employment Services  0.9%
                                       Specialty Stores  0.9%
                                    Managed Health Care  0.8%
                                      Automotive Retail  0.7%
                         IT Consulting & Other Services  0.7%
                                   Household Appliances  0.6%
                                    Aerospace & Defense  0.4%
                                          Biotechnology  0.4%
           Construction & Farm Machinery & Heavy Trucks  0.4%
                                      Computer Hardware  0.3%


 58   Management Overview

                                                     AVERAGE ANNUAL TOTAL RETURN
                                                            as of March 31, 2006

                                   INCEPTION                                         SINCE
                                     DATE      6 MONTH*     1 YEAR      5 YEARS    INCEPTION
---------------------------------------------------------------------------------------------
ICON Long/Short Fund - Class I      9/30/02     12.95%      19.92%        N/A       19.94%
---------------------------------------------------------------------------------------------
S&P 1500 Index                                   7.08%      13.05%        N/A       17.06%
---------------------------------------------------------------------------------------------
ICON Long/Short Fund - Class C     10/17/02     12.54%      19.01%        N/A       17.31%
---------------------------------------------------------------------------------------------
S&P 1500 Index                                   7.08%      13.05%        N/A       15.70%
---------------------------------------------------------------------------------------------
ICON Long/Short Fund - Class Z      5/6/04      13.08%      20.28%        N/A       16.66%
---------------------------------------------------------------------------------------------
S&P 1500 Index                                   7.08%      13.05%        N/A       11.37%
---------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative indexes can be found on pages 2 and 3. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future. Class Z shares are available only to institutional investors.

* Not annualized.

                                                   VALUE OF A $10,000 INVESTMENT
                                                          through March 31, 2006
[LINE GRAPH]

                                                               ICON LONG/SHORT FUND - CLASS I             S&P 1500 INDEX
                                                               ------------------------------             --------------
9/30/02                                                                   10000.00                           10000.00
                                                                           9760.00                           10811.00
3/31/03                                                                    8880.00                           10450.00
                                                                          11039.00                           12093.00
                                                                          12000.00                           12469.00
                                                                          13453.00                           14009.00
3/31/04                                                                   14435.00                           14308.00
                                                                          14455.00                           14557.00
                                                                          14091.00                           14285.00
                                                                          15899.00                           15661.00
3/31/05                                                                   15752.00                           15349.00
                                                                          15700.00                           15613.00
                                                                          16726.00                           16206.00
                                                                          16903.00                           16550.00
3/31/06                                                                   18891.00                           17353.00

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund's Class I shares on the Class' inception date of 9/30/02 to a $10,000 investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.


                                                       Management Overview    59

Schedule of Investments

ICON Long/Short Fund
March 31, 2006 (unaudited)

SHARES OR PRINCIPAL AMOUNT             VALUE
--------------------------------------------
COMMON STOCKS 98.3%
     50,000    99 Cents Only
               Stores(a)        $    678,000
     16,000    A.C. Moore Arts
               & Crafts,
               Inc.(a)               294,400
     19,000    A.G. Edwards,
               Inc.                  947,340
     18,000    Aeropostale,
               Inc.(a)               542,880
     96,500    AK Steel
               Holding
               Corp.(a)            1,447,500
     20,000    Alaska Air
               Group, Inc.(a)        709,000
     41,000    Alcoa, Inc.         1,252,960
     28,000    Aleris
               International,
               Inc.(a)             1,345,960
     11,000    Aluminum Corp.
               of China,
               Ltd. - ADR          1,151,920
     36,000    America Movil
               S.A. De C.V. -
               ADR                 1,233,360
     40,000    America's Car-
               Mart, Inc.(a)         860,000
      5,000    American
               International
               Group, Inc.           330,450
     37,000    AmeriCredit
               Corp.(a)            1,137,010
     22,000    AmerisourceBergen
               Corp.               1,061,940
      9,000    AmerUs Group
               Co.                   542,160
     18,000    AMR Corp.(a)          486,900
     22,000    AstraZeneca
               PLC - ADR           1,105,060
     11,500    Atwood
               Oceanics,
               Inc.(a)             1,161,615
     15,000    Barr
               Pharmaceuticals,
               Inc.(a)               944,700
     18,000    Barrett
               Business
               Services,
               Inc.(a)               486,000
     10,000    Berry Petroleum
               Co.                   684,500
     34,000    BHP Billiton,
               Ltd. - ADR          1,354,900
     12,000    Borders Group,
               Inc.                  302,880
     17,100    Burlington
               Northern Santa
               Fe Corp.            1,424,943

SHARES OR PRINCIPAL AMOUNT             VALUE
--------------------------------------------
     20,000    C.H. Robinson
               Worldwide, Inc.  $    981,800
     28,000    Canadian
               National
               Railway Co. -
               ADR                 1,267,840
     10,000    Caremark Rx,
               Inc.(a)               491,800
     39,000    Cash America
               International,
               Inc.                1,170,780
     11,200    Celgene
               Corp.(a)              495,264
     10,005    Cemex S.A. De
               C.V. - ADR            653,126
      9,000    Ceradyne,
               Inc.(a)               449,100
     23,500    Christopher &
               Banks Corp.           545,435
      7,200    CIGNA Corp.           940,464
     30,000    Coca-Cola
               Enterprises
               Inc.                  610,200
     22,000    Colonial
               Bancgroup, Inc.       550,000
      6,000    Columbia
               Sportswear
               Co.(a)                319,980
     70,000    Companhia De
               Saneamento
               Basico do
               Estado de Sao
               Paulo - ADR         1,540,700
     21,600    Companhia Vale
               do Rio Doce -
               ADR                 1,048,248
     18,000    Continental
               Airlines,
               Inc. - Class
               B(a)                  484,200
     42,000    Convergys
               Corp.(a)              764,820
     40,500    Corning,
               Inc.(a)             1,089,855
     42,500    Cost Plus,
               Inc.(a)               726,750
    175,000    Cray, Inc.(a)         316,750
     21,000    Credit Suisse
               Group - ADR         1,173,060
     27,000    CSG Systems
               International,
               Inc.(a)               628,020
      7,000    Cullen/Frost
               Bankers, Inc.         376,250
     14,500    Diamond
               Offshore
               Drilling, Inc.      1,297,750
     53,000    Dollar Tree
               Stores, Inc.(a)     1,466,510
      8,000    Dril-Quip,
               Inc.(a)               566,800


 60   Schedule of Investments

SHARES OR PRINCIPAL AMOUNT             VALUE
--------------------------------------------
     21,600    Eagle
               Materials, Inc.  $  1,377,216
     22,000    East-West
               Bancorp, Inc.         848,100
     40,000    Eastman Kodak
               Co.                 1,137,600
     20,000    EFJ, Inc.(a)          215,800
     54,000    Family Dollar
               Stores, Inc.        1,436,400
     21,000    Fastenal Co.          994,140
      7,300    Fiserv, Inc.(a)       310,615
     20,000    Forest
               Laboratories,
               Inc.(a)               892,600
     24,500    Fossil, Inc.(a)       455,210
     11,000    Freeport-
               McMoran Copper
               & Gold,
               Inc. - Class B        657,470
     24,500    Grant Prideco,
               Inc.(a)             1,049,580
     75,000    Haverty
               Furniture Cos.,
               Inc.                1,076,250
     29,550    HCC Insurance
               Holdings, Inc.      1,028,340
     15,000    Helen of Troy,
               Ltd.(a)               318,000
     15,000    Helix Energy
               Solutions
               Group, Inc.(a)        568,500
     17,700    Helmerich &
               Payne, Inc.         1,235,814
     15,500    Henry Schein,
               Inc.(a)               741,830
     13,000    Hutchinson
               Technology,
               Inc.(a)               392,210
     14,000    Investors
               Financial
               Services Corp.        656,180
     18,200    j2 Global
               Communications,
               Inc.(a)               855,400
      8,000    Joy Global,
               Inc.                  478,160
     32,000    JPMorgan Chase
               & Co.               1,332,480
    100,000    K2, Inc.(a)         1,255,000
     35,000    KCS Energy,
               Inc.(a)               910,000
     45,000    Kforce, Inc.(a)       573,750

SHARES OR PRINCIPAL AMOUNT             VALUE
--------------------------------------------
     22,000    Knight
               Transportation,
               Inc.             $    434,500
     25,000    Komag, Inc.(a)      1,190,000
     15,000    Lan Airlines
               S.A. - ADR            587,850
      7,300    Lehman Brothers
               Holding, Inc.       1,055,069
     30,000    Liz Claiborne,
               Inc.                1,229,400
      7,000    Martin Marietta
               Materials, Inc.       749,210
     35,000    Masco Corp.         1,137,150
     16,700    McKesson HBOC,
               Inc.                  870,571
     15,300    MedcoHealth
               Solutions,
               Inc.(a)               875,466
     25,000    Morgan Stanley      1,570,501
     19,000    MSC Industrial
               Direct Co.,
               Inc. - Class A      1,026,380
     40,000    Mylan
               Laboratories,
               Inc.                  936,000
     14,500    National-
               OilWell Varco,
               Inc.(a)               929,740
     46,800    Netease.com,
               Inc. - ADR(a)       1,148,472
     25,000    Newpark
               Resources,
               Inc.(a)               205,000
     17,000    NICE Systems,
               Ltd. - ADR(a)         866,320
     26,000    Norfolk
               Southern Corp.      1,405,820
     27,000    Old Dominion
               Freight Line,
               Inc.(a)               727,650
     55,000    OM Group,
               Inc.(a)             1,265,000
     10,000    Oregon Steel
               Mills, Inc.(a)        511,700
     13,000    Pacer
               International,
               Inc.                  424,840
     10,000    Par
               Pharmaceutical
               Cos., Inc.(a)         281,800
     20,000    Pepsi Bottling
               Group, Inc.           607,800
     25,000    PepsiAmericas,
               Inc.                  611,250
     12,500    PETCO Animal
               Supplies,
               Inc.(a)               294,625


                                                   Schedule of Investments    61

ICON Long/Short Fund
March 31, 2006

SHARES OR PRINCIPAL AMOUNT             VALUE
--------------------------------------------
     10,000    PetsMart, Inc.   $    281,400
     25,000    Polaris
               Industries,
               Inc.                1,364,000
     14,500    Polo Ralph
               Lauren Corp.          878,845
     19,000    Posco - ADR         1,212,200
      7,500    Protective Life
               Corp.                 373,050
      4,500    Prudential
               Financial, Inc.       341,145
     25,000    Radyne Corp.(a)       399,250
      7,000    Reliance Steel
               & Aluminum Co.        657,440
     45,000    Rent-A-Center,
               Inc.(a)             1,151,550
      5,700    Rio Tinto PLC -
               ADR                 1,179,900
     17,500    Ross Stores,
               Inc.                  510,825
     28,000    Rowan Cos.,
               Inc.                1,230,880
     23,500    Ryder System,
               Inc.                1,052,330
     20,000    Satyam Computer
               Services,
               Ltd. - ADR            875,200
     47,000    Seagate
               Technology          1,237,510
    158,000    Siliconware
               Precision
               Industries
               Co. - ADR           1,019,100
     20,000    Simpson
               Manufacturing
               Co., Inc.             866,000
     29,200    SkyWest, Inc.         854,684
     15,000    Southern Copper
               Corp.               1,267,200
     40,000    Southwest Water
               Co.                   637,600
      8,600    StanCorp
               Financial
               Group, Inc.           465,346
     33,800    Steel
               Technologies,
               Inc.                  821,340
    100,000    Taiwan
               Semiconductor
               Manufacturing
               Co., Ltd. - ADR     1,006,000
     31,800    Texas Regional
               Bancshares,
               Inc.                  937,782
     16,500    The Bank of New
               York Co., Inc.        594,660

SHARES OR PRINCIPAL AMOUNT             VALUE
--------------------------------------------
     26,500    The Finish
               Line, Inc.       $    435,925
      6,100    The Goldman
               Sachs Group,
               Inc.                  957,456
      8,300    The Hartford
               Financial
               Services Group,
               Inc.                  668,565
     10,000    The Pepsi
               Bottling Group,
               Inc.                  303,900
      7,500    The Stanley
               Works                 379,950
     30,000    Tim
               Participacoes
               S.A. - ADR          1,110,900
     18,000    Ultra Petroleum
               Corp.(a)            1,121,580
     30,000    Umpqua Holdings
               Corp.                 855,000
     17,000    Union Pacific
               Corp.               1,586,950
     17,000    Unit Corp.(a)         947,750
     16,600    Universal
               Forest
               Products, Inc.      1,053,934
      7,500    W&T Offshore,
               Inc.                  302,325
     20,500    W-H Energy
               Services,
               Inc.(a)               912,045
     26,000    Weatherford
               International,
               Ltd.(a)             1,189,500
     15,000    Wintrust
               Financial Corp.       872,550
                                ------------
TOTAL COMMON STOCKS (COST
$99,429,612)                     116,790,306

SHORT-TERM INVESTMENTS 3.4%
  4,084,440    Brown Brothers
               Harriman Time
               Deposit, 4.07%,
               04-03-06#           4,084,440
                                ------------
TOTAL SHORT-TERM INVESTMENTS
(COST $4,084,440)                  4,084,440
TOTAL INVESTMENTS 101.7%
(COST $103,514,052)              120,874,746
LIABILITIES LESS OTHER ASSETS
(1.7)%                            (2,048,792)
                                ------------
TOTAL NET ASSETS 100.0%         $118,825,954
                                ============


 62   Schedule of Investments

The accompanying notes are an integral part of the financial statements.

(a)  Non-income producing security.
# BBH Time Deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of March 31, 2006.
ADR  American Depositary Receipt

All shares held may be pledged as collateral for investment securities sold short.


                                                   Schedule of Investments    63

Schedule of Investments

ICON Long/Short Fund
March 31, 2006 (unaudited)

SHARES        SHORT SECURITIES         VALUE
--------------------------------------------
17,500    Contango Oil & Gas
          Co.(a)                    $226,625
27,000    KFx, Inc.(a)               491,400
25,000    Syntroleum Corp.(a)        206,750
                                    --------
          TOTAL SHORT SECURITIES
          (PROCEEDS $691,961)       $924,775
                                    ========

The accompanying notes are an integral part of this Schedule of Investments.

(a) Non-income producing security.


 64   Schedule of Investments

                                          Six Month Hypothetical Expense Example
                                                      March 31, 2006 (unaudited)

EXAMPLE
As a shareholder of a Fund you may pay two types of fees: transaction fees and fund-related fees. Certain funds charge transactions fees, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees. The ICON Funds do not charge these types of fees. Funds also incur various ongoing expenses, including management fees, distribution and/or service fees, and other fund expenses, which are indirectly paid by shareholders.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the various ICON Funds and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period (10/1/05 - 3/31/06).

ACTUAL EXPENSES
The first set of lines in the table for each Fund provide information about actual account values and actual expenses. The Example includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees. However, the Example does not include client specific fees, such as the $10.00 fee charged to IRA accounts, or the $15.00 fee charged for wire redemptions. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second set of lines in the table for each Fund provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees that may be charged by other funds. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.


                                                           Expense Example    65

March 31, 2006 (unaudited)

                           BEGINNING          ENDING          EXPENSES PAID       ANNUALIZED
                         ACCOUNT VALUE     ACCOUNT VALUE      DURING PERIOD      EXPENSE RATIO
                            10/1/05           3/31/06       10/1/05-3/31/06*    10/1/05-3/31/06
------------------------------------------------------------------------------------------------
ICON BOND FUND
------------------------------------------------------------------------------------------------
  CLASS I
------------------------------------------------------------------------------------------------
    Actual Expenses        $1,000.00         $1,000.20           $ 4.99              1.00%
------------------------------------------------------------------------------------------------
    Hypothetical            1,000.00          1,020.01             5.04
    Example
    (5% return before
    expenses)
------------------------------------------------------------------------------------------------
  CLASS C
------------------------------------------------------------------------------------------------
    Actual period           1,000.00            997.20             7.97              1.60%
    return
------------------------------------------------------------------------------------------------
    Hypothetical            1,000.00          1,017.02             8.05
------------------------------------------------------------------------------------------------
  CLASS Z
------------------------------------------------------------------------------------------------
    Actual period           1,000.00          1,001.60             3.74              0.75%
    return
------------------------------------------------------------------------------------------------
    Hypothetical            1,000.00          1,021.26             3.78
------------------------------------------------------------------------------------------------
ICON CORE EQUITY FUND
------------------------------------------------------------------------------------------------
  CLASS I
------------------------------------------------------------------------------------------------
    Actual Expenses         1,000.00          1,124.40             6.46              1.22%
------------------------------------------------------------------------------------------------
    Hypothetical            1,000.00          1,018.92             6.14
    Example
    (5% return before
    expenses)
------------------------------------------------------------------------------------------------
  CLASS C
------------------------------------------------------------------------------------------------
    Actual Expenses         1,000.00          1,120.20            10.68              2.02%
------------------------------------------------------------------------------------------------
    Hypothetical            1,000.00          1,014.93            10.15
    Example
    (5% return before
    expenses)
------------------------------------------------------------------------------------------------
  CLASS Z
------------------------------------------------------------------------------------------------
    Actual Expenses         1,000.00          1,124.60             5.88              1.11%
------------------------------------------------------------------------------------------------
    Hypothetical            1,000.00          1,019.47             5.59
    Example
    (5% return before
    expenses)
------------------------------------------------------------------------------------------------


 66   Expense Example

                           BEGINNING          ENDING          EXPENSES PAID       ANNUALIZED
                         ACCOUNT VALUE     ACCOUNT VALUE      DURING PERIOD      EXPENSE RATIO
                            10/1/05           3/31/06       10/1/05-3/31/06*    10/1/05-3/31/06
------------------------------------------------------------------------------------------------
ICON COVERED CALL FUND
------------------------------------------------------------------------------------------------
  CLASS I
------------------------------------------------------------------------------------------------
    Actual Expenses        $1,000.00         $1,029.90           $ 7.34              1.45%
------------------------------------------------------------------------------------------------
    Hypothetical            1,000.00          1,017.77             7.29
    Example
    (5% return before
    expenses)
------------------------------------------------------------------------------------------------
  CLASS C
------------------------------------------------------------------------------------------------
    Actual Expenses         1,000.00          1,026.90            11.12              2.20%
------------------------------------------------------------------------------------------------
    Hypothetical            1,000.00          1,014.03            11.05
    Example
    (5% return before
    expenses)
------------------------------------------------------------------------------------------------
  CLASS Z
------------------------------------------------------------------------------------------------
    Actual Expenses         1,000.00          1,031.30             6.08              1.20%
------------------------------------------------------------------------------------------------
    Hypothetical            1,000.00          1,019.02             6.04
    Example
    (5% return before
    expenses)
------------------------------------------------------------------------------------------------
ICON EQUITY INCOME
  FUND
------------------------------------------------------------------------------------------------
  CLASS I
------------------------------------------------------------------------------------------------
    Actual Expenses         1,000.00          1,074.90             6.36              1.23%
------------------------------------------------------------------------------------------------
    Hypothetical            1,000.00          1,018.87             6.19
    Example
    (5% return before
    expenses)
------------------------------------------------------------------------------------------------
  CLASS C
------------------------------------------------------------------------------------------------
    Actual Expenses         1,000.00          1,069.70            11.35              2.20%
------------------------------------------------------------------------------------------------
    Hypothetical            1,000.00          1,014.03            11.05
    Example
    (5% return before
    expenses)
------------------------------------------------------------------------------------------------
  CLASS Z
------------------------------------------------------------------------------------------------
    Actual Expenses         1,000.00          1,074.30             6.21              1.20%
------------------------------------------------------------------------------------------------
    Hypothetical            1,000.00          1,019.02             6.04
    Example
    (5% return before
    expenses)
------------------------------------------------------------------------------------------------


                                                           Expense Example    67

March 31, 2006 (unaudited)

                           BEGINNING          ENDING          EXPENSES PAID       ANNUALIZED
                         ACCOUNT VALUE     ACCOUNT VALUE      DURING PERIOD      EXPENSE RATIO
                            10/1/05           3/31/06       10/1/05-3/31/06*    10/1/05-3/31/06
------------------------------------------------------------------------------------------------
ICON LONG/SHORT FUND
------------------------------------------------------------------------------------------------
  CLASS I
------------------------------------------------------------------------------------------------
    Actual Expenses        $1,000.00         $1,129.50           $ 8.23              1.55%
------------------------------------------------------------------------------------------------
    Hypothetical            1,000.00          1,017.27             7.80
    Example
    (5% return before
    expenses)
------------------------------------------------------------------------------------------------
  CLASS C
------------------------------------------------------------------------------------------------
    Actual Expenses         1,000.00          1,125.40            12.19              2.30%
------------------------------------------------------------------------------------------------
    Hypothetical            1,000.00          1,013.53            11.55
    Example
    (5% return before
    expenses)
------------------------------------------------------------------------------------------------
  CLASS Z
------------------------------------------------------------------------------------------------
    Actual Expenses         1,000.00          1,130.80             6.64              1.25%
------------------------------------------------------------------------------------------------
    Hypothetical            1,000.00          1,018.77             6.29
    Example
    (5% return before
    expenses)
------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's six month expense ratio annualized, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.


 68   Expense Example

                                            Statements of Assets and Liabilities

                                                      March 31, 2006 (unaudited)

                                                                          ICON          ICON           ICON           ICON
                                                           ICON           CORE         COVERED        EQUITY       LONG/SHORT
                                                         BOND FUND    EQUITY FUND     CALL FUND    INCOME FUND        FUND
                                                        -----------   ------------   -----------   ------------   ------------
ASSETS
  Investments, at cost                                  $84,826,610   $177,139,150   $55,536,925   $123,237,839   $103,514,052
                                                        -----------   ------------   -----------   ------------   ------------
  Investments, at value                                  83,705,421    212,012,254    66,031,601    141,247,597    120,874,746
  Cash                                                            -              -        27,397          4,810        170,105
  Deposits for short sales                                        -              -             -              -      1,315,205
  Receivables:
    Fund shares sold                                        320,011        502,947       257,554        287,701      1,181,645
    Investments sold                                                                                                 5,373,451
    Interest                                              1,187,016            331           194        129,587              -
    Dividends                                                     -        128,169        51,041        221,191         83,581
    Expense reimbursements by Advisor                        26,821              -        25,012          2,681              -
  Other assets                                               20,601         20,748        14,644         18,836         16,577
                                                        -----------   ------------   -----------   ------------   ------------
  Total Assets                                           85,259,870    212,664,449    66,407,443    141,912,403    129,015,310
                                                        -----------   ------------   -----------   ------------   ------------
LIABILITIES
  Options written, at value (premiums received of
    $4,641,617)                                                   -              -     5,326,195              -              -
  Common stocks sold short, at value (proceeds of
    $691,961)                                                     -              -             -              -        924,775
  Payables:
    Due to custodian bank                                   496,924              -             -              -              -
    Investments bought                                      513,317              -             -              -      9,058,483
    Fund shares redeemed                                    517,377        215,671        57,844         60,995         21,547
    Distributions due to shareholders                         5,939              -             -         28,511              -
    Advisory fees & fee waiver recoupment                    42,646        130,660        38,289         88,470        123,316
    Accrued distribution fees                                17,848         99,946        14,176         30,970         31,452
    Fund accounting fees                                      1,742          4,253         1,288          2,884          2,203
    Transfer agent fees                                       2,742         10,614         2,901          2,506            685
    Administration fees                                       3,365          8,238         2,416          5,580          4,291
    Trustee fees                                              3,760          9,231         2,702          6,245          4,847
  Accrued expenses                                           20,940         16,051        44,221         25,514         17,757
                                                        -----------   ------------   -----------   ------------   ------------
  Total Liabilities                                       1,626,600        494,664     5,490,032        251,675     10,189,356
                                                        -----------   ------------   -----------   ------------   ------------
NET ASSETS - ALL SHARE CLASSES                          $83,633,270   $212,169,785   $60,917,411   $141,660,728   $118,825,954
                                                        ===========   ============   ===========   ============   ============
NET ASSETS - CLASS I                                    $82,736,143   $114,453,932   $57,451,147   $137,397,299   $ 97,546,516
                                                        ===========   ============   ===========   ============   ============
NET ASSETS - CLASS C                                    $   894,694   $ 96,349,784   $ 3,380,850   $  4,240,650   $ 17,968,593
                                                        ===========   ============   ===========   ============   ============
NET ASSETS - CLASS Z                                    $     2,433   $  1,366,069   $    85,414   $     22,779   $  3,310,845
                                                        ===========   ============   ===========   ============   ============
NET ASSETS CONSIST OF
  Paid-in capital                                       $85,809,849   $164,898,584   $51,933,904   $117,717,841   $ 97,554,282
  Accumulated undistributed net investment
    income/(loss)                                            38,065       (631,690)     (133,206)            41       (300,280)
  Accumulated undistributed net realized gain/(loss)
    from investments                                     (1,093,455)    13,029,787      (693,385)     5,933,088      4,444,072
  Unrealized appreciation/(depreciation) on
    investments, written options and securities sold
    short                                                (1,121,189)    34,873,104     9,810,098     18,009,758     17,127,880
                                                        -----------   ------------   -----------   ------------   ------------
NET ASSETS                                              $83,633,270   $212,169,785   $60,917,411   $141,660,728   $118,825,954
                                                        ===========   ============   ===========   ============   ============
  Shares outstanding (unlimited shares authorized,
    no par value)
    Class I                                               8,311,948      6,978,761     4,053,599      8,796,995      5,402,078
    Class C                                                  89,697      6,132,099       245,058        273,123      1,021,394
    Class Z                                                     245         83,383         5,996          1,458        182,453
  Net asset value (offering and redemption price per
    share)
    Class I                                             $      9.95   $      16.40   $     14.17   $      15.62   $      18.06
    Class C                                             $      9.97   $      15.71   $     13.80   $      15.53   $      17.59
    Class Z                                             $      9.93   $      16.38   $     14.25   $      15.62   $      18.15

The accompanying notes are an integral part of the financial statements.


                                                      Financial Statements    69

Statements of Operations

For the period ended March 31, 2006 (unaudited)

                                                                            ICON          ICON          ICON          ICON
                                                              ICON          CORE         COVERED       EQUITY      LONG/SHORT
                                                            BOND FUND    EQUITY FUND    CALL FUND    INCOME FUND      FUND
                                                           -----------   -----------   -----------   -----------   -----------
INVESTMENT INCOME
  Interest                                                 $ 2,155,962   $    46,077   $    11,355   $  303,146    $    44,007
  Dividends                                                          -       808,197       295,389    1,542,389        346,490
  Foreign taxes withheld                                             -        (1,729)            -            -         (1,291)
                                                           -----------   -----------   -----------   ----------    -----------
  Total Investment Income                                    2,155,962       852,545       306,744    1,845,535        389,206
                                                           -----------   -----------   -----------   ----------    -----------
EXPENSES
  Advisory fees                                                249,901       703,142       216,822      491,123        346,430
  Distribution fees:
    Class I                                                    102,986       126,742        67,828      158,682         82,405
    Class C                                                      3,852       424,384        17,637       19,986         76,289
  Fund accounting fees                                          13,356        24,594        11,556       17,931         11,522
  Transfer agent fees                                           24,027        70,365        19,755       36,653         18,982
  Administration fees                                           19,579        44,049        13,587       30,773         19,126
  Registration fees:
    Class I                                                      5,804         4,667         3,735        4,523          3,959
    Class C                                                      3,560         3,550         2,806        2,842          3,408
  Custody fees                                                   9,716        16,010        55,090       15,075         11,551
  Insurance expense                                              2,520         4,766         1,862        4,763          2,003
  Trustee fees and expenses                                      4,227         7,666         3,075        5,569          3,617
  Interest expense                                               4,675           584         7,704          702          1,005
  Other expenses                                                31,170        53,716        24,952       40,745         28,660
                                                           -----------   -----------   -----------   ----------    -----------
  Total expenses before expense
    (reimbursement)/recoupment                                 475,373     1,484,235       446,409      829,367        608,957
                                                           -----------   -----------   -----------   ----------    -----------
  Expense (reimbursement)/recoupment by Advisor due to
    expense limitation agreement                               (51,437)            -        (6,459)      (3,084)        80,529
                                                           -----------   -----------   -----------   ----------    -----------
  Net Expenses                                                 423,936     1,484,235       439,950      826,283        689,486
                                                           -----------   -----------   -----------   ----------    -----------
NET INVESTMENT INCOME (LOSS)                                 1,732,026      (631,690)     (133,206)   1,019,252       (300,280)
                                                           -----------   -----------   -----------   ----------    -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
  Net realized gain/(loss) from:
    Investment transactions                                 (1,013,139)   13,087,844     4,111,422    6,275,287      5,693,050
    Written options                                                  -             -    (2,909,582)           -              -
    Securities sold short                                            -             -             -                      37,114
                                                           -----------   -----------   -----------   ----------    -----------
  Total net realized gain/(loss)                            (1,013,139)   13,087,844     1,201,840    6,275,287      5,730,164
                                                           -----------   -----------   -----------   ----------    -----------
  Change in net unrealized appreciation/(depreciation)
    on investments, written options and securities sold
    short                                                     (646,017)    9,717,730       654,471    2,164,323      5,425,643
                                                           -----------   -----------   -----------   ----------    -----------
  Net realized and unrealized gain/(loss) on
    investments                                             (1,659,156)   22,805,574     1,856,311    8,439,610     11,155,807
                                                           -----------   -----------   -----------   ----------    -----------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                               $    72,870   $22,173,884   $ 1,723,105   $9,458,862    $10,855,527
                                                           ===========   ===========   ===========   ==========    ===========

The accompanying notes are an integral part of the financial statements.


 70   Financial Statements

                       THIS PAGE INTENTIONALLY LEFT BLANK

Statements of Changes in Net Assets

                                                     ICON BOND FUND                      ICON CORE EQUITY FUND
                                          ------------------------------------    ------------------------------------
                                           PERIOD ENDED                            PERIOD ENDED
                                          MARCH 31, 2006        YEAR ENDED        MARCH 31, 2006        YEAR ENDED
                                           (UNAUDITED)      SEPTEMBER 30, 2005     (UNAUDITED)      SEPTEMBER 30, 2005
                                          --------------    ------------------    --------------    ------------------
OPERATIONS
  Net investment income/(loss)             $  1,732,026        $  2,741,954        $   (631,690)       $   (959,954)
  Net realized gain/(loss) from
    investment transactions, written
    options and securities sold short        (1,013,139)            (11,900)         13,087,844          14,916,012
  Change in net unrealized
    appreciation/(depreciation) on
    investments, written options and
    securities sold short                      (646,017)         (2,183,484)          9,717,730           8,567,211
                                           ------------        ------------        ------------        ------------
  Net increase/(decrease) in net
    assets resulting from operations             72,870             546,570          22,173,884          22,523,269
                                           ------------        ------------        ------------        ------------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS
  Net investment income
    Class I                                  (1,673,998)         (2,853,077)                  -                   -
    Class C                                     (15,431)            (31,705)                  -                   -
    Class Z                                         (97)               (101)                  -                   -
  Net realized gains
    Class I                                     (67,629)           (338,815)         (3,632,925)                  -
    Class C                                        (720)             (4,379)         (3,157,999)                  -
    Class Z                                          (5)                 (6)            (44,621)                  -
                                           ------------        ------------        ------------        ------------
  Net decrease from dividends and
    distributions                            (1,757,880)         (3,228,083)         (6,835,545)                  -
                                           ------------        ------------        ------------        ------------
FUND SHARE TRANSACTIONS
  Shares sold
    Class I                                  32,241,305          68,872,908          28,918,826          58,022,225
    Class C                                     140,887           1,493,441          15,573,617          24,404,517
    Class Z                                       2,281               4,736              89,529           1,088,280
  Reinvested dividends and
    distributions
    Class I                                   1,706,591           3,161,012           3,340,799                   -
    Class C                                      14,764              34,828           3,039,446                   -
    Class Z                                         103                 106              44,621                   -
  Shares repurchased
    Class I                                 (31,961,459)        (48,473,705)        (19,985,892)        (23,305,845)
    Class C                                    (229,234)           (876,763)         (7,241,763)        (10,044,802)
    Class Z                                      (5,070)               (181)            (37,877)             (7,314)
                                           ------------        ------------        ------------        ------------
  Net increase/(decrease) from fund
    share transactions                        1,910,168          24,216,382          23,741,306          50,157,061
                                           ------------        ------------        ------------        ------------
  Total net increase/(decrease) in net
    assets                                      225,158          21,534,869          39,079,645          72,680,330
NET ASSETS
  Beginning of period                        83,408,112          61,873,243         173,090,140         100,409,810
                                           ------------        ------------        ------------        ------------
  End of period                            $ 83,633,270        $ 83,408,112        $212,169,785        $173,090,140
                                           ============        ============        ============        ============


 72   Financial Statements

           ICON COVERED CALL FUND                 ICON EQUITY INCOME FUND                   ICON LONG/SHORT FUND
    ------------------------------------    ------------------------------------    ------------------------------------
     PERIOD ENDED                            PERIOD ENDED                            PERIOD ENDED
    MARCH 31, 2006        YEAR ENDED        MARCH 31, 2006        YEAR ENDED        MARCH 31, 2006        YEAR ENDED
     (UNAUDITED)      SEPTEMBER 30, 2005     (UNAUDITED)      SEPTEMBER 30, 2005     (UNAUDITED)      SEPTEMBER 30, 2005
    --------------    ------------------    --------------    ------------------    --------------    ------------------

     $  (133,206)        $   (269,738)       $  1,019,252        $  2,384,761        $   (300,280)       $   (365,486)

       1,201,840             (929,262)          6,275,287           8,338,413           5,730,164          (1,286,092)

         654,471            5,856,219           2,164,323           5,084,010           5,425,643          10,046,242
     -----------         ------------        ------------        ------------        ------------        ------------

       1,723,105            4,657,219           9,458,862          15,807,184          10,855,527           8,394,664
     -----------         ------------        ------------        ------------        ------------        ------------

               -                    -          (1,477,196)         (2,332,579)                  -                   -
               -                    -             (27,349)            (30,549)                  -                   -
               -                    -                (268)               (410)                  -                   -

        (466,120)          (2,014,072)         (8,604,004)           (690,470)                  -          (1,266,628)
         (32,162)             (97,417)           (280,066)            (13,763)                  -            (183,354)
             (31)                (118)             (1,603)               (103)                  -               1,524
     -----------         ------------        ------------        ------------        ------------        ------------

        (498,313)          (2,111,607)        (10,390,486)         (3,067,874)                  -          (1,451,506)
     -----------         ------------        ------------        ------------        ------------        ------------

       9,933,127           22,320,205          19,139,711          40,993,500          44,917,996          48,606,994
         190,997            2,209,902             519,589           2,071,831           3,739,473          10,192,112
          81,394                  727               2,349               9,609           3,129,470             101,583

         459,746            1,901,482           9,350,759           2,824,292                   -           1,158,739
          27,565               88,746             263,358              36,636                   -             163,651
              31                  118               1,870                 513                   -               1,524

      (8,457,866)         (15,241,634)        (19,867,994)        (44,139,761)         (9,408,440)        (26,815,665)
        (544,458)            (751,331)           (377,695)           (418,636)         (1,592,234)         (1,348,857)
               -                 (790)             (4,199)             (3,317)            (38,954)             (7,915)
     -----------         ------------        ------------        ------------        ------------        ------------

       1,690,536           10,527,425           9,027,748           1,374,667          40,747,311          32,052,166
     -----------         ------------        ------------        ------------        ------------        ------------

       2,915,328           13,073,037           8,096,124          14,113,977          51,602,838          38,995,324

      58,002,083           44,929,046         133,564,604         119,450,627          67,223,116          28,227,792
     -----------         ------------        ------------        ------------        ------------        ------------
     $60,917,411         $ 58,002,083        $141,660,728        $133,564,604        $118,825,954        $ 67,223,116
     ===========         ============        ============        ============        ============        ============


                                                      Financial Statements    73

                                                     ICON BOND FUND                      ICON CORE EQUITY FUND
                                          ------------------------------------    ------------------------------------
                                           PERIOD ENDED                            PERIOD ENDED
                                          MARCH 31, 2006        YEAR ENDED        MARCH 31, 2006        YEAR ENDED
                                           (UNAUDITED)      SEPTEMBER 30, 2005     (UNAUDITED)      SEPTEMBER 30, 2005
                                          --------------    ------------------    --------------    ------------------
TRANSACTIONS IN FUND SHARES
  Shares sold
    Class I                                  3,211,731           6,619,646            1,871,635           4,143,039
    Class C                                     13,991             142,887            1,046,679           1,818,535
    Class Z                                        227                 455                5,743              74,785
  Reinvested dividends and
    distributions
    Class I                                    170,422             304,338              223,461                   -
    Class C                                      1,470               3,347              211,758                   -
    Class Z                                         10                  10                2,991                   -
  Shares repurchased
    Class I                                 (3,182,381)         (4,658,204)          (1,311,316)         (1,647,530)
    Class C                                    (22,817)            (84,344)            (484,447)           (740,648)
    Class Z                                       (504)                (17)              (2,427)               (514)
                                           -----------         -----------         ------------        ------------
  Net increase/(decrease)                      192,149           2,328,118            1,564,077           3,647,667
                                           -----------         -----------         ------------        ------------
  Shares outstanding beginning of
    period                                   8,209,741           5,881,623           11,630,166           7,982,499
                                           -----------         -----------         ------------        ------------
  Shares outstanding end of period           8,401,890           8,209,741           13,194,243          11,630,166
                                           ===========         ===========         ============        ============
PURCHASE AND SALES OF INVESTMENT SECURITIES
(excluding short-term securities and written options)
  Purchase of securities (including
    short sale transactions)               $24,952,889         $30,243,959         $127,902,970        $230,365,019
  Proceeds from sales of securities
    (including short sale
    transactions)                           22,941,263          18,795,990          111,816,633         183,339,859
  Purchases of long-term U.S.
    government securities                            -          27,647,371                    -                   -
  Proceeds from sales of long-term
    U.S. government securities               8,030,763          28,497,651                    -                   -
ACCUMULATED UNDISTRIBUTED NET
  INVESTMENT INCOME/(LOSS)                 $    38,065         $    (4,435)        $   (631,690)       $          -
                                           ===========         ===========         ============        ============

The accompanying notes are an integral part of the financial statements.


 74   Financial Statements

           ICON COVERED CALL FUND                 ICON EQUITY INCOME FUND                   ICON LONG/SHORT FUND
    ------------------------------------    ------------------------------------    ------------------------------------
     PERIOD ENDED                            PERIOD ENDED                            PERIOD ENDED
    MARCH 31, 2006        YEAR ENDED        MARCH 31, 2006        YEAR ENDED        MARCH 31, 2006        YEAR ENDED
     (UNAUDITED)      SEPTEMBER 30, 2005     (UNAUDITED)      SEPTEMBER 30, 2005     (UNAUDITED)      SEPTEMBER 30, 2005
    --------------    ------------------    --------------    ------------------    --------------    ------------------

         720,302           1,669,418           1,252,927            2,741,457          2,639,257           3,261,050
          14,361             168,643              34,331              139,266            229,807             700,414
           5,749                  54                 153                  633            176,011               6,835

          33,630             141,902             632,139              183,923                  -              77,095
           2,068               6,733              17,970                2,394                  -              11,065
               2                   9                 126                   34                  -                 101

        (616,123)         (1,138,447)         (1,299,809)          (2,917,378)          (562,066)         (1,771,701)
         (40,607)            (56,539)            (24,960)             (27,971)           (99,068)            (91,534)
               -                 (57)               (274)                (219)            (2,279)               (524)
     -----------         -----------         -----------         ------------        -----------         -----------
         119,382             791,716             612,603              122,139          2,381,662           2,192,801
     -----------         -----------         -----------         ------------        -----------         -----------
       4,185,271           3,393,555           8,458,973            8,336,834          4,224,263           2,031,462
     -----------         -----------         -----------         ------------        -----------         -----------
       4,304,653           4,185,271           9,071,576            8,458,973          6,605,925           4,224,263
     ===========         ===========         ===========         ============        ===========         ===========

     $40,590,090         $92,623,516         $93,140,830         $187,781,662        $72,223,828         $83,387,797

      43,168,584          86,038,491          93,512,885          188,205,266         34,358,136          57,223,650

               -                   -           2,513,008            1,564,975                  -                   -

               -                   -           2,575,196                    -                  -                   -

     $  (133,206)        $  (269,738)        $        41         $    485,602        $  (300,280)        $         -
     ===========         ===========         ===========         ============        ===========         ===========


                                                      Financial Statements    75

Financial Highlights

                                                           INCOME FROM INVESTMENT OPERATIONS
                                                        ----------------------------------------
                                            NET ASSET      NET        NET REALIZED
                                             VALUE,     INVESTMENT   AND UNREALIZED   TOTAL FROM
                                            BEGINNING    INCOME/     GAINS/(LOSSES)   INVESTMENT
                                            OF PERIOD   (LOSS)(X)    ON INVESTMENTS   OPERATIONS
                                            ---------   ----------   --------------   ----------
ICON BOND FUND
 CLASS I+
   Period Ended March 31, 2006 (unaudited)   $10.16        0.21          (0.21)         (0.00)
   Year Ended September 30, 2005             $10.52        0.40          (0.29)          0.11
   Year Ended September 30, 2004             $10.41        0.45           0.10           0.55
   September 30, 2002 (inception) to
     September 30, 2003                      $10.00        0.42           0.38           0.80
 CLASS C
   Period Ended March 31, 2006 (unaudited)   $10.18        0.18          (0.21)         (0.03)
   Year Ended September 30, 2005             $10.54        0.33          (0.28)          0.05
   Year Ended September 30, 2004             $10.42        0.38           0.12           0.50
   October 21, 2002 (inception) to
     September 30, 2003                      $ 9.79        0.37           0.60           0.97
 CLASS Z
   Period Ended March 31, 2006 (unaudited)   $10.15        0.22          (0.21)          0.01
   Year Ended September 30, 2005             $10.51        0.42          (0.28)          0.14
   May 6, 2004 (inception) to September
     30, 2004                                $10.26        0.46          (0.02)          0.44
ICON CORE EQUITY FUND
 CLASS I
   Period Ended March 31, 2006 (unaudited)   $15.14       (0.02)          1.85           1.83
   Year Ended September 30, 2005             $12.78       (0.05)          2.41           2.36
   Year Ended September 30, 2004             $11.12       (0.07)          1.73           1.66
   Year Ended September 30, 2003             $ 9.50       (0.04)          1.66           1.62
   Year Ended September 30, 2002             $10.04       (0.07)         (0.20)         (0.27)
   October 12, 2000 (inception) to
     September 30, 2001                      $10.00       (0.05)          0.09           0.04
 CLASS C
   Period Ended March 31, 2006 (unaudited)   $14.58       (0.08)          1.78           1.70
   Year Ended September 30, 2005             $12.41       (0.15)          2.32           2.17
   Year Ended September 30, 2004             $10.88       (0.16)          1.69           1.53
   Year Ended September 30, 2003             $ 9.36       (0.11)          1.63           1.52
   Year Ended September 30, 2002             $ 9.98       (0.15)         (0.20)         (0.35)
   November 28, 2000 (inception) to
     September 30, 2001                      $10.62       (0.10)         (0.54)         (0.64)
 CLASS Z
   Period Ended March 31, 2006 (unaudited)   $15.12       (0.02)          1.85           1.83
   Year Ended September 30, 2005             $12.79       (0.14)          2.47           2.33
   May 6, 2004 (inception) to September
     30, 2004                                $12.07       (0.03)          0.75           0.72
ICON COVERED CALL FUND
 CLASS I+
   Period Ended March 31, 2006 (unaudited)   $13.88       (0.03)          0.44           0.41
   Year Ended September 30, 2005             $13.25       (0.06)          1.26           1.20
   Year Ended September 30, 2004             $12.40       (0.07)          1.36           1.29
   September 30, 2002 (inception) to
     September 30, 2003                      $10.00       (0.07)          2.47           2.40
 CLASS C
   Period Ended March 31, 2006 (unaudited)   $13.56       (0.08)          0.44           0.36
   Year Ended September 30, 2005             $13.06       (0.16)          1.23           1.07
   Year Ended September 30, 2004             $12.32       (0.16)          1.34           1.18
   November 21, 2002 (inception) to
     September 30, 2003                      $10.75       (0.17)          1.74           1.57
 CLASS Z
   Period Ended March 31, 2006 (unaudited)   $13.94           -           0.43           0.43
   Year Ended September 30, 2005             $13.29       (0.03)          1.24           1.22
   May 6, 2004 (inception) to September
     30, 2004                                $12.86       (0.01)          0.44           0.43

                                                       LESS DIVIDENDS AND DISTRIBUTIONS
                                            ------------------------------------------------------
                                            DIVIDENDS    DISTRIBUTIONS       TOTAL       NET ASSET
                                             FROM NET      FROM NET        DIVIDENDS      VALUE,
                                            INVESTMENT     REALIZED           AND         END OF
                                              INCOME         GAINS       DISTRIBUTIONS    PERIOD
                                            ----------   -------------   -------------   ---------
ICON BOND FUND
 CLASS I+
   Period Ended March 31, 2006 (unaudited)    (0.20)         (0.01)          (0.21)       $ 9.95
   Year Ended September 30, 2005              (0.41)         (0.06)          (0.47)       $10.16
   Year Ended September 30, 2004              (0.44)             -           (0.44)       $10.52
   September 30, 2002 (inception) to
     September 30, 2003                       (0.39)             -           (0.39)       $10.41
 CLASS C
   Period Ended March 31, 2006 (unaudited)    (0.17)         (0.01)          (0.18)       $ 9.97
   Year Ended September 30, 2005              (0.35)         (0.06)          (0.41)       $10.18
   Year Ended September 30, 2004              (0.38)             -           (0.38)       $10.54
   October 21, 2002 (inception) to
     September 30, 2003                       (0.34)             -           (0.34)       $10.42
 CLASS Z
   Period Ended March 31, 2006 (unaudited)    (0.22)         (0.01)          (0.23)       $ 9.93
   Year Ended September 30, 2005              (0.44)         (0.06)          (0.50)       $10.15
   May 6, 2004 (inception) to September
     30, 2004                                 (0.19)             -           (0.19)       $10.51
ICON CORE EQUITY FUND
 CLASS I
   Period Ended March 31, 2006 (unaudited)        -          (0.57)          (0.57)       $16.40
   Year Ended September 30, 2005                  -              -               -        $15.14
   Year Ended September 30, 2004                  -              -               -        $12.78
   Year Ended September 30, 2003                  -              -               -        $11.12
   Year Ended September 30, 2002                  -          (0.27)          (0.27)       $ 9.50
   October 12, 2000 (inception) to
     September 30, 2001                           -              -               -        $10.04
 CLASS C
   Period Ended March 31, 2006 (unaudited)        -          (0.57)          (0.57)       $15.71
   Year Ended September 30, 2005                  -              -               -        $14.58
   Year Ended September 30, 2004                  -              -               -        $12.41
   Year Ended September 30, 2003                  -              -               -        $10.88
   Year Ended September 30, 2002                  -          (0.27)          (0.27)       $ 9.36
   November 28, 2000 (inception) to
     September 30, 2001                           -              -               -        $ 9.98
 CLASS Z
   Period Ended March 31, 2006 (unaudited)        -          (0.57)          (0.57)       $16.38
   Year Ended September 30, 2005                  -              -               -        $15.12
   May 6, 2004 (inception) to September
     30, 2004                                     -              -               -        $12.79
ICON COVERED CALL FUND
 CLASS I+
   Period Ended March 31, 2006 (unaudited)        -          (0.12)          (0.12)       $14.17
   Year Ended September 30, 2005                  -          (0.57)          (0.57)       $13.88
   Year Ended September 30, 2004                  -          (0.44)          (0.44)       $13.25
   September 30, 2002 (inception) to
     September 30, 2003                           -              -               -        $12.40
 CLASS C
   Period Ended March 31, 2006 (unaudited)        -          (0.12)          (0.12)       $13.80
   Year Ended September 30, 2005                  -          (0.57)          (0.57)       $13.56
   Year Ended September 30, 2004                  -          (0.44)          (0.44)       $13.06
   November 21, 2002 (inception) to
     September 30, 2003                           -              -               -        $12.32
 CLASS Z
   Period Ended March 31, 2006 (unaudited)        -          (0.12)          (0.12)       $14.25
   Year Ended September 30, 2005                  -          (0.57)          (0.57)       $13.94
   May 6, 2004 (inception) to September
     30, 2004                                     -              -               -        $13.29


 76   Financial Highlights

                                                  RATIO OF EXPENSES TO      RATIO OF NET INVESTMENT INCOME
                                                  AVERAGE NET ASSETS(A)        TO AVERAGE NET ASSETS(A)
                                                -------------------------   -------------------------------
                                AVERAGE NET       BEFORE         AFTER          BEFORE           AFTER
               NET ASSETS,       ASSETS FOR       EXPENSE       EXPENSE        EXPENSE          EXPENSE       PORTFOLIO
     TOTAL    END OF PERIOD      THE PERIOD     LIMITATION/   LIMITATION/    LIMITATION/      LIMITATION/     TURNOVER
    RETURN*   (IN THOUSANDS)   (IN THOUSANDS)   RECOUPMENT    RECOUPMENT      RECOUPMENT       RECOUPMENT      RATE(B)
    -------   --------------   --------------   -----------   -----------   --------------   --------------   ---------

      0.02%      $ 82,736           82,620          1.10%        1.00%            4.06%            4.16%        40.00%
      1.05%      $ 82,415           71,253          1.18%        1.10%            3.72%            3.80%        76.28%
      5.41%      $ 61,502           46,295          1.29%        1.30%            4.28%            4.27%        37.98%

      8.19%      $ 39,338           33,787          1.45%        1.30%            4.01%            4.16%        41.65%

     (0.28)%     $    895              908          3.20%        1.60%            1.97%            3.57%        40.00%
      0.47%      $    988              926          3.42%        1.69%            1.46%            3.19%        76.28%
      4.83%      $    371              317          6.84%        1.90%            3.63%            8.57%        37.98%

      9.98%      $    260              199          2.05%        1.90%            3.48%            3.63%        41.65%

      0.16%      $      2                5         50.81%        0.75%          (45.64)%           4.42%        40.00%
      1.30%      $      5                2         74.28%        0.84%          (69.41)%           4.03%        76.28%

      4.33%      $      1                1          0.86%        0.86%            4.60%            4.60%        37.98%

     12.44%      $114,454          101,786          1.22%         N/A            (0.31)%            N/A         60.10%
     18.47%      $ 93,780           69,660          1.27%         N/A            (0.33)%            N/A        136.82%
     14.93%      $ 47,273           43,044          1.33%         N/A            (0.59)%            N/A        116.26%
     17.05%      $ 37,603           34,007          1.39%         N/A            (0.37)%            N/A        188.07%
     (3.23)%     $ 42,232           37,577          1.36%         N/A            (0.58)%            N/A        107.82%

      0.40%      $ 23,261           23,802          1.60%         N/A            (0.36)%            N/A        124.61%

     12.02%      $ 96,350           85,210          2.02%         N/A            (1.11)%            N/A         60.10%
     17.49%      $ 78,145           66,561          2.04%         N/A            (1.10)%            N/A        136.82%
     14.06%      $ 53,101           45,114          2.08%         N/A            (1.34)%            N/A        116.26%
     16.24%      $ 35,428           30,459          2.14%         N/A            (1.12)%            N/A        188.07%
     (4.07)%     $ 27,744           19,849          2.11%         N/A            (1.33)%            N/A        107.82%

     (6.03)%     $  6,324            2,920          2.23%         N/A            (1.24)%            N/A        124.61%

     12.46%      $  1,366            1,239          1.11%         N/A            (0.20)%            N/A         60.10%
     18.22%      $  1,165              229          1.76%         N/A            (0.94)%            N/A        136.82%

      5.97%      $     36               32          1.12%         N/A            (0.28)%            N/A        116.26%

      2.99%      $ 57,451           54,428          1.45%        1.45%           (0.41)%          (0.41)%       64.95%
      9.21%      $ 54,347           49,938          1.54%        1.45%           (0.57)%          (0.48)%      159.35%
     10.53%      $ 42,962           30,305          1.60%        1.45%           (0.67)%          (0.52)%      167.57%

     24.00%      $ 20,981           14,544          2.07%        1.45%           (1.27)%          (0.65)%      184.24%

      2.69%      $  3,381            3,536          2.55%        2.20%           (1.52)%          (1.17)%       64.95%
      8.31%      $  3,652            2,914          2.80%        2.20%           (1.80)%          (1.20)%      159.35%
      9.69%      $  1,964              838          3.89%        2.20%           (2.93)%          (1.23)%      167.57%

     14.60%      $    148               50          2.83%        2.20%           (2.13)%          (1.50)%      184.24%

      3.13%      $     85               30          7.94%        1.20%           (6.71)%           0.03%        64.95%
      9.42%      $      3                3         53.94%        1.20%          (52.97)%          (0.23)%      159.35%

      3.34%      $      3                2          1.12%        1.12%           (0.11)%          (0.11)%      167.57%


                                                      Financial Highlights    77

                                                           INCOME FROM INVESTMENT OPERATIONS
                                                        ----------------------------------------
                                            NET ASSET      NET        NET REALIZED
                                             VALUE,     INVESTMENT   AND UNREALIZED   TOTAL FROM
                                            BEGINNING    INCOME/     GAINS/(LOSSES)   INVESTMENT
                                            OF PERIOD   (LOSS)(X)    ON INVESTMENTS   OPERATIONS
                                            ---------   ----------   --------------   ----------
ICON EQUITY INCOME FUND
 CLASS I+
   Period Ended March 31, 2006 (unaudited)   $15.79        0.12           0.97           1.09
   Year Ended September 30, 2005             $14.33        0.27           1.54           1.81
   Year Ended September 30, 2004             $12.22        0.31           2.09           2.40
   September 30, 2002 (inception) to
     September 30, 2003                      $10.00        0.25           2.20           2.45
 CLASS C
   Period Ended March 31, 2006 (unaudited)   $15.71        0.05           0.96           1.01
   Year Ended September 30, 2005             $14.27        0.13           1.54           1.67
   Year Ended September 30, 2004             $12.21        0.20           2.06           2.26
   November 8, 2002 (inception) to
     September 30, 2003                      $10.63        0.16           1.59           1.75
 CLASS Z
   Period Ended March 31, 2006 (unaudited)   $15.79        0.12           0.98           1.10
   Year Ended September 30, 2005             $14.33        0.28           1.55           1.83
   May 10, 2004 (inception) to September
     30, 2004                                $13.43        0.39           0.70           1.09
ICON LONG/SHORT FUND(D)
 CLASS I+
   Period Ended March 31, 2006 (unaudited)   $15.99       (0.05)          2.12           2.07
   Year Ended September 30, 2005             $13.92       (0.08)          2.65           2.57
   Year Ended September 30, 2004             $12.00       (0.08)          2.16           2.08
   September 30, 2002 (inception) to
     September 30, 2003                      $10.00       (0.07)          2.07           2.00
 CLASS C
   Period Ended March 31, 2006 (unaudited)   $15.63       (0.11)          2.07           1.96
   Year Ended September 30, 2005             $13.73       (0.19)          2.59           2.40
   Year Ended September 30, 2004             $11.92       (0.18)          2.15           1.97
   October 17, 2002 (inception) to
     September 30, 2003                      $10.61       (0.15)          1.46           1.31
 CLASS Z
   Period Ended March 31, 2006 (unaudited)   $16.05       (0.03)          2.13           2.10
   Year Ended September 30, 2005             $13.94       (0.05)          2.66           2.61
   May 6, 2004 (inception) to September
     30, 2004                                $13.99       (0.04)         (0.01)         (0.05)

                                                       LESS DIVIDENDS AND DISTRIBUTIONS
                                            ------------------------------------------------------
                                            DIVIDENDS    DISTRIBUTIONS       TOTAL       NET ASSET
                                             FROM NET      FROM NET        DIVIDENDS      VALUE,
                                            INVESTMENT     REALIZED           AND         END OF
                                              INCOME         GAINS       DISTRIBUTIONS    PERIOD
                                            ----------   -------------   -------------   ---------
ICON EQUITY INCOME FUND
 CLASS I+
   Period Ended March 31, 2006 (unaudited)    (0.17)         (1.09)          (1.26)       $15.62
   Year Ended September 30, 2005              (0.27)         (0.08)          (0.35)       $15.79
   Year Ended September 30, 2004              (0.29)             -           (0.29)       $14.33
   September 30, 2002 (inception) to
     September 30, 2003                       (0.23)             -           (0.23)       $12.22
 CLASS C
   Period Ended March 31, 2006 (unaudited)    (0.10)         (1.09)          (1.19)       $15.53
   Year Ended September 30, 2005              (0.15)         (0.08)          (0.23)       $15.71
   Year Ended September 30, 2004              (0.20)             -           (0.20)       $14.27
   November 8, 2002 (inception) to
     September 30, 2003                       (0.17)             -           (0.17)       $12.21
 CLASS Z
   Period Ended March 31, 2006 (unaudited)    (0.18)         (1.09)          (1.27)       $15.62
   Year Ended September 30, 2005              (0.29)         (0.08)          (0.37)       $15.79
   May 10, 2004 (inception) to September
     30, 2004                                 (0.19)             -           (0.19)       $14.33
ICON LONG/SHORT FUND(D)
 CLASS I+
   Period Ended March 31, 2006 (unaudited)        -              -               -        $18.06
   Year Ended September 30, 2005                  -          (0.50)          (0.50)       $15.99
   Year Ended September 30, 2004                  -          (0.16)          (0.16)       $13.92
   September 30, 2002 (inception) to
     September 30, 2003                           -              -               -        $12.00
 CLASS C
   Period Ended March 31, 2006 (unaudited)        -              -               -        $17.59
   Year Ended September 30, 2005                  -          (0.50)          (0.50)       $15.63
   Year Ended September 30, 2004                  -          (0.16)          (0.16)       $13.73
   October 17, 2002 (inception) to
     September 30, 2003                           -              -               -        $11.92
 CLASS Z
   Period Ended March 31, 2006 (unaudited)        -              -               -        $18.15
   Year Ended September 30, 2005                  -          (0.50)          (0.50)       $16.05
   May 6, 2004 (inception) to September
     30, 2004                                     -              -               -        $13.94

(x) Calculated using the average share method.
 *  The total return calculation is for the period indicated.
(a) Annualized for periods less than a year.
(b) Portfolio turnover is calculated at the Fund level.
(c) The limitation on expenses for Class Z shares occurred when the Advisor reimbursed the Fund for excise and income taxes incurred during the period (Note 5). These expenses were extraordinary expenses not subject to the contractual expense limitation discussed in Note 2.
(d) The Fund's operating expenses, not including dividends on short positions, are contractually limited to 2.30% for Class C, 1.55% for Class I, and 1.30% for Class Z. The ratios in these financial highlights reflect the limitation, including the dividends on short positions.
 + The Fund has changed its originally stated inception date of October 1, 2002 to September 30, 2002.

The accompanying notes are an integral part of the financial statements.


 78   Financial Highlights

                                                  RATIO OF EXPENSES TO      RATIO OF NET INVESTMENT INCOME
                                                  AVERAGE NET ASSETS(A)        TO AVERAGE NET ASSETS(A)
                                                -------------------------   -------------------------------
                                AVERAGE NET       BEFORE         AFTER          BEFORE           AFTER
               NET ASSETS,       ASSETS FOR       EXPENSE       EXPENSE        EXPENSE          EXPENSE       PORTFOLIO
     TOTAL    END OF PERIOD      THE PERIOD     LIMITATION/   LIMITATION/    LIMITATION/      LIMITATION/     TURNOVER
    RETURN*   (IN THOUSANDS)   (IN THOUSANDS)   RECOUPMENT    RECOUPMENT      RECOUPMENT       RECOUPMENT      RATE(B)
    -------   --------------   --------------   -----------   -----------   --------------   --------------   ---------

      7.49%      $137,397          127,337          1.23%        1.23%            1.59%            1.59%        73.48%
     12.71%      $129,681          131,412          1.27%        1.27%            1.79%            1.79%       143.82%
     19.69%      $117,552           88,318          1.35%        1.37%            2.25%            2.23%        51.84%

     24.72%      $ 42,474           25,288          1.72%        1.45%            2.23%            2.30%        35.17%

      6.97%      $  4,241            4,010          2.31%        2.20%            0.51%            0.62%        73.48%
     11.71%      $  3,861            3,026          2.53%        2.20%            0.53%            0.86%       143.82%
     18.56%      $  1,885            1,053          3.47%        2.20%            0.12%            1.40%        51.84%

     16.63%      $    581              348          2.48%        2.20%            1.10%            1.38%        35.17%

      7.43%      $     23               23          8.56%        1.20%           (5.75)%           1.61%        73.48%
     12.89%      $     23               20          9.37%        1.20%           (6.31)%           1.86%       143.82%

      8.12%      $     14               12          1.11%        0.97%(c)         2.62%            2.76%        51.84%

     12.95%      $ 97,547           66,347          1.32%        1.55%           (0.37)%          (0.60)%       41.86%
     18.69%      $ 53,158           47,211          1.58%        1.58%           (0.53)%          (0.53)%      112.06%
     17.42%      $ 24,480           14,374          2.15%        1.74%           (1.03)%          (0.62)%      148.32%

     20.00%      $  9,726            6,997          3.09%        1.55%           (2.20)%          (0.66)%      162.25%

     12.54%      $ 17,969           15,322          2.20%        2.30%           (1.27)%          (1.37)%       41.86%
     17.68%      $ 13,925            8,860          2.37%        2.32%           (1.35)%          (1.31)%      112.06%
     16.61%      $  3,716            1,417          3.70%        2.49%           (2.57)%          (1.35)%      148.32%

     12.35%      $    269              186          3.84%        2.30%           (2.99)%          (1.45)%      162.25%

     13.08%      $  3,311              332          1.70%        1.30%           (0.82)%          (0.42)%       41.86%
     18.96%      $    140               89          3.07%        1.33%           (2.07)%          (0.33)%      112.06%

     (0.36)%     $     32               29          1.98%        1.76%           (0.50)%          (0.28)%      148.32%


                                                      Financial Highlights    79

Notes to Financial Statements (unaudited)

March 31, 2006

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The ICON Bond Fund ("Bond Fund"), ICON Core Equity Fund ("Core Equity Fund") ICON Covered Call Fund ("Covered Call Fund"), ICON Equity Income Fund ("Equity Income Fund"), and ICON Long/Short Fund ("Long/Short Fund") are series funds (individually a "Fund" and collectively, the "Funds"). The Funds are part of the ICON Funds (the "Trust"), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end investment management company. The ICON Core Equity Fund commenced operations on October 12, 2000; the other Funds commenced operations on September 30, 2002. Each Fund offers three classes of shares, Class I, Class C and Class Z. All classes have equal rights as to earnings, assets and voting privileges except that each Class may bear different distribution fees, registration costs and shareholder servicing costs and each Class has exclusive voting rights with respect to its distribution plan. There are currently 12 other active funds within the Trust. Those funds are covered by separate prospectuses and shareholder reports.

Each Fund is authorized to issue an unlimited number of no par shares. The investment objective of the Bond Fund is maximum total return. The investment objective of the Core Equity Fund is long-term capital appreciation with a secondary objective of capital preservation. The investment objective of the Covered Call Fund is modest capital appreciation and to maximize realized gains from writing covered call options. The investment objective of the Equity Income Fund is modest capital appreciation and income. The investment objective of the Long/Short Fund is capital appreciation.

The Funds may have elements of risk, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment. Investing in fixed income securities such as bonds involves interest rate risk. When interest rates rise, the value of fixed income securities generally decreases. Additionally, the Bond Fund may invest in medium- and lower-quality debt securities. High-yield bonds involve a greater risk of default and price volatility than U.S. government and other high-quality bonds. The Covered Call Fund invests in call options; call options involve certain risks, such as limited gains and lack of liquidity of the underlying securities, and are not suitable for all investors. The Long/Short Fund invests short in securities; there are risks associated with selling short, including the risk that the Long/Short Fund may have to cover its short position at a higher price than the short sale, resulting in a loss. The Fund's loss on a short sale is potentially unlimited as a loss occurs when the value of a security sold short increases. There are also risks associated with small and mid-cap investing, including limited product lines, less liquidity and small market share. Investments in foreign securities and currency transactions may involve certain considerations and risks not typically

 80   Notes to Financial Statements
associated with those of U.S. dollar-denominated transactions as a result of, among other factors, the possibility of lower government supervision and regulation of foreign securities markets and the possibility of political or economic instability.

In addition, in the normal course of business, the Funds may enter into various agreements that provide for general indemnifications. Each Fund's maximum exposure under these arrangements is unknown as any potential exposure involves future claims that may be made against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

INVESTMENT VALUATION

The Funds' securities and other assets are valued as of the closing price at the close of regular trading on the New York Stock Exchange (the "NYSE") (normally 4 p.m. Eastern time) each day the NYSE is open, except that securities traded primarily on the NASDAQ Stock Market ("NASDAQ") are normally valued by a Fund at the NASDAQ Official Closing Price provided by NASDAQ each business day. The Funds use pricing services to report the market value of securities in their portfolios; if a pricing service is not able to provide a price, or the pricing service quote of valuation is inaccurate or does not reflect the market value of the security, prices may be obtained through market quotations from independent broker/dealers. If market quotations from these sources are not readily available, the Funds' securities or other assets are valued at fair value as determined in good faith by the Funds' Board of Trustees ("Board") or pursuant to procedures approved by the Board. The valuation assigned to fair-valued securities for purposes of calculating a Fund's net asset value ("NAV") may differ from the security's most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

Lacking any sales that day, the security is valued at the current closing bid price (or yield equivalent thereof) or based on quotes obtained from dealers making a market for the security. Options are valued at their closing mid-price on the principal market where the option is traded. Mid-price is the average of the closing bid and closing ask prices. Debt securities with a remaining maturity of greater than sixty days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing

                                             Notes to Financial Statements    81
service is a matrix system which considers such factors as security prices, yields, maturities and ratings. Short-term securities with remaining maturities of sixty days or less are generally valued at amortized cost or original cost plus accrued interest, which approximates market value. Currency rates as of the close of the New York Stock Exchange are used to convert foreign security values into U.S. dollars.

Foreign securities traded in countries outside of the Western Hemisphere are fair valued daily by utilizing the quotations of an independent pricing service, unless the Funds' adviser determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indexes, securities and exchange rates in other markets in determining fair value as of the time a Fund calculates its net asset value.

REPURCHASE AGREEMENTS

Repurchase agreements, if held by the Funds, are fully collateralized by U.S. Government securities and such collateral is in the possession of the Funds' custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to purchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. No repurchase agreements were purchased or sold by the Funds during the period ended March 31, 2006.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange daily. Income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Net unrealized appreciation or depreciation on investments and foreign currency translations arise from changes in the value of assets and liabilities, resulting from changes in the exchange rates and changes in market prices of securities held.


 82   Notes to Financial Statements

FORWARD FOREIGN CURRENCY CONTRACTS

The Funds may enter into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time with an agreed upon rate.

These contracts are marked-to-market daily and the related appreciation or depreciation of the contract is presented in the Statements of Assets and Liabilities. Net realized gains and losses on foreign currency transactions represent disposition of foreign currencies, and the difference between the amount recorded at the time of the transaction and the U.S. dollar amount actually received. Any realized gain or loss incurred by the Funds due to foreign currency translation is included in the Statements of Operations. The Funds did not enter into any forward foreign currency contracts during the period ended March 31, 2006.

FUTURES CONTRACTS

The Funds may invest in financial futures contracts for the purpose of hedging their existing securities or securities it intends to purchase against fluctuations in fair value caused by changes in prevailing markets. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as "variation margin," are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. The Fund recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying hedged assets. The Funds held no financial futures contracts during the period ended March 31, 2006.

OPTIONS TRANSACTIONS

The Covered Call Fund writes (sells) call options as part of its normal investment activities. Each Fund may write (sell) put and call options only if it owns an offsetting position in the underlying security.

When a Fund writes a put or call option, an amount equal to the premium received is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. Such liability is subject to off balance sheet risks to the extent of any future increases in market value of the written options. If an

                                             Notes to Financial Statements    83
option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is assigned, the cost of the security acquired is decreased by the premium originally received. As a writer of an option, a Fund has no control over whether the underlying securities are subsequently sold
(call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

Each Fund may also purchase put and call options. When a Fund purchases a put or call option, an amount equal to the premium paid is included in the Fund's Statement of Assets and Liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

SHORT SALES

The Long/Short Fund may engage in short sales (selling securities it does not own) as part of its normal investment activities. These short sales are collateralized by cash equivalents or securities held with the Fund's prime broker and segregated account at the Fund's custodian. The collateral required is determined daily by reference to the market value of the short positions. Such collateral for the Fund is held by one broker. Dividend expense on short sales is treated as an expense on the Statement of Operations. Liabilities for securities sold short are reported at market value in the Statement of Assets and Liabilities. Such liabilities are subject to off-balance sheet risk to the extent of any future increases in market value of the securities sold short. The ultimate liability for securities sold short could exceed the liabilities recorded in the Statement of Assets and Liabilities. Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the Fund's prime broker.

INCOME TAXES

The Funds intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code and, accordingly, the Funds will generally not be subject to federal and state income taxes, or federal excise taxes to the extent that they intend to make sufficient distributions of net investment income and net realized capital gains.

 84   Notes to Financial Statements

Dividends paid by the Funds from net investment income and distributions of net realized short-term gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Dividends and distributions to shareholders are recorded by the Funds on the ex-dividend/distribution date. As of March 1, 2006, the Bond Fund distributes net investment income, if any, to shareholders daily. Prior to that date, the Bond Fund distributed net investment income, if any, to shareholders monthly. The Core Equity Fund, Covered Call Fund and Long/Short Fund distribute income, if any, annually. The Equity Income Fund distributes net investment income, if any, to shareholders quarterly. The Funds distribute net realized capital gains, if any, to shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

INVESTMENT INCOME

Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

INVESTMENT TRANSACTIONS

Security transactions are accounted for no later than one business day after trade date. However, for financial reporting purposes security transactions are accounted for on trade date. Gains and losses on securities sold are determined on the basis of identified cost.

ALLOCATION OF INCOME AND EXPENSES

Each class of a Fund's shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, based upon relative net assets of each class. Expenses which cannot be directly attributed to a specific fund in the Trust are apportioned between all funds in the Trust based upon relative net assets. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets.


                                             Notes to Financial Statements    85

2. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEES

ICON Advisers, Inc. ("ICON") serves as investment adviser to the Funds and is responsible for managing the Funds' portfolios of securities. ICON receives a monthly management fee that is computed daily at an annual rate of 0.60% of average daily nets assets of the Bond Fund, 0.75% of average daily net assets of the Core Equity, Covered Call and Equity Income Funds, and 0.85% of average daily net assets of the Long/Short Fund. ICON has contractually agreed to limit its investment advisory fee and/or reimburse certain of the Funds' operating expenses (exclusive of brokerage, interest, taxes, and extraordinary expenses) to the extent necessary to ensure that the Funds' operating expenses do not exceed 1.60% for Class C, 1.00% for Class I and 0.75% for Class Z shares of the Bond Fund effective January 29, 2005. Prior to that date, ICON had contractually agreed to limit the expenses of the Bond Fund to 1.90% for Class C, 1.30% for Class I and 1.05% for Class Z shares. ICON has also contractually agreed to limit its investment advisory fee and/or reimburse certain operating expenses (exclusive of brokerage, interest, taxes, and extraordinary expenses) to the extent necessary to ensure that operating expenses do not exceed 2.20% for Class C, 1.45% for Class I and 1.20% for Class Z shares of the Covered Call and Equity Income Funds, and 2.30% for Class C, 1.55% for Class I and 1.30% for Class Z shares of the Long/Short Fund. The Funds' expense limitation will continue in effect until at least January 31, 2016.

To the extent ICON reimburses or absorbs fees and expenses, it may seek payment of such amounts for up to three years after the expenses were reimbursed or absorbed. A Fund will make no such payment, however, if the total Fund operating expenses exceed the expense limits in effect at the time the expenses were reimbursed or at the time these payments are proposed.

As of March 31, 2006 the following amounts are still available for recoupment by ICON based upon their potential expiration dates:

                                                         2007      2008      2009
-----------------------------------------------------------------------------------
ICON Bond Fund                                          $ 9,844   $76,145   $51,437
ICON Covered Call Fund                                   58,657    67,070     6,459
ICON Equity Income Fund                                       -    11,894     3,084
ICON Long/Short Fund                                     77,195         -         -


 86   Notes to Financial Statements

TRANSFER AGENT, CUSTODY AND ACCOUNTING FEES

BISYS Fund Services Ohio, Inc. ("BISYS") is the Fund Accounting Agent for the Funds. For its services, the Trust pays BISYS 0.03% on the first $1.75 billion of net assets, 0.0175% on net assets over $1.75 billion and up to $5 billion, and 0.01% on net assets in excess of $5 billion.

Brown Brothers Harriman ("BBH") is the custodian of the Trust's investments. For domestic custody services, the Trust pays BBH 0.0065% on the first $50 million of average net assets and 0.0050% on domestic assets above $50 million, plus certain transaction charges. For foreign custody services, the Trust pays BBH 0.03% on foreign assets plus certain transaction charges.

Boston Financial Data Services, Inc. is the Trust's transfer agent. For these services, the Trust pays an account fee of $13.25 per open account, $7.00 per networked account, $1.80 per closed account, plus certain other transaction and cusip charges.

ADMINISTRATIVE SERVICES

The Trust has entered into an administrative services agreement with ICON pursuant to which ICON oversees the administration of the Trust's business and affairs. As of January 31, 2006, this agreement provides for an annual fee of 0.05% on the Funds' first $1.5 billion of average daily net assets, 0.045% on the next $1.5 billion of average daily net assets, 0.040% on the next $2 billion of average daily net assets and 0.030% on average daily net assets over $5 billion. Prior to that date, this agreement provided for an annual fee to ICON of 0.05% on the Funds' first $1.5 billion of average daily net assets and 0.045% on average daily net assets in excess of $1.5 billion. The administrative services agreement provides that ICON will not be liable for any error of judgment, mistake of law, or any loss suffered by the Trust in connection with matters to which the administrative services agreement relates, except for a loss resulting from willful misfeasance, bad faith or negligence by ICON in the performance of its duties.

ICON has entered into a sub-administration agreement with BISYS pursuant to which BISYS assists ICON with the administration and business affairs of the Trust. For its services, ICON pays BISYS at an annual rate of 0.025% on the first $1.75 billion of Trust assets and 0.015% on assets above $1.75 billion.

DISTRIBUTION FEES

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act ("12b-1 Plan") under which the Funds are authorized to compensate the Funds' distributor, ICON Distributors, Inc. ("IDI") (an affiliate of the adviser) for the sale and distribution of shares. Under the 12b-1 Plan, Bond Fund Class C shareholders pay an annual 12b-1 and service fee of 0.85% of average

                                             Notes to Financial Statements    87
daily net assets and Class I shareholders pay an annual 12b-1 fee of 0.25% of average daily net assets. The shareholders of the other Funds pay an annual 12b-1 and service fee of 1.00% of average daily net assets for Class C shares and an annual 12b-1 and service fee of 0.25% of average daily net assets for Class I shares. The total amount paid under the 12b-1 plans by the Funds is shown in the Statement of Operations.

RELATED PARTIES

Certain Officers and Directors of ICON are also Officers and Trustees of the Funds; however, such Officers and Trustees (with the exception of the Chief Compliance Officer, "CCO") receive no compensation from the Funds. The CCO's salary is paid 90% by the Funds and 10% by the Adviser. For the period ended March 31, 2006, the total related amounts paid by the Trust under this arrangement are included in Other Expenses on the Statements of Operations.

Some of the 12b-1 amounts received by IDI, discussed in the Distribution Fees, have been used to offset various shareholder servicing costs incurred by the Advisor. For the period ended March 31, 2006 this amount was $73,221.

3. LINE OF CREDIT

The Funds entered into Lines of Credit agreements with BBH; the maximum borrowing is limited to 25% of eligible securities held by the portfolio subject to a maximum borrowing limit by the Trust of $115 million. Interest is charged at LIBOR plus 2.00% which was 6.83% at March 31, 2006.

                                                           AVERAGE BORROWING
                                                           (10/1/05-3/31/06)
----------------------------------------------------------------------------
ICON Bond Fund**                                               $647,137
ICON Core Equity Fund                                           229,706
ICON Covered Call Fund**                                        423,803
ICON Equity Income Fund                                         332,622
ICON Long/Short Fund                                            214,426

** Fund had outstanding borrowings as of March 31, 2006.


 88   Notes to Financial Statements

4. OPTIONS CONTRACTS WRITTEN

The number of option contracts written and the premiums received by the ICON Covered Call Fund during the period ended March 31, 2006, were as follows:

                                                             NUMBER OF     PREMIUMS
                                                             CONTRACTS     RECEIVED
-------------------------------------------------------------------------------------
Options outstanding, beginning of period                       13,261     $ 2,471,399
Options written during period                                  39,371      12,178,943
Options expired during period                                    (315)        (62,599)
Options closed during period                                  (37,119)     (9,946,126)
Options exercised during period                                     -               -
                                                              -------     -----------
Options outstanding, end of period                             15,198     $ 4,641,617
                                                              =======     ===========

5. FEDERAL INCOME TAX

Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles that are generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferrals of wash losses, foreign currency transactions, net investment losses, and capital loss carryforwards.

Accumulated capital losses noted below represent net capital loss carryforwards as of September 30, 2005 that may be available to offset future realized capital gains and thereby reduce future taxable income distributions.

FUND                                                      AMOUNTS    EXPIRES
----------------------------------------------------------------------------
ICON Covered Call Fund                                    $621,989     2013
ICON Long/Short Fund                                       387,875     2013

During the year ended September 30, 2005, the following capital loss carryforwards were used:

ICON Core Equity Fund                                    $8,138,524

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds' next taxable year. For the year ended September 30, 2005, the fund deferred to October 1, 2005 post October capital losses:

                                                               CAPITAL
FUND                                                            LOSSES
-----------------------------------------------------------------------
ICON Bond Fund                                                 $ 31,259
ICON Covered Call Fund                                           18,744
ICON Long/Short Fund                                            898,217


                                             Notes to Financial Statements    89

The aggregate gross unrealized appreciation and depreciation of securities held by the Funds and the total cost of securities for federal tax purposes as of March 31, 2006 were as follows:

                                          UNREALIZED      UNREALIZED     NET APPRECIATION
                              COST       APPRECIATION   (DEPRECIATION)    (DEPRECIATION)
-----------------------------------------------------------------------------------------
ICON Bond Fund            $ 84,826,610   $    91,795     $(1,212,984)      $(1,121,189)
ICON Core Equity Fund      177,139,150    37,498,517      (2,625,413)       34,873,104
ICON Covered Call Fund      56,289,189    10,595,046      (2,293,701)        8,301,345
ICON Equity Income Fund    122,641,739    20,136,505      (1,530,647)       18,605,858
ICON Long/Short Fund       103,514,052    18,155,481      (1,027,601)       17,127,880

6. SEGREGATED ACCOUNT AND SHORT SALE COLLATERAL

As of March 31, 2006 the ICON Long/Short Fund had securities or cash deposits with the counterparty to the short sales in the amount of $1,315,205 as collateral for the short sales.

7. SUBSEQUENT EVENT

Effective June 1, 2006, class C shares will impose a 1% contingent deferred sales charge ("CDSC") on shares redeemed within one-year of purchase. Shares purchased prior to June 1, 2006 will not be subject to the CDSC.


 90   Notes to Financial Statements

                                                   Other Information (unaudited)

PORTFOLIO HOLDINGS

A list of each ICON Fund's Top 10 holdings is available at www.iconadvisers.com on or about 15 days following each month-end. Each ICON Fund also files a complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The ICON Funds' Forms N-Q are available at www.sec.gov or may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING

A description of the policies and procedures the ICON Funds use to vote proxies is available at www.iconadvisers.com; without charge upon request by calling 1-800-764-0442; or on the SEC's website at www.sec.gov.

Information about how the ICON Funds voted proxies related to each Fund's portfolio securities during the 12-month period ended June 30 is available at www.iconadvisers.com or on the SEC's website at www.sec.gov.

FOR MORE INFORMATION

This report is for the general information of the Funds' shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. You may obtain a copy of the prospectus, which contains information about the investment objectives, risks, charges, expenses, and share classes of each ICON Fund, by visiting www.iconadvisers.com or by calling 1-800-764-0442. Please read the prospectus carefully before investing.

ICON Distributors, Inc., Distributor.


                                                         Other Information    91

                       THIS PAGE INTENTIONALLY LEFT BLANK

(ICON FUNDS LOGO)

For more information about the ICON Funds, contact us:

By Telephone                                1-800-764-0442

By Mail                                     ICON Funds
                                            P.O. Box 55452
                                            Boston, MA 02205-8165

In Person                                   ICON Funds
                                            5299 DTC Boulevard, 12(th) Floor
                                            Greenwood Village, CO 80111

On the Internet                             www.iconadvisers.com

By E-Mail                                   info@iconadvisers.com

(ICON FUNDS LOGO)

1-800-764-0442
www.iconadvisers.com

                                                           I-149-DIV

                                                                  March 31, 2006
                                                                     (unaudited)

                                                               Investment Update
                                                        ICON INTERNATIONAL FUNDS

                                                   ICON ASIA-PACIFIC REGION FUND
                                                                ICON EUROPE FUND
                                                  ICON INTERNATIONAL EQUITY FUND

      Semiannual Report

                                                               (ICON FUNDS LOGO)

                                                               Table of Contents

ABOUT THIS REPORT                                                 2

MESSAGE FROM ICON FUNDS                                           4

MANAGEMENT OVERVIEWS AND SCHEDULES OF INVESTMENTS
  ICON Asia-Pacific Region Fund                                   7
  ICON Europe Fund                                               16
  ICON International Equity Fund                                 25

SIX MONTH HYPOTHETICAL EXPENSE EXAMPLE                           34

FINANCIAL STATEMENTS                                             36

FINANCIAL HIGHLIGHTS                                             42

NOTES TO FINANCIAL STATEMENTS                                    44

OTHER INFORMATION                                                53

[RECYCLE LOGO]

About This Report

HISTORICAL RETURNS

All total returns mentioned in this report account for the change in a Fund's per-share price and the reinvestment of any dividends, capital gain distributions, and tax return of capital. If your account is set up to receive Fund distributions in cash rather than to reinvest them, your actual return may differ from these figures. The Funds' performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Adviser reimbursed certain fees for the International Equity Fund. If not for these reimbursements, performance would have been lower.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. Please call 1-800-764-0442 or visit www.iconadvisers.com for performance results current to the most recent month-end.

PORTFOLIO DATA

This report reflects ICON's views, opinions and portfolio holdings as of March 31, 2006, the end of the reporting period. The information is not a complete analysis of every aspect of any sector, industry, security or the Funds.

Opinions and forecasts regarding industries, companies and/or themes, and portfolio composition and holdings, are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security. Each Fund's holdings as of March 31, 2006 are included in each Fund's Schedule of Investments.

Certain companies' stock performance during the period is mentioned throughout the Management Overviews. While ICON's quantitative investment methodology primarily considers company-specific factors beyond financial data, various company factors may impact a stock's performance, and therefore, Fund performance.

There are risks associated with mutual fund investing, including the loss of principal. There is no assurance that the investment process will consistently lead to successful results. Investments in foreign securities may entail unique risks, including political, market and currency risks. An investment in a region fund may involve greater risk and volatility than a diversified fund. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment. There are also risks associated with small- and mid-cap investing, including limited product lines, less liquidity and small market share.

ICON'S INVESTMENT APPROACH

The Funds employ an all-cap investment strategy, identifying securities we believe are underpriced regardless of their location on the conventional style grid. Our system is not limited by restrictions on market capitalization or

 2   About This Report
investment style, and searches for potential industry leadership wherever and whenever it may emerge.

The Funds do not utilize static valuation metrics such as price-to-earnings (P/E) as we believe these measures do not adequately represent intrinsic value, which can vary over time. Instead, we calculate proprietary value-to-price (V/P) ratios that considers the effects of historical and projected earnings, projected growth, risk and interest rates (opportunity cost). By combined our determination of value with relative strength (RS), we aim to compute leading industry themes that are poised, in our view, to outperform the sector benchmark.

For all corporate earnings and other financial information we rely on the integrity of the publicaly available financial information provided to the United States Securities and Exchange Commission.

COMPARATIVE INDEXES

The comparative indexes discussed in this report are meant to provide a basis for judging a Fund's performance against specific securities indexes. Each index shown accounts for both change in the security price and reinvestment of dividends and distributions (except as noted), but does not reflect the costs of managing a mutual fund. The total return figures for the Morgan Stanley Capital International (MSCI) indexes assume change in security prices and the deduction of local taxes. The Funds' portfolios may significantly differ in holdings and composition from the indexes. Individuals cannot invest directly in an index.

- The unmanaged MSCI Europe Index comprises approximately 600 stocks traded in developed markets from 15 European countries. The capitalization-weighted index attempts to capture at least 60% of investable capitalization in those markets subject to constraints governed by industry representation, maximum liquidity, maximum float, and minimum cross-ownership.

- The unmanaged MSCI All Country Pacific Index comprises stocks traded in the developed and emerging markets of the Pacific Basin (Australia, China, Hong Kong, Indonesia, Japan, Korea, Malaysia, New Zealand, Philippines, Singapore, Taiwan and Thailand). The capitalization-weighted index attempts to capture at least 60% of investable capitalization in those markets subject to constraints governed by industry representation, maximum liquidity, maximum float, and minimum cross-ownership.

- The MSCI All Country World Index ex-United States (ACWI ex-U.S.) is a leading unmanaged benchmark of international stock performance. The capitalization-weighted index is representative of the performance of securities of companies located in developed and emerging markets outside of the United States.

- The unmanaged Bloomberg European 500 Index measures the weighted average performance in U.S. dollars of the 500 most highly capitalized European companies.

Index returns and statistical data included in this report are provided by Bloomberg and FactSet Research Systems.

                                                          About This Report    3

Message from ICON Funds


--------------------------------------------------------------------------------
Conflicting forces convinced many investors that the global equity markets were in the throes of a sideways trading range.
--------------------------------------------------------------------------------

Dear ICON Shareholder:

Thank you for your continued investment in the ICON International Funds and welcome to those of you receiving this report for the first time. We are pleased to report that for the one-year period ending December 31, 2005, both the ICON Asia-Pacific Region Fund and the ICON International Equity Fund received a 2005 Lipper Performance Achievement Certificate as the best-performing fund in their respective categories.

ICON employs a value-based, bottom-up investment system in tactical pursuit of industries we believe are poised to outperform the broader market. We are quantitative, unemotional and objective, and find strength in numbers.

Whether you invest in our International Funds, such as the ICON Asia-Pacific Region Fund, our Sector Funds, such as the ICON Energy Fund, or our U.S. Diversified Funds, such as the ICON Core Equity Fund, each is powered by ICON's unique systematic discipline.

A CLASSIC STOCK MARKET BATTLE

"Strength in numbers" is an apt phrase to describe the fiscal six-month period, as conflicting forces convinced many investors that global equity markets were in the throes of a sideways trading range. The fact is, international stocks rallied significantly amid a mid-October dip and brief but volatile pullback in Asian markets later in the period. With many foreign issues trading at deeper discounts than their U.S. counterparts, and in some instances involving equal or less risk, investors once again realized the benefits of diversification through overseas investing. Despite posting strong gains against a backdrop of widespread guessing and reacting, the move up was stealth-like, so quiet that the word "rally" was conspicuous by its absence.

Much of the guessing was focused on the likelihood of continued monetary tightening, though most of Asia, Japan being the primary example, was raising rates from near-zero levels, setting this area apart from the rest of the world. Europe also lifted rates from historically low levels, with nascent tightening yet to significantly impact value in the region. At the same time, investors reacted to movements in energy prices, even though we had not seen appreciable increases in inflation or long-term interest rates.

What we did see was a classic stock market battle that periodically pits prosperity and healthy corporate earnings against higher interest rates. Over the past few years, many market observers feared that events such as terrorism, war, hurricanes and rising oil prices would stall the global economy. However, as investors realized that economic prosperity and higher earnings defied these event-related concerns, stocks prices have trended higher.


 4   Message from ICON Funds

    We find strength in numbers, reflecting the fact that we are quantitative, unemotional and objective.

                                                       (CRAIG T. CALLAHAN PHOTO)

                                                       Craig T. Callahan

                                                       President

RACING TO CATCH UP WITH VALUE

--------------------------------------------------------------------------------
We believe recent uptrends in long-term interest rates have acted as a drag on global markets, inhibiting the normal growth of equity valuations.
--------------------------------------------------------------------------------

While stock prices have continued to move higher, we believe recent uptrends in long-term interest rates have acted as a drag on global markets, inhibiting the growth of equity valuations to a certain extent. Although the rise in local bond yields has been modest compared to increases in short-term lending rates, intrinsic value has declined according to our system.

Although further monetary tightening remains a distinct possibility, our system is designed in such a way that we do not have to predict the future. We simply have to recognize underpricing and overpricing when either condition occurs. While interest rate factors have cut into equity valuations, we believe these effects have been offset by rising earnings. Should conditions change, and value no longer supports higher equity prices, stocks could be viewed as overpriced and call for a more cautious stance on our part.

To date, this has not come to pass, and we continue to view stock prices, in general, to be below our estimate of intrinsic value. As long as this is the case, we will continue to ride out the volatility, enabling investors to participate in what are typically unpredictable market advances, where price races to catch up with value.

BULLISH POSTURE PROVED CORRECT
It is our contention that investors have been continually fooled on the upside by the prosperity of cyclical companies. We have seen these industry and sector themes remain in place for the past three years, and this most recent reporting period was no exception. Industries in economically sensitive areas such as Materials and Industrials led the way, while industries in the more defensive-oriented Utilities and Healthcare sectors lagged their cyclical peers.

Given the consistently strong relative performance of the ICON International Funds, this comes as no surprise to us. Based on valuation, our bullish, fully


                                                    Message from ICON Funds    5
invested posture proved to be absolutely correct, and we are pleased to have shared this success with you.

--------------------------------------------------------------------------------
Based on valuation, our bullish, fully invested posture proved to be absolutely correct.
--------------------------------------------------------------------------------


Still, it is important to remember that value is never stagnant. Value moves as earnings grow, and so far robust earnings growth has won the battle versus rising interest rates. Whether this continues to be the case is not something we choose to predict. We remain highly confident, however, in the ability of our system to identify theme changes when and if they occur.

In closing, we are most grateful for the privilege of guiding you through these challenging markets. For current market updates, as well as up-to-date Fund performance and account information, we invite you to visit our website at www.iconadvisers.com.

Yours truly,

/s/ Craig T. Callahan
Craig T. Callahan, DBA

Chairman of the Board of Trustees and President of the Adviser

Consider the investment objectives, risks, charges, expenses, and share classes of each ICON Fund carefully before investing. The prospectus contains this and other information about the Funds and is available by visiting www.iconadvisers.com or calling 1-800-764-0442. Please read the prospectus carefully before investing.

An investment in a non-diversified sector fund or region fund may involve greater risk and volatility than a more diversified fund. Investments in foreign securities may entail unique risks, including political, market, and currency risks. The ICON system relies on the integrity of financial statements released to the market as part of our analysis.

 6   Message from ICON Funds

                                                             Management Overview

                                                   ICON Asia-Pacific Region Fund


--------------------------------------------------------------------------------
PORTFOLIO PROFILE
March 31, 2006
Equities                                                                   99.4%
Top 10 Equity Holdings                                                     18.9%
Number of Stocks                                                             106
Short-Term Investments                                                      0.9%
Percentages are based upon net assets.

TOP 10 EQUITY HOLDINGS
March 31, 2006
Zinifex, Ltd.                                                               2.5%
High Tech Computer Corp.                                                    2.0%
Komatsu, Ltd.                                                               1.9%
Toyota Motor Corp.                                                          1.9%
Hopson Development Holdings, Ltd.                                           1.9%
The Japan Steel Works, Ltd.                                                 1.8%
Mitzuho Financial Group, Inc.                                               1.8%
Lasertec Corp.                                                              1.7%
Park24 Co., Ltd.                                                            1.7%
Hengan International Group Co., Ltd.                                        1.7%
Percentages are based upon net assets.
--------------------------------------------------------------------------------

Q. HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

A. The ICON Asia-Pacific Region Fund appreciated 20.03% for the six-month period ended March 31, 2006, outpacing its benchmark, the MSCI All Country Pacific Index, which returned 16.32% over the same period. Total returns for other periods as of March 31, 2006 appear on page 12.

Q. WHAT PRIMARY FACTORS WERE BEHIND THE FUND'S RELATIVE PERFORMANCE?

A. With shares generally trading at deeper discounts and thus closing a wider valuation gap, Asian markets on the whole outperformed those in the U.S. during the period, continuing an overall show of strength in the international arena that has been in place for some time now.

   While the Fund does not utilize market capitalization as a valuation measure, the portfolio's tilt toward mid- and small-cap stocks relative to the predominantly large-cap benchmark served to enhance performance, as stock selection within these smaller capitalization ranges experienced more sizeable returns versus many large-cap securities. Additionally, the Fund's focus on leading industry themes in the Materials and Industrials sectors boosted relative performance, while currency fluctuations produced a negligible effect on overall results.

Q. HOW DID THE PORTFOLIO'S COMPOSITION AFFECT FUND PERFORMANCE?

A. Fueling performance was the continued strong showing in cyclical sectors such Materials and Industrials. In particular, the globally-strong Materials area contributed most significantly to the Fund's relative outperformance of its benchmark, with an active overweight in groups such as diversified metals & mining, steel and gold leading the way. As far as Industrials, this sector showed a strong combination of industry value and strength, and the Fund's tilt toward industrial machinery proved highly favorable.

   In contrast, Information Technology was the Fund's poorest-performing sector during the period on a relative basis. Weakness in internet software services, due in part to the previously mentioned accounting scandal at Livedoor Co. Ltd. (which the Fund held), along with volatility in the semiconductor space, combined to dampen relative returns. Meanwhile, the Fund's active underweight in Telecommunication & Utilities, specifically the avoidance of wireless telecommunication services and integrated telecommunication services, was particularly beneficial to performance.

Q. WHAT IS YOUR INVESTMENT OUTLOOK FOR THE ASIA-PACIFIC REGION?

A. Even though valuations have tightened in recent years, our analysis continues to rank the Asia-Pacific region as the most undervalued on a global basis given its healthy upside potential. Following January's fear-based

                                                        Management Overview    7

ICON Asia-Pacific Region Fund

[SCOTT SNYDER PHOTO]
Scott Snyder
Portfolio Manager

   correction, the region appears to be back on track, with its fundamentals intact. While country selection is not a primary consideration of our investment process, as a secondary factor Japan remains the most attractive, while China and Hong Kong are also compelling.

   In light of historically low interest rates, nascent monetary tightening has yet to impact value in the region. Although this situation bears close watching, we continue to focus on industries showing attractive discounts and market leadership. Financials, Materials and Industrials have emerged, as domestic demand echoes regional expectations for recovery. Moreover, Materials and Industrials are mirroring infrastructure spending and resource demand already occurring in the region. Although demonstrating value, Telecommunication & Utilities, Consumer Staples and Healthcare are not yet signaling leadership, indicating an extension of the current cyclical theme.

    PERFORMANCE HIGHLIGHTS

- The Fund's valuation-based tilt toward mid- and small-cap stocks served to enhance relative performance.


- A focus on leading cyclical industry themes boosted relative performance, while currency fluctuations had a negligible effect.

- Fueling performance was the continued strong showing in Materials and Industrials, while Information Technology was the Fund's poorest-performing sector on a relative basis.


 8   Management Overview

                                                             COUNTRY COMPOSITION
                                                                  March 31, 2006

                                     Japan  57.3%
                                     China  10.5%
                                 Hong Kong  8.2%
                               South Korea  7.6%
                                    Taiwan  5.2%
                                 Australia  5.1%
                                 Indonesia  3.1%
                                 Singapore  2.0%
                               New Zealand  0.4%

Percentages are based upon net assets.

                                                              SECTOR COMPOSITION
                                                                  March 31, 2006

                                 Materials  20.8%
                               Industrials  19.5%
                                 Financial  19.2%
                    Information Technology  16.2%
                    Consumer Discretionary  11.3%
              Leisure and Consumer Staples  5.6%
                                    Energy  4.1%
                                Healthcare  1.4%
           Telecommunication and Utilities  1.3%

Percentages are based upon net assets.


                                                        Management Overview    9

ICON Asia-Pacific Region Fund

INDUSTRY COMPOSITION
March 31, 2006

                                   Diversified Banks  7.0%
                         Diversified Metals & Mining  6.1%
                Real Estate Management & Development  5.2%
                                Industrial Machinery  4.9%
                                               Steel  4.1%
                             Semiconductor Equipment  3.8%
                              Auto Parts & Equipment  3.6%
                                   Computer Hardware  3.5%
                      Investment Banking & Brokerage  3.5%
                    Trading Companies & Distributors  2.9%
                                      Semiconductors  2.7%
                                Consumer Electronics  2.4%
                                                Gold  2.4%
                                 Specialty Chemicals  2.3%
                                 Commodity Chemicals  2.1%
                               Diversified Chemicals  2.1%
                          Heavy Electrical Equipment  2.1%
                  Oil & Gas Exploration & Production  2.1%
                            Automobile Manufacturers  1.9%
        Construction & Farm Machinery & Heavy Trucks  1.9%
                  Electronic Equipment Manufacturers  1.8%
                                  Office Electronics  1.8%
      Diversified Commercial & Professional Services  1.7%
                             Life & Health Insurance  1.7%
                                   Personal Products  1.7%


 10   Management Overview

March 31, 2006
                                           Railroads  1.6%
                                 Commercial Printing  1.4%
                   Electrical Components & Equipment  1.4%
                                    Leisure Products  1.4%
                  Apparel Accessories & Luxury Goods  1.3%
                            Communications Equipment  1.3%
                   Electronic Manufacturing Services  1.3%
                                       Gas Utilities  1.3%
                          Construction & Engineering  1.2%
                                            Aluminum  1.1%
                                  Education Services  1.1%
                                Integrated Oil & Gas  1.1%
                                    Consumer Finance  0.9%
                      Oil & Gas Equipment & Services  0.9%
                               Photographic Products  0.9%
                       Property & Casualty Insurance  0.9%
                            Health Care Distributors  0.7%
                                         Soft Drinks  0.7%
                              Construction Materials  0.6%
                                      Apparel Retail  0.5%
                               Health Care Equipment  0.5%
                              Home Furnishing Retail  0.5%
                                             Tobacco  0.5%
                                Agriculture Products  0.4%
                             Air Freight & Logistics  0.4%
                                Health Care Supplies  0.2%
Percentages are based upon net assets.


                                                       Management Overview    11

ICON Asia-Pacific Region Fund

AVERAGE ANNUAL TOTAL RETURN
as of March 31, 2006

                                                                                  SINCE
                                                                                INCEPTION
                                          6 MONTH*      1 YEAR      5 YEARS      2/25/97
-------------------------------------------------------------------------------------------
ICON Asia-Pacific Region Fund              20.03%       46.77%       8.63%        3.46%
-------------------------------------------------------------------------------------------
MSCI All Country Pacific Index             16.32%       33.06%       11.50%       3.75%
-------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative indexes can be found on pages 2 and 3.

* Not annualized.

VALUE OF A $10,000 INVESTMENT
through March 31, 2006
(LINE GRAPH)

                                                              ICON ASIA - PACIFIC REGION FUND     MSCI ALL COUNTRY PACIFIC INDEX
                                                              -------------------------------     ------------------------------
2/25/97                                                                     9550                               9496
3/31/97                                                                    11320                              11163
                                                                            9940                               9656
                                                                            8270                               7530
                                                                            8310                               7839
3/31/98                                                                     7360                               7011
                                                                            6089                               6079
                                                                            7759                               7789
                                                                            8569                               8616
3/31/99                                                                     9809                               9715
                                                                           10870                              10541
                                                                           13170                              12277
                                                                           11620                              12234
3/31/00                                                                    10870                              11455
                                                                           10251                              10133
                                                                            9611                               8764
                                                                            9011                               8111
3/31/01                                                                     8711                               8183
                                                                            6811                               6673
                                                                            6766                               6946
                                                                            6625                               7264
3/31/02                                                                     6424                               7446
                                                                            5701                               6499
                                                                            6053                               6356
                                                                            5801                               5976
3/31/03                                                                     6584                               6819
                                                                            7648                               8066
                                                                            8695                               8921
                                                                            9067                              10020
3/31/04                                                                     8323                               9510
                                                                            8222                               9291
                                                                            9044                              10578
                                                                            9287                              10505
3/31/05                                                                     9519                              10439
                                                                           11356                              12017
                                                                           13509                              13059
3/31/06                                                                    13631                              13978

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund on its inception date of 2/25/97 to a $10,000 investment made in an unmanaged securities index on that date. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends, capital gain distributions and tax return of capital but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.


 12   Management Overview

                                                         Schedule of Investments

                                                   ICON Asia-Pacific Region Fund
                                                      March 31, 2006 (unaudited)

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
COMMON STOCKS (99.4%)
    13,300    Advantest Corp.    $  1,580,318
    46,000    Aisin Seiki Co.,
              Ltd.                  1,789,856
 1,622,000    Aluminum Corp. of
              China, Ltd.           1,704,582
 1,650,000    Angang New Steel
              Company, Ltd.         1,548,820
    26,000    Canon, Inc.           1,716,151
       117    Central Japan
              Railway Co.           1,154,217
    56,300    Cheil Industries,
              Inc.                  2,059,051
 2,978,000    China
              Construction
              Bank(a)               1,386,997
   859,000    China Life
              Insurance Co.,
              Ltd.(a)               1,089,103
 2,908,000    China Resources
              Land, Ltd.            2,169,732
    33,000    Chiyoda Corp.           769,366
 1,600,000    CNOOC, Ltd.           1,246,218
   174,000    Daido Steel Co.,
              Ltd.                  1,770,684
    39,000    Daifuku Co., Ltd.       641,240
   159,000    Daihen Corp.            821,885
    44,000    Daishin
              Securities Co.(a)       914,502
   102,000    Daiwa Securities
              Group, Inc.           1,368,939
    45,000    Denso Corp.           1,779,075
 1,206,000    Dongfang
              Electrical
              Machinery Co.,
              Ltd.                  2,452,817
       167    East Japan
              Railway Co.           1,237,098
    33,100    Elpida Memory,
              Inc.(a)               1,182,696
 1,076,000    Foxconn
              International
              Holdings, Ltd.(a)     2,014,560
   186,000    Fujikura, Ltd.        2,103,394
   135,000    Fujitsu, Ltd.         1,134,621
 1,090,000    Global Bio-chem
              Technology Group
              Co., Ltd.               571,601
 1,610,000    Hengan
              International
              Group Co., Ltd.       2,549,192

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
   114,000    High Tech
              Computer Corp.     $  3,109,224
    17,000    Hitachi Chemical
              Co., Ltd.               488,329
   125,291    Hon Hai Precision
              Industry Co.,
              Ltd.                    773,845
 1,334,000    Hopson
              Development
              Holdings, Ltd.        2,874,775
    32,400    Hoya Corp.            1,304,889
    63,000    Hyundai
              Securities Co.,
              Ltd.(a)                 865,093
    38,000    Hyundai Steel Co.     1,131,654
    93,400    Industrial Bank
              of Korea              1,726,071
        70    Inpex Corp.             593,365
    34,100    Iriso Electronics
              Co., Ltd.             1,368,337
   263,000    Ishikawajima-
              Harima Heavy
              Industries Co.,
              Ltd.                    834,190
    30,300    Ito En, Ltd.          1,061,500
   123,000    Itochu Corp.          1,058,543
       225    Japan Tobacco,
              Inc.                    791,931
   303,000    Johnson Health
              Tech. Co., Ltd.       1,516,428
    36,700    JSR Corp.             1,091,074
       675    K.K. DaVinci
              Advisors(a)             919,361
   323,000    Kagara Zinc,
              Ltd.(a)                 812,332
   314,000    Kawasaki Heavy
              Industries, Ltd.      1,102,740
   292,000    Kobe Steel, Ltd.      1,110,597
    68,000    Kokusai
              Securities
              Company, Ltd.         1,091,846
   155,000    Komatsu, Ltd.         2,956,751
    12,700    Kookmin Bank          1,088,883
   708,000    KS Energy
              Services, Ltd.        1,349,867
    84,250    Largan Precision
              Co., Ltd.             1,362,257
    74,600    Lasertec Corp.        2,609,002
    65,800    LG International
              Corp.                 1,618,131
   632,000    Li Ning Co., Ltd.       605,584
   206,600    Mainfreight, Ltd.       597,634


                                                   Schedule of Investments    13

ICON Asia-Pacific Region Fund
March 31, 2006 (unaudited)

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
   101,000    Matsushita
              Electric
              Industrial Co.,
              Ltd.               $  2,231,995
    29,900    Mitsubishi Corp.        681,859
   383,000    Mitsubishi
              Materials Corp.       2,051,243
   241,000    Mitsubishi Rayon
              Co., Ltd.             1,972,854
       112    Mitsubishi UFJ
              Financial Group,
              Inc.                  1,703,547
    75,000    Mitsui & Co.,
              Ltd.                  1,083,402
       340    Mizuho Financial
              Group, Inc.           2,781,452
    13,900    Nagaileben Co.,
              Ltd.                    366,891
    80,588    NGK Spark Plug
              Co., Ltd.             1,878,129
    94,000    Nissan Chemical
              Industries, Ltd.      1,594,664
    57,000    Nissha Printing
              Co., Ltd.             2,144,439
    15,200    Nitori Co., Ltd.        790,056
     8,000    Nitto Denko Corp.       678,603
    48,000    Nomura Holdings,
              Inc.                  1,063,521
     4,500    Orix Corp.            1,397,894
   814,000    Oxiana, Ltd.(a)       1,563,254
    76,000    Park24 Co., Ltd.      2,600,523
 1,592,000    PetroChina Co.,
              Ltd.                  1,669,182
 3,804,000    PICC Property and
              Casualty Co.,
              Ltd.                  1,382,103
   590,000    Ping An Insurance
              (Group) Company
              of China, Ltd.        1,519,212
   485,000    Ports Design,
              Ltd.                    711,625
 3,776,000    PT Aneka Tambang      1,812,661
 1,876,000    PT Perusahaan Gas
              Negara                2,070,442
   332,000    PT Semen Gresik         932,513
 1,188,000    Raffles Education
              Corp., Ltd.           1,692,353
    53,000    Ricoh Co. Ltd.        1,034,239
    14,300    Rio Tinto, Ltd.         806,536

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
    33,500    Samsung
              Engineering Co.,
              Ltd.               $  1,126,775
    73,000    Sanken Electric
              Co., Ltd.             1,244,597
 2,326,000    Shanghai Forte
              Land Co., Ltd.        1,210,633
    55,300    Shinko Electric
              Industries Co.,
              Ltd.                  1,670,236
   389,000    Showa Denko K.K       1,728,385
    30,900    Sony Corp.            1,423,758
   107,000    Sumitomo Heavy
              Industries, Ltd.      1,026,353
   176,000    Sumitomo Metal
              Industries, Ltd.        755,900
       191    Sumitomo Mitsui
              Financial Group,
              Inc.                  2,108,670
    19,000    Sysmex Corp.            831,448
    55,000    Teikoku Oil Co.,
              Ltd.                    663,958
   412,000    The Japan Steel
              Works, Ltd.           2,806,920
    75,000    Toho
              Pharmaceutical
              Co., Ltd.             1,106,552
    82,000    Tokuyama Corp.        1,390,285
    24,100    Tokyo Electron,
              Ltd.                  1,657,399
    63,000    Tokyu Land Corp.        563,628
   148,000    Toray Industries,
              Inc.                  1,209,493
   205,000    Toshiba Corp.         1,191,524
    53,200    Toyota Motor
              Corp.                 2,897,189
    57,800    TSM Tech Co.,
              Ltd.                  1,062,636
   870,000    Unimicron
              Technology Corp.      1,264,196
    24,495    Woodside
              Petroleum, Ltd.         796,364
 2,654,000    Zijin Mining
              Group Co., Ltd. -
              Class H               2,087,982
   565,803    Zinifex, Ltd.         3,870,975
                                 ------------
TOTAL COMMON STOCKS (COST
$131,255,961)                     152,481,996


 14   Schedule of Investments

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
SHORT-TERM INVESTMENTS (0.9%)
$1,319,114    Brown Brothers
              Harriman Time
              Deposit,
              4.07%, 04/03/06#   $  1,319,114
       993    Brown Brothers
              Harriman Time
              Deposit -
              Australian
              Dollar,
              4.45%, 04/03/06#            993
       508    Brown Brothers
              Harriman Time
              Deposit - Hong
              Kong Dollar,
              2.90%, 04/03/06#            508

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
$       77    Brown Brothers
              Harriman Time
              Deposit - New
              Zealand Dollar,
              6.25%, 04/03/06#   $         77
       226    Brown Brothers
              Harriman Time
              Deposit -
              Singapore Dollar,
              2.37%, 04/03/06#            226
                                 ------------
TOTAL SHORT-TERM INVESTMENTS
(COST $1,320,918)                   1,320,918
                                 ------------
TOTAL INVESTMENTS (COST
$132,576,879) 100.3%              153,802,914
LIABILITIES LESS OTHER ASSETS
(0.3)%                               (381,462)
                                 ------------
TOTAL NET ASSETS 100.0%          $153,421,452
                                 ============

The accompanying notes are an integral part of the financial statements.

(a) Non-income producing security.
# BBH Time Deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of March 31, 2006.

v All common stocks were fair valued (Note 1) as of March 31, 2006 unless noted with a v. Total value of common stocks fair valued was $152,481,996.


                                                   Schedule of Investments    15

Management Overview

ICON Europe Fund


--------------------------------------------------------------------------------
PORTFOLIO PROFILE
March 31, 2006
Equities                                                                   94.6%
Top 10 Equity Holdings                                                     18.2%
Number of Stocks                                                             120
Short-Term Investments                                                     12.3%
Percentages are based upon net assets.

TOP 10 EQUITY HOLDINGS
March 31, 2006
Vedanta Resources PLC                                                       2.4%
USG People N.V.                                                             2.3%
Vallourec S.A.                                                              2.3%
Brunel International N.V.                                                   2.0%
Kensington Group PLC                                                        1.7%
Osterrichische
Elekrizitaitswirts
AG - Class A                                                                1.6%
Salzgitter AG                                                               1.6%
Option N.V.                                                                 1.5%
Buzzi Unicem S.p.A.                                                         1.4%
Credit Suisse Group                                                         1.4%
Percentages are based upon net assets.
--------------------------------------------------------------------------------


Q. HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

A. The ICON Europe Fund appreciated 21.15% for the six-month period ended March 31, 2006, outpacing returns of 16.59% for the Bloomberg European 500 Index and 13.04% for the MSCI Europe Index, the Fund's benchmarks, over the same period. Total returns for other periods as of March 31, 2006 appear on page 21.

Q. WHAT PRIMARY FACTORS WERE BEHIND THE FUND'S RELATIVE PERFORMANCE?

A. Continuing an international show of strength that has been in place for several years, European bourses outperformed the broad U.S. market for the period. Furthermore, the region outpaced all others during the latter half, with European shares having traded at deeper discounts relative to the U.S. and thus closing a wider valuation gap.

   While the Fund does not utilize market capitalization as a valuation measure, our methodology led us to actively tilt the portfolio toward mid- to large-capitalization stocks, although this positioning was still relatively underweight versus the predominantly large-cap dominated benchmark. The Fund's relative performance benefited significantly from an overweighting in small- and mid-cap issues, along with effective stock and industry selection in the large-cap space. At the same time, currency exchange fluctuations had a negligible effect on overall returns.

Q. HOW DID THE PORTFOLIO'S COMPOSITION AFFECT FUND PERFORMANCE?

A. Relative to the benchmark, Fund performance was driven by continued strength in the actively overweighted Industrials sector, benefiting greatly from the human resource & employment services area - despite high regional unemployment - and the industrial machinery group. At the same time, the globally thematic Materials sector lifted returns, as active overweights in the diversified metals & mining and steel groups augmented performance.

   From an industry perspective, the Fund's underweighting in the benchmark-dominated integrated oil & gas group minimized the pullback seen in Energy, while the portfolio's overweighting in specialized finance, specifically exchange-related issues, was rewarded. Moreover, an underweight in the positively performing diversified banks industry hurt relative performance, as this area comprised the largest benchmark weighting. Other laggards included IT consulting & other services and health care equipment.

Q. WHAT IS YOUR INVESTMENT OUTLOOK FOR THE EUROPEAN MARKET?

A. European stocks have now virtually closed a longstanding valuation gap that has existed with their U.S. counterparts. While we still view the broad

 16   Management Overview

[SCOTT SNYDER PHOTO]
Scott Snyder
Portfolio Manager

   region as undervalued, valuations are as tight as we have witnessed in nearly two years. Meanwhile, monetary tightening has not significantly impacted value in the region, although that could change as we move forward.

   In light of this, our focus remains on industries demonstrating attractive discounts and market leadership. With the cyclical theme still in place, we see no compelling reason to change the Fund's tilt toward Materials and Industrials. While Financials remain strong, certain areas have become expensive, and will be monitored closely. As the period concluded, we were finding the deepest discounts in Energy and recently lagging areas such as Telecommunication & Utilities and Consumer Staples. Although it is not yet necessarily their time to lead, we will keep a close eye on these groups should a theme change begin to emerge.


    PERFORMANCE HIGHLIGHTS

- The Fund's relative performance benefited from an overweight in small- and mid-cap issues, and effective stock and industry selection in the large-cap space.

- Fund performance was driven by continued strength in the actively overweighted Industrials sector and globally thematic Materials group.


                                                       Management Overview    17

ICON Europe Fund

COUNTRY COMPOSITION
March 31, 2006

                            United Kingdom  20.0%
                                   Germany  16.8%
                               Netherlands  11.4%
                                    France  10.9%
                               Switzerland  8.7%
                                    Greece  5.3%
                                   Belgium  4.6%
                                     Italy  4.5%
                                   Austria  3.4%
                                   Denmark  1.9%
                                   Finland  1.8%
                                    Poland  1.5%
                                    Sweden  1.4%
                                    Norway  1.1%
                                     Spain  0.8%
                                  Portugal  0.5%

Percentages are based upon net assets.

SECTOR COMPOSITION
March 31, 2006

                                 Financial  26.9%
                               Industrials  20.8%
                                 Materials  14.5%
              Leisure and Consumer Staples  7.8%
                    Consumer Discretionary  7.4%
           Telecommunication and Utilities  6.9%
                                    Energy  3.9%
                    Information Technology  3.7%
                                Healthcare  2.7%

Percentages are based upon net assets.


 18   Management Overview

                                                            INDUSTRY COMPOSITION
                                                                  March 31, 2006

                                   Diversified Banks  10.0%
                         Diversified Metals & Mining  4.4%
                Human Resource & Employment Services  4.3%
                                Industrial Machinery  4.3%
                         Diversified Capital Markets  3.8%
                                               Steel  3.7%
                        Thrifts & Mortgage Insurance  3.7%
                              Construction Materials  3.5%
                                  Electric Utilities  3.4%
                                Multi-Line Insurance  3.3%
                          Construction & Engineering  2.9%
                                       Home Building  2.5%
                                   Department Stores  1.9%
                                 Aerospace & Defense  1.8%
                            Communications Equipment  1.8%
                                     Multi-Utilities  1.8%
                    Asset Management & Custody Banks  1.7%
                   Electrical Components & Equipment  1.7%
                      Oil & Gas Equipment & Services  1.7%
                                     Water Utilities  1.7%
                                 Specialty Chemicals  1.6%
                                Broadcast & Cable TV  1.5%
      Diversified Commercial & Professional Services  1.5%
                          Heavy Electrical Equipment  1.3%
                Other Diversified Financial Services  1.3%
                                   Diversified REITS  1.3%
                                             Tobacco  1.3%
                Real Estate Management & Development  1.1%


                                                       Management Overview    19

ICON Europe Fund

INDUSTRY COMPOSITION (CONTINUED)

March 31, 2006
                                Integrated Oil & Gas  1.2%
                             Air Freight & Logistics  1.1%
                                             Brewers  1.0%
                                    Casinos & Gaming  1.0%
                 Environmental & Facilities Services  1.0%
                                            Footwear  1.0%
                               Health Care Equipment  1.0%
                          Internet Software Services  1.0%
                                Agriculture Products  0.9%
                                     Pharmaceuticals  0.9%
                                            Trucking  0.9%
                              Auto Parts & Equipment  0.8%
                              Health Care Facilities  0.8%
                                     Paper Packaging  0.8%
                                 Specialized Finance  0.8%
                                  Household Products  0.7%
                                    Leisure Products  0.7%
                      Oil & Gas Refining & Marketing  0.7%
                               Diversified Chemicals  0.6%
                      IT Consulting & Other Services  0.6%
                      Hotels, Resorts & Cruise Lines  0.5%
                  Apparel Accessories & Luxury Goods  0.4%
                            Automobile Manufacturers  0.3%
                                       Tire & Rubber  0.3%
                                            Airlines  0.2%
                                      Apparel Retail  0.2%
                                Application Software  0.2%
                  Oil & Gas Exploration & Production  0.2%
Percentages are based upon net assets.


 20   Management Overview

                                                     AVERAGE ANNUAL TOTAL RETURN
                                                            as of March 31, 2006

                                                                                  SINCE
                                                                                INCEPTION
                                          6 MONTH*      1 YEAR      5 YEARS      2/20/97
-------------------------------------------------------------------------------------------
ICON Europe Fund                           21.15%       36.66%       14.85%       10.72%
-------------------------------------------------------------------------------------------
MSCI Europe Index                          13.04%       21.22%       9.90%        9.44%
-------------------------------------------------------------------------------------------
Bloomberg European 500 Index               16.59%       33.57%       4.89%        9.30%
-------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative indexes can be found on pages 2 and 3. The Fund's name and investment strategy changed effective January 29, 2004. The Fund's past performance would have been different if the current strategy had been in effect.

* Not annualized.

                                                   VALUE OF A $10,000 INVESTMENT
                                                          through March 31, 2006
[LINE GRAPH]

                                                                                                         BLOOMBERG EUROPEAN 500
                                                    ICON EUROPE FUND            MSCI EUROPE INDEX                 INDEX
                                                    ----------------            -----------------        ----------------------
2/20/97                                                    9800                       10308                       10154
3/31/97                                                   10700                       11239                       11402
                                                          11899                       12178                       12471
                                                          12381                       12197                       12596
                                                          15104                       14684                       15466
3/31/98                                                   15603                       15450                       16093
                                                          12625                       13233                       12886
                                                          15068                       15722                       15212
                                                          14245                       15401                       15808
3/31/99                                                   13197                       15364                       16760
                                                          13435                       15555                       16514
                                                          14365                       18272                       20766
                                                          13848                       18298                       21916
3/31/00                                                   14459                       17732                       21215
                                                          13462                       16447                       20888
                                                          14180                       16784                       19775
                                                          12653                       14181                       17706
3/31/01                                                   11551                       13937                       18795
                                                          10794                       12255                       15220
                                                          11141                       13488                       17198
                                                          11980                       13479                       17566
3/31/02                                                   12459                       12905                       14899
                                                           9850                        9963                       11517
                                                          10396                       11049                       12062
                                                           9623                       10038                       10728
3/31/03                                                   11899                       12286                       12509
                                                          13097                       12772                       12835
                                                          15173                       15374                       14220
                                                          15812                       15519                       14770
3/31/04                                                   16092                       15898                       15228
                                                          16011                       16095                       15131
                                                          18487                       18662                       16040
                                                          18500                       18759                       16828
3/31/05                                                   18287                       18665                       17829
                                                          20869                       20117                       19278
                                                          20913                       20518                       20030
3/31/06                                                   25282                       22740                       22476

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund on its inception date of 2/20/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.


                                                       Management Overview    21

Schedule of Investments

ICON Europe Fund
March 31, 2006 (unaudited)

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
COMMON STOCKS (93.6%)
    67,900    ABB, Ltd.(a)        $   855,765
    18,700    ABN ARMO Holding
              N.V.                    558,708
    16,250    Alpha Bank A.E.         600,511
    11,000    Arcadis N.V.            470,724
    23,300    Aviva PLC               322,876
    48,900    BAE Systems PLC         356,461
     4,100    Baloise Holding AG      291,970
    22,900    Banco Popolare di
              Verona e Novara
              Scrl                    605,674
     8,650    Bank Zachodni WBK
              S.A.                    394,607
    52,000    Barclays PLC            607,200
    34,000    Barratt
              Developments PLC        622,944
    10,000    Bayer AG                400,682
    23,600    Bellway PLC             504,875
    44,100    BG Group PLC            550,729
    25,500    BHP Billiton PLC        467,525
    11,500    Bilfinger Berger
              AG                      753,125
     6,160    BNP Paribas S.A.        570,016
     2,180    Boehler - Uddeholm
              AG                      448,682
    19,500    British American
              Tobacco PLC             471,697
    40,700    Brunel
              International N.V.    1,371,834
    40,400    Buzzi Unicem S.p.A      962,512
    79,400    Capitalia S.p.A.        658,099
    12,700    Commerzbank AG          504,441
       505    Compagnie Francois
              d'Entreprises           525,520
     2,000    Continental AG          220,396
    17,100    Credit Suisse
              Group                   956,895
    53,250    Curanum AG              542,277
     3,100    Dem Allianz AG          516,984
    19,177    Det Norske
              Oljeselskap ASA         140,403
     6,240    Deutsche Bank AG        711,358
     2,170    Deutsche Boerse AG      312,065
    10,650    Deutsche Post AG        266,402
     5,100    Deutsche Postbank
              AG                      370,221

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
     4,405    DSV A/S             $   585,796
     4,000    E.ON AG                 439,548
    20,600    easyJet PLC(a)          125,321
    93,500    Energias de
              Portugal, S.A.          366,988
     6,380    Eurofins
              Scientific(a)           361,695
     3,200    Euronext N.V.           263,684
     5,200    EVS Broadcast
              Equipment S.A.          254,038
    14,700    Fondiaria - Sai
              S.p.A.                  586,156
     2,250    Fresenius AG            404,185
    12,600    Fugro N.V.              484,725
    13,700    Gerry Weber
              International AG        284,730
    23,000    GlaxoSmithKline
              PLC                     601,220
     2,370    Groupe Steria SCA       145,099
    24,100    HBOS PLC                401,818
     9,500    Heineken N.V.           359,842
    29,600    Homeserve PLC           744,000
    12,505    Hypo Real Estate
              Holding AG              858,736
     7,500    InBev N.V.              351,325
    22,300    ING Groep N.V.          878,137
    18,200    Intralot S.A.           475,605
    12,200    JC Aktiebolag           155,451
    29,200    Jumbo S.A.              484,962
     4,550    KBC Groep N.V.          487,432
    57,300    Kensington Group
              PLCv                  1,182,552
     2,800    Koninklijke BAM
              Groep N.V.              283,132
     7,350    Lafarge S.A.            832,207
     4,500    Linedata Services       138,256
     8,100    Maisons France
              Confort                 555,447
    15,200    Man Group PLC           649,516
    89,570    Marks & Spencer
              Group PLC               864,503
     2,860    Mayr-Melnhof
              Karton AG               510,503
    11,800    Mecalux S.A.(a)         373,444
    18,200    Motor Oil (Hellas)
              Corinth Refineries
              S.A.                    491,838
    11,715    National Bank Of
              Greece S.A.             550,801
    14,650    Next PLC                418,643
    22,800    Northern Rock PLC       467,971


 22   Schedule of Investments

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
    10,700    Nutreco Holding
              N.V.                $   621,459
     2,490    Oesterrichische
              Elekrizitaitswirts
              AG - Class A          1,108,396
     4,130    OMV AG                  276,154
     9,400    OPAP S.A.               359,329
     9,960    Option N.V.(a)        1,002,510
    18,063    Pennon Group PLC        419,327
     5,100    Phonak Holding AG       290,450
    20,000    Pinguely - Haulotte     606,009
     5,800    Prokom Software SA      262,094
     1,730    Puma AG(a)              653,992
    18,900    Ramirent Oyj            625,131
    14,150    Reckitt Benckiser
              PLC                     496,594
     6,100    Red Electrica de
              Espana                  196,524
     1,370    Rieter Holding AG       545,216
     9,200    Rio Tinto PLC           471,813
    74,500    Rolls Royce Group
              PLC                     591,727
 3,211,860    Rolls-Royce Group
              PLC - B Sharesv*          5,580
     7,990    RWE AG                  694,398
    11,300    Saipem S.p.A.           260,977
    15,020    Salzgitter AG         1,104,309
     3,910    SBM Offshore N.V.       391,451
     5,100    Schneider Electric
              S.A.                    549,103
       590    Sika AG(a)              605,568
     1,810    Sjaelso Gruppen
              A/S                     722,661
     3,365    Societe Generale        504,159
       905    Solarworld AG           237,303
    33,600    Sportingbet PLCv        218,887
     7,700    SSAB Svenskt Stal
              AB                      369,174
    12,700    Suez S.A.               499,045
       625    Sulzer AG               425,699

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
    30,100    Swedish Match AB    $   411,320
    20,600    ThyssenKrupp AG         594,345
    12,810    Titan Cement Co.        611,983
    14,300    TNT N.V.                494,155
    24,000    Tomra Systems ASA       191,561
    13,050    TVN S.A.(a)             355,429
     8,460    UBS AG                  929,991
     3,420    Umicore, S.A.           473,132
     4,730    Unibail                 852,466
    10,900    United Internet AG      701,255
    21,490    USG People N.V.       1,553,418
    22,495    Vacon Oyj(a)            627,335
     1,600    Vallourec S.A.        1,540,917
    66,900    Vedanta Resources
              PLC                   1,633,326
    10,300    Veidekke ASA            411,075
     3,000    Volkswagen AG           224,638
    13,600    Vontobel Holding
              AG                      524,744
    14,450    Xstrata PLC             467,792
     3,700    Zodiac S.A.             239,447
     2,200    Zurich Financial
              Services AG(a)          515,169
                                  -----------
TOTAL COMMON STOCKS (COST
$54,476,920)                       63,802,021

PREFERRED STOCKS (1.0%)
    25,600    ProsiebenSat.1
              Media AGv               666,297
                                  -----------
TOTAL PREFERRED STOCKS (COST
$624,873)                             666,297

SHORT-TERM INVESTMENTS (12.3%)
$8,390,021    Brown Brothers
              Harriman Time
              Deposit,
              4.07%, 04/03/06#    $ 8,390,021
       133    Brown Brothers
              Harriman Time
              Deposit - British
              Pound,
              3.52%, 04/03/06#            133


                                                   Schedule of Investments    23

ICON Europe Fund
March 31, 2006 (unaudited)

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
$       83    Brown Brothers
              Harriman Time
              Deposit - Danish
              Krone,
              1.45%, 04/03/06#    $        83
       100    Brown Brothers
              Harriman Time
              Deposit -
              Norwegian Kroner,
              1.15%, 04/03/06#            100
        79    Brown Brothers
              Harriman Time
              Deposit - Swedish
              Krona,
              1.15%, 04/03/06#             79
                                  -----------
TOTAL SHORT-TERM INVESTMENTS
(COST $8,390,416)                   8,390,416
                                  -----------
TOTAL INVESTMENTS 106.9% (COST
$63,492,209)                       72,858,734
LIABILITIES LESS OTHER ASSETS
(6.9)%                             (4,725,525)
                                  -----------
TOTAL NET ASSETS 100.0%           $68,133,209
                                  ===========

The accompanying notes are an integral part of the financial statements.

(a) Non-income producing security.
# BBH Time Deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of March 31, 2006.

v All common stocks were fair valued (Note 1) as of March 31, 2006 unless noted with a v. Total value of common stocks fair valued was $62,395,002.

*  Shares are currently restricted from trading.


 24   Schedule of Investments

                                                             Management Overview

                                                  ICON International Equity Fund


--------------------------------------------------------------------------------
PORTFOLIO PROFILE
March 31, 2006
Equities                                                                   96.8%
Top 10 Equity Holdings                                                     16.6%
Number of Stocks                                                             125
Short-Term Investments                                                      5.3%
Percentages are based upon net assets.

TOP 10 EQUITY HOLDINGS
March 31, 2006
Vallaourec S.A.                                                             2.2%
USG People N.V.                                                             2.2%
Vedanta Resources PLC                                                       2.0%
High Tech Computer Corp.                                                    1.5%
The Japan Steel Works, Ltd.                                                 1.5%
Oesterrichische Elekrizitaitswirts AG - Class A                             1.5%
Option N.V.                                                                 1.5%
Tim Participacoes S.A.                                                      1.4%
Dongfang Electrical Machinery Co., Ltd.                                     1.4%
Hopson Development Holdings, Ltd.                                           1.4%
Percentages are based upon net assets.
--------------------------------------------------------------------------------

Q. HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

A. For the six-month period ended March 31, 2006, the ICON International Equity Fund returned 21.10% for Class I shares, 20.67% for Class C shares and 21.37% for Class Z shares, outpacing the 14.57% return of the MSCI All Country World Index ex-U.S., the Fund's benchmark, over the same period. Total returns for other periods as of March 31, 2006 appear on page 30.

Q. WHAT PRIMARY FACTORS WERE BEHIND THE FUND'S RELATIVE PERFORMANCE?

A. Broad market participation across Asia, Europe and the Western Hemisphere benefited overall performance, as foreign stocks continued to trade at deeper discounts and close wider valuation gaps than their U.S. counterparts. The Asia-Pacific region led the way during the fourth quarter of 2005, while Europe assumed global leadership in the first quarter of 2006, contributing significantly to overall outperformance versus the broad U.S. market.

   While the Fund does not utilize market capitalization as a valuation measure, our methodology led us to tilt the portfolio actively toward small-and mid-cap stocks relative to the predominantly large-cap benchmark. This overweighting and stock selection of small- and mid-caps, combined with an underweight in the large-cap arena, proved beneficial to relative performance. At the same time, the Fund's focus on leading industry themes within the Materials and Industrials sectors also lifted results, while currency movements exerted minimal impact on absolute performance.

Q. HOW DID THE PORTFOLIO'S COMPOSITION AFFECT FUND PERFORMANCE?

A. Compared to the benchmark, Fund performance was boosted most substantially by continued strength in the actively overweighted Industrials sector. Strong showings from both Asian and European names in industrial machinery and European holdings in human resource & employment services proved highly beneficial, as did the Fund's overweighting in Materials sector component diversified metals & mining. Also lifting results was the Fund's overexposure in Latin American wireless telecommunication services. Meanwhile, Healthcare was the lone detracting sector, as health care facilities and health care equipment both faltered.

   While country selection is not a primary consideration of our investment process, industry weightings impact regional weightings, and those played a role in overall performance. Proving favorable was an active tilt toward Asia, primarily Japan and South Korea, versus the Fund's underexposure to the Western Hemisphere and Europe, with underweights in the U.K. and Italy.


                                                       Management Overview    25

ICON Asia-Pacific Region Fund

[SCOTT SNYDER PHOTO]
Scott Snyder
Portfolio Manager

Q. WHAT IS YOUR INVESTMENT OUTLOOK FOR THE INTERNATIONAL EQUITY MARKET?

A. According to our analysis, international equities on average still trade at deeper discounts versus their domestic peers, with the widest valuation gap being in the Asia-Pacific region. Meanwhile, the worldwide cyclical theme continues to show strength, with Materials, Industrials and Financials indicating leadership. On the other hand, defensive areas are showing value but lack relative strength. Additionally, we are seeing a divergence in Information Technology, as this area shows the most value in Asia, yet the least in Europe.

   As previously noted, country selection is not primary to our investment approach, though as a secondary consideration Japan, China and Hong Kong remain the most attractive Asian countries. Europe is showing more parity regarding value and leadership, though Germany, the Netherlands and Greece appear compelling. In the Western Hemisphere region, Brazil also remains attractive. That being said, we remain committed to seeking out those industries indicating value and relative strength wherever they may emerge.

    PERFORMANCE HIGHLIGHTS

- Broad market participation across Asia, Europe and the Western Hemisphere benefited overall performance.


- The Fund's overweighting and stock selection of small- and mid-cap stocks, combined with an underweight in the large-cap arena, proved beneficial to relative performance, as did a focus on leading industry themes.


- Performance was boosted by continued strength in the actively overweighted Industrials sector along with overweights in the diversified metals & mining and wireless telecommunication industries. Healthcare was the lone detracting sector.


 26   Management Overview

                                                             COUNTRY COMPOSITION
                                                                  March 31, 2006

                           Japan  25.6%
                  United Kingdom  10.0%
                     Netherlands  7.6%
                         Germany  7.5%
                          France  6.0%
                           China  4.9%
                          Brazil  3.6%
                          Taiwan  3.5%
                     Switzerland  3.4%
                          Greece  3.3%
                         Belgium  3.2%
                       Hong Kong  3.0%
                         Austria  2.9%
                           Italy  2.7%
                       Australia  2.1%
                          Canada  2.1%
                     South Korea  1.9%
                         Finland  1.2%
                          Mexico  1.2%
                         Denmark  0.8%
                          Norway  0.3%

Percentages are based upon net assets.


                                                       Management Overview    27

ICON International Equity Fund

SECTOR COMPOSITION
March 31, 2006

                                 Financial  23.1%
                               Industrials  20.4%
                                 Materials  17.5%
                    Information Technology  8.3%
                    Consumer Discretionary  7.8%
           Telecommunication and Utilities  7.2%
              Leisure and Consumer Staples  5.9%
                                    Energy  5.6%
                                Healthcare  1.0%

Percentages are based upon net assets.

INDUSTRY COMPOSITION
March 31, 2006

                                   Diversified Banks  8.6%
                         Diversified Metals & Mining  5.5%
                                Industrial Machinery  4.9%
                                               Steel  4.0%
                                  Electric Utilities  3.2%
                         Diversified Capital Markets  2.9%
                                Integrated Oil & Gas  2.6%
                 Wireless Telecommunication Services  2.6%
                Real Estate Management & Development  2.5%
                          Heavy Electrical Equipment  2.3%
                                   Computer Hardware  2.2%
                   Electrical Components & Equipment  2.2%
                Human Resource & Employment Services  2.2%
                              Auto Parts & Equipment  2.1%
                            Communications Equipment  2.0%
                                Multi-Line Insurance  1.9%
                                 Specialty Chemicals  1.9%
                              Construction Materials  1.8%
                  Oil & Gas Exploration & Production  1.7%
                                           Railroads  1.7%
                          Construction & Engineering  1.6%
                             Air Freight & Logistics  1.5%
                               Diversified Chemicals  1.5%
                                    Leisure Products  1.4%
                      Investment Banking & Brokerage  1.3%


 28   Management Overview

March 31, 2006
                        Thrifts & Mortgage Insurance  1.3%
        Construction & Farm Machinery & Heavy Trucks  1.2%
                      Oil & Gas Equipment & Services  1.2%
      Diversified Commercial & Professional Services  1.1%
                                                Gold  1.1%
                                   Personal Products  1.1%
                                 Commodity Chemicals  1.0%
                             Life & Health Insurance  1.0%
                                     Pharmaceuticals  1.0%
                             Semiconductor Equipment  1.0%
                                    Consumer Finance  0.9%
                          Internet Software Services  0.9%
                                     Multi-Utilities  0.9%
                                             Tobacco  0.9%
                                Agriculture Products  0.8%
                                Consumer Electronics  0.8%
                                  Office Electronics  0.8%
                                 Specialized Finance  0.8%
                                            Trucking  0.8%
                                            Aluminum  0.7%
                  Apparel Accessories & Luxury Goods  0.7%
                    Asset Management & Custody Banks  0.7%
                            Automobile Manufacturers  0.7%
                   Electronic Manufacturing Services  0.7%
                                            Footwear  0.7%
                                       Home Building  0.7%
                               Photographic Products  0.7%
                       Real Estate Investment Trusts  0.7%
                                      Apparel Retail  0.6%
                                Broadcast & Cable TV  0.6%
                                   Department Stores  0.6%
                          General Merchandise Stores  0.6%
                                 Aerospace & Defense  0.5%
                Other Diversified Financial Services  0.5%
                                      Semiconductors  0.5%
                                     Water Utilities  0.5%
                 Environmental & Facilities Services  0.4%
                                  Household Products  0.4%
                                       Tire & Rubber  0.4%
                  Electronic Equipment Manufacturers  0.2%

Percentages are based upon net assets.


                                                       Management Overview    29

ICON International Equity Fund

AVERAGE ANNUAL TOTAL RETURN
as of March 31, 2006

                                         INCEPTION                                         SINCE
                                           DATE      6 MONTH*     1 YEAR      5 YEARS    INCEPTION
---------------------------------------------------------------------------------------------------
ICON International Equity Fund - Class
  I                                       2/6/04      21.10%      41.47%        N/A       22.82%
---------------------------------------------------------------------------------------------------
MSCI ACWI ex-U.S                                      14.57%      28.11%        N/A       21.37%
---------------------------------------------------------------------------------------------------
ICON International Equity Fund - Class
  C                                       2/19/04     20.67%      40.39%        N/A       19.66%
---------------------------------------------------------------------------------------------------
MSCI ACWI ex-U.S                                      14.57%      28.11%        N/A       20.07%
---------------------------------------------------------------------------------------------------
ICON International Equity Fund - Class
  Z                                       2/18/97     21.37%      42.12%      15.40%      10.60%
---------------------------------------------------------------------------------------------------
MSCI ACWI ex-U.S                                      14.57%      28.11%      11.77%       7.77%
---------------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative indexes can be found on pages 2 and 3. The Fund's name and investment strategy changed effective January 29, 2004. The Fund's past performance would have been different if the current strategy had been in effect. Class Z shares are available only to grandfathered and institutional investors.

* Not annualized.

VALUE OF A $10,000 INVESTMENT
through March 31, 2006
[LINE GRAPH]

                                                               ICON INTERNATIONAL EQUITY FUND
                                                                          CLASS Z                       MSCI ACWI EX-U.S.
                                                               ------------------------------           -----------------
2/18/97                                                                    10230                              10028
3/31/97                                                                    10570                              11330
                                                                           11060                              11225
                                                                           11281                              10258
                                                                           12900                              11659
3/31/98                                                                    13562                              11486
                                                                           11841                               9750
                                                                           13001                              11741
                                                                           12171                              12019
3/31/99                                                                    12728                              12580
                                                                           13354                              13008
                                                                           15698                              15370
                                                                           15585                              15490
3/31/00                                                                    15159                              14858
                                                                           14747                              13647
                                                                           14340                              13052
                                                                           12239                              11337
3/31/01                                                                    12224                              11322
                                                                           10280                               9650
                                                                           11145                              10508
                                                                           11145                              10680
3/31/02                                                                    10901                              10397
                                                                            8538                               8390
                                                                            9077                               8966
                                                                            8382                               8312
3/31/03                                                                    10684                               9961
                                                                           12175                              10826
                                                                           14897                              12678
                                                                           15742                              13291
3/31/04                                                                    15232                              13199
                                                                           15436                              13332
                                                                           17589                              15387
                                                                           17621                              15438
3/31/05                                                                    17447                              15436
                                                                           20619                              17262
                                                                           23113                              18020
3/31/06                                                                    25025                              19777

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund's Class Z shares on the Class' inception date of 2/18/97 to a $10,000 investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends, capital gain distributions and tax return of capital but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.


 30   Management Overview

                                                         Schedule of Investments

                                                  ICON International Equity Fund
                                                      March 31, 2006 (unaudited)

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
COMMON STOCKS (96.2%)
     60,800    ABB, Ltd.(a)       $   766,282
     18,480    ABN ARMO Holding
               N.V.                   552,135
     21,900    Alpha Bank A.E         809,305
    528,000    Aluminum Corp. of
               China, Ltd.            554,882
    584,000    America Movil
               S.A. de C.V.v        1,000,529
      8,500    Arcadis N.V.           363,741
     59,200    BAE Systems PLC        431,543
     27,900    Banco Popolare di
               Verona e Novara
               Scrl                   737,917
     31,400    Barratt
               Developments PLC       575,308
     54,100    BG Group PLC           675,611
     19,700    BHP Billiton PLC       361,186
      5,722    BNP Paribas S.A.       529,485
      2,590    Boehler -
               Uddeholm AG            533,067
     14,940    British American
               Tobacco PLC            361,392
     14,800    Canadian National
               Railway Co.v           670,791
      9,900    Canon, Inc.            653,457
     93,100    Capitalia S.p.A.       771,650
     16,600    Cheil Industries,
               Inc.                   607,109
     15,500    Commerzbank AG         615,656
        700    Compagnie
               Francois
               d'Entreprises          728,443
  8,400,000    Companhia
               Energetica de
               Minas Geraisv          383,107
      2,806    Continental AG         309,215
     12,600    Credit Suisse
               Group                  705,081
     75,000    Daido Steel Co.,
               Ltd.                   763,226
     30,000    Daiwa Securities
               Group, Inc.            402,629
     20,100    Denso Corp.            794,654
     35,132    Det Norske
               Oljeselskap ASA        257,217
      5,500    Deutsche Bank AG       626,999

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
      2,430    Deutsche Boerse
               AG                 $   349,455
     16,750    Deutsche Post AG       418,989
    550,000    Dongfang
               Electrical
               Machinery Co.,
               Ltd.                 1,118,614
      5,480    DSM N.V.               249,799
      4,640    DSV A/S                617,046
      5,000    E.ON AG                549,436
        100    East Japan
               Railway Co.            740,777
      7,860    Eurofins
               Scientific(a)          445,599
      4,150    Euronext N.V.          341,965
      7,970    EVS Broadcast
               Equipment S.A.         389,361
     17,600    First Quantum
               Minerals, Ltd.v        723,535
     17,400    Fondiaria - Sai
               S.p.A.                 693,817
     12,700    Fugro N.V.             488,572
     81,000    Fujikura, Ltd.         915,996
     32,000    GlaxoSmithKline
               PLC                    836,480
     25,300    HBOS PLC               421,826
    586,000    Hengan
               International
               Group Co., Ltd.        927,843
     46,200    High Tech
               Computer Corp.       1,260,053
    519,000    Hopson
               Development
               Holdings, Ltd.       1,118,447
     19,400    Industrial Bank
               of Korea               358,520
     10,200    ING Groep N.V.         401,659
         34    Inpex Corp.            288,206
        115    Japan Tobacco,
               Inc.                   404,764
     18,000    JFE Holdings,
               Inc.                   728,068
     86,400    Johnson Health
               Tech. Co., Ltd.        432,407
     24,400    Jumbo S.A.             405,242
        290    K.K. DaVinci
               Advisors(a)            394,985
    179,000    Kawasaki Heavy
               Industries, Ltd.       628,632
     52,800    Kensington Group
               PLCv                 1,089,681
    187,000    Kobe Steel, Ltd.       711,238
     52,000    Komatsu, Ltd.          991,943


                                                   Schedule of Investments    31

ICON International Equity Fund
March 31, 2006 (unaudited)

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
      6,500    Lafarge S.A.       $   735,966
     35,450    Largan Precision
               Co., Ltd.              573,199
     23,800    Lasertec Corp.         832,364
 10,700,000    Lojas Americanas
               S.A.v                  457,483
     12,500    Man Group PLC          534,143
     28,000    Matsushita
               Electric
               Industrial Co.,
               Ltd.                   618,771
    109,000    Mitsubishi
               Materials Corp.        583,774
     97,000    Mitsubishi Rayon
               Co., Ltd.              794,053
         23    Mitsubishi UFJ
               Financial Group,
               Inc.                   349,836
         56    Mizuho Financial
               Group, Inc.            458,122
     15,300    National Bank of
               Greece S.A.            719,356
     16,050    Next PLC               458,649
     38,021    NGK Spark Plug
               Co., Ltd.              886,092
     43,000    Nissan Chemical
               Industries, Ltd.       729,474
      5,100    Nitto Denko Corp.      432,609
     27,700    Nomura Holdings,
               Inc.                   613,740
     10,900    Nutreco Holding
               N.V.                   633,076
      2,715    Oesterrichische
               Elekrizitaitswirts
               AG - Class A         1,208,553
      9,200    OMV AG                 615,160
     11,730    Option N.V.(a)       1,180,669
      2,300    Orix Corp.             714,479
     11,000    Park24 Co., Ltd.       376,391
     18,427    Pennon Group PLC       427,777
     10,500    Petroleo
               Brasileiro,
               S.A. - ADRv            910,035
    310,000    Ping An Insurance
               (Group) Company
               of China, Ltd.         798,230
    314,000    Ports Design,
               Ltd.                   460,722
      1,600    Puma AG(a)             604,848
      9,700    Reckitt Benckiser
               PLC                    340,421
      6,050    Rio Tinto, Ltd.        341,227

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
      5,050    RWE AG             $   438,887
     23,800    Sampo Oyj              500,617
     17,700    Samsung
               Engineering Co.,
               Ltd.                   595,341
      4,900    SBM Offshore N.V.      490,566
      4,000    Schneider
               Electric S.A.          430,669
      8,200    Sega Sammy
               Holdings, Inc.         332,906
  1,124,000    Shanghai Forte
               Land Co., Ltd.         585,018
     14,000    Shinko Electric
               Industries Co.,
               Ltd.                   422,845
    117,000    Showa Denko K.K        519,848
      1,430    Solarworld AG          374,965
      8,700    Suez S.A.              341,866
     34,000    Sumitomo Heavy
               Industries, Ltd.       326,131
         48    Sumitomo Mitsui
               Financial Group,
               Inc.                   529,927
      6,100    Talisman Energy,
               Inc.v                  324,017
    180,000    The Japan Steel
               Works, Ltd.          1,226,325
     20,500    ThyssenKrupp AG        591,460
312,060,000    Tim Participacoes
               S.A.v                1,154,175
     14,950    Titan Cement Co.       714,219
     24,240    TNT N.V.               837,644
     34,000    Tokuyama Corp.         576,460
     78,000    Toshiba Corp.          453,360
     10,600    Toyota Motor
               Corp.                  577,259
      8,640    UBS AG                 949,778
      2,400    Umicore, S.A.          332,023
      3,200    Unibail                576,721
    381,000    Unimicron
               Technology Corp.       553,631
     11,500    United Internet
               AG                     739,856
     24,750    USG People N.V.      1,789,069
         10    V Technology Co,.
               Ltd.                   137,506
     17,430    Vacon Oyj(a)           486,085
      1,892    Vallourec S.A.       1,822,135
     65,500    Vedanta Resources
               PLC                  1,599,146


 32   Schedule of Investments

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
     13,700    Woodside
               Petroleum, Ltd.    $   445,405
  1,122,000    Zijin Mining
               Group Co., Ltd. -
               Class H                882,711
    130,800    Zinifex, Ltd.          894,875
      1,500    Zurich Financial
               Services AG(a)         351,251
                                  -----------
TOTAL COMMON STOCKS
(COST $64,872,043)                 78,278,488

PREFERRED STOCKS (0.6%)
     18,700    ProsiebenSat.1
               Media AGv              486,709
                                  -----------
TOTAL PREFERRED STOCKS (COST
$468,119)                             486,709

SHORT-TERM INVESTMENTS (5.3%)
$ 4,275,521    Brown Brothers
               Harriman Time
               Deposit, 4.07%,
               04/03/06#          $ 4,275,521
        338    Brown Brothers
               Harriman Time
               Deposit -
               Australian
               Dollar, 4.45%,
               04/03/06#                  338
        180    Brown Brothers
               Harriman Time
               Deposit -
               Canadian Dollar,
               2.70%, 04/03/06#           180
         86    Brown Brothers
               Harriman Time
               Deposit - Danish
               Krone, 1.45%,
               04/03/06#                   86

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
$    48,153    Brown Brothers
               Harriman Time
               Deposit - Euro,
               1.68%, 04/03/06#   $    48,153
        197    Brown Brothers
               Harriman Time
               Deposit - Hong
               Kong Dollar,
               2.90%, 04/03/06#           197
         35    Brown Brothers
               Harriman Time
               Deposit -
               Norwegian Kroner,
               1.15%, 04/03/06#            35
         86    Brown Brothers
               Harriman Time
               Deposit -
               Singapore Dollar,
               2.37%, 04/03/06#            86
         65    Brown Brothers
               Harriman Time
               Deposit - Swedish
               Krona, 1.15%,
               04/03/06#                   65
                                  -----------
TOTAL SHORT-TERM INVESTMENT
(COST $4,324,661)                   4,324,661
                                  -----------
TOTAL INVESTMENTS 102.1% (COST
$69,664,823)                       83,089,858
LIABILITIES LESS OTHER ASSETS
(2.1)%                             (1,735,060)
                                  -----------
TOTAL NET ASSETS 100.0%           $81,354,798
                                  ===========

The accompanying notes are an integral part of the financial statements.

(a)   Non-income producing security.
# BBH Time Deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of March 31, 2006.
ADR American Depositary Receipt

v All common stocks were fair valued (Note 1) as of March 31, 2006 unless noted with a v. Total value of common stocks fair valued was $71,565,135.


                                                   Schedule of Investments    33

Six Month Hypothetical Expense Example

March 31, 2006 (unaudited)

EXAMPLE
As a shareholder of a Fund you may pay two types of fees: transaction fees and fund-related fees. Certain funds charge transactions fees, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees. The ICON Funds do not charge these types of fees. Funds also incur various ongoing expenses, including management fees, distribution and/or service fees, and other fund expenses, which are indirectly paid by shareholders.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the various ICON Funds and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period (10/1/05 - 3/31/06).

ACTUAL EXPENSES
The first line in the table for each Fund provides information about actual account values and actual expenses. The Example includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. However, the Example does not include client specific fees, such as the $10.00 fee charged to IRA accounts, or the $15.00 fee charged for wire redemptions. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line in the table for each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees that may be charged by other funds. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.


 34   Expense Example

                              BEGINNING          ENDING         EXPENSES PAID      ANNUALIZED
                            ACCOUNT VALUE     ACCOUNT VALUE     DURING PERIOD     EXPENSE RATIO
                               10/1/05           3/31/06      10/1/05-3/31/06*   10/1/05-3/31/06
-------------------------------------------------------------------------------------------------
ICON ASIA-PACIFIC REGION
 FUND
-------------------------------------------------------------------------------------------------
   Actual Expenses            $1,000.00         $1,200.30          $ 7.63             1.39%
-------------------------------------------------------------------------------------------------
   Hypothetical Example        1,000.00          1,018.07            6.99
   (5% return before
   expenses)
-------------------------------------------------------------------------------------------------
ICON EUROPE FUND
-------------------------------------------------------------------------------------------------
   Actual Expenses             1,000.00          1,211.50            8.66             1.57%
-------------------------------------------------------------------------------------------------
   Hypothetical Example        1,000.00          1,017.17            7.90
   (5% return before
   expenses)
-------------------------------------------------------------------------------------------------
ICON INTERNATIONAL EQUITY
 FUND
-------------------------------------------------------------------------------------------------
 CLASS I
-------------------------------------------------------------------------------------------------
   Actual Expenses             1,000.00          1,211.00            9.54             1.73%
-------------------------------------------------------------------------------------------------
   Hypothetical Example        1,000.00          1,016.37            8.70
   (5% return before
   expenses)
-------------------------------------------------------------------------------------------------
 CLASS C
-------------------------------------------------------------------------------------------------
   Actual Expenses             1,000.00          1,206.70           14.03             2.55%
-------------------------------------------------------------------------------------------------
   Hypothetical Example        1,000.00          1,012.28           12.79
   (5% return before
   expenses)
-------------------------------------------------------------------------------------------------
 CLASS Z
-------------------------------------------------------------------------------------------------
   Actual Expenses             1,000.00          1,213.70            7.78             1.41%
-------------------------------------------------------------------------------------------------
   Hypothetical Example        1,000.00          1,017.97            7.09
   (5% return before
   expenses)
-------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's six month expense ratio annualized, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.


                                                           Expense Example    35

Statements of Assets and Liabilities

March 31, 2006 (unaudited)

                                                                   ICON                         ICON
                                                               ASIA-PACIFIC      ICON       INTERNATIONAL
                                                               REGION FUND    EUROPE FUND    EQUITY FUND
                                                               ------------   -----------   -------------
ASSETS
  Investments, at cost                                         $132,576,879   $63,492,209    $69,664,823
                                                               ------------   -----------    -----------
  Investments, at value                                         153,802,914    72,858,734     83,089,858
  Cash                                                               17,609             -              -
  Receivables:
    Fund shares sold                                                694,209     1,427,634        803,693
    Investments sold                                              2,640,605       214,387      1,703,936
    Interest                                                            304         1,308            894
    Dividends                                                       438,066        53,796        189,253
    Foreign security reclaims                                             -        22,206         11,706
  Other assets                                                       64,643        20,669         35,518
                                                               ------------   -----------    -----------
  Total Assets                                                  157,658,350    74,598,734     85,834,858
                                                               ------------   -----------    -----------
LIABILITIES
  Payables:
    Due to custodian bank                                                 -       577,786         14,870
    Investments bought                                            3,708,173     5,796,211      4,366,887
    Fund shares redeemed                                            367,643        30,983         11,133
    Advisory fees                                                   126,502        46,635         62,331
    Accrued distribution fees                                             -             -         13,965
    Fund accounting fees                                              3,061         1,116          1,506
    Transfer agent fees                                              12,319           301          2,344
    Administration fees                                               5,984         2,188          2,936
    Trustee fees                                                      6,691         2,496          3,315
  Accrued expenses                                                    6,525         7,809            773
                                                               ------------   -----------    -----------
  Total Liabilities                                               4,236,898     6,465,525      4,480,060
                                                               ------------   -----------    -----------
NET ASSETS - ALL SHARE CLASSES                                 $153,421,452   $68,133,209    $81,354,798
                                                               ============   ===========    ===========
NET ASSETS - CLASS I                                           $          -   $         -    $49,861,853
                                                               ============   ===========    ===========
NET ASSETS - CLASS C                                           $          -   $         -    $ 7,578,350
                                                               ============   ===========    ===========
NET ASSETS - CLASS Z                                           $          -   $         -    $23,914,595
                                                               ============   ===========    ===========
NET ASSETS CONSIST OF
  Paid-in capital                                              $142,873,814   $57,441,326    $64,523,993
  Accumulated undistributed net investment income/(loss)           (282,766)     (134,014)      (195,516)
  Accumulated undistributed net realized gain/(loss) from
    investments                                                 (10,171,586)    1,643,080      3,813,479
  Accumulated net realized gain/(loss) from foreign currency
    translations                                                   (238,621)     (199,390)      (219,939)
  Unrealized appreciation/(depreciation):
    on investments and other assets and liabilities
      denominated in foreign currency                            21,240,611     9,382,207     13,432,781
                                                               ------------   -----------    -----------
NET ASSETS                                                     $153,421,452   $68,133,209    $81,354,798
                                                               ============   ===========    ===========
  Shares outstanding (unlimited shares authorized, no par
    value)                                                       11,375,442     3,797,102              -
    Class I                                                               -             -      3,338,169
    Class C                                                               -             -        525,358
    Class Z                                                               -             -      1,589,305
  Net asset value (offering and redemption price per share)    $      13.49   $     17.94    $         -
    Class I                                                    $          -   $         -    $     14.94
    Class C                                                    $          -   $         -    $     14.43
    Class Z                                                    $          -   $         -    $     15.05

The accompanying notes are an integral part of the financial statements.

 36   Financial Statements

                                                        Statements of Operations

                                 For the period ended March 31, 2006 (unaudited)

                                                                    ICON                           ICON
                                                                ASIA-PACIFIC       ICON        INTERNATIONAL
                                                                REGION FUND     EUROPE FUND     EQUITY FUND
                                                                ------------    -----------    -------------
INVESTMENT INCOME
  Interest                                                      $    65,718     $   30,222      $    25,095
  Dividends                                                         601,749        130,337          338,089
  Foreign taxes withheld                                            (62,110)             -          (20,101)
                                                                -----------     ----------      -----------
  Total Investment Income                                           605,357        160,559          343,083
                                                                -----------     ----------      -----------
EXPENSES
  Advisory fees                                                     549,438        163,112          270,930
  Distribution fees:
    Class I                                                               -              -           36,550
    Class C                                                               -              -           19,005
  Fund accounting fees                                               25,242         13,330           17,439
  Transfer agent fees                                                39,200          7,847           19,875
  Custody fees                                                       76,539         38,491           41,956
  Administration fees                                                25,768          7,639           12,711
  Registration fees                                                  14,086          9,393           13,180
  Insurance expense                                                     443            580              710
  Trustee fees and expenses                                           4,595          2,082            2,652
  Interest expense                                                   48,731            225            7,536
  Other expenses                                                     34,199         16,033           19,896
                                                                -----------     ----------      -----------
  Total expenses before expense (reimbursement)/recoupment          818,241        258,732          462,440
                                                                -----------     ----------      -----------
  Expense (reimbursement)/recoupment by Adviser due to
    expense limitation agreement                                          -              -           (3,163)
                                                                -----------     ----------      -----------
  Net Expenses                                                      818,241        258,732          459,277
                                                                -----------     ----------      -----------
NET INVESTMENT INCOME (LOSS)                                       (212,884)       (98,173)        (116,194)
                                                                -----------     ----------      -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS
  Net realized gain/(loss) from investment transactions          (2,382,287)     1,608,202        3,933,503
  Net realized gain/(loss) from foreign currency
    translations                                                   (205,954)      (101,688)        (151,464)
  Change in unrealized net appreciation/(depreciation) on
    investments                                                  14,813,393      6,034,579        7,789,480
                                                                -----------     ----------      -----------
  Net realized and unrealized gain/(loss) on investments         12,225,152      7,541,093       11,571,519
                                                                -----------     ----------      -----------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                                    $12,012,268     $7,442,920      $11,455,325
                                                                ===========     ==========      ===========

The accompanying notes are an integral part of the financial statements.


                                                      Financial Statements    37

Statements of Changes in Net Assets

                                                                   ICON ASIA-PACIFIC REGION FUND
                                                                ------------------------------------
                                                                 PERIOD ENDED
                                                                MARCH 31, 2006        YEAR ENDED
                                                                 (UNAUDITED)      SEPTEMBER 30, 2005
                                                                --------------    ------------------
OPERATIONS
  Net investment income/(loss)                                   $   (212,884)       $     45,287
  Net realized gain/(loss) from investment transactions            (2,382,287)          1,927,462
  Net realized gain/(loss) from foreign currency
    translations                                                     (205,954)            (32,667)
  Change in net unrealized appreciation/(depreciation) on
    investments and foreign currency translations                  14,813,393           4,738,359
                                                                 ------------        ------------
  Net increase/(decrease) in net assets resulting from
    operations                                                     12,012,268           6,678,441
                                                                 ------------        ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income                                               (85,846)            (26,459)
    Class I                                                                 -                   -
    Class C                                                                 -                   -
    Class Z                                                                 -                   -
  Net realized gains                                                        -                   -
    Class I                                                                 -                   -
    Class C                                                                 -                   -
    Class Z                                                                 -                   -
                                                                 ------------        ------------
  Net decrease from dividends and distributions                       (85,846)            (26,459)
                                                                 ------------        ------------
FUND SHARE TRANSACTIONS
  Shares sold                                                     169,421,747          39,085,269
    Class I                                                                 -                   -
    Class C                                                                 -                   -
    Class Z                                                                 -                   -
  Reinvested dividends and distributions                               80,516              26,163
    Class I                                                                 -                   -
    Class C                                                                 -                   -
    Class Z                                                                 -                   -
  Shares repurchased                                              (76,728,135)        (14,089,724)
    Class I                                                                 -                   -
    Class C                                                                 -                   -
    Class Z                                                                 -                   -
                                                                 ------------        ------------
  Net increase/(decrease) from fund share transactions             92,774,128          25,021,708
                                                                 ------------        ------------
  Total net increase/(decrease) in net assets                     104,700,550          31,673,690
NET ASSETS
  Beginning of period                                              48,720,902          17,047,212
                                                                 ------------        ------------
  End of period                                                  $153,421,452        $ 48,720,902
                                                                 ============        ============

The accompanying notes are an integral part of the financial statements.


 38   Financial Statements

              ICON EUROPE FUND                 ICON INTERNATIONAL EQUITY FUND
    ------------------------------------    ------------------------------------
     PERIOD ENDED                            PERIOD ENDED
    MARCH 31, 2006        YEAR ENDED        MARCH 31, 2006        YEAR ENDED
     (UNAUDITED)      SEPTEMBER 30, 2005     (UNAUDITED)      SEPTEMBER 30, 2005
    --------------    ------------------    --------------    ------------------
     $   (98,173)        $    85,751         $  (116,194)        $    80,075
       1,608,202           2,088,483           3,933,503           2,007,770
        (101,688)            (97,702)           (151,464)            (68,475)
                           1,925,390           7,789,480           4,346,469
       6,034,579
     -----------         -----------         -----------         -----------
       7,442,920           4,001,922          11,455,325           6,365,839
     -----------         -----------         -----------         -----------
               -                   -                   -                   -
               -                   -             (24,881)                  -
               -                   -                   -                   -
               -                   -             (50,351)                  -
      (1,340,887)                  -                   -                   -
               -                   -          (1,143,374)           (422,167)
               -                   -            (134,889)            (37,935)
               -                   -            (934,778)         (1,003,360)
     -----------         -----------         -----------         -----------
      (1,340,887)                  -          (2,288,273)         (1,463,462)
     -----------         -----------         -----------         -----------
      43,163,763          19,527,704
               -                   -          33,171,377          10,807,776
               -                   -           5,456,429           1,464,926
               -                   -           7,527,414           5,520,800
       1,336,067                   -
               -                   -           1,133,191             407,049
               -                   -             130,198              36,352
               -                   -             983,433             994,866
      (5,711,405)         (8,112,955)
               -                   -          (4,817,168)         (1,176,471)
               -                   -            (231,696)           (248,111)
               -                   -          (3,630,121)         (2,942,011)
     -----------         -----------         -----------         -----------
      38,788,425          11,414,749          39,723,057          14,865,176
     -----------         -----------         -----------         -----------
      44,890,458          15,416,671          48,890,109          19,767,553
      23,242,751           7,826,080          32,464,689          12,697,136
     -----------         -----------         -----------         -----------
     $68,133,209         $23,242,751         $81,354,798         $32,464,689
     ===========         ===========         ===========         ===========


                                                      Financial Statements    39

                                                                   ICON ASIA-PACIFIC REGION FUND
                                                                ------------------------------------
                                                                 PERIOD ENDED
                                                                MARCH 31, 2006        YEAR ENDED
                                                                 (UNAUDITED)      SEPTEMBER 30, 2005
                                                                --------------    ------------------
TRANSACTIONS IN FUND SHARES
  Shares sold                                                      13,127,267          3,865,936
    Class I                                                                 -                  -
    Class C                                                                 -                  -
    Class Z                                                                 -                  -
  Reinvested dividends and distributions                                6,233              2,994
    Class I                                                                 -                  -
    Class C                                                                 -                  -
    Class Z                                                                 -                  -
  Shares repurchased                                               (6,088,574)        (1,624,763)
    Class I                                                                 -                  -
    Class C                                                                 -                  -
    Class Z                                                                 -                  -
                                                                 ------------        -----------
  Net increase/(decrease)                                           7,044,926          2,244,167
                                                                 ------------        -----------
  Shares outstanding beginning of period                            4,330,516          2,086,349
                                                                 ------------        -----------
  Shares outstanding end of period                                 11,375,442          4,330,516
                                                                 ============        ===========
PURCHASE AND SALES OF INVESTMENT SECURITIES
(excluding short-term securities)
  Purchase of securities                                         $188,792,508        $53,438,824
  Proceeds from sales of securities                                95,257,324         30,360,825
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)           $   (282,766)       $    15,964
                                                                 ============        ===========

The accompanying notes are an integral part of the financial statements.


 40   Financial Statements

              ICON EUROPE FUND                 ICON INTERNATIONAL EQUITY FUND
    ------------------------------------    ------------------------------------
     PERIOD ENDED                            PERIOD ENDED
    MARCH 31, 2006        YEAR ENDED        MARCH 31, 2006        YEAR ENDED
     (UNAUDITED)      SEPTEMBER 30, 2005     (UNAUDITED)      SEPTEMBER 30, 2005
    --------------    ------------------    --------------    ------------------
       2,587,457           1,406,104
               -                   -           2,404,990             953,897
               -                   -             402,591             131,856
               -                   -             589,076             481,231
          91,261                   -
               -                   -              84,124              37,655
               -                   -               9,984               3,420
               -                   -              72,522              91,777
        (364,223)           (574,107)
               -                   -            (341,654)           (104,200)
               -                   -             (16,728)            (23,141)
               -                   -            (261,996)           (260,880)
     -----------         -----------         -----------         -----------
       2,314,495             831,997           2,942,909           1,311,615
     -----------         -----------         -----------         -----------
       1,482,607             650,610           2,509,923           1,198,308
     -----------         -----------         -----------         -----------
       3,797,102           1,482,607           5,452,832           2,509,923
     ===========         ===========         ===========         ===========
     $53,897,542         $33,678,756         $79,503,806         $41,768,432
      19,515,929          24,639,660          44,389,603          28,810,442
     $  (134,014)        $   (35,841)        $  (195,516)        $    (4,090)
     ===========         ===========         ===========         ===========


                                                      Financial Statements    41

Financial Highlights

                                                   INCOME FROM INVESTMENT OPERATIONS
                                                ----------------------------------------
                                    NET ASSET      NET        NET REALIZED
                                     VALUE,     INVESTMENT   AND UNREALIZED   TOTAL FROM
                                    BEGINNING    INCOME/     GAINS/(LOSSES)   INVESTMENT
                                    OF PERIOD   (LOSS)(X)    ON INVESTMENTS   OPERATIONS
                                    ---------   ----------   --------------   ----------
ICON ASIA-PACIFIC REGION FUND
    Period Ended March 31, 2006
      (unaudited)                    $11.25        (0.02)          2.27           2.25
    Year Ended September 30, 2005    $ 8.17         0.03           3.08           3.11
    Year Ended September 30, 2004    $ 7.62         0.02           0.55           0.57
    Year Ended September 30, 2003    $ 5.68         0.04           1.90           1.94
    Year Ended September 30, 2002    $ 6.81        (0.19)         (0.91)         (1.10)
    Year Ended September 30, 2001    $10.25         0.07          (3.51)         (3.44)
ICON EUROPE FUND
    Period Ended March 31, 2006
      (unaudited)                    $15.68        (0.05)          3.17           3.12
    Year Ended September 30, 2005    $12.03         0.07           3.58           3.65
    Year Ended September 30, 2004    $ 9.84        (0.04)          2.23           2.19
    Year Ended September 30, 2003    $ 7.40        (0.02)          2.46           2.44
    Year Ended September 30, 2002    $ 8.13        (0.04)         (0.67)         (0.71)
    Year Ended September 30, 2001    $10.14         0.05          (2.06)         (2.01)
ICON INTERNATIONAL EQUITY FUND
  CLASS I
    Period Ended March 31, 2006
      (unaudited)                    $12.91        (0.03)          2.69           2.66
    Year Ended September 30, 2005    $10.59         0.04           3.25           3.29
    February 6, 2004 (inception)
      to September 30, 2004          $10.96         0.04          (0.41)         (0.37)
  CLASS C
    Period Ended March 31, 2006
      (unaudited)                    $12.53        (0.07)          2.59           2.52
    Year Ended September 30, 2005    $10.55        (0.14)          3.09           2.95
    February 19, 2004 (inception)
      to September 30, 2004          $11.29        (0.02)         (0.72)         (0.74)
  CLASS Z
    Period Ended March 31, 2006
      (unaudited)                    $13.00        (0.02)          2.72           2.70
    Year Ended September 30, 2005    $10.60         0.06           3.31           3.37
    Year Ended September 30, 2004    $ 8.41         0.01           2.24           2.25
    Year Ended September 30, 2003    $ 5.96         0.06           2.45           2.51
    Year Ended September 30, 2002    $ 7.24         0.04          (1.25)         (1.21)
    Year Ended September 30, 2001    $11.79         0.09          (3.31)         (3.22)

                                               LESS DIVIDENDS AND DISTRIBUTIONS
                                    -------------------------------------------------------
                                    DIVIDENDS    DISTRIBUTIONS                    TOTAL
                                     FROM NET      FROM NET                     DIVIDENDS
                                    INVESTMENT     REALIZED        RETURN          AND
                                      INCOME         GAINS       OF CAPITAL   DISTRIBUTIONS
                                    ----------   -------------   ----------   -------------
ICON ASIA-PACIFIC REGION FUND
    Period Ended March 31, 2006
      (unaudited)                      (0.01)            -              -         (0.01)
    Year Ended September 30, 2005      (0.03)            -              -         (0.03)
    Year Ended September 30, 2004      (0.02)            -              -         (0.02)
    Year Ended September 30, 2003          -             -              -             -
    Year Ended September 30, 2002          -             -          (0.03)        (0.03)
    Year Ended September 30, 2001          -             -              -             -
ICON EUROPE FUND
    Period Ended March 31, 2006
      (unaudited)                          -         (0.86)             -         (0.86)
    Year Ended September 30, 2005          -             -              -             -
    Year Ended September 30, 2004          -             -              -             -
    Year Ended September 30, 2003          -             -              -             -
    Year Ended September 30, 2002      (0.02)            -              -         (0.02)
    Year Ended September 30, 2001          -             -              -             -
ICON INTERNATIONAL EQUITY FUND
  CLASS I
    Period Ended March 31, 2006
      (unaudited)                      (0.01)        (0.62)             -         (0.63)
    Year Ended September 30, 2005          -         (0.97)             -         (0.97)
    February 6, 2004 (inception)
      to September 30, 2004                -             -              -             -
  CLASS C
    Period Ended March 31, 2006
      (unaudited)                          -         (0.62)             -         (0.62)
    Year Ended September 30, 2005          -         (0.97)             -         (0.97)
    February 19, 2004 (inception)
      to September 30, 2004                -             -              -             -
  CLASS Z
    Period Ended March 31, 2006
      (unaudited)                      (0.03)        (0.62)             -         (0.65)
    Year Ended September 30, 2005          -         (0.97)             -         (0.97)
    Year Ended September 30, 2004      (0.06)            -              -         (0.06)
    Year Ended September 30, 2003          -         (0.06)             -         (0.06)
    Year Ended September 30, 2002      (0.04)            -          (0.03)        (0.07)
    Year Ended September 30, 2001          -         (1.33)             -         (1.33)

(x)  Calculated using the average share method.
*    The total return calculation is for the period indicated.
(a)  Annualized for periods less than a year.
(b)  Portfolio turnover is calculated at the Fund level.

The accompanying notes are an integral part of the financial statements.

 42   Financial Highlights

                                                               RATIO OF EXPENSES TO
                                                               AVERAGE NET ASSETS(A)
                                                             -------------------------
    NET ASSET                                AVERAGE NET       BEFORE         AFTER
     VALUE,                 NET ASSETS,         ASSETS         EXPENSE       EXPENSE
     END OF      TOTAL     END OF PERIOD    FOR THE PERIOD   LIMITATION/   LIMITATION/
     PERIOD     RETURN*    (IN THOUSANDS)   (IN THOUSANDS)   RECOUPMENT    RECOUPMENT
    ---------   --------   --------------   --------------   -----------   -----------
     $13.49       20.03%      $153,422         $110,766         1.39%          N/A
     $11.25       38.12%      $ 48,721         $ 15,225         1.93%          N/A
     $ 8.17        7.51%      $ 17,047         $ 14,976         1.91%          N/A
     $ 7.62       34.15%      $  6,084         $  6,683         1.98%          N/A
     $ 5.68     (16.29)%      $  6,927         $ 12,142         1.66%          N/A
     $ 6.81     (33.56)%      $ 19,684         $ 18,749         1.70%          N/A
     $17.94       21.15%      $ 68,133         $ 32,952         1.57%          N/A
     $15.68       30.34%      $ 23,243         $ 16,665         1.85%          N/A
     $12.03       22.26%      $  7,826         $  7,230         2.24%          N/A
     $ 9.84       32.97%      $  9,262         $  6,774         1.87%          N/A
     $ 7.40      (8.76)%      $  4,619         $  5,706         2.14%          N/A
     $ 8.13     (19.82)%      $  7,397         $  7,935         1.96%          N/A
     $14.94       21.10%      $ 49,862         $ 29,508         1.70%         1.73%
     $12.91       32.90%      $ 15,376         $  7,921         2.02%         1.97%
     $10.59      (3.38)%      $  3,211         $  1,960         2.32%          N/A
     $14.43       20.67%      $  7,578         $  3,844         2.91%         2.55%
     $12.53       29.56%      $  1,622         $    643         4.52%         3.51%
     $10.55      (6.55)%      $    183         $    162         3.06%          N/A
     $15.05       21.37%      $ 23,915         $ 21,250         1.41%         1.41%
     $13.00       33.57%      $ 15,466         $ 12,184         1.68%         1.68%
     $10.60       26.79%      $  9,303         $ 10,063         1.98%          N/A
     $ 8.41       42.60%      $ 10,587         $  8,571         2.00%          N/A
     $ 5.96     (16.94)%      $  8,222         $ 13,347         1.72%          N/A
     $ 7.24     (30.29)%      $ 14,196         $ 18,204         1.65%          N/A

      RATIO OF NET INVESTMENT INCOME TO AVERAGE
                    NET ASSETS(A)
     --------------------------------------------
       BEFORE         AFTER
       EXPENSE       EXPENSE
     LIMITATION/   LIMITATION/      PORTFOLIO
     RECOUPMENT    RECOUPMENT    TURNOVER RATE(B)
     -----------   -----------   ----------------
       (0.39)%          N/A           87.57%
         0.30%          N/A          185.84%
         0.20%          N/A           58.62%
         0.68%          N/A           81.44%
       (0.23)%          N/A           14.43%
         0.75%          N/A           55.58%
       (0.60)%          N/A           57.65%
         0.51%          N/A          153.55%
       (0.38)%          N/A           78.57%
       (0.29)%          N/A          101.37%
       (0.42)%          N/A           12.26%
         0.55%          N/A           84.49%
       (0.39)%        (0.42)%         81.94%
         0.27%         0.32%         139.23%
         0.44%          N/A          117.74%
       (1.47)%        (1.11)%         81.94%
       (2.23)%        (1.22)%        139.23%
       (0.16)%          N/A          117.74%
       (0.33)%        (0.33)%         81.94%
         0.51%         0.51%         139.23%
         0.03%          N/A          117.74%
         0.88%          N/A           98.91%
         0.48%          N/A           91.99%
         0.97%          N/A           41.67%


                                                      Financial Highlights    43

Notes to Financial Statements (unaudited)

March 31, 2006

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The ICON Asia-Pacific Region Fund ("Asia-Pacific Region Fund"), ICON Europe Fund ("Europe Fund") and ICON International Equity Fund ("International Equity Fund") are series funds (individually a "Fund" and collectively, the "Funds"). The Funds are part of the ICON Funds (the "Trust"), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end investment management company. The International Equity Fund offers three classes of shares Class I, Class C and Class Z. All classes have equal rights as to earnings, assets and voting privileges except that each Class may bear different distribution fees, registration costs and shareholder servicing costs and each Class has exclusive voting rights with respect to its distribution plan. There are 14 other active funds within the Trust. Those funds are covered by separate prospectuses and shareholder reports.

Each Fund is authorized to issue an unlimited number of no par shares. The Funds primarily invest in foreign securities; the Asia-Pacific Region Fund and Europe Fund primarily invest in companies whose principal business activities fall within specific regions. The investment objective of each Fund is long-term capital appreciation.

The Funds may have elements of risk, including the loss of principal. There is no assurance that the investment process will consistently lead to successful results. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment. Investments in foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar-denominated transactions as a result of, among other factors, the possibility of lower government supervision and regulation of foreign securities markets and the possibility of political or economic instability. There are also risks associated with small- and mid-cap investing, including limited product lines, less liquidity, and small market share.

In addition, in the normal course of business the Funds may enter into various agreements that provide for general indemnifications. Each Fund's maximum exposure under these arrangements is unknown as any potential exposure involves future claims that may be made against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

 44   Notes to Financial Statements

INVESTMENT VALUATION

The Funds' securities and other assets are valued at the closing price at the close of the regular trading session of the New York Stock Exchange (the "NYSE") (normally 4 p.m. Eastern time) each day the NYSE is open, except that (a) securities traded primarily on the NASDAQ Stock Market ("NASDAQ") are normally valued by a Fund at the NASDAQ Official Closing Price provided by NASDAQ each business day; and (b) any foreign investments in the Funds traded in countries outside of the Western Hemisphere are fair valued daily based on procedures established by the Funds' Board of Trustees ("Board") to avoid stale prices and to take into account, among other things, any significant events occurring after the close of a foreign market in those regions. The Funds use pricing services to report the market value of securities in their portfolios; if a pricing service is not able to provide a price, or the pricing service quote of valuation is inaccurate or does not reflect the market value of the security, prices may be obtained through market quotations from independent broker/ dealers. If market quotations from these sources are not readily available, the Funds' securities or other assets are valued at fair value as determined in good faith by the Funds' Board or pursuant to procedures approved by the Board. The valuation assigned to fair-valued securities for purposes of calculating a Fund's net asset value ("NAV") may differ from the security's most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

Lacking any sales that day, the security is valued at the current closing bid price (or yield equivalent thereof) or based on quotes from dealers making a market for the security. Options are valued at their closing mid-price on the principal market where the option is traded. Mid-price is the average of the closing bid and closing ask prices. Debt securities with a remaining maturity of greater than sixty days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is a matrix system which considers such factors as security prices, yields, maturities and ratings. Short-term securities with remaining maturities of sixty days or less are generally valued at amortized cost or original cost plus accrued interest, which approximates market value. Currency rates as of the close of the New York Stock Exchange are used to convert foreign security values into U.S. dollars.

Foreign securities traded in countries outside of the Western Hemisphere are fair valued daily by utilizing the quotations of an independent pricing service, unless the Funds' adviser determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indexes, securities and exchange rates in other markets in determining fair value as of the time a Fund calculates its net asset value.

                                             Notes to Financial Statements    45

REPURCHASE AGREEMENTS

Repurchase agreements, if held by the Funds, are fully collateralized by U.S. Government securities and such collateral is in the possession of the Funds' custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. No repurchase agreements were purchased or sold by the Funds during the period ended March 31, 2006.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange daily. Income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.

The Funds isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Net unrealized appreciation or depreciation on investments and foreign currency translations arise from changes in the value of assets and liabilities, resulting from changes in the exchange rates and changes in market prices of securities held.

FORWARD FOREIGN CURRENCY CONTRACTS

The Funds may enter into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time with an agreed upon rate.

These contracts are marked-to-market daily and the related appreciation or depreciation of the contract is presented in the Statements of Assets and Liabilities. Net realized gains and losses on foreign currency transactions represent disposition of foreign currencies, and the difference between the amount recorded at the time of the transaction and the U.S. dollar amount actually received. Any realized gain or loss incurred by the Funds due to foreign currency translation is included in the Statements of Operations. The

 46   Notes to Financial Statements

Funds did not enter into any foreign currency contracts during the period ended March 31, 2006.

FUTURES CONTRACTS

The Funds may invest in financial futures contracts for the purpose of hedging their existing securities or securities it intends to purchase against fluctuations in fair value caused by changes in prevailing markets. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as "variation margin," are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. The Fund recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying hedged assets. The Funds held no financial futures contracts during the period ended March 31, 2006.

OPTIONS TRANSACTIONS

Each Fund may write put and call options only if it owns an offsetting position in the underlying security. When a Fund writes a put or call option, an amount equal to the premium received is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As a writer of an option, a Fund has no control over whether the underlying securities are subsequently sold
(call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

Each Fund may also purchase put and call options. When a Fund purchases a call or put option, an amount equal to the premium paid is included in the Fund's Statement of Assets and Liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium

                                             Notes to Financial Statements    47
originally paid. Written and purchased options are non-income producing securities. The Funds did not enter into any option transactions during the period ended March 31, 2006.

INCOME TAXES

The Funds intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code and, accordingly, the Funds will generally not be subject to federal and state income taxes, or federal excise taxes to the extent that they intend to make sufficient distributions of net investment income and net realized capital gains.

Dividends received by shareholders of the Funds which are derived from foreign source income and foreign taxes paid by the Funds are to be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Funds. Dividends paid by the Funds from net investment income and distributions of net realized short-term gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Dividends and distributions to shareholders are recorded by the Funds on the ex-dividend/distribution date. The Funds distribute net realized capital gains, if any, to shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

INVESTMENT INCOME

Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Certain dividends from foreign securities will be recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date.

INVESTMENT TRANSACTIONS

Security transactions are accounted for no later than one business day after trade date. However, for financial reporting purposes security transactions are accounted for on trade date. Gains and losses on securities sold are determined on the basis of identified cost.

ALLOCATION OF INCOME AND EXPENSES

Expenses which cannot be directly attributed to a specific fund in the Trust are apportioned between all funds based upon relative net assets. Each class of the International Equity Fund's bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, based upon relative net assets of each class. In calculating the net asset value of the shares

 48   Notes to Financial Statements
in the various classes of the International Equity Fund, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets.

2. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEES

ICON Advisers, Inc. ("ICON") serves as the investment adviser to the Funds and is responsible for managing the Funds' portfolios of securities. ICON receives a monthly management fee that is computed daily at an annual rate of 1.00% of each Fund's average daily net assets.

Effective May 1, 2005, ICON has contractually agreed to reimburse operating expenses (exclusive of brokerage, interest, taxes, and extraordinary expenses) of the International Equity Fund to the extent necessary to ensure that the Fund's operating expenses do not exceed 2.55% for Class C, 1.80% for Class I and 1.55% for Class Z. The International Equity Fund expense limitation will continue in effect until at least January 29, 2016. To the extent ICON reimburses or absorbs fees and expenses, it may seek payment of such amounts for up to three years after the expenses were reimbursed or absorbed. The International Equity Fund will make no such payment, however, if the total Fund operating expenses exceed the expense limits in effect at the time the expenses were reimbursed or at the time these payments are proposed.

For the period ended March 31, 2006, ICON's net reimbursement for the International Equity Fund was $3,163. This expense reimbursement is subject to recoupment by ICON based on a rolling three-year period. This reimbursement is due to expire in 2009.

TRANSFER AGENT, CUSTODY AND ACCOUNTING FEES

BISYS Fund Services Ohio, Inc. ("BISYS") is the Fund Accounting Agent for the Funds. For its services, the Trust pays BISYS 0.03% on the first $1.75 billion of net assets, 0.0175% on net assets over $1.75 billion and up to $5 billion, and 0.01% on net assets in excess of $5 billion.

Brown Brothers Harriman ("BBH") is the custodian of the Trust's investments. For domestic custody services, the Trust pays BBH 0.0065% on the first $50 million of average net assets and 0.0050% on domestic assets above $50 million, plus certain transaction charges. For foreign custody services, the Trust pays BBH 0.03% on foreign assets plus certain transaction charges.

Boston Financial Data Services, Inc. is the Trust's transfer agent. For these services, the Trust pays an account fee of $13.25 per open account, $7.00 per

                                             Notes to Financial Statements    49
networked account, $1.80 per closed account, plus certain other transaction and cusip charges.

ADMINISTRATIVE SERVICES

The Trust has entered into an administrative services agreement with ICON pursuant to which ICON oversees the administration of the Trust's business and affairs. As of January 31, 2006, this agreement provides for an annual fee of 0.05% on the Funds' first $1.5 billion of average daily net assets, 0.045% on the next $1.5 billion of average daily net assets, 0.040% on the next $2 billion of average daily net assets and 0.030% on average daily net assets over $5 billion. Prior to that date, This agreement provided for an annual fee to ICON of 0.05% on the Funds' first $1.5 billion of average daily net assets and 0.045% on average daily net assets in excess of $1.5 billion. The administrative services agreement provides that ICON will not be liable for any error of judgment, mistake of law, or any loss suffered by the Trust in connection with matters to which the administrative services agreement relates, except for a loss resulting from willful misfeasance, bad faith or negligence by ICON in the performance of its duties.

ICON has entered into a sub-administration agreement with BISYS pursuant to which BISYS assists ICON with the administration and business affairs of the Trust. For its services, ICON pays BISYS at an annual rate of 0.025% on the first $1.75 billion of Trust assets and 0.015% on assets above $1.75 billion.

DISTRIBUTION FEES

The International Equity Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act ("12b-1 Plan") under which the Funds are authorized to compensate the Funds' distributor, ICON Distributors, Inc. ("IDI") (an affiliate of the adviser) for the sale and distribution of shares. Under the 12b-1 Plan, Class I shareholders of the International Equity Fund pay an annual 12b-1 and service fee of 0.25% of average daily net assets. The Class C shareholders of the International Equity Fund pay an annual 12b-1 and service fee of 1.00% of average daily net assets.

RELATED PARTIES

Certain Officers and Directors of ICON are also Officers and Trustees of the Funds; however, such Officers and Trustees (with the exception of the Chief Compliance Officer, "CCO") receive no compensation from the Funds. The CCO's salary is paid 90% by the Funds and 10% by the Adviser. For the period ended March 31, 2006, the total related amounts paid by the Trust under this agreement are included in Other Expenses on the Statement of Operations.


 50   Notes to Financial Statements

3. LINE OF CREDIT

The Funds entered into Lines of Credit agreements with BBH; the maximum borrowing is limited to 25% of eligible securities held by the portfolio subject to a maximum borrowing limit by the Trust of $115 million. Interest is charged at LIBOR plus 2.00% which was 6.83% at March 31, 2006.

                                                               AVERAGE BORROWING
                                                              (10/1/05 -- 3/31/06)
----------------------------------------------------------------------------------
ICON Asia-Pacific Region Fund**                                    $2,224,794
ICON Europe Fund                                                      202,937
ICON International Equity Fund                                        599,075

** Fund had outstanding borrowings as of March 31, 2006.

4. FEDERAL INCOME TAX

Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles that are generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferrals of wash losses, foreign currency transactions, net investment losses, and capital loss carryforwards.

The tax components of capital shown in the following tables represent losses or deductions the Funds may be able to offset against income and gains recognized in future years and post October loss deferrals. The accumulated losses noted in the following tables represent net capital loss carryforwards as of September 30, 2005 that may be available to offset future realized capital gains and thereby reduce future taxable income distributions.

                                                       AMOUNT       EXPIRATION DATE
-------------------------------------------------------------------------------------
ICON Asia-Pacific Region Fund                        $2,249,864    September 30, 2007
                                                      3,254,268    September 30, 2009
                                                      1,330,946    September 30, 2010
                                                        952,529    September 30, 2011

During the year ended September 30, 2005 the ICON Asia-Pacific Region Fund and the ICON Europe Fund utilized capital loss carryforwards of $1,844,287 and $832,262, respectively.


                                             Notes to Financial Statements    51

The aggregate gross unrealized appreciation and depreciation of securities held by the Funds and the total cost of securities for federal tax purposes as of March 31, 2006 were as follows:

                                          UNREALIZED      UNREALIZED     NET APPRECIATION
FUND                          COST       APPRECIATION   (DEPRECIATION)    (DEPRECIATION)
-----------------------------------------------------------------------------------------
ICON Asia-Pacific Region
  Fund                    $132,766,926   $22,461,667     $(1,425,679)      $21,035,988
ICON Europe Fund            63,520,446     9,735,519        (397,231)        9,338,288
ICON International
  Equity Fund               69,768,652    13,699,518        (378,312)       13,321,206

5. SUBSEQUENT EVENT

Effective June 1, 2006, the existing shares of the ICON Asia-Pacific Region Fund and ICON Europe Fund are re-designated as ICON Asia-Pacific Region - Class S and ICON Europe Fund - Class S, respectively,

Effective June 1, 2006, the Class C shares of ICON International Equity Fund will impose a 1% contingent deferred sales charge ("CDSC") on shares redeemed within one-year of purchase. Shares purchased prior to June 1, 2006 will not be subject to the CDSC.


 52   Notes to Financial Statements

                                                   Other Information (unaudited)

PORTFOLIO HOLDINGS

A list of each ICON Fund's Top 10 holdings is available at www.iconadvisers.com on or about 15 days following each month end. Each ICON Fund also files a complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The ICON Funds' Forms N-Q are available at www.sec.gov or may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING

A description of the policies and procedures the ICON Funds use to vote proxies is available at www.iconadvisers.com; without charge upon request by calling 1-800-764-0442; or on the SEC's website at www.sec.gov.

Information about how the ICON Funds voted proxies related to each Fund's portfolio securities during the 12-month period ended June 30 is available at www.iconadvisers.com or on the SEC's website at www.sec.gov.

FOR MORE INFORMATION

This report is for the general information of the Funds' shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. You may obtain a copy of the prospectus, which contains information about the investment objectives, risks, charges, expenses, and share classes of each ICON Fund, by visiting www.iconadvisers.com or by calling 1-800-764-0442. Please read the prospectus carefully before investing.

ICON Distributors, Inc., Distributor


                                                         Other Information    53

                       THIS PAGE INTENTIONALLY LEFT BLANK

                       THIS PAGE INTENTIONALLY LEFT BLANK

                       THIS PAGE INTENTIONALLY LEFT BLANK

[ICON FUNDS LOGO]

For more information about the ICON Funds, contact us:

By Telephone                                1-800-764-0442

By Mail                                     ICON Funds
                                            P.O. Box 55452
                                            Boston, MA 02205-8165

In Person                                   ICON Funds
                                            5299 DTC Boulevard, 12(th) Floor
                                            Greenwood Village, CO 80111

On the Internet                             www.iconadvisers.com

By E-Mail                                   info@iconadvisers.com

[ICON FUNDS LOGO]

1-800-764-0442
www.iconadvisers.com

                                                           I-148-FOR

                                                                  March 31, 2006
                                                                     (unaudited)

                                                               Investment Update
                                                               ICON SECTOR FUNDS

                                                ICON CONSUMER DISCRETIONARY FUND
                                                                ICON ENERGY FUND
                                                             ICON FINANCIAL FUND
                                                            ICON HEALTHCARE FUND
                                                           ICON INDUSTRIALS FUND
                                                ICON INFORMATION TECHNOLOGY FUND
                                          ICON LEISURE AND CONSUMER STAPLES FUND
                                                             ICON MATERIALS FUND
                                         ICON TELECOMMUNICATION & UTILITIES FUND
      Semiannual Report

                                                               (ICON FUNDS LOGO)

                                                               Table of Contents

ABOUT THIS REPORT                                                 2

MESSAGE FROM ICON FUNDS                                           4

MANAGEMENT OVERVIEW AND SCHEDULE OF INVESTMENTS
  ICON Consumer Discretionary Fund                                7
  ICON Energy Fund                                               13
  ICON Financial Fund                                            19
  ICON Healthcare Fund                                           25
  ICON Industrials Fund                                          31
  ICON Information Technology Fund                               37
  ICON Leisure and Consumer Staples Fund                         43
  ICON Materials Fund                                            49
  ICON Telecommunication & Utilities Fund                        55

SIX MONTH HYPOTHETICAL EXPENSE EXAMPLE                           61

FINANCIAL STATEMENTS                                             64

FINANCIAL HIGHLIGHTS                                             72

NOTES TO FINANCIAL STATEMENTS                                    76

OTHER INFORMATION                                                84

[RECYCLE LOGO]

About This Report

HISTORICAL RETURNS

All total returns mentioned in this report account for the change in a Fund's per-share price and the reinvestment of any dividends, capital gain distributions, and tax return of capital. If your account is set up to receive Fund distributions in cash rather than to reinvest them, your actual return may differ from these figures. The Funds' performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. Please call 1-800-764-0442 or visit www.iconadvisers.com for performance results current to the most recent month-end.

PORTFOLIO DATA

This report reflects ICON's views, opinions, and portfolio holdings as of March 31, 2006, the end of the reporting period. The information is not a complete analysis of every aspect of any sector, industry, security, or the Funds.

Opinions and forecasts regarding industries, companies and/or themes, and portfolio composition and holdings, are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security. Each Fund's holdings as of March 31, 2006 are included in each Fund's Schedule of Investments.

Certain companies' stock performance during the period is mentioned throughout the Management Overviews. While ICON's quantitative investment methodology primarily considers financial data, various company factors may impact a stock's performance, and therefore, Fund performance.

There are risks associated with mutual fund investing, including the loss of principal. There is no assurance that the investment process will consistently lead to successful results. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment. Investments in foreign securities may entail unique risks, including political, market and currency risks. There are also risks associated with small- and mid-cap investing, including limited product lines, less liquidity and small market share.


 2   About This Report

ICON'S INVESTMENT APPROACH

The Funds employ an all-cap investment strategy, identifying securities we believe are underpriced regardless of their location on the conventional style grid. Our system is not limited by restrictions on market capitalization or investment style, and searches for potential industry leadership wherever and whenever it may emerge.

The Funds do not utilize static valuation metrics such as price-to-earnings (P/E). As we believe these measures do not adequately represent intrinsic value, which can vary over time. Instead, we calculate proprietary value-to-price (V/P) ratios that considers the effects of historical and projected earnings, projected growth, risk and interest rates (opportunity cost). By combined our determination of value with relative strength (RS), we aim to compute leading industry themes that are poised, in our view, to outperform the sector benchmark.

For all corporate earnings and other financial information we rely on the integrity of the publicaly available financial information provided to the United States Securities and Exchange Commission.

COMPARATIVE INDEXES

The comparative indexes discussed in this report are meant to provide a basis for judging the Funds' performance against specific securities indexes. Each index shown accounts for both change in security price and reinvestment of dividends and distributions (except as noted), but does not reflect the costs of managing a mutual fund. The Funds' portfolios may significantly differ in holdings and composition from the indexes. Individuals cannot invest directly in an index.

- The unmanaged Standard & Poor's (S&P) Super Composite 1500 Index is a broad-based capitalization-weighted index comprising 1,500 stocks of large-cap, mid-cap, and small-cap U.S. companies.

- The capitalization-weighted S&P 1500 Sector and Industry Indexes are based on specific classifications determined by S&P.

- The unmanaged NASDAQ Composite ("NASDAQ") Index is a broad-based capitalization-weighted index of all NASDAQ National Market and Small-Cap stocks.

- The unmanaged Merrill Lynch 1-Year U.S. Treasury Bill Index consists of a single issue with the longest maturity. The issue is replaced on a monthly basis to maintain the characteristics of the index.

Index returns and statistical data included in this report are provided by Bloomberg and FactSet Research Systems.


                                                          About This Report    3

Message from ICON Funds


--------------------------------------------------------------------------------
Conflicting forces convinced many investors that the equity markets were in the throes of a sideways trading range.
--------------------------------------------------------------------------------

Dear ICON Shareholder:

Thank you for your continued investment in the ICON Sector Funds and welcome to those of you receiving this report for the first time.

ICON employs a value-based, bottom-up investment system in tactical pursuit of industries we believe are poised to outperform the broader market. We are quantitative, unemotional and objective, and find strength in numbers.

Whether you invest in our Sector Funds, such as the ICON Energy Fund, our U.S. Diversified Funds, such as the ICON Core Equity Fund, or our International Funds, such as the ICON Asia-Pacific Region Fund, each is powered by ICON's unique systematic discipline.

A CLASSIC STOCK MARKET BATTLE

"Strength in numbers" is an apt phrase to describe the fiscal six-month period, as conflicting forces convinced many investors that the equity markets were in the throes of a sideways trading range. The fact is stocks rallied nicely amid a mid-October dip and lackluster year-end finish. Despite posting solid gains against a backdrop of widespread guessing and reacting, the move up was stealth-like, so quiet that the word "rally" was conspicuous by its absence.

Much of the guessing was focused on the likelihood of continued monetary tightening and future policy direction under new Federal Reserve Chairman Ben Bernanke. At the same time, investors reacted strongly to movements in energy prices, even though we had not seen appreciable increases in inflation or long-term interest rates.

What we did see was a classic stock market battle that periodically pits prosperity and healthy corporate earnings against higher interest rates. Over the past few years, many market observers feared that events such as terrorism, war, hurricanes and rising oil prices would stall the economy. However, as investors realized that economic prosperity and higher earnings defied these even-related concerns, stocks prices have trended higher.


 4   Message from ICON Funds

    We find strength in numbers, reflecting the fact that we are quantitative, unemotional and objective.

                                                       (CRAIG T. CALLAHAN PHOTO)

                                                       Craig T. Callahan

                                                       President

RACING TO CATCH UP WITH VALUE

--------------------------------------------------------------------------------
We believe recent uptrends in long-term interest rates have acted as a drag on the stock market, inhibiting the normal growth of equity valuations.
--------------------------------------------------------------------------------

While stock prices have continued to move higher, we believe recent uptrends in long-term interest rates have acted as a drag on the stock market, inhibiting the normal growth of equity valuations. Although the rise in AAA bond yields has been modest compared to the dramatic increases in the federal funds rate, intrinsic value has declined according to our system.

Although further monetary tightening remains a distinct possibility, our system is designed in such a way that we do not have to "guess the Fed" or predict the future. We simply have to recognize underpricing and overpricing when either condition occurs. While interest rate factors have cut into equity valuations, we believe these effects have been offset by rising earnings. Should conditions change, and value no longer supports higher equity prices, stocks could be viewed as overpriced and call for a more cautious stance on our part.

To date, this has not come to pass, and we continue to view stock prices, in general, to be below our estimate of intrinsic value. As long as this is the case, we will continue to ride out the volatility, enabling investors to participate in what are typically unpredictable market advances, where price races to catch up with value.

BULLISH POSTURE PROVED CORRECT
It is our contention that investors have been continually fooled on the upside by the prosperity of cyclical companies. We have seen these industry and sector themes remain in place for the past three years, and this most recent reporting period was no exception. Industries in economically sensitive areas such as Energy, Materials, Industrials, and Information Technology led the way, while industries in the more defensive-oriented Utilities, Healthcare and Consumer Staples sectors lagged their cyclical peers.

Given the consistently strong relative performance of the ICON Sector Funds, this comes as no surprise to us. Based on valuation, our bullish, fully invested posture proved to be absolutely correct, and we are pleased to have shared this success with you.


                                                    Message from ICON Funds    5

Still, it is important to remember that value is never stagnant. Value moves as earnings grow, and so far robust earnings growth has won the battle versus rising interest rates. Whether this continues to be the case is not something we choose to predict.We remain highly confident, however, in the ability of our system to identify theme changes when and if they occur.

--------------------------------------------------------------------------------
Based on valuation, our bullish, fully invested posture proved to be absolutely correct.
--------------------------------------------------------------------------------

In closing, we are most grateful for the privilege of guiding you through these challenging markets. For current market updates, as well as up-to-date Fund performance and account information, we invite you to visit our website at www.iconadvisers.com.

Yours truly,

/s/ Craig T. Callahan
Craig T. Callahan, DBA

Chairman of the Board of Trustees and President of the Adviser

Consider the investment objectives, risks, charges, expenses, and share classes of each ICON Fund carefully before investing. The prospectus contains this and other information about the Funds and is available by visiting www.iconadvisers.com or calling 1-800-764-0442. Please read the prospectus carefully before investing.

An investment in a non-diversified sector fund or region fund may involve greater risk and volatility than a more diversified fund. Investments in foreign securities may entail unique risks, including political, market, and currency risks. The ICON system relies on the integrity of financial statements released to the market as part of our analysis.

 6   Message from ICON Funds

                                                             Management Overview

                                                ICON Consumer Discretionary Fund


--------------------------------------------------------------------------------
PORTFOLIO PROFILE
March 31, 2006
Equities                                                                  100.4%
Top 10 Equity Holdings                                                     22.5%
Number of Stocks                                                              84
Short-Term Investments                                                      0.3%
Percentages are based upon net assets.

TOP 10 EQUITY HOLDINGS
March 31, 2006
Jos. A. Bank Clothiers, Inc.                                                2.6%
Lowe's Cos., Inc.                                                           2.5%
Furniture Brands International, Inc.                                        2.5%
Drew Industries, Inc.                                                       2.3%
Honda Motor Co., Ltd. - ADR                                                 2.2%
Ethan Allen Interiors, Inc.                                                 2.2%
Brown Shoe Co., Inc.                                                        2.1%
Matsushita Electric Industrial Co., Ltd. - ADR                              2.1%
Christopher & Banks Corp.                                                   2.0%
The Home Depot, Inc.                                                        2.0%
Percentages are based upon net assets.
--------------------------------------------------------------------------------

Q. HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

A. The ICON Consumer Discretionary Fund appreciated 9.62% for the six-month period ended March 31, 2006, outpacing the 5.29% return of its sector-specific benchmark, the S&P 1500 Consumer Discretionary Index, as well as the 7.08% return for its broad benchmark, the S&P 1500 Index. Total returns for other periods as of March 31, 2006 are listed on page 10.

Q. WHAT PRIMARY FACTORS WERE BEHIND THE FUND'S RELATIVE PERFORMANCE?

A. Consumer Discretionary issues posted reasonable gains over the six-month period. However, other leading sectors, including the economically sensitive Materials, Industrials and Financials groups, dominated the market.

   We believe the portfolio's industry tilts toward such leading areas as auto parts & equipment, automotive retail and apparel retail enabled the Fund to outperform the broad S&P 1500 Index.

Q. HOW DID THE PORTFOLIO'S COMPOSITION AFFECT FUND PERFORMANCE?

A. Among significant industry contributors were the overweight auto parts & equipment and apparel retail groups, as well as automotive retail, catalog retail, and automotive manufacturers. On average, the combined groups comprised nearly half of the Fund's net assets.

   By contrast, the Fund's exposure to homebuilding, apparel accessories & luxury goods, and household appliances combined to detract from Fund returns. The homebuilding area, a previous market leader, lagged most, as the sharp rise in interest rates during the first quarter appeared to trigger a sell-off in the group.

Q. WHAT IS YOUR INVESTMENT OUTLOOK FOR THE CONSUMER DISCRETIONARY SECTOR?

A. Heading into the new fiscal year, the Consumer Discretionary sector remains, under our model, undervalued. Despite concerns over increasing commodity prices and rising interest rates, consumer confidence and spending have both held steady. Moreover, underlying fundamentals within consumer-related issues continue to be strong. At the same time, global economic conditions remain favorable as inflation and interest rates have stayed manageable. Barring a sustained, sharp rise in these variables and other variables, we believe the discounted Consumer Discretionary sector is poised to assume market leadership over the next six to twelve months.


                                                        Management Overview    7

ICON Consumer Discretionary Fund

[ROBERT STRAUS, CMT PHOTO]
Robert Straus, CMT
Portfolio Manager

    PERFORMANCE HIGHLIGHTS
    March 31, 2006

- The principal driver of the Fund's relative outperformance was its value-driven, active investment style.


- Among significant industry contributors were the overweight auto parts & equipment and apparel retail groups, automotive retail, catalog retail, and automotive manufacturers.

- The Fund's exposure to homebuilding, apparel accessories & luxury goods, and household appliances detracted from returns.


 8   Management Overview

                                                            INDUSTRY COMPOSITION
                                                            as of March 31, 2006

                            Apparel Retail  18.6%
                          Home Furnishings  9.2%
                         Automotive Retail  8.6%
                    Auto Parts & Equipment  8.4%
                                  Footwear  8.2%
                General Merchandise Stores  6.4%
                  Automobile Manufacturers  5.1%
                    Home Furnishing Retail  5.1%
                   Home Improvement Retail  4.8%
                      Consumer Electronics  4.0%
                         Department Stores  3.7%
        Apparel Accessories & Luxury Goods  3.1%
             Specialized Consumer Services  2.9%
                          Specialty Stores  2.4%
                        Education Services  2.3%
                            Catalog Retail  1.9%
                             Home Building  1.6%
                  Motorcycle Manufacturers  1.0%
             Computer & Electronics Retail  0.9%
                      Household Appliances  0.9%
                   Technology Distributors  0.7%
                    Construction Materials  0.6%

Percentages are based upon net assets.


                                                        Management Overview    9

ICON Consumer Discretionary Fund

AVERAGE ANNUAL TOTAL RETURN
as of March 31, 2006

                                                                                  SINCE
                                                                                INCEPTION
                                          6 MONTH*      1 YEAR      5 YEARS       7/9/97
-------------------------------------------------------------------------------------------
ICON Consumer Discretionary Fund           9.62%        7.48%        9.38%        4.97%
-------------------------------------------------------------------------------------------
S&P 1500 Consumer Discretionary Index      5.29%        3.36%        4.84%        6.73%
-------------------------------------------------------------------------------------------
S&P 1500 Index                             7.08%        13.05%       5.02%        6.49%
-------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The performance of the S&P 1500 Consumer Discretionary Index includes the reinvestment of dividends and capital gain distributions beginning on January 1, 2002. Additional information about these performance results and the comparative indexes can be found on pages 2 and 3.

* Not annualized.

VALUE OF A $10,000 INVESTMENT
through March 31, 2006
[LINE GRAPH]

                                                      ICON CONSUMER             S&P 1500 CONSUMER
                                                   DISCRETIONARY FUND          DISCRETIONARY INDEX           S&P 1500 INDEX
                                                   ------------------          -------------------           --------------
7/9/97                                                  10000.00                    10000.00                    10000.00
                                                        10970.00                    10892.00                    10597.00
                                                         9810.00                    11268.00                    10852.00
3/31/98                                                 11141.00                    13276.00                    12321.00
                                                        10851.00                    14327.00                    12620.00
                                                         7870.00                    11778.00                    11262.00
                                                        10360.00                    15109.00                    13709.00
3/31/99                                                 10033.00                    16371.00                    14207.00
                                                        11067.00                    17232.00                    15312.00
                                                         9900.00                    15612.00                    14339.00
                                                        10852.00                    18199.00                    16485.00
3/31/00                                                 10504.00                    17620.00                    16994.00
                                                         9797.00                    16082.00                    16554.00
                                                         9449.00                    15341.00                    16548.00
                                                         9603.00                    14752.00                    15338.00
3/31/01                                                  9757.00                    13937.00                    13550.00
                                                        11364.00                    15401.00                    14440.00
                                                         9173.00                    12045.00                    12290.00
                                                        12121.00                    14467.00                    13705.00
3/31/02                                                 13380.00                    14959.00                    13837.00
                                                        13605.00                    13358.00                    12059.00
                                                        10360.00                    11065.00                     9976.00
                                                         9807.00                    11319.00                    10786.00
3/31/03                                                  9080.00                    11069.00                    10425.00
                                                        11414.00                    13277.00                    12064.00
                                                        12069.00                    13661.00                    12439.00
                                                        13769.00                    15642.00                    13976.00
3/31/04                                                 14178.00                    16036.00                    14275.00
                                                        14095.00                    15910.00                    14523.00
                                                        13000.00                    15725.00                    14251.00
                                                        14535.00                    17895.00                    15624.00
3/31/05                                                 14208.00                    17079.00                    15313.00
                                                        14751.00                    17108.00                    15576.00
                                                        13932.00                    16766.00                    16168.00
                                                        14123.00                    17039.00                    16511.00
3/31/06                                                 15272.00                    17653.00                    17312.00

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund on its inception date of 7/9/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.


 10   Management Overview

                                                         Schedule of Investments

                                                ICON Consumer Discretionary Fund
                                                      March 31, 2006 (unaudited)

SHARES OR PRINCIPAL AMOUNT             VALUE
--------------------------------------------
COMMON STOCKS (100.4%)
 145,300    99 Cents Only
            Stores(a)           $  1,970,268
  45,500    A.C. Moore Arts &
            Crafts, Inc.(a)          837,200
  42,200    Aaron Rents, Inc.      1,146,574
  26,600    Abercrombie &
            Fitch Co.              1,550,780
  30,600    Advance Auto
            Parts, Inc.            1,274,184
  49,100    Aeropostale,
            Inc.(a)                1,480,856
 108,400    Aftermarket
            Technology
            Corp.(a)               2,450,924
  35,600    America's
            Car-Mart, Inc.(a)        765,400
  39,300    American Eagle
            Outfitters, Inc.       1,173,498
  44,300    Ann Taylor Stores
            Corp.(a)               1,629,797
 209,900    Ashworth, Inc.(a)      2,084,307
  55,000    AutoNation,
            Inc.(a)                1,185,250
  27,400    AutoZone, Inc.(a)      2,731,506
  31,200    Borders Group,
            Inc.                     787,488
  28,800    BorgWarner, Inc.       1,729,152
  63,000    Brown Shoe Co.,
            Inc.                   3,306,240
 102,600    Cache, Inc.(a)         1,881,684
  52,400    Cavco Industries,
            Inc.(a)                2,546,116
 136,300    Christopher &
            Banks Corp.            3,163,523
  62,850    Coldwater Creek,
            Inc.(a)                1,747,230
  70,300    Cost Plus, Inc.(a)     1,202,130
  42,300    Craftmade
            International,
            Inc.                     782,127
  11,800    Dick's Sporting
            Goods, Inc.(a)           468,106
 110,700    Dollar Tree
            Stores, Inc.(a)        3,063,069
 101,500    Drew Industries,
            Inc.(a)                3,608,325
  14,700    Eagle Materials,
            Inc.                     937,272
  79,800    Ethan Allen
            Interiors, Inc.        3,353,196
 104,500    Family Dollar
            Stores, Inc.           2,779,700
  29,200    Federated
            Department Stores,
            Inc.                   2,131,600
  37,000    Fossil, Inc.(a)          687,460
 159,500    Furniture Brands
            International,
            Inc.                   3,909,345

SHARES OR PRINCIPAL AMOUNT             VALUE
--------------------------------------------
  29,700    GameStop Corp. -
            Class A(a)          $  1,400,058
  14,000    Gildan Activewear,
            Inc. - Class A(a)        665,280
  60,100    Group 1
            Automotive, Inc.       2,857,154
  24,200    Guess?, Inc.(a)          946,462
  29,000    Harley-Davidson,
            Inc.                   1,504,520
  26,800    Harman
            International
            Industries, Inc.       2,978,284
 181,200    Haverty Furniture
            Cos., Inc.             2,600,220
  27,000    Helen of Troy,
            Ltd.(a)                  572,400
 110,800    Honda Motor Co.,
            Ltd. - ADR             3,430,368
  46,800    Insight
            Enterprises,
            Inc.(a)                1,030,068
  20,100    ITT Educational
            Services, Inc.(a)      1,287,405
  38,500    J.C. Penney Co.,
            Inc.                   2,325,785
  92,000    Jackson Hewitt Tax
            Services, Inc.         2,905,360
  38,000    Johnson Controls,
            Inc.                   2,885,340
  83,500    Jos. A. Bank
            Clothiers, Inc.(a)     4,003,825
  26,000    Kellwood Co.             816,140
  23,700    Keystone
            Automotive
            Industries,
            Inc.(a)                1,000,377
  22,400    Kohl's Corp.(a)        1,187,424
 111,600    La-Z-Boy, Inc.         1,897,200
  24,000    Laureate
            Education, Inc.(a)     1,281,120
  78,900    Leggett & Platt,
            Inc.                   1,922,793
  19,900    Liz Claiborne,
            Inc.                     815,502
  61,000    Lowe's Cos., Inc.      3,930,840
 146,700    Matsushita
            Electric
            Industrial Co.,
            Ltd. - ADR             3,247,938
  40,400    Matthews
            International
            Corp. - Class A        1,545,704
  36,000    Mohawk Industries,
            Inc.(a)                2,905,920
  22,200    Nike, Inc. - Class
            B                      1,889,220
  80,100    O'Reilly
            Automotive,
            Inc.(a)                2,928,456
  46,000    Pacific Sunwear of
            California,
            Inc.(a)                1,019,360


                                                   Schedule of Investments    11

ICON Consumer Discretionary Fund
March 31, 2006 (unaudited)

SHARES OR PRINCIPAL AMOUNT             VALUE
--------------------------------------------
  19,700    PETCO Animal
            Supplies, Inc.(a)   $    464,329
  84,000    Rent-A-Center,
            Inc.(a)                2,149,560
  71,700    Ross Stores, Inc.      2,092,923
  44,650    Staples, Inc.          1,139,468
  84,900    Steven Madden,
            Ltd.                   3,013,950
   4,900    Strayer Education,
            Inc.                     501,074
 178,700    Stride Rite Corp.      2,587,576
  35,900    Target Corp.           1,867,159
  67,600    Tenneco, Inc.(a)       1,466,244
  65,100    The Cato Corp.         1,553,286
 116,800    The Finish Line,
            Inc.                   1,921,360
  91,700    The Gymboree
            Corp.(a)               2,387,868
  72,900    The Home Depot,
            Inc.                   3,083,670
  10,700    The Sherwin-
            Williams Co.             529,008
  46,000    The Sportsman's
            Guide, Inc.(a)         1,218,540
  51,500    The Timberland
            Co. - Class A(a)       1,762,845
  38,800    Thor Industries,
            Inc.                   2,070,368

SHARES OR PRINCIPAL AMOUNT             VALUE
--------------------------------------------
 106,700    TJX Cos., Inc.      $  2,648,294
  31,500    Too, Inc.(a)           1,082,025
  10,600    Toyota Motor
            Corp. - ADR            1,154,340
  20,100    Universal
            Technical
            Institute, Inc.(a)       605,010
  35,700    United Auto Group,
            Inc.                   1,535,100
  19,300    Williams-Sonoma,
            Inc.(a)                  818,320
  44,600    Winnebago
            Industries, Inc.       1,353,164
                                ------------
TOTAL COMMON STOCKS
(COST $137,891,672)              155,150,311

SHORT-TERM INVESTMENTS (0.3%)
$489,522    Brown Brothers
            Harriman Time
            Deposit, 4.07%,
            04/03/06#                489,522
                                ------------
TOTAL SHORT-TERM INVESTMENT
(COST $489,522)                      489,522
                                ------------
TOTAL INVESTMENTS 100.7%
(COST $138,381,194)              155,639,833
                                ------------
LIABILITIES LESS OTHER ASSETS
(0.7%)                            (1,162,504)
                                ------------
TOTAL NET ASSETS 100.0%         $154,477,329
                                ============

The accompanying notes are an integral part of the financial statements.

(a)   Non-income producing security.
# BBH Time Deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of March 31, 2006.
ADR American Depositary Receipt


 12   Schedule of Investments

                                                             Management Overview

                                                                ICON Energy Fund


--------------------------------------------------------------------------------
PORTFOLIO PROFILE
March 31, 2006
Equities                                                                   99.9%
Top 10 Equity Holdings                                                     31.5%
Number of Stocks                                                              68
Percentages are based upon net assets.

TOP 10 EQUITY HOLDINGS
March 31, 2006
Petroleo Brasileiro S.A. - ADR                                              4.9%
Grant Prideco, Inc.                                                         3.5%
Ultra Petroleum Corp.                                                       3.5%
Helix Energy Solutions Group, Inc.                                          3.1%
National-OilWell Varco, Inc.                                                2.9%
Petro-Canada - ADR                                                          2.9%
Diamond Offshore Drilling, Inc.                                             2.7%
Nabors Industries, Ltd.                                                     2.7%
Transocean, Inc.                                                            2.7%
Weatherford International, Ltd.                                             2.6%
Percentages are based upon net assets.
--------------------------------------------------------------------------------

Q. HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

A. The ICON Energy Fund appreciated 8.80% for the six-month period ended March 31, 2006, outpacing the 1.43% return for its sector-specific benchmark, the S&P 1500 Energy Index, in addition to the 7.08% return of its broad benchmark, the S&P 1500 Index. Total returns for other periods as of March 31, 2006 are listed on page 16.

Q. WHAT PRIMARY FACTORS WERE BEHIND THE FUND'S RELATIVE PERFORMANCE?

A. The Fund's significant tilt toward the oil & gas equipment & services and oil & gas drilling industries proved to be the primary driver of outsized gains, while underexposure to the integrated oil & gas area and a lack of exposure to benchmark bellwether Exxon Mobil also aided returns.

   From a market capitalization perspective, the Fund's stock selection within the underexposed large-cap group boosted results, as did an overweighting in mid-cap issues. Meanwhile, the Fund's limited exposure to the lagging small-cap space helped to mitigate the drag on relative outperformance. Although our process guides us to emphasize specific industries and securities, it may result in concentration within a given capitalization range.

Q. HOW DID THE PORTFOLIO'S COMPOSITION AFFECT FUND PERFORMANCE?

A. Heavily overweighted positions in the oil & gas equipment & services and oil & gas drilling industries combined with a significant underweight in integrated oil & gas proved highly beneficial to Fund performance during the period. Although the large-cap dominated integrated oil & gas industry represents approximately 60% of the sector benchmark, we found it to be less attractive from a valuation and relative strength standpoint. In contrast, the Fund's exposure to oil & gas exploration & production along with a relatively minimal weighting in oil & gas storage & transportation slowed results.

Q. WHAT IS YOUR INVESTMENT OUTLOOK FOR THE ENERGY SECTOR?

A. Looking ahead, we anticipate a continued upward trend, as energy stock prices in general appear healthy relative to their intrinsic worth. However, because of the strong stock price increase most issues have experienced over the past three years, we expect volatility as investors take profits.

   Based on the fundamentals that comprise our valuation model, we believe the oil & gas drilling and coal & consumable fuels areas offer the best bargains, and if current conditions persist, we expect to be heavily weighted in both. Conversely, we currently view oil & gas refining & marketing as the lone expensive industry, and thus continue to maintain an active underweighting.


                                                       Management Overview    13

ICON Energy Fund

[J.C. WALLER III, PORTFOLIO MANAGER PHOTO]
J.C. Waller, III
Portfolio Manager

    PERFORMANCE HIGHLIGHTS
    March 31, 2006

- A systematic approach to industry selection enabled the Fund to outperform the S&P 1500 Energy Index.


- Overweight positions in oil & gas equipment & services and oil & gas drilling combined with a significant underweight in integrated oil & gas drove gains.


- Although the integrated oil & gas industry represents approximately 60% of the sector benchmark, we found it unattractive from a valuation standpoint.


 14   Management Overview

                                                            INDUSTRY COMPOSITION
                                                                  March 31, 2006

            Oil & Gas Equipment & Services  29.7%
                        Oil & Gas Drilling  24.7%
                      Integrated Oil & Gas  21.8%
        Oil & Gas Exploration & Production  17.0%
                   Coal & Consumable Fuels  3.8%
        Oil & Gas Storage & Transportation  1.6%
                    Construction Materials  1.3%

Percentages are based upon net assets.


                                                       Management Overview    15

ICON Energy Fund

AVERAGE ANNUAL TOTAL RETURN
as of March 31, 2006

                                                                                  SINCE
                                                                                INCEPTION
                                          6 MONTH*      1 YEAR      5 YEARS      11/5/97
-------------------------------------------------------------------------------------------
ICON Energy Fund                           8.80%        41.11%       22.07%       18.18%
-------------------------------------------------------------------------------------------
S&P 1500 Energy Index                      1.43%        23.90%       15.63%       11.28%
-------------------------------------------------------------------------------------------
S&P 1500 Index                             7.08%        13.05%       5.02%        6.08%
-------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative indexes can be found on pages 2 and 3.

* Not annualized.

VALUE OF A $10,000 INVESTMENT
through March 31, 2006
[LINE GRAPH]

                                                    ICON ENERGY FUND          S&P 1500 ENERGY INDEX          S&P 1500 INDEX
                                                    ----------------          ---------------------          --------------
11/5/97                                                 10000.00                    10000.00                    10000.00
                                                         9100.00                     9432.00                    10291.00
03/31/98                                                 9330.00                     9872.00                    11683.00
                                                         8630.00                     9603.00                    11967.00
                                                         6350.00                     8920.00                    10680.00
                                                         5723.00                     8937.00                    13000.00
03/31/99                                                 6726.00                     9455.00                    13472.00
                                                         8164.00                    10671.00                    14520.00
                                                         8083.00                    10579.00                    13597.00
                                                         8600.00                    10702.00                    15632.00
3/31/00                                                 11092.00                    11203.00                    16115.00
                                                        11872.00                    11539.00                    15698.00
                                                        13361.00                    12516.00                    15692.00
                                                        15363.00                    12651.00                    14545.00
3/31/01                                                 15010.00                    11875.00                    12849.00
                                                        14202.00                    12096.00                    13693.00
                                                        12488.00                    10566.00                    11654.00
                                                        14856.00                    11245.00                    12997.00
3/31/02                                                 16385.00                    12350.00                    13121.00
                                                        14823.00                    11769.00                    11435.00
                                                        13117.00                     9493.00                     9460.00
                                                        14004.00                    10190.00                    10228.00
3/31/03                                                 13539.00                    10230.00                     9886.00
                                                        14857.00                    10988.00                    11440.00
                                                        15178.00                    11038.00                    11796.00
                                                        18580.00                    12737.00                    13253.00
3/31/04                                                 20154.00                    13460.00                    13536.00
                                                        21649.00                    14547.00                    13772.00
                                                        24165.00                    16142.00                    13514.00
                                                        25672.00                    16862.00                    14816.00
3/31/05                                                 28840.00                    19815.00                    14521.00
                                                        29882.00                    20283.00                    14771.00
                                                        37406.00                    24205.00                    15332.00
                                                        36433.00                    22554.00                    15657.00
3/31/06                                                 40700.00                    24551.00                    16416.00

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund on its inception date of 11/5/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.


 16   Management Overview

                                                         Schedule of Investments

                                                                ICON Energy Fund
                                                      March 31, 2006 (unaudited)

SHARES                             VALUE
--------------------------------------------
COMMON STOCKS (99.9%)
 75,000    Alpha Natural
           Resources, Inc.(a)   $  1,735,500
 84,700    Anadarko Petroleum
           Corp.                   8,555,547
100,000    Apache Corp.            6,551,000
215,000    Atwood Oceanics,
           Inc.(a)                21,717,150
175,000    Berry Petroleum Co.    11,978,750
100,000    BG Group PLC - ADR      6,271,000
 70,000    BP PLC - ADR            4,825,800
425,000    Chesapeake Energy
           Corp.                  13,349,250
225,000    Chevron Corp.          13,043,250
300,000    China Petroleum and
           Chemical Corp. -
           ADR                    17,508,000
200,014    Cimarex Energy Co.      8,652,606
 85,000    CNOOC, Ltd. - ADR       6,645,300
200,000    Comstock Resources,
           Inc.(a)                 5,938,000
140,000    ConocoPhillips          8,841,000
125,000    CONSOL Energy, Inc.     9,270,000
350,000    Cooper Cameron
           Corp.(a)               15,428,000
300,000    Diamond Offshore
           Drilling, Inc.         26,850,000
150,000    Dril-Quip, Inc.(a)     10,627,500
 75,000    Edge Petroleum
           Corp.(a)                1,873,500
350,000    El Paso Corp.           4,217,500
225,000    Energy Partners,
           Ltd.(a)                 5,305,500
250,000    ENSCO
           International, Inc.    12,862,500
225,000    FMC Technologies,
           Inc.(a)                11,524,500
300,000    Foundation Coal
           Holdings, Inc.         12,342,000
 75,000    GlobalSantaFe Corp.     4,556,250
800,000    Grant Prideco,
           Inc.(a)                34,271,999
325,000    Headwaters, Inc.(a)    12,931,750
800,000    Helix Energy
           Solutions Group,
           Inc.(a)                30,320,000
300,000    Helmerich & Payne,
           Inc.                   20,946,000
125,000    Hornbeck Offshore
           Services, Inc.(a)       4,508,750

SHARES                             VALUE
--------------------------------------------
 50,000    Hydril Co.(a)        $  3,897,500
575,000    KCS Energy, Inc.(a)    14,950,000
375,000    Lone Star
           Technologies,
           Inc.(a)                20,778,750
175,000    Lufkin Industries,
           Inc.                    9,702,000
100,000    Lukoil - ADR            8,290,000
287,050    Marathon Oil Corp.     21,864,599
100,000    Maverick Tube
           Corp.(a)                5,299,000
375,000    Nabors Industries,
           Ltd.(a)                26,842,500
450,000    National-OilWell
           Varco, Inc.(a)         28,854,000
500,000    Newpark Resources,
           Inc.(a)                 4,100,000
180,000    Noble Corp.            14,598,000
475,000    Oil States
           International,
           Inc.(a)                17,503,750
850,000    Parker Drilling
           Co.(a)                  7,879,500
700,000    Patterson-UTI
           Energy, Inc.           22,372,000
280,000    Peabody Energy
           Corp.                  14,114,800
125,000    Penn Virginia Corp.     8,875,000
600,000    Petro-Canada - ADR     28,554,000
220,000    Petrochina Co.,
           Ltd. - ADR             23,089,000
550,000    Petroleo Brasileiro
           S.A. - ADR             47,668,499
150,000    Precision Drilling
           Corp. - ADR             4,851,000
450,000    Pride
           International,
           Inc.(a)                14,031,000
550,000    Range Resources
           Corp.                  15,020,500
100,000    Repsol YPF S.A. -
           ADR                     2,850,000
350,000    Rowan Cos., Inc.       15,386,000
260,000    Royal Dutch Shell -
           Class A - ADR          16,187,600
250,000    Stolt Offshore
           S.A. - ADR(a)           3,872,500
200,000    Suncor Energy,
           Inc. - ADR             15,404,000
800,000    Superior Energy
           Services, Inc.(a)      21,432,000
300,000    TETRA Technologies,
           Inc.(a)                14,112,000
534,300    The Williams
           Companies, Inc.        11,428,677
300,000    Tidewater, Inc.        16,569,000


                                                   Schedule of Investments    17

ICON Energy Fund
March 31, 2006 (unaudited)

SHARES                             VALUE
--------------------------------------------
325,000    Transocean, Inc.(a)  $ 26,097,500
550,000    Ultra Petroleum
           Corp.(a)               34,270,500
425,000    Unit Corp.(a)          23,693,750
175,000    W&T Offshore, Inc.      7,054,250
300,000    W-H Energy
           Services, Inc.(a)      13,347,000

SHARES                             VALUE
--------------------------------------------
549,298    Weatherford
           International,
           Ltd.(a)              $ 25,130,384
400,033    XTO Energy, Inc.       17,429,438
                                ------------
TOTAL INVESTMENT 99.9%
(COST $650,847,148)              980,847,899
OTHER ASSETS LESS LIABILITIES
0.1%                               1,194,771
                                ------------
TOTAL NET ASSETS 100.0%         $982,042,670
                                ============

The accompanying notes are an integral part of the financial statements.

(a)   Non-income producing security.
ADR American Depositary Receipt


 18   Schedule of Investments

                                                             Management Overview

                                                             ICON Financial Fund


--------------------------------------------------------------------------------
PORTFOLIO PROFILE
March 31, 2006
Equities                                                                  100.4%
Top 10 Equity Holdings                                                     27.1%
Number of Stocks                                                              58
Percentages are based upon net assets.

TOP 10 EQUITY HOLDINGS
March 31, 2006
Cash America International, Inc.                                            3.3%
Credit Suisse
Group - ADR                                                                 3.0%
JPMorgan Chase & Co.                                                        3.0%
First Cash Financial Services, Inc.                                         2.9%
China Life Insurance Co., Ltd. - ADR                                        2.6%
ING Group N.V. - ADR                                                        2.6%
HCC Insurance Holdings, Inc.                                                2.5%
Washington Mutual, Inc.                                                     2.5%
Mellon Financial Corp.                                                      2.4%
Ameriprise Financial, Inc.                                                  2.3%
Percentages are based upon net assets.
--------------------------------------------------------------------------------

Q. HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

A. The ICON Financial Fund gained 11.86% for the six-month period ended March 31, 2006, slightly underperforming the 11.98% return of its sector-specific benchmark, the S&P 1500 Financials Index, while outperforming the 7.08% return for its broad benchmark, the S&P 1500 Index. Total returns for other periods as of March 31, 2005 appear on page 22.

Q. WHAT PRIMARY FACTORS WERE BEHIND THE FUND'S RELATIVE PERFORMANCE?

A. The Fund reflected overall improvement in the Financials sector, as banks, asset managers and investment banking & brokerage led the broader market. However, the portfolio slightly underperformed its narrow benchmark due to an underweight in the strong performing thrifts & mortgage finance industry relative to the benchmark. The Fund had no representation in this industry to begin the period, though based on our analysis of valuation and leadership, we subsequently established a significant weighting.

Q. HOW DID THE PORTFOLIO'S COMPOSITION AFFECT FUND PERFORMANCE?

A. Industries that contributed most meaningfully to Fund performance included the heavily overweighted investment banking & brokerage group and the consumer finance area. Conversely, the Fund's underweighting and unfavorable stock selection within the thrifts & mortgage finance group detracted significantly from results. Reinsurance holdings also worked against overall returns and were subsequently reduced on declining relative strength.

Q. WHAT IS YOUR INVESTMENT OUTLOOK FOR THE FINANCIALS SECTOR?

A. While the Financials sector showed a fair amount of value toward the end of the period, the extent of this value had diminished somewhat with the rise in AAA bond yields. Accordingly, we expect to increase our selectivity.

   Our analysis continues to identify opportunistic value within the insurance and banking industries, including thrifts & mortgage finance, regional banks, property & casualty insurance, and life & health insurance. On the other hand, as valuations have climbed in the investment banking & brokerage, specialized finance, real estate management & development, and real estate investment trust areas, ownership positions will be carefully monitored for signs of changing leadership as they approach or exceed fair value.


                                                       Management Overview    19

ICON Financial Fund

(DEREK ROLLINGSON PHOTO)
Derek Rollingson
Portfolio Manager

    PERFORMANCE HIGHLIGHTS
    March 31, 2006

- The Fund reflected overall improvement in the Financials sector, as banks, asset managers and investment banking & brokerage areas led the broader market.


- A value-driven tilt toward investment banking & brokerage and consumer finance proved advantageous to performance.


- Underweighting and unfavorable stock selection within thrifts & mortgage finance detracted from results.


 20   Management Overview

                                                               TOP 10 INDUSTRIES
                                                                  March 31, 2006

            Investment Banking & Brokerage  20.1%
              Thrifts & Mortgage Insurance  11.6%
                          Consumer Finance  11.4%
          Asset Management & Custody Banks  9.1%
      Other Diversified Financial Services  7.8%
                      Multi-Line Insurance  7.7%
                   Life & Health Insurance  5.8%
                       Specialized Finance  5.7%
                         Diversified Banks  5.2%
             Property & Casualty Insurance  3.4%
                            Regional Banks  3.2%
               Diversified Capital Markets  3.0%
             Real Estate Investment Trusts  3.0%
                              Retail REITS  2.0%
      Real Estate Management & Development  1.4%

Percentages are based upon net assets.


                                                       Management Overview    21

ICON Financial Fund

AVERAGE ANNUAL TOTAL RETURN
as of March 31, 2006

                                                                                  SINCE
                                                                                INCEPTION
                                          6 MONTH*      1 YEAR      5 YEARS       7/1/97
-------------------------------------------------------------------------------------------
ICON Financial Fund                        11.86%       17.27%       10.32%       11.29%
-------------------------------------------------------------------------------------------
S&P 1500 Financials Index                  11.98%       18.15%       7.67%        9.62%
-------------------------------------------------------------------------------------------
S&P 1500 Index                             7.08%        13.05%       5.02%        6.70%
-------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative indexes can be found on pages 2 and 3.

* Not annualized.

VALUE OF A $10,000 INVESTMENT
through March 31, 2006
[LINE GRAPH]

                                                   ICON FINANCIAL FUND      S&P 1500 FINANCIALS INDEX        S&P 1500 INDEX
                                                   -------------------      -------------------------        --------------
7/1/97                                                  10000.00                    10000.00                    10000.00
                                                        10510.00                    11141.00                    10796.00
                                                        10526.00                    12020.00                    11056.00
3/31/98                                                 12003.00                    13426.00                    12552.00
                                                        12294.00                    13821.00                    12857.00
                                                         9411.00                    10941.00                    11474.00
                                                        11267.00                    13265.00                    13967.00
3/31/99                                                 11878.00                    14190.00                    14474.00
                                                        12442.00                    14931.00                    15600.00
                                                        10357.00                    12642.00                    14608.00
                                                        11074.00                    13668.00                    16795.00
3/31/00                                                 11342.00                    13923.00                    17314.00
                                                        11366.00                    13526.00                    16865.00
                                                        14307.00                    16727.00                    16858.00
                                                        16613.00                    17081.00                    15626.00
3/31/01                                                 15598.00                    15435.00                    13804.00
                                                        17694.00                    16730.00                    14711.00
                                                        15675.00                    14787.00                    12521.00
                                                        17047.00                    15904.00                    13963.00
3/31/02                                                 17625.00                    16526.00                    14097.00
                                                        16375.00                    15375.00                    12285.00
                                                        13812.00                    12812.00                    10164.00
                                                        14014.00                    13719.00                    10988.00
3/31/03                                                 13011.00                    13027.00                    10621.00
                                                        16193.00                    15404.00                    12291.00
                                                        16899.00                    16097.00                    12673.00
                                                        19659.00                    18038.00                    14238.00
3/31/04                                                 21045.00                    18958.00                    14543.00
                                                        20714.00                    18507.00                    14796.00
                                                        21046.00                    18637.00                    14519.00
                                                        23264.00                    20187.00                    15917.00
3/31/05                                                 21736.00                    18903.00                    15601.00
                                                        22127.00                    19777.00                    15869.00
                                                        22788.00                    19945.00                    16472.00
                                                        23834.00                    21511.00                    16821.00
3/31/06                                                 25491.00                    22334.00                    17637.00

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund on its inception date of 7/1/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.


 22   Management Overview

                                                         Schedule of Investments

                                                             ICON Financial Fund
                                                      March 31, 2006 (unaudited)

SHARES                             VALUE
--------------------------------------------
COMMON STOCKS (100.4%)
 59,700    A.G. Edwards, Inc.   $  2,976,642
103,500    Accredited Home
           Lenders Holding
           Co.(a)                  5,297,130
 50,500    ACE, Ltd.               2,626,505
 74,700    American
           International
           Group, Inc.             4,936,923
168,700    AmeriCredit
           Corp.(a)                5,184,151
124,100    Ameriprise
           Financial, Inc.         5,591,946
 87,900    Boston Private
           Financial Holdings,
           Inc.                    2,970,141
 55,300    Capital One
           Financial Corp.         4,452,756
264,300    Cash America
           International, Inc.     7,934,286
123,900    China Life
           Insurance Co.,
           Ltd. - ADR(a)           6,325,095
 91,500    CIT Group, Inc.         4,897,080
109,700    Citigroup, Inc.         5,182,228
130,400    Credit Suisse
           Group - ADR             7,284,144
 39,200    Downey Financial
           Corp.                   2,638,160
163,000    Eaton Vance Corp.       4,462,940
 88,300    Fannie Mae              4,538,620
163,500    Financial Federal
           Corp.                   4,790,550
351,300    First Cash
           Financial Services,
           Inc.(a)                 7,022,487
 96,800    GFI Group, Inc.(a)      5,024,888
 62,300    Golden West
           Financial Corp.         4,230,170
174,650    HCC Insurance
           Holdings, Inc.          6,077,820
155,800    ING Group N.V. -
           ADR                     6,138,520
 55,800    Investment
           Technology Group,
           Inc.(a)                 2,778,840
 69,700    Investors Financial
           Services Corp.          3,266,839
 42,500    Jones Lang LaSalle,
           Inc.                    3,252,950
171,900    JPMorgan Chase &
           Co.                     7,157,916
120,600    Kimco Realty Corp.      4,901,184
 38,100    Kookmin Bank - ADR      3,258,312

SHARES                             VALUE
--------------------------------------------
170,700    Labranche and Co.,
           Inc.(a)              $  2,698,767
 32,800    Lehman Brothers
           Holding, Inc.           4,740,584
 52,500    Lincoln National
           Corp.                   2,865,975
 48,800    Loews Corp.             4,938,560
162,300    Mellon Financial
           Corp.                   5,777,880
 70,100    Merrill Lynch &
           Co., Inc.               5,521,076
 38,400    MGIC Investment
           Corp.                   2,558,592
 79,300    Morgan Stanley          4,981,626
 75,400    New Century
           Financial Corp.         3,469,908
114,400    NovaStar Financial,
           Inc.                    3,825,536
152,494    optionsXpress
           Holdings, Inc.          4,434,526
 83,700    Philadelphia
           Consolidated
           Holding Corp.(a)        2,857,518
 53,400    PMI Group, Inc.         2,452,128
 87,000    Portfolio Recovery
           Associates, Inc.(a)     4,074,210
 36,400    Prudential
           Financial, Inc.         2,759,484
101,700    Raymond James
           Financial, Inc.         3,006,252
 46,000    RLI Corp.               2,635,800
 50,900    SLM Corp.               2,643,746
 43,200    State Street Corp.      2,610,576
 33,900    SunTrust Banks,
           Inc.                    2,466,564
 24,500    The Bear Stearns
           Cos., Inc.              3,398,150
 27,700    The Goldman Sachs
           Group, Inc.             4,347,792
 29,800    The Hartford
           Financial Services
           Group, Inc.             2,400,390
325,000    TradeStation Group,
           Inc.(a)                 4,491,500
 85,500    Umpqua Holdings
           Corp.                   2,436,750
105,100    UnumProvident Corp.     2,152,448
 75,900    US Bancorp              2,314,950
 91,800    Wachovia Corp.          5,145,390


                                                   Schedule of Investments    23

ICON Financial Fund
March 31, 2006

SHARES                             VALUE
--------------------------------------------
138,400    Washington Mutual,
           Inc.                 $  5,898,608
 27,300    Wells Fargo & Co.       1,743,651
                                ------------
TOTAL INVESTMENT 100.4% (COST
$206,702,212)                    240,848,160
                                ------------
LIABILITIES LESS OTHER ASSETS
(0.4)%                              (856,894)
                                ------------
TOTAL NET ASSETS 100.0%         $239,991,266
                                ============

The accompanying notes are an integral part of the financial statements.

(a)   Non-income producing security.
ADR   American Depositary Receipt


 24   Schedule of Investments

                                                             Management Overview

                                                            ICON Healthcare Fund


--------------------------------------------------------------------------------
PORTFOLIO PROFILE
March 31, 2006
Equities                                                                   93.7%
Top 10 Equity Holdings                                                     24.2%
Number of Stocks                                                              88
Short-Term Investments                                                      6.0%
Percentages are based upon net assets.

TOP 10 EQUITY HOLDINGS
March 31, 2006
Celgene Corp.                                                               3.4%
AmerisourceBergen Corp.                                                     3.1%
McKesson HBOC, Inc.                                                         2.7%
Barr Pharmaceuticals, Inc.                                                  2.7%
Mylan Laboratories, Inc.                                                    2.4%
Henry Schein, Inc.                                                          2.3%
Cardinal Health, Inc.                                                       2.2%
Eli Lilly & Co.                                                             1.8%
Pfizer, Inc.                                                                1.8%
DaVita, Inc.                                                                1.8%
Percentages are based upon net assets.
--------------------------------------------------------------------------------

Q. HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

A. The ICON Healthcare Fund appreciated 5.63% for the six-month period ended March 31, 2006, outperforming the 3.22% return for its sector-specific benchmark, the S&P 1500 Healthcare Index, while underperforming the 7.08% return for its broad benchmark, the S&P 1500 Index. Total returns for other periods as of March 31, 2006 appear on page 28.

Q. WHAT PRIMARY FACTORS WERE BEHIND THE FUND'S RELATIVE PERFORMANCE?

A. A valuation-driven tilt toward healthcare distributors and healthcare services coupled with favorable stock selection in the biotechnology space accounted for the Fund's outperformance. Also assisting gains was the decision to reduce exposure to the managed health care group as relative strength began to wane. While the Fund remained relatively underweight in the healthcare equipment industry, several names within the group detracted from performance.

   From a market capitalization perspective, the Fund revealed a very different makeup than the S&P 1500 Healthcare Index, which is weighted overwhelmingly toward large-cap stocks. The Fund was significantly underweight in this segment.

Q. HOW DID THE PORTFOLIO'S COMPOSITION AFFECT FUND PERFORMANCE?

A. Among the Fund's leading industry contributors during the period were healthcare distributors and healthcare services, both of which displayed a strong combination of value and relative strength. Additionally, stock selection within the equally weighted biotechnology space also served to boost relative performance.

   By contrast, the Fund's positions in the healthcare equipment industry proved detrimental as several holdings in this group witnessed declines.

Q. WHAT IS YOUR INVESTMENT OUTLOOK FOR THE HEALTHCARE SECTOR?

A. While our analysis continues to show widespread value within the Healthcare sector, no one industry stands out as a dominant leader. Our investment approach seeks to capture market leadership along with attractive valuation. At this time we will wait for signs of relative strength before capitalizing on available valve opportunities.


                                                       Management Overview    25

ICON Healthcare Fund

[J.C. WALLER III PHOTO]
J.C. Waller, III
Portfolio Manager

    PERFORMANCE HIGHLIGHTS
    March 31, 2006

- A valuation-driven tilt toward healthcare distributors and healthcare services coupled with favorable stock selection in the biotechnology space aided performance.


- The decision to reduce managed health care exposure on waning relative strength aided results.

- While relatively underweight in healthcare equipment, several of the Fund's names within the group detracted from performance.


 26   Management Overview

                                                            INDUSTRY COMPOSITION
                                                                  March 31, 2006

                           Pharmaceuticals  24.2%
                      Health Care Services  13.8%
                  Health Care Distributors  12.4%
                             Biotechnology  10.9%
                       Managed Health Care  7.5%
            Life Sciences Tools & Services  6.5%
                     Health Care Equipment  6.4%
                    Health Care Facilities  4.9%
                      Health Care Supplies  3.0%
                    Health Care Technology  2.8%
             Specialized Consumer Services  0.7%
                               Drug Retail  0.6%

Percentages are based upon net assets.


                                                       Management Overview    27

ICON Healthcare Fund

AVERAGE ANNUAL TOTAL RETURN
as of March 31, 2006

                                                                                  SINCE
                                                                                INCEPTION
                                         6 MONTHS*      1 YEAR      5 YEARS      2/24/97
-------------------------------------------------------------------------------------------
ICON Healthcare Fund                       5.63%        15.27%       11.44%       13.72%
-------------------------------------------------------------------------------------------
S&P 1500 Healthcare Index                  3.22%        9.67%        2.44%        8.36%
-------------------------------------------------------------------------------------------
S&P 1500 Index                             7.08%        13.05%       5.02%        7.62%
-------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative indexes can be found on pages 2 and 3.

* Not annualized.

VALUE OF A $10,000 INVESTMENT
through March 31, 2006
[LINE GRAPH]

                                                                              S&P 1500 HEALTH CARE
                                                  ICON HEALTHCARE FUND                INDEX                  S&P 1500 INDEX
                                                  --------------------        --------------------           --------------
2/24/97                                                 10000.00                    10000.00                    10000.00
                                                         9460.00                     8940.00                     9368.00
                                                        11080.00                    11104.00                    10981.00
                                                        11780.00                    11169.00                    11933.00
                                                        11644.00                    11995.00                    12221.00
3/31/98                                                 13319.00                    14014.00                    13874.00
                                                        13813.00                    14945.00                    14211.00
                                                        12224.00                    14703.00                    12682.00
                                                        13427.00                    16953.00                    15438.00
3/31/99                                                 13500.00                    17464.00                    15999.00
                                                        13863.00                    16807.00                    17243.00
                                                        11571.00                    15192.00                    16147.00
                                                        13938.00                    15787.00                    18564.00
3/31/00                                                 15234.00                    16050.00                    19137.00
                                                        17042.00                    19693.00                    18642.00
                                                        17976.00                    19880.00                    18634.00
                                                        19936.00                    21802.00                    17272.00
3/31/01                                                 18731.00                    18405.00                    15258.00
                                                        20498.00                    18659.00                    16261.00
                                                        18585.00                    18850.00                    13839.00
                                                        19303.00                    19285.00                    15434.00
3/31/02                                                 19845.00                    19189.00                    15582.00
                                                        19524.00                    16124.00                    13580.00
                                                        17540.00                    14975.00                    11234.00
                                                        17523.00                    15629.00                    12146.00
3/31/03                                                 17337.00                    15824.00                    11740.00
                                                        20236.00                    17535.00                    13585.00
                                                        20812.00                    16927.00                    14008.00
                                                        22981.00                    18382.00                    15738.00
3/31/04                                                 23895.00                    18439.00                    16075.00
                                                        24777.00                    18954.00                    16354.00
                                                        23201.00                    17940.00                    16048.00
                                                        27102.00                    18998.00                    17594.00
3/31/05                                                 27934.00                    18932.00                    17244.00
                                                        29598.00                    19748.00                    17540.00
                                                        30483.00                    20115.00                    18207.00
                                                        30871.00                    20421.00                    18593.00
3/31/06                                                 32198.00                    20762.00                    19495.00

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund on its inception date of 2/24/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.


 28   Management Overview

                                                         Schedule of Investments

                                                            ICON Healthcare Fund
                                                      March 31, 2006 (unaudited)

SHARES OR PRINCIPAL AMOUNT             VALUE
--------------------------------------------
COMMON STOCKS (93.7%)
    225,000    Adams
               Respiratory
               Therapeutics,
               Inc.(a)          $  8,948,250
    250,000    Aetna, Inc.        12,285,000
     25,000    Alliance
               Imaging,
               Inc.(a)               161,000
    200,000    Alpharma,
               Inc. - Class A      5,364,000
    500,000    AmerisourceBergen
               Corp.              24,135,000
    225,000    AMN Healthcare
               Services,
               Inc.(a)             4,212,000
    160,000    Arrow
               International,
               Inc.                5,227,200
    225,000    AstraZeneca
               PLC - ADR          11,301,750
    325,000    Barr
               Pharmaceuticals,
               Inc.(a)            20,468,500
    125,000    Biogen Idec
               Inc.(a)             5,887,500
    275,000    Biovail Corp.       6,696,250
    225,000    Bradley
               Pharmaceuticals,
               Inc.(a)             3,345,750
    150,000    Cambrex Corp.       2,931,000
    225,000    Cardinal
               Health, Inc.       16,767,000
    215,000    Caremark Rx,
               Inc.(a)            10,573,700
    600,000    Celgene
               Corp.(a)           26,532,000
    200,000    Cephalon,
               Inc.(a)            12,050,000
    200,000    Cerner Corp.(a)     9,490,000
     50,000    CIGNA Corp.         6,531,000
    250,000    Community
               Health Systems,
               Inc.(a)             9,037,500
    150,000    Connetics
               Corp.(a)            2,539,500
    175,000    Coventry Health
               Care, Inc.(a)       9,446,500
    172,100    Cross Country
               Healthcare,
               Inc.(a)             3,331,856
    150,000    CVS Corp.           4,480,500
    300,000    Cytyc Corp.(a)      8,454,000
    225,000    DaVita, Inc.(a)    13,547,250
     35,000    Dentsply
               International,
               Inc.                2,035,250
    300,000    Digene Corp.(a)    11,730,000

SHARES OR PRINCIPAL AMOUNT             VALUE
--------------------------------------------
    100,000    Dr. Reddy's
               Laboratories,
               Ltd. - ADR       $  3,140,000
     81,500    Edwards
               Lifesciences
               Corp.(a)            3,545,250
    250,000    Eli Lilly & Co.    13,825,000
    300,000    Emdeon Corp.(a)     3,240,000
    300,000    Encore Medical
               Corp.(a)            1,536,000
    100,000    Express
               Scripts,
               Inc.(a)             8,790,000
    250,000    First Horizon
               Pharmaceutical
               Corp.(a)            6,302,500
    175,000    Fisher
               Scientific
               International
               Inc.(a)            11,908,750
    225,000    Forest
               Laboratories,
               Inc.(a)            10,041,750
    150,000    Gilead
               Sciences,
               Inc.(a)             9,333,000
    150,000    Health Net,
               Inc.(a)             7,623,000
    225,000    HealthExtras,
               Inc.(a)             7,942,500
    208,500    Healthways,
               Inc.(a)            10,620,990
    375,000    Henry Schein,
               Inc.(a)            17,947,500
    172,500    Hi-Tech
               Pharmacal Co.,
               Inc.(a)             4,864,500
    150,000    Humana, Inc.(a)     7,897,500
     70,100    Icon
               PLC - ADR(a)        3,427,189
    200,000    Immucor,
               Inc.(a)             5,738,000
     75,000    Invitrogen
               Corp(a)             5,259,750
    125,000    Johnson &
               Johnson, Inc.       7,402,500
    325,000    K-V
               Pharmaceutical
               Co.(a)              7,839,000
    500,000    King
               Pharmaceuticals,
               Inc.(a)             8,625,000
    200,000    Laboratory
               Corp. of
               America
               Holdings(a)        11,696,000
    200,000    LifeCell
               Corp.(a)            4,510,000
    175,000    Lincare
               Holdings,
               Inc.(a)             6,818,000
    280,000    Manor Care,
               Inc.               12,418,000


                                                   Schedule of Investments    29

ICON Healthcare Fund
March 31, 2006 (unaudited)

SHARES OR PRINCIPAL AMOUNT             VALUE
--------------------------------------------
    200,000    Martek
               Biosciences
               Corp.(a)         $  6,566,000
    144,500    Matthews
               International
               Corp. - Class A     5,528,570
    400,000    McKesson HBOC,
               Inc.               20,852,000
    200,000    MedcoHealth
               Solutions,
               Inc.(a)            11,444,000
    200,000    Molecular
               Devices
               Corp.(a)            6,632,000
    775,000    Mylan
               Laboratories,
               Inc.               18,135,000
     75,000    Omnicare, Inc.      4,124,250
    200,000    Owens & Minor,
               Inc.                6,554,000
     50,000    Palomar Medical
               Technologies,
               Inc.(a)             1,672,500
    250,000    Par
               Pharmaceutical
               Cos., Inc.(a)       7,045,000
    100,000    Parexel
               International
               Corp.(a)            2,644,000
    350,000    Per-Se
               Technologies,
               Inc.(a)             9,331,000
    550,000    Pfizer, Inc.       13,706,000
    325,600    Pharmaceutical
               Product
               Development,
               Inc.               11,269,016
    150,000    Possis Medical,
               Inc.(a)             1,524,000
    475,000    PSS World
               Medical,
               Inc.(a)             9,162,750
    252,000    Psychiatric
               Solutions,
               Inc.(a)             8,348,760
    125,000    Quest
               Diagnostics,
               Inc.                6,412,500
    180,000    ResMed, Inc.(a)     7,916,400
    200,000    Respironics,
               Inc.(a)             7,782,000
    200,000    Salix
               Pharmaceuticals,
               Ltd.(a)             3,302,000

SHARES OR PRINCIPAL AMOUNT             VALUE
--------------------------------------------
     60,000    Schick
               Technologies,
               Inc.(a)          $  2,994,000
    150,000    SonoSite,
               Inc.(a)             6,096,000
    175,000    Stryker Corp.       7,759,500
    225,000    Teva
               Pharmaceutical
               Industries,
               Ltd. - ADR          9,265,500
    175,000    Thermo Electron
               Corp.(a)            6,490,750
    212,800    United Surgical
               Partners
               International,
               Inc.(a)             7,535,248
    175,000    United
               Therapeutics
               Corp.(a)           11,599,000
     75,024    UnitedHealth
               Group, Inc.         4,190,841
    200,000    Ventiv Health,
               Inc.(a)             6,644,000
    200,000    Watson
               Pharmaceuticals,
               Inc.(a)             5,748,000
    140,072    Wellpoint,
               Inc.(a)            10,845,775
    150,000    West
               Pharmaceutical
               Services, Inc.      5,208,000
    180,000    Wyeth               8,733,600
                                ------------
TOTAL COMMON STOCKS
(COST $572,075,719)              722,862,895

SHORT-TERM INVESTMENTS (6.0%)
$46,417,777    Brown Brothers
               Harriman Time
               Deposit, 4.07%,
               04/03/06#          46,417,777
                                ------------
TOTAL SHORT-TERM INVESTMENTS
(COST $46,417,777)                46,417,777
                                ------------
TOTAL INVESTMENTS 99.7%
(COST $618,493,496)              769,280,672
                                ------------
OTHER ASSETS LESS LIABILITIES
0.3%                               2,031,304
                                ------------
TOTAL NET ASSETS 100.0%         $771,311,976
                                ============

The accompanying notes are an integral part of the financial statements.

(a)   Non-income producing security.
# BBH Time Deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of March 31, 2006.
ADR American Depositary Receipt

 30   Schedule of Investments

                                                             Management Overview

                                                           ICON Industrials Fund


--------------------------------------------------------------------------------
PORTFOLIO PROFILE
March 31, 2006
Equities                                                                   99.2%
Top 10 Equity Holdings                                                     20.0%
Number of Stocks                                                              91
Short-Term Investments                                                      0.5%
Percentages are based upon net assets.

TOP 10 EQUITY HOLDINGS
March 31, 2006
Wesco International, Inc.                                                   2.5%
Burlington Northern Santa Fe Corp.                                          2.1%
Norfolk Southern Corp.                                                      2.1%
Oshkosh Truck Corp.                                                         2.0%
American Science and Engineering, Inc.                                      2.0%
FedEx Corp.                                                                 1.9%
Ceradyne, Inc.                                                              1.9%
MSC Industrial Direct Co., Inc. - Class A                                   1.9%
Canadian National Railway Co. - ADR                                         1.8%
Fastenal Co.                                                                1.8%
Percentages are based upon net assets.
--------------------------------------------------------------------------------

Q. HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

A. The ICON Industrials Fund advanced 20.34% for the six-month period ended March 31, 2006, outperforming both the 14.01% return for its sector-specific benchmark, the S&P 1500 Industrials Index, and the 7.08% return of its broad benchmark, the S&P 1500 Index. Total returns for other periods as of March 31, 2006 appear on page 34.

Q. WHAT PRIMARY FACTORS WERE BEHIND THE FUND'S RELATIVE PERFORMANCE?

A. ICON's valuation-driven investment approach coupled with continued strong economic fundamentals favoring cyclical stocks enabled the Fund to post substantial upside gains. This atmosphere was conducive to the Industrials sector, which tends to perform best during times of economic expansion.

   Overall, the Fund's tilt toward economically sensitive groups such as railroads, construction & farm machinery & heavy trucks, industrial machinery, and trading companies & distributors drove its outsized gains, while significantly underweight exposure to industrial conglomerates insulated the Fund from these lagging benchmark bellwethers.

Q. HOW DID THE PORTFOLIO'S COMPOSITION AFFECT FUND PERFORMANCE?

A. With strong economic growth and increased demand bolstering fundamentals in transportation-related industries, the broader construction group, industrial machinery and trading companies & distributors, the Fund's overweighting in these areas relative to the sector benchmark proved highly beneficial.

   A standout among these groups was the construction & farm machinery & heavy trucks space, where the Fund maintained an approximate 11% average weighting and witnessed a gain of approximately 39% for the period. Moreover, the Fund benefited from its lack of exposure to the industrial conglomerates area, a group that returned approximately 4.5% for the period, less than a third of the return delivered by the S&P 1500 Industrials Index.

Q. WHAT IS YOUR INVESTMENT OUTLOOK FOR THE INDUSTRIALS SECTOR?

A. Due to strong overall performance and the recent rise in long-term bond yields, we have seen general dissipation in the value of the Industrials sector. Despite this, we continue to find what we believe are attractive valuations in some of the broader industries, namely transportation-related groups, industrial machinery, aerospace & defense, and building products.

   Going forward, while some industries are growing expensive and thus dragging down the overall value of the Industrials sector, we believe there are still attractive opportunities in broader industries.

                                                       Management Overview    31

ICON Industrials Fund

[TODD BURCHETT PHOTO]
Todd Burchett
Portfolio Manager


    PERFORMANCE HIGHLIGHTS
    March 31, 2006

- The Fund benefited from a lack of exposure to bellwether industrial conglomerates.

- The construction & farm machinery & heavy trucks industry and trading companies & distributors group contributing most significantly to results, while minimal exposure to industrial conglomerates slowed performance.


 32   Management Overview

                                                            INDUSTRY COMPOSITION
                                                                  March 31, 2006

                                Industrial Machinery  18.3%
                                 Aerospace & Defense  11.9%
                                           Railroads  11.5%
        Construction & Farm Machinery & Heavy Trucks  10.4%
                    Trading Companies & Distributors  9.0%
                             Air Freight & Logistics  7.9%
                                            Trucking  6.4%
                                   Building Products  4.6%
                                            Airlines  4.0%
                Human Resource & Employment Services  3.6%
                   Electrical Components & Equipment  3.4%
      Diversified Commercial & Professional Services  2.4%
                                            Trucking  1.8%
                          Construction & Engineering  1.5%
                                              Marine  1.3%
                 Environmental & Facilities Services  0.6%
                          Office Services & Supplies  0.6%

Percentages are based upon net assets.


                                                       Management Overview    33

ICON Industrials Fund

AVERAGE ANNUAL TOTAL RETURN
as of March 31, 2006

                                                                                  SINCE
                                                                                INCEPTION
                                         6 MONTHS*      1 YEAR      5 YEARS       5/9/97
-------------------------------------------------------------------------------------------
ICON Industrials Fund                      20.34%       28.86%       11.25%       6.99%
-------------------------------------------------------------------------------------------
S&P 1500 Industrials Index                 14.01%       14.71%       7.08%        7.60%
-------------------------------------------------------------------------------------------
S&P 1500 Index                             7.08%        13.05%       5.02%        7.56%
-------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative indexes can be found on pages 2 and 3.

* Not annualized.

VALUE OF A $10,000 INVESTMENT
through March 31, 2006
[LINE GRAPH]

                                                 ICON INDUSTRIALS FUND     S&P 1500 INDUSTRIALS INDEX        S&P 1500 INDEX
                                                 ---------------------     --------------------------        --------------
5/9/97                                                 10000.00                     10000.00                    10000.00
                                                       10790.00                     10956.00                    10767.00
                                                       12400.00                     11623.00                    11700.00
                                                       11605.00                     11509.00                    11982.00
3/31/98                                                12995.00                     12970.00                    13604.00
                                                       11819.00                     12459.00                    13934.00
                                                        9662.00                     10543.00                    12435.00
                                                       12226.00                     12465.00                    15137.00
3/31/99                                                11503.00                     12572.00                    15687.00
                                                       13080.00                     14186.00                    16907.00
                                                       11295.00                     13339.00                    15832.00
                                                       11402.00                     14537.00                    18202.00
3/31/00                                                11068.00                     14412.00                    18764.00
                                                       10568.00                     14190.00                    18278.00
                                                       10805.00                     15263.00                    18271.00
                                                       11888.00                     15228.00                    16935.00
3/31/01                                                10706.00                     13632.00                    14961.00
                                                       12055.00                     15157.00                    15943.00
                                                       10205.00                     12296.00                    13569.00
                                                       12079.00                     14343.00                    15133.00
3/31/02                                                13164.00                     14377.00                    15278.00
                                                       12114.00                     12531.00                    13315.00
                                                        9500.00                     10293.00                    11015.00
                                                        9536.00                     10852.00                    11909.00
3/31/03                                                 8462.00                     10266.00                    11511.00
                                                        9680.00                     11879.00                    13320.00
                                                       10504.00                     12492.00                    13735.00
                                                       12032.00                     14340.00                    15431.00
3/31/04                                                12127.00                     14277.00                    15761.00
                                                       12807.00                     15482.00                    16035.00
                                                       12556.00                     15376.00                    15735.00
                                                       14466.00                     17028.00                    17251.00
3/31/05                                                14155.00                     16729.00                    16908.00
                                                       14023.00                     16279.00                    17198.00
                                                       15158.00                     16832.00                    17852.00
                                                       15640.00                     17672.00                    18230.00
3/31/06                                                18241.00                     19190.00                    19115.00

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund on its inception date of 5/9/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.


 34   Management Overview

                                                         Schedule of Investments

                                                           ICON Industrials Fund
                                                      March 31, 2006 (unaudited)

SHARES OR PRINCIPAL AMOUNT          VALUE
---------------------------------------------
COMMON STOCKS (99.2%)
   123,000    A.S.V., Inc.(a)    $  3,963,060
    20,000    Actuant Corp. -
              Class A               1,224,400
    67,000    Alaska Air Group,
              Inc.(a)               2,375,150
    89,000    Albany
              International
              Corp. - Class A       3,390,010
    23,900    Alliant
              Techsystems,
              Inc.(a)               1,844,363
    55,500    American Science
              and Engineering,
              Inc.(a)               5,183,700
    68,300    AMR Corp.(a)          1,847,515
    84,500    Apogee
              Enterprises, Inc.     1,426,360
    51,700    Arkansas Best
              Corp.                 2,022,504
    90,000    Barnes Group,
              Inc.                  3,645,000
    60,000    Barrett Business
              Services, Inc.(a)     1,620,000
    55,000    Builders
              FirstSource,
              Inc.(a)               1,249,050
    65,000    Burlington
              Northern Santa Fe
              Corp.                 5,416,449
    35,300    C.H. Robinson
              Worldwide, Inc.       1,732,877
   105,000    Canadian National
              Railway Co. - ADR     4,754,400
    57,000    Canadian Pacific
              Railway, Ltd. -
              ADR                   2,848,290
    58,000    Caterpillar, Inc.     4,164,980
    63,900    Celadon Group,
              Inc.(a)               1,398,771
   100,000    Ceradyne, Inc.(a)     4,990,000
    68,000    CSX Corp.             4,066,400
    37,000    Cummins, Inc.         3,888,700
    25,000    Curtiss-Wright
              Corp.                 1,655,000
    65,000    Danaher Corp.         4,130,750
    25,000    Dynamex, Inc.(a)        483,000
    45,000    Eaton Corp.           3,283,650
    53,000    ElkCorp               1,788,750
    27,000    EMCOR Group,
              Inc.(a)               1,340,820

SHARES OR PRINCIPAL AMOUNT          VALUE
---------------------------------------------
    86,700    Empresa
              Brasileira de
              Aeronautica
              S.A. - ADR         $  3,194,895
   100,000    Fastenal Co.          4,734,000
    45,000    FedEx Corp.           5,082,300
    54,400    Flanders Corp.(a)       635,392
    51,300    Franklin Electric
              Co., Inc.             2,803,545
   125,000    FTI Consulting,
              Inc.(a)               3,566,250
    55,000    Gardner Denver,
              Inc.(a)               3,586,000
    44,400    General Cable
              Corp.(a)              1,346,652
    45,800    General Dynamics
              Corp.                 2,930,284
   150,000    Genesee &
              Wyoming, Inc.(a)      4,602,000
    40,800    Granite
              Construction,
              Inc.                  1,986,144
    27,100    Harsco Corp.          2,239,002
    61,700    Healthcare
              Services Group,
              Inc.                  1,317,912
    40,000    IDEX Corp.            2,086,800
    60,000    Ingersoll Rand
              Co. Ltd. - Class
              A                     2,507,400
     7,000    Jacobs
              Engineering
              Group, Inc.(a)          607,180
    69,400    Joy Global, Inc.      4,148,038
    46,700    Kaydon Corp.          1,884,812
   110,000    Kforce, Inc.(a)       1,402,500
    51,000    Kirby Corp.(a)        3,473,610
   218,550    Knight
              Transportation,
              Inc.                  4,316,363
    78,000    Labor Ready,
              Inc.(a)               1,868,100
   130,500    Lennox
              International,
              Inc.                  3,896,730
    86,000    Lincoln Electric
              Holdings, Inc.        4,643,140
    15,000    Lockheed Martin
              Corp.                 1,126,950
    58,000    Manpower, Inc.        3,316,440
    90,000    Marten Transport,
              Ltd.(a)               1,628,100
    60,000    Masco Corp.           1,949,400
   155,100    Mesa Air Group,
              Inc.(a)               1,774,344


                                                   Schedule of Investments    35

ICON Industrials Fund
March 31, 2006

SHARES OR PRINCIPAL AMOUNT          VALUE
---------------------------------------------
    26,500    Monster
              Worldwide,
              Inc.(a)            $  1,321,290
    50,000    Moog, Inc. -
              Class A(a)            1,774,500
    90,000    MSC Industrial
              Direct Co.,
              Inc. - Class A        4,861,800
   100,000    Norfolk Southern
              Corp.                 5,407,000
    45,000    Northrop Grumman
              Corp.                 3,073,050
   165,000    Old Dominion
              Freight Line,
              Inc.(a)               4,446,750
   200,000    Orbital Sciences
              Corp.(a)              3,164,000
    84,000    Oshkosh Truck
              Corp.                 5,228,160
    21,000    PACCAR, Inc.          1,480,080
   134,700    Pacer
              International,
              Inc.                  4,401,996
    50,000    Parker Hannifin
              Corp.                 4,030,500
    50,000    Regal-Beloit
              Corp.                 2,113,500
    55,950    Rollins, Inc.         1,132,428
    53,000    Roper Industries,
              Inc.                  2,577,390
   105,400    Ryder System,
              Inc.                  4,719,812
    60,000    SCS
              Transportation,
              Inc.(a)               1,746,600
   150,000    SkyWest, Inc.         4,390,500
     7,900    Stericycle,
              Inc.(a)                 534,198
    16,400    Terex Corp.(a)        1,299,536
    47,000    The Boeing Co.        3,662,710
    48,000    The Middleby
              Corp.(a)              4,018,560
    62,000    The Toro Co.          2,960,500
    40,000    Timken Co.            1,290,800

SHARES OR PRINCIPAL AMOUNT          VALUE
---------------------------------------------
    30,000    Union Pacific
              Corp.              $  2,800,500
    25,000    United Industrial
              Corp.                 1,523,250
    57,700    United Parcel
              Service, Inc. -
              Class B               4,580,226
    30,000    United
              Stationers,
              Inc.(a)               1,593,000
    40,000    United
              Technologies
              Corp.                 2,318,800
    30,000    Universal Forest
              Products, Inc.        1,904,700
    42,100    USA Truck,
              Inc.(a)               1,036,502
   126,000    UTI Worldwide,
              Inc. - ADR            3,981,600
    50,000    W.W. Grainger,
              Inc.                  3,767,500
    51,200    Watsco, Inc.          3,637,760
    94,800    Wesco
              International,
              Inc.(a)               6,447,348
    28,700    West Corp.(a)         1,281,742
                                 ------------
TOTAL COMMON STOCKS (COST
$194,203,052)                     258,896,820

SHORT-TERM INVESTMENTS (0.5%)
$1,375,561    Brown Brothers
              Harriman Time
              Deposit, 4.07%,
              04/03/06 #            1,375,561
                                 ------------
TOTAL SHORT-TERM INVESTMENT
(COST $1,375,561)                   1,375,561
TOTAL INVESTMENTS 99.7% (COST
$195,578,613)                     260,272,381
                                 ------------
OTHER ASSETS LESS LIABILITIES
0.3%                                  869,022
                                 ------------
TOTAL NET ASSETS 100.0%          $261,141,403
                                 ============

The accompanying notes are an integral part of the financial statements.

(a)   Non-income producing security.
# BBH Time Deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of March 31, 2006.
ADR American Depositary Receipt


 36   Schedule of Investments

                                                             Management Overview

                                                ICON Information Technology Fund


--------------------------------------------------------------------------------
PORTFOLIO PROFILE
March 31, 2006
Equities                                                                  100.2%
Top 10 Equity Holdings                                                     23.9%
Number of Stocks                                                              81
Short-Term Investments                                                      0.0%
Percentages are based upon net assets.

TOP 10 EQUITY HOLDINGS
March 31, 2006
International Business Machines Corp.                                       3.1%
Seagate Technology                                                          2.6%
Komag, Inc.                                                                 2.6%
Google, Inc. - Class A                                                      2.5%
Hutchinson Technology, Inc.                                                 2.4%
Hewlett-Packard Co.                                                         2.3%
Apple Computer, Inc.                                                        2.3%
Taiwan Semiconductor Manufacturing Co., Ltd. - ADR                          2.1%
Nokia Corp. - ADR                                                           2.0%
Satyam Computer Services, Ltd. - ADR                                        2.0%
Percentages are based upon net assets.
--------------------------------------------------------------------------------

Q. HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

A. The ICON Information Technology Fund appreciated 6.55% for the six-month period ended March 31, 2006, trailing its narrow benchmarks, the S&P 1500 Information Technology Index and the NADSAQ Composite Index, which returned 6.76% and 9.28%, respectively, while also lagging its broad benchmark, the S&P 1500 Index, which returned 7.08%. Total returns for other periods as of March 31, 2006 appear on page 40.

Q. WHAT PRIMARY FACTORS WERE BEHIND THE FUND'S RELATIVE PERFORMANCE?

A. The Fund underperformed both its broad and narrow benchmarks during a period best characterized by its lack of clear and sustained industry leadership - a difficult setting given the Fund's thematic investment approach. Moreover, at the beginning of the period, our system did not detect any significant industry valuation discrepancies.

   Overall, industry allocations yielded a positive impact on relative performance versus the sector-specific benchmark. However, a handful of large-cap names, specifically Cisco Systems, Qualcomm and Corning, significantly outperformed the benchmark. According to our system, these larger names were not as undervalued as some of their small- and mid-cap counterparts. Consequently, their lower weights worked against Fund performance.

Q. HOW DID THE PORTFOLIO'S COMPOSITION AFFECT FUND PERFORMANCE?

A. Among industries that made measurable contributions to Fund results were IT consulting & other services, electronic equipment manufacturers, computer hardware, and computer storage & peripherals. In contrast, significant detractors included systems software, application software, and semiconductors.

   Because our quantitative analysis did not detect a strong combination of value and relative strength, the Fund did not take aggressively high weightings in any of the 15 industries we track. However, the Fund's largest average position during this period was in the positively performing communications equipment area, which, due in part to our underweight exposure to benchmark-heavy Cisco, underperformed on a relative basis. Conversely, the Fund's active underweight in the negatively performing semiconductor space served to benefit relative returns.

Q. WHAT IS YOUR INVESTMENT OUTLOOK FOR THE INFORMATION TECHNOLOGY SECTOR?

A. Trading at a slight discount to our estimate of fair value, the Information Technology sector was among the market's best performers at period-end. Valuations, in our view, are thinning as prices have closed the gap on

                                                       Management Overview    37

ICON Information Technology Fund

[ROBERT STRAUS, CMT PHOTO]
Robert Straus, CMT
Portfolio Manager

   intrinsic value. Nevertheless, our analysis indicates residual upside potential in the sector, although greater selectivity will need to be exercised going forward. Given strong interest in the overall market uptrend, we believe the sector will participate in a continuation of the current broad-based rally over the next six to twelve months.

    PERFORMANCE HIGHLIGHTS
    March 31, 2006

- A handful of large-cap names significantly outperformed the sector benchmark, although the Fund's relative underweight in these issues worked against performance.


- Because our quantitative analysis did not detect a strong combination of value and relative strength, the Fund did not take aggressively high industry weightings.


- IT consulting & other services, electronic equipment manufacturers, computer hardware and computer storage & peripherals aided results, while systems software, application software and semiconductors detracted from returns.


 38   Management Overview

                                                            INDUSTRY COMPOSITION
                                                                  March 31, 2006

                  Communications Equipment  12.7%
                         Computer Hardware  11.3%
            Computer Storage & Peripherals  10.9%
     Data Processing & Outsourced Services  10.9%
                            Semiconductors  10.4%
        Electronic Equipment Manufacturers  8.7%
                      Application Software  7.0%
                   Technology Distributors  6.5%
                Internet Software Services  6.3%
            IT Consulting & Other Services  5.8%
                   Semiconductor Equipment  5.6%
                        Office Electronics  2.2%
         Electronic Manufacturing Services  1.9%

Percentages are based upon net assets.


                                                       Management Overview    39

ICON Information Technology Fund

AVERAGE ANNUAL TOTAL RETURN
as of March 31, 2006

                                                                                  SINCE
                                                                                INCEPTION
                                          6 MONTH*      1 YEAR      5 YEARS      2/19/97
-------------------------------------------------------------------------------------------
ICON Information Technology Fund           6.55%        14.30%       -1.07%       11.37%
-------------------------------------------------------------------------------------------
S&P 1500 Information Technology Index      6.76%        15.22%       0.66%        5.73%
-------------------------------------------------------------------------------------------
NASDAQ Composite index                     9.28%        18.02%       5.48%        6.55%
-------------------------------------------------------------------------------------------
S&P 1500 Index                             7.08%        13.05%       5.02%        7.56%
-------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative indexes can be found on pages 2 and 3.

* Not annualized.

VALUE OF A $10,000 INVESTMENT
through March 31, 2006
[LINE GRAPH]

                                          ICON INFORMATION     S&P 1500 INFORMATION     NASDAQ COMPOSITE
                                          TECHNOLOGY FUND        TECHNOLOGY INDEX            INDEX              S&P 1500 INDEX
                                          ----------------     --------------------     ----------------        --------------
2/19/97                                       10000.00               10000.00               10000.00               10000.00
                                               9210.00                9036.00                8949.00                9334.00
                                              10850.00               10958.00               10580.00               10941.00
                                              12961.00               12853.00               12379.00               11890.00
                                              10432.00               11312.00               11546.00               12176.00
3/31/98                                       11524.00               13581.00               13511.00               13824.00
                                              11088.00               14584.00               13960.00               14160.00
                                               9569.00               14126.00               12492.00               12636.00
                                              13975.00               19383.00               16188.00               15382.00
3/31/99                                       15490.00               21379.00               18185.00               15941.00
                                              19901.00               24062.00               19862.00               17181.00
                                              21008.00               25075.00               20319.00               16088.00
                                              29493.00               34155.00               30129.00               18496.00
3/31/00                                       36190.00               38844.00               33868.00               19068.00
                                              33516.00               35387.00               29387.00               18574.00
                                              33456.00               30971.00               27224.00               18567.00
                                              33646.00               21169.00               18322.00               17209.00
3/31/01                                       28149.00               16075.00               13657.00               15203.00
                                              32236.00               18117.00               16051.00               16202.00
                                              22449.00               12273.00               11140.00               13789.00
                                              29269.00               16476.00               14507.00               15378.00
3/31/02                                       29699.00               15416.00               13738.00               15525.00
                                              23079.00               11450.00               10903.00               13530.00
                                              17208.00                8437.00                8742.00               11194.00
                                              17151.00               10296.00                9972.00               12101.00
3/31/03                                       15568.00               10196.00               10030.00               11697.00
                                              20892.00               12127.00               12147.00               13536.00
                                              23798.00               13474.00               13388.00               13957.00
                                              25210.00               15226.00               15035.00               15681.00
3/31/04                                       25411.00               14887.00               14982.00               16016.00
                                              24059.00               15249.00               15402.00               16295.00
                                              22736.00               13698.00               14287.00               15990.00
                                              26190.00               15568.00               16411.00               17530.00
3/31/05                                       23340.00               14420.00               15106.00               17181.00
                                              23831.00               14661.00               15570.00               17477.00
                                              25039.00               15563.00               16314.00               18141.00
                                              25154.00               15815.00               16760.00               18525.00
3/31/06                                       26678.00               16615.00               17829.00               19424.00

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund on its inception date of 2/19/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.


 40   Management Overview

                                                         Schedule of Investments

                                                ICON Information Technology Fund
                                                      March 31, 2006 (unaudited)

SHARES OR PRINCIPAL AMOUNT             VALUE
--------------------------------------------
COMMON STOCKS (100.2%)
 103,200    Affiliated
            Computer Services,
            Inc. - Class A(a)   $  6,156,912
  90,000    Amphenol Corp. -
            Class A                4,696,200
  34,300    Analog Devices,
            Inc.                   1,313,347
  80,800    Anixter
            International,
            Inc.                   3,860,624
 117,700    Apple Computer,
            Inc.(a)                7,382,144
 171,900    Arris Group,
            Inc.(a)                2,365,344
 133,900    Arrow Electronics,
            Inc.(a)                4,320,953
  98,000    ATI Technologies,
            Inc. - ADR(a)          1,683,640
 261,900    AU Optronics
            Corp. - ADR            3,904,929
  46,800    Avid Technology,
            Inc.(a)                2,033,928
  86,900    Avnet, Inc.(a)         2,205,522
  63,300    Benchmark
            Electronics,
            Inc.(a)                2,427,555
  93,700    Cabot
            Microelectronics
            Corp.(a)               3,476,270
 248,500    Cadence Design
            Systems, Inc.(a)       4,594,765
  66,300    CANON, Inc. - ADR      4,379,115
 211,500    Checkpoint
            Systems, Inc.(a)       5,685,120
  82,800    Cognizant
            Technology
            Solutions Corp.(a)     4,925,772
  99,200    Computer Sciences
            Corp.(a)               5,510,560
 170,400    Convergys Corp.(a)     3,102,984
 233,800    Corning, Inc.(a)       6,291,558
  93,700    CSG Systems
            International,
            Inc.(a)                2,179,462
 115,200    Diebold, Inc.          4,734,720
 364,600    EFJ, Inc.(a)           3,934,034
 216,100    EMC Corp.(a)           2,945,443
 246,700    EPIQ Systems,
            Inc.(a)                4,687,300
  62,600    Euronet Worldwide,
            Inc.(a)                2,368,158
  39,500    Fair Issac Corp.       1,564,990
  93,600    Fidelity National
            Information
            Services, Inc          3,795,480
 100,100    First Data Corp.       4,686,682

SHARES OR PRINCIPAL AMOUNT             VALUE
--------------------------------------------
 121,200    Fiserv, Inc.(a)     $  5,157,060
 135,800    Global Imaging
            Systems, Inc.(a)       5,157,684
  20,900    Google, Inc. -
            Class A(a)             8,151,000
 227,400    Hewlett-Packard
            Co.                    7,481,460
 257,900    Hutchinson
            Technology,
            Inc.(a)                7,780,843
  47,900    Infosys
            Technologies,
            Ltd. - ADR             3,729,494
 276,300    Ingram Micro,
            Inc.(a)                5,526,000
 121,100    International
            Business Machines
            Corp.                  9,987,117
 156,400    Intevac Inc.(a)        4,501,192
 100,500    j2 Global
            Communications,
            Inc.(a)                4,723,500
  51,800    Jabil Circuit,
            Inc.(a)                2,220,148
 172,300    Komag, Inc.(a)         8,201,480
 126,200    LG.Philips LCD
            Co., Ltd. - ADR(a)     2,864,740
  29,300    Marvell Technology
            Group,
            Ltd. - ADR(a)          1,585,130
  34,200    Maximus, Inc.          1,230,516
  89,600    MEMC Electronic
            Materials, Inc.(a)     3,308,032
  70,700    Mentor Graphics
            Corp.(a)                 781,235
  89,800    Mettler-Toledo
            International,
            Inc.(a)                5,418,532
 117,600    Microchip
            Technology, Inc.       4,268,880
  61,500    Nam Tai
            Electronics, Inc.      1,408,965
  75,500    National
            Semiconductor
            Corp.                  2,101,920
 105,900    NDS Group PLC -
            ADR(a)                 5,509,977
  70,300    Neoware Systems,
            Inc.(a)                2,082,286
 121,900    NICE Systems,
            Ltd. - ADR(a)          6,212,024
 315,900    Nokia Corp. - ADR      6,545,448
 190,700    Open Text Corp.(a)     3,133,201
 152,400    PDF Solutions,
            Inc.(a)                2,883,408
  92,700    Plantronics, Inc.      3,284,361
  94,200    PortalPlayer,
            Inc.(a)                2,094,066


                                                   Schedule of Investments    41

ICON Information Technology Fund
March 31, 2006 (unaudited)

SHARES OR PRINCIPAL AMOUNT             VALUE
--------------------------------------------
  92,700    Qualcomm, Inc.      $  4,691,547
 250,100    Radyne Corp.(a)        3,994,097
  48,800    Rimage Corp.(a)        1,101,904
  60,200    SanDisk Corp.(a)       3,462,704
 149,400    Satyam Computer
            Services,
            Ltd. - ADR             6,537,744
 315,700    Seagate Technology     8,312,381
 964,000    Siliconware
            Precision
            Industries
            Co. - ADR              6,217,800
  46,400    SiRF Technology
            Holdings, Inc.(a)      1,643,024
  24,100    SPSS, Inc.(a)            763,006
  88,000    Stratasys, Inc.(a)     2,594,240
 663,800    Taiwan
            Semiconductor
            Manufacturing Co.,
            Ltd. - ADR             6,677,828
  64,350    TALX Corp.             1,832,688
 161,400    Technitrol, Inc.       3,870,372
 120,800    Tessera
            Technology,
            Inc.(a)                3,875,264
 179,200    Texas Instruments,
            Inc.                   5,818,624
  91,800    Transaction
            Systems
            Architects,
            Inc.(a)                2,865,078
  51,900    Verint Systems,
            Inc.(a)                1,835,703

SHARES OR PRINCIPAL AMOUNT             VALUE
--------------------------------------------
 124,700    ViaSat, Inc.(a)     $  3,572,655
  86,000    Vishay
            Intertechnology,
            Inc.(a)                1,224,640
 125,500    WebEx
            Communications,
            Inc.(a)                4,225,585
 146,500    Western Digital
            Corp.(a)               2,846,495
 153,200    Wipro, Ltd. - ADR      2,278,084
 177,400    Xerox Corp.(a)         2,696,480
                                ------------
TOTAL COMMON STOCKS (COST
$271,844,335)                    321,481,153

SHORT-TERM INVESTMENTS (0.0%)
$170,171    Brown Brothers
            Harriman Time
            Deposit, 4.07%,
            04/03/06#                170,171
                                ------------
TOTAL SHORT-TERM INVESTMENTS
(COST $170,171)                      170,171
                                ------------
TOTAL INVESTMENTS (COST
$272,014,506) 100.2%             321,651,324
                                ------------
LIABILITIES LESS OTHER ASSETS
(0.2)%                              (767,166)
                                ------------
TOTAL NET ASSETS 100.0%         $320,884,158
                                ============

The accompanying notes are an integral part of the financial statements.

(a)   Non-income producing security.
# BBH Time Deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of March 31, 2006.
ADR American Depositary Receipt


 42   Schedule of Investments

                                                             Management Overview

                                          ICON Leisure and Consumer Staples Fund


--------------------------------------------------------------------------------
PORTFOLIO PROFILE
March 31, 2006
Equities                                                                  101.0%
Top 10 Equity Holdings                                                     27.3%
Number of Stocks                                                              64
Percentages are based upon net assets.

TOP 10 EQUITY HOLDINGS
March 31, 2006
Century Casinos, Inc.                                                       3.2%
Ruby Tuesday, Inc.                                                          2.9%
Life Time Fitness, Inc.                                                     2.9%
Darden Restaurants, Inc.                                                    2.8%
Panera Bread Co. - Class A                                                  2.8%
Eastman Kodak Co.                                                           2.8%
Penn National Gaming, Inc.                                                  2.7%
Marriott International, Inc. - Class A                                      2.5%
Corn Products International, Inc.                                           2.4%
SCP Pool Corp.                                                              2.3%
Percentages are based upon net assets.
--------------------------------------------------------------------------------

Q. HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

A. The ICON Leisure and Consumer Staples Fund returned 3.04% for the six-month period ended March 31, 2006, trailing the 5.29% return for the S&P 1500 Consumer Discretionary Index, while outpacing the 2.18% return of the S&P 1500 Consumer Staples Index. Although neither sector-specific benchmark is an ideal comparison individually, we believe together they provide a suitable reference for the Fund's overall performance. Additionally, the Fund fell short of its broad benchmark, the S&P 1500 Index, which returned 7.08% over the same period. Total returns for other periods as of March 31, 2006 appear on page 46.

Q. WHAT PRIMARY FACTORS WERE BEHIND THE FUND'S RELATIVE PERFORMANCE?

A. The Fund's valuation-driven tilt toward Leisure-related issues versus those in the defensive Consumer Staples area enabled it to outperform the S&P 1500 Consumer Staples Index for the period. However, with approximately one-third of the portfolio positioned in generally lagging Consumer Staples industries, performance trailed the S&P 1500 Consumer Discretionary Index. The poor showing in Consumer Staples was magnified by particularly sharp declines experienced in the packaged foods & meats and food distributors industries - the latter of which was ultimately removed from the portfolio on weakening relative strength. Generally speaking, disappointing performance in both sector-specific benchmarks made it difficult for the Fund to keep pace with the broad S&P 1500 Index.

Q. HOW DID THE PORTFOLIO'S COMPOSITION AFFECT FUND PERFORMANCE?

A. Contributing significantly to results was the Fund's heavily overweight position in the restaurant industry, an area that comprised nearly a quarter of the portfolio by period-end. The restaurant industry added 3.48% to overall performance. Also displaying attractive value and leadership were casinos & gaming, which had no representation at the beginning of the period, and leisure products. Weightings in both groups were respectively boosted to approximately 7% and 13.8%, respectively, of net assets by period-end.

   In contrast, Fund results suffered from exposure to the packaged foods and meats and food distributors industry, a previous leader that was systematically sold on declining relative strength, and food retail, which experienced overpricing among certain stocks. Positioning in the group was ultimately pared back from approximately 13.3% to 3% of net assets by period-end.

Q. WHAT IS YOUR INVESTMENT OUTLOOK FOR THE LEISURE AND CONSUMER STAPLES SECTOR?

A. Looking ahead, sector valuations appear generally in line with the overall market. Our system is identifying incremental value in areas with less

                                                       Management Overview    43

ICON Leisure and Consumer Staples Fund

[DEREK ROLLINGSON PHOTO]
Derek Rollingson
Portfolio Manager

relative strength such as personal products, publishing and broadcast & cable
   TV. We intend to watch these areas for signs of relative strength. Given attractive V/P metrics and recent leadership in the leisure products industry, we believe this area is well positioned for future growth. In contrast, we will carefully monitor our holdings within casinos & gaming, as this group has become expensive by our estimation.

    PERFORMANCE HIGHLIGHTS
    March 31, 2006

- The Fund's valuation-driven tilt toward Leisure-related cyclical issues enabled it to outperform the S&P 1500 Consumer Staples Index.

- Primary industry contributors to Fund performance included restaurants, casinos & gaming and leisure products.

- Results suffered from exposure to the previously leading food distributors group as well as food retail and packaged foods and meats.


 44   Management Overview

                                                            INDUSTRY COMPOSITION
                                                                  March 31, 2006

                               Restaurants  24.7%
                          Leisure Products  13.7%
                          Casinos & Gaming  7.1%
            Hotels, Resorts & Cruise Lines  6.9%
                                Publishing  6.3%
                      Agriculture Products  4.6%
              Hypermarkets & Super Centers  4.2%
                            Apparel Retail  3.4%
                               Food Retail  3.0%
                        Leisure Facilities  2.9%
                     Photographic Products  2.8%
                               Soft Drinks  2.4%
                        Household Products  2.3%
                    Movies & Entertainment  2.1%
                    Packaged Foods & Meats  2.1%
                  Automobile Manufacturers  1.8%
                            Catalog Retail  1.8%
             Computer & Electronics Retail  1.8%
                     Distillers & Vintners  1.8%
                                  Airlines  1.7%
                                  Footwear  1.7%
                                   Tobacco  1.0%
                         Personal Products  0.9%

Percentages are based upon net assets.


                                                       Management Overview    45

ICON Leisure and Consumer Staples Fund

AVERAGE ANNUAL TOTAL RETURN
as of March 31, 2006

                                                                                  SINCE
                                                                                INCEPTION
                                          6 MONTH*      1 YEAR      5 YEARS       5/9/97
-------------------------------------------------------------------------------------------
ICON Leisure and Consumer Staples Fund     3.04%        -4.98%       10.11%       10.52%
-------------------------------------------------------------------------------------------
S&P 1500 Consumer Discretionary Index      5.29%        3.36%        4.84%        7.51%
-------------------------------------------------------------------------------------------
S&P 1500 Consumer Staples Index            2.18%        4.91%        4.40%        5.39%
-------------------------------------------------------------------------------------------
S&P 1500 Index                             7.08%        13.05%       5.02%        7.56%
-------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The performance of the S&P 1500 Consumer Discretionary Index includes the reinvestment of dividends and capital gain distributions beginning on January 1, 2002. Additional information about these performance results and the comparative indexes can be found on pages 2 and 3.

* Not annualized.

VALUE OF A $10,000 INVESTMENT
through March 31, 2006
[LINE GRAPH]

                                          ICON LEISURE AND
                                          CONSUMER STAPLES      S&P 1500 CONSUMER      S&P 1500 CONSUMER
                                                FUND           DISCRETIONARY INDEX       STAPLES INDEX          S&P 1500 INDEX
                                          ----------------     -------------------     -----------------        --------------
5/9/97                                        10000.00               10000.00               10000.00               10000.00
                                              10440.00               10706.00               10532.00               10769.00
                                              11350.00               11749.00               10622.00               11703.00
                                              11555.00               12154.00               11706.00               11985.00
3/31/98                                       12688.00               14320.00               12925.00               13606.00
                                              12347.00               15454.00               13400.00               13937.00
                                              11826.00               12705.00               11479.00               12437.00
                                              13616.00               16298.00               14093.00               15140.00
3/31/99                                       14416.00               17659.00               13631.00               15689.00
                                              15440.00               18587.00               13776.00               16910.00
                                              13571.00               16840.00               12269.00               15835.00
                                              13002.00               19631.00               13169.00               18205.00
3/31/00                                       12647.00               19006.00               12188.00               18768.00
                                              13559.00               17347.00               12880.00               18282.00
                                              14286.00               16547.00               12860.00               18274.00
                                              14871.00               15912.00               13891.00               16938.00
3/31/01                                       15042.00               15034.00               12860.00               14963.00
                                              17058.00               16612.00               13581.00               15946.00
                                              14609.00               12992.00               12273.00               13572.00
                                              18594.00               15605.00               12863.00               15136.00
3/31/02                                       21074.00               16136.00               14032.00               15281.00
                                              20035.00               14409.00               13625.00               13317.00
                                              17369.00               11935.00               12199.00               11017.00
                                              16795.00               12210.00               12350.00               11911.00
3/31/03                                       16129.00               11940.00               11560.00               11513.00
                                              18595.00               14322.00               12639.00               13323.00
                                              19262.00               14736.00               12824.00               13737.00
                                              21387.00               16872.00               13864.00               15434.00
3/31/04                                       22999.00               17298.00               14683.00               15764.00
                                              23512.00               17161.00               14784.00               16038.00
                                              22504.00               16962.00               13930.00               15738.00
                                              25211.00               19303.00               15074.00               17254.00
3/31/05                                       25627.00               18422.00               15205.00               16911.00
                                              24876.00               18454.00               15159.00               17202.00
                                              23632.00               18085.00               15611.00               17855.00
                                              22656.00               18379.00               15666.00               18234.00
3/31/06                                       24351.00               19041.00               15951.00               19118.00

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund on its inception date of 5/9/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.


 46   Management Overview

                                                         Schedule of Investments

                                          ICON Leisure and Consumer Staples Fund
                                                      March 31, 2006 (unaudited)

SHARES                                 VALUE
--------------------------------------------
COMMON STOCKS (101.0%)
 17,400    ADVO, Inc.            $   556,800
 15,300    Aeropostale, Inc.(a)      461,448
  5,400    Altria Group, Inc.        382,644
 24,700    AMR Corp.(a)              668,135
 10,000    BJ's Wholesale Club,
           Inc.(a)                   315,100
  6,900    Brown Shoe Co., Inc.      362,112
 14,300    Brunswick Corp.           555,698
  8,700    Buffalo Wild Wings,
           Inc.(a)                   361,746
 17,200    Casey's General
           Stores, Inc.              393,364
  9,800    Central Garden & Pet
           Co.(a)                    520,772
120,900    Century Casinos,
           Inc.(a)                 1,286,376
 17,800    Christopher & Banks
           Corp.                     413,138
 25,250    Coldwater Creek,
           Inc.(a)                   701,950
 11,700    Companhia Brasileira
           de Distribuicao
           Grupo Pao de
           Acucar - ADR              493,155
 28,100    Constellation
           Brands, Inc.(a)           703,905
 32,600    Corn Products
           International, Inc.       963,982
  9,000    Costco Wholesale
           Corp.                     487,440
  6,200    Ctrip.com
           International,
           Ltd. - ADR                512,740
 27,300    Darden Restaurants,
           Inc.                    1,120,119
 27,500    Delta & Pine Land
           Co.                       829,400
  9,900    Dow Jones & Co.,
           Inc.                      389,070
 38,800    Eastman Kodak Co.       1,103,472
  4,800    Fomento Economico
           Mexicano, S.A. de
           C.V. - ADR                439,968
 15,200    GameStop Corp. -
           Class A(a)                716,528
 25,500    Gruma S.A. - ADR          295,800
  4,100    Hansen Natural
           Corp.(a)                  516,805
  5,500    Harrah's
           Entertainment, Inc.       428,780
 33,300    Hilton Hotels Corp.       847,818
 13,200    IHOP Corp.                632,808

SHARES                                 VALUE
--------------------------------------------
 16,400    J & J Snack Foods
           Corp.                 $   550,876
 20,300    Jack In the Box,
           Inc.(a)                   883,050
 25,900    JAKKS Pacific,
           Inc.(a)                   692,566
 40,900    K2, Inc.(a)               513,295
 24,200    Life Time Fitness,
           Inc.(a)                 1,133,770
 25,100    MarineMax, Inc.(a)        841,352
 14,400    Marriott
           International,
           Inc. - Class A            987,840
 22,400    Mattel, Inc.              406,112
 22,800    McDonald's Corp.          783,408
  5,500    McGraw-Hill Cos.,
           Inc.                      316,910
  9,000    Meredith Corp.            502,110
 16,400    Morningstar, Inc.(a)      734,228
 26,100    O'Charley's, Inc.(a)      481,806
 12,500    OSI Restaurant
           Partners, Inc.            550,000
 14,700    Panera Bread Co. -
           Class A(a)              1,105,146
 11,600    Papa John's
           International,
           Inc.(a)                   380,596
 11,700    Parlux Fragrances,
           Inc.(a)                   377,325
 25,900    Penn National
           Gaming, Inc.(a)         1,092,462
 11,700    Polaris Industries,
           Inc.                      638,352
 13,200    Rare Hospitality
           International,
           Inc.(a)                   459,756
 11,400    RC2 Corp.(a)              453,834
  9,200    Royal Caribbean
           Cruises, Ltd.             386,584
 36,400    Ruby Tuesday, Inc.      1,167,712
 39,600    Ryan's Restaurant
           Group, Inc.(a)            574,200
 19,300    SCP Pool Corp.            905,363
 18,700    Spectrum Brands,
           Inc.(a)                   406,164
 20,100    Starbucks Corp.(a)        756,564
 14,700    Steinway Musical
           Instruments, Inc.(a)      473,634
 15,000    The Cheesecake
           Factory, Inc.(a)          561,750
 18,300    The Gymboree
           Corp.(a)                  476,532
  8,900    The Timberland Co. -
           Class A(a)                304,647
 30,300    The Walt Disney Co.       845,067
 13,500    Thor Industries,
           Inc.                      720,360


                                                   Schedule of Investments    47

ICON Leisure and Consumer Staples Fund
March 31, 2006 (unaudited)

SHARES                                 VALUE
--------------------------------------------
  8,500    Wal-Mart Stores,
           Inc.                  $   401,540
 18,000    Weis Markets, Inc.        802,260
                                 -----------
TOTAL INVESTMENTS 101.0% (COST
$35,180,853)                      40,128,244
LIABILITIES LESS OTHER ASSETS
(1.0)%                              (391,039)
                                 -----------
TOTAL NET ASSETS 100.0%          $39,737,205
                                 ===========

The accompanying notes are an integral part of the financial statements.
(a)   Non-income producing security.
ADR American Depositary Receipt


 48   Schedule of Investments

                                                             Management Overview

                                                             ICON Materials Fund


--------------------------------------------------------------------------------
PORTFOLIO PROFILE
March 31, 2006
Equities                                                                   97.9%
Top 10 Equity Holdings                                                     34.5%
Number of Stocks                                                              52
Short-Term Investments                                                      2.5%
Percentages are based upon net assets.

TOP 10 EQUITY HOLDINGS
March 31, 2006
Alcoa, Inc.                                                                 5.2%
Eagle Materials, Inc.                                                       3.9%
Steel Dynamics, Inc.                                                        3.9%
Southern Copper Corp.                                                       3.5%
Rio Tinto PLC - ADR                                                         3.2%
Myers Industries, Inc.                                                      3.1%
CRH PLC - ADR                                                               3.0%
Aleris International, Inc.                                                  3.0%
BHP Billiton, Ltd. - ADR                                                    2.9%
Martin Marietta Materials, Inc.                                             2.8%
Percentages are based upon net assets.
--------------------------------------------------------------------------------

Q. HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

A. The ICON Materials Fund gained 20.60% for the six-month period ended March 31, 2006, outpacing the 19.01% return for its sector-specific benchmark, the S&P 1500 Materials Index, as well as the 7.08% return of its broad benchmark, the S&P 1500 Index. Total returns for other periods as of March 31, 2006 appear on page 52.

Q. WHAT PRIMARY FACTORS WERE BEHIND THE FUND'S RELATIVE PERFORMANCE?

A. A methodical approach to industry selection combined with strong global demand for raw materials enabled the Fund to deliver significant upside gains. Based on our analysis of valuation and relative strength, the portfolio was able to outpace the S&P 1500 Materials Index through a significant tilt toward leading areas such as diversified metals & mining, steel and aluminum.

   A substantial position in foreign companies via American Depository Receipts
   (ADRs) - especially within in the metals and mining industries - also contributed positively to benchmark-beating results. Moreover, the Fund was able to sidestep losses incurred by the benchmark within the commodity chemicals group.

Q. HOW DID THE PORTFOLIO'S COMPOSITION AFFECT FUND PERFORMANCE?

A. Overweight positions in the diversified metals & mining, steel and aluminum industries versus the sector benchmark proved beneficial to Fund performance. The Fund increased its weighting in these sectors with significant exposure to ADRs. Conversely, while the benchmark suffered significant losses in the commodity chemicals group, the Fund was able to avoid much of the damage based on valuation analysis of major names that proved relatively unattractive.

Q. WHAT IS YOUR INVESTMENT OUTLOOK FOR THE MATERIALS SECTOR?

A. At period-end, the Materials sector continued to demonstrate significant relative strength. However, the spread between market price and fair value had diminished considerably, indicating that stocks were beginning to show signs of price maturity. Given this decline in V/P metrics, we anticipate exercising greater selectivity going forward.

   Nevertheless, our analysis continues to detect sustainable strength and value in the aluminum, gold and metal & glass containers industries, leading us to maintain or possibly increase current weightings in these groups. We also see extensive value in commodity chemicals, but little in the way of relative strength. In contrast, steel and construction materials appear overpriced after


                                                       Management Overview    49

ICON Materials Fund

[DEREK ROLLINGSON PHOTO]
Derek Rollingson
Portfolio Manager

   a nice run. Thus, we will continue to monitor these areas carefully for signs of changing leadership.

    PERFORMANCE HIGHLIGHTS
    March 31, 2006

- A methodical approach to industry selection combined with strong global demand for raw materials enabled the Fund to deliver significant upside gains.
- A value-based tilt toward diversified metals & mining, steel and aluminum proved beneficial to performance, as did significant exposure to ADRs.

- While the benchmark suffered significant losses in the commodity chemicals group, ICON's valuation analysis enable the Fund to avoid much of the damage.


 50   Management Overview

                                                            INDUSTRY COMPOSITION
                                                                  March 31, 2006

                                               Steel  15.8%
                                            Aluminum  12.8%
                              Construction Materials  11.4%
                                 Specialty Chemicals  11.0%
                         Diversified Metals & Mining  9.5%
                            Metal & Glass Containers  9.3%
                               Diversified Chemicals  5.7%
                                 Commodity Chemicals  5.6%
                                           Railroads  4.8%
                                     Paper Packaging  4.1%
        Construction & Farm Machinery & Heavy Trucks  3.0%
                                                Gold  1.8%
                Fertilizers & Agricultural Chemicals  1.3%
                             Coal & Consumable Fuels  1.2%
                                    Industrial Gases  0.6%

Percentages are based upon net assets.


                                                       Management Overview    51

ICON Materials Fund

AVERAGE ANNUAL TOTAL RETURN
as of March 31, 2006

                                                                                  SINCE
                                                                                INCEPTION
                                          6 MONTH*      1 YEAR      5 YEARS       5/5/97
-------------------------------------------------------------------------------------------
ICON Materials Fund                        20.60%       32.83%       19.12%       4.29%
-------------------------------------------------------------------------------------------
S&P 1500 Materials Index                   19.01%       11.97%       13.06%       7.19%
-------------------------------------------------------------------------------------------
S&P 1500 Index                             7.08%        13.05%       5.02%        7.48%
-------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative indexes can be found on pages 2 and 3.

* Not annualized.

VALUE OF A $10,000 INVESTMENT
through March 31, 2006
[LINE GRAPH]

                                                   ICON MATERIALS FUND      S&P 1500 MATERIALS INDEX         S&P 1500 INDEX
                                                   -------------------      ------------------------         --------------
5/5/97                                                  10000.00                    10000.00                    10000.00
                                                         9730.00                    10749.00                    10707.00
                                                        10900.00                    11391.00                    11635.00
                                                         7606.00                    10466.00                    11916.00
3/31/98                                                  8632.00                    11582.00                    13528.00
                                                         7586.00                    11142.00                    13857.00
                                                         6819.00                     9413.00                    12366.00
                                                         6800.00                     9795.00                    15053.00
3/31/99                                                  6571.00                     9728.00                    15599.00
                                                         8060.00                    11660.00                    16813.00
                                                         7612.00                    10685.00                    15743.00
                                                         8372.00                    11807.00                    18100.00
3/31/00                                                  7352.00                    10523.00                    18660.00
                                                         7092.00                     9136.00                    18176.00
                                                         6758.00                     8547.00                    18169.00
                                                         6400.00                    10572.00                    16841.00
3/31/01                                                  6063.00                    10046.00                    14877.00
                                                         6643.00                    11050.00                    15855.00
                                                         6011.00                     9755.00                    13494.00
                                                         7062.00                    11031.00                    15048.00
3/31/02                                                  8036.00                    12210.00                    15193.00
                                                         7814.00                    11922.00                    13241.00
                                                         6013.00                     9201.00                    10954.00
                                                         6184.00                    10214.00                    11842.00
3/31/03                                                  5675.00                     9429.00                    11447.00
                                                         6322.00                    10707.00                    13246.00
                                                         6576.00                    11335.00                    13658.00
                                                         8449.00                    13972.00                    15345.00
3/31/04                                                  8555.00                    13824.00                    15673.00
                                                         9098.00                    14315.00                    15946.00
                                                         9642.00                    14914.00                    15648.00
                                                        10914.00                    16307.00                    17155.00
3/31/05                                                 10946.00                    16578.00                    16813.00
                                                        10593.00                    15154.00                    17103.00
                                                        12055.00                    15598.00                    17752.00
                                                        12472.00                    17045.00                    18129.00
3/31/06                                                 14539.00                    18563.00                    19008.00

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund on its inception date of 5/5/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.


 52   Management Overview

                                                         Schedule of Investments

                                                             ICON Materials Fund
                                                      March 31, 2006 (unaudited)

SHARES OR PRINCIPAL AMOUNT             VALUE
--------------------------------------------
COMMON STOCKS 97.9%
    265,700    AK Steel
               Holding
               Corp.(a)         $  3,985,500
     51,500    Albemarle Corp.     2,335,525
     87,700    Alcan, Inc. -
               ADR                 4,010,521
    280,800    Alcoa, Inc.         8,581,247
    104,400    Aleris
               International,
               Inc.(a)             5,018,508
     36,100    Aluminum Corp.
               of China,
               Ltd. - ADR          3,780,392
     26,900    Anglogold
               Ashanti, Ltd. -
               ADR                 1,455,828
     49,100    AptarGroup,
               Inc.                2,712,775
     53,500    Ashland, Inc.       3,802,780
     87,300    Ball Corp.          3,826,359
     87,000    Bemis Co., Inc.     2,747,460
    121,070    BHP Billiton,
               Ltd. - ADR          4,824,640
     21,100    Burlington
               Northern Santa
               Fe Corp.            1,758,263
     47,400    Cabot Corp.         1,611,126
     26,900    Carpenter
               Technology
               Corp.               2,542,588
     15,700    Caterpillar,
               Inc.                1,127,417
     45,976    Cemex S.A. De
               C.V. - ADR          3,001,313
     94,100    Companhia Vale
               do Rio Doce -
               ADR                 4,566,673
    142,500    CRH PLC - ADR       5,058,750
     27,100    CSX Corp.           1,620,580
     21,200    Cummins, Inc.       2,228,120
     53,000    Cytec
               Industries,
               Inc.                3,180,530
    102,600    Eagle
               Materials, Inc.     6,541,776
    140,700    Ferro Corp.         2,814,000
     58,950    Genesee &
               Wyoming,
               Inc.(a)             1,808,586
    111,000    Georgia Gulf
               Corp.               2,884,890

SHARES OR PRINCIPAL AMOUNT             VALUE
--------------------------------------------
    152,900    Gibraltar
               Industries,
               Inc.             $  4,504,434
     69,500    Gold Fields,
               Ltd. - ADR          1,527,610
    136,800    Hercules,
               Inc.(a)             1,887,840
     26,850    Joy Global,
               Inc.                1,604,825
     43,000    Lubrizol Corp.      1,842,550
     25,300    MacDermid, Inc.       813,395
     42,900    Martin Marietta
               Materials, Inc.     4,591,587
    141,300    Methanex Corp.      2,900,889
    323,000    Myers
               Industries,
               Inc.                5,164,770
     48,900    Norfolk
               Southern Corp.      2,644,023
    176,400    OM Group,
               Inc.(a)             4,057,200
    153,600    Pactiv Corp.(a)     3,769,344
     40,000    Peabody Energy
               Corp.               2,016,400
     31,100    Posco - ADR         1,984,180
     34,100    PPG Industries,
               Inc.                2,160,235
     18,600    Praxair, Inc.       1,025,790
     13,000    Quaker Chemical
               Corp.                 282,750
     25,400    Rio Tinto PLC -
               ADR                 5,257,800
     84,300    Ryerson, Inc.       2,255,868
     48,100    Sealed Air
               Corp.               2,783,547
     32,800    Sonoco Products
               Co.                 1,110,936
     69,600    Southern Copper
               Corp.               5,879,808
    152,000    Spartech Corp.      3,648,000
    113,100    Steel Dynamics,
               Inc.                6,416,163
     48,100    The Scotts
               Miracle-Gro Co.     2,201,056
    105,700    The Valspar
               Corp.               2,945,859
                                ------------
TOTAL COMMON STOCKS (COST
$130,865,839)                    163,103,006


                                                   Schedule of Investments    53

ICON Materials Fund
March 31, 2006 (unaudited)

SHARES OR PRINCIPAL AMOUNT             VALUE
--------------------------------------------
SHORT-TERM INVESTMENTS 2.5%
$ 4,144,998    Brown Brothers
               Harriman Time
               Deposit, 4.07%,
               04/03/06#        $  4,144,998
                                ------------
TOTAL SHORT-TERM INVESTMENTS
(COST $4,144,998)                  4,144,998
                                ------------
TOTAL INVESTMENTS 100.4% (COST
$135,010,837)                    167,248,004
                                ------------
LIABILITIES LESS OTHER ASSETS
(0.4)%                              (692,990)
                                ------------
TOTAL NET ASSETS 100.0%         $166,555,014
                                ============

The accompanying notes are an integral part of the financial statements.

(a)   Non-income producing security.
# BBH Time Deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of March 31, 2006.
ADR American Depositary Receipt


 54   Schedule of Investments

                                                             Management Overview

                                         ICON Telecommunication & Utilities Fund


--------------------------------------------------------------------------------
PORTFOLIO PROFILE
March 31, 2006
Equities                                                                   99.4%
Top 10 Equity Holdings                                                     40.9%
Number of Stocks                                                              66
Short-Term Investments                                                      3.6%
Percentages are based upon net assets.

TOP 10 EQUITY HOLDINGS
March 31, 2006
Verizon Communications, Inc.                                                5.3%
BellSouth Corp.                                                             4.8%
AT&T, Inc.                                                                  4.8%
PT Telekomunikasi
Indonesia - ADR                                                             4.6%
America Movil S.A.
De C.V. - ADR                                                               4.5%
Telefonos De Mexico S.A. De C.V. - ADR                                      3.7%
Telecomunicacoes de Sao Paulo S.A. - ADR                                    3.6%
Korea Electric Power
Corp. - ADR                                                                 3.3%
Telekom Austria AG - ADR                                                    3.3%
KT Corp. - ADR                                                              3.0%
Percentages are based upon net assets.
--------------------------------------------------------------------------------

Q. HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

A. The ICON Telecommunication & Utilities Fund appreciated 3.06% for the six-month period ended March 31, 2006, underperforming the 14.07% return for S&P 1500 Telecommunication Services Index, while outperforming the -6.12% return for the S&P 1500 Utilities Index. Although neither sector-specific benchmark is an ideal comparison individually, we believe together they provide a suitable reference for the Fund's overall performance. Additionally, the Fund underperformed its broad benchmark, the S&P 1500 Index, which returned 7.08% over the same period. Total returns for other periods as of March 31, 2006 appear on page 58.

Q. WHAT PRIMARY FACTORS WERE BEHIND THE FUND'S RELATIVE PERFORMANCE?

A. Generally speaking, the Fund's valuation-based tilt toward Telecommunication Services issues versus those in the Utilities area accounted for its positive performance. For the period, the average exposure to the Telecommunication Services sector was approximately 42%, not including additional weighting in telecom- and wireless-related companies technically falling outside the confines of the S&P 1500 Telecommunication Services Index. The average exposure to Utilities was approximately 43%, with an additional .93% in utility-related companies outside the S&P 1500 Utilities Index.

   These weightings represented a significant reversal in the Fund's makeup compared to the prior fiscal year, a period in which average exposure to Utilities was more than approximately two-thirds of the portfolio. This shift was the result of ICON's value-driven, active investment style, and proved beneficial to overall performance.

Q. HOW DID THE PORTFOLIO'S COMPOSITION AFFECT FUND PERFORMANCE?

A. Given the outperformance of Telecommunication Services industries versus Utilities industries during the period, the Fund's tilt toward wireless telecommunication services, integrated telecommunication services and telecom-related companies proved advantageous. This overweighting was based primarily on favorable valuation and relative strength measures, but was also impacted by the number of available liquid companies within each industry.

   Leading industry gains were recorded by the Fund's wireless telecommunication services holdings, which returned approximately 16.3% versus a 6.5% return for the S&P 1500 Wireless Telecommunication Services Index. This outperformance was due mainly to the Fund's exposure to emerging market wireless companies, whose value and relative strength were more compelling than their U.S. counterparts.


                                                       Management Overview    55

ICON Telecommunication & Utilities Fund

[TODD BURCHETT PHOTO]
Todd Burchett
Portfolio Manager

   Turning to Utilities, although the Fund maintained limited exposure to gas utilities and independent power producers & energy traders, both proved to be meaningful detractors on the basis of significant industrywide declines. Multi-utilities, an area where the Fund had substantially greater exposure, also hindered results.

Q. WHAT IS YOUR INVESTMENT OUTLOOK FOR THE TELECOMMUNICATION & UTILITIES SECTOR?

A. Looking ahead, we expect to decrease the Fund's exposure to Utilities while increasing its weighting in the Telecommunication Services sector. While finding value and relative strength in some of the well-known, domestic telecommunication stocks, their relative attractiveness pales in comparison to the American Depository Receipts (ADRs) of international peers, particularly in the integrated telecommunications services area. Thus, the Fund expects to have a high relative weighting in U.S. securities.

   As for Utilities, our system is showing two bright spots: the water utilities and independent power producers & energy traders groups. The same domestic-international dichotomy exists in this space, and given compelling growth prospects, attractive valuations and diversification opportunities, we continue to expect high relative overseas exposure here as well.

    PERFORMANCE HIGHLIGHTS

- The Fund's valuation-based tilt toward the Telecommunication Services sector, a significant change from the prior fiscal year, proved beneficial to overall performance.


- Continued mergers and acquisition activity and robust sales growth in emerging markets provided a positive backdrop for Telecommunication Services industries.


- The wireless telecommunication services and integrated telecommunication services industries contributed to Fund performance, while gas utilities and independent power producers & energy traders detracted from performance.


 56   Management Overview

                                                            INDUSTRY COMPOSITION
                                                                  March 31, 2006

               Integrated Telecommunication Services  39.6%
                                  Electric Utilities  15.8%
                 Wireless Telecommunication Services  15.0%
                            Communications Equipment  6.2%
                                     Water Utilities  5.9%
        Independent Power Producers & Energy Traders  3.8%
                                     Multi-Utilities  2.1%
                  Electronic Equipment Manufacturers  1.8%
                   Electrical Components & Equipment  1.7%
                   Electronic Manufacturing Services  1.7%
                          Internet Software Services  1.3%
                      Oil & Gas Equipment & Services  1.1%
                                Consumer Electronics  1.0%
                                Alternative Carriers  0.9%
                             Coal & Consumable Fuels  0.6%
                             Technology Distributors  0.5%
                                Integrated Oil & Gas  0.4%

Percentages are based upon net assets.


                                                       Management Overview    57

ICON Telecommunication & Utilities Fund

AVERAGE ANNUAL TOTAL RETURN
as of March 31, 2006

                                                                                  SINCE
                                                                                INCEPTION
                                          6 MONTH*      1 YEAR      5 YEARS       7/9/97
-------------------------------------------------------------------------------------------
ICON Telecommunication & Utilities Fund    3.06%        19.35%       6.66%        9.50%
-------------------------------------------------------------------------------------------
S&P 1500 Telecommunications Services
  Index                                    14.07%       16.76%       -4.14%       1.45%
-------------------------------------------------------------------------------------------
S&P 1500 Utilities Index                   -6.12%       9.83%        0.75%        7.54%
-------------------------------------------------------------------------------------------
S&P 1500 Index                             7.08%        13.05%       5.02%        6.49%
-------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative indexes can be found on pages 2 and 3.

* Not annualized.

VALUE OF A $10,000 INVESTMENT
through March 31, 2006
[LINE GRAPH]

                                                ICON                 S&P 1500
                                        TELECOMMUNICATION &     TELECOMMUNICATIONS     S&P 1500 UTILITIES
                                           UTILITIES FUND         SERVICES INDEX             INDEX              S&P 1500 INDEX
                                        -------------------     ------------------     ------------------       --------------
7/9/97                                        10000.00               10000.00               10000.00               10000.00
                                              10630.00               10622.00               10417.00               10597.00
                                              12253.00               12707.00               12118.00               10852.00
3/31/98                                       13800.00               14982.00               12775.00               12321.00
                                              13528.00               14391.00               12766.00               12620.00
                                              14231.00               15105.00               13226.00               11262.00
                                              15927.00               19374.00               13625.00               13709.00
3/31/99                                       15110.00               20000.00               12192.00               14207.00
                                              16924.00               22672.00               13518.00               15312.00
                                              16401.00               21048.00               12967.00               14339.00
                                              17026.00               23189.00               12330.00               16485.00
3/31/00                                       15958.00               22888.00               13585.00               16994.00
                                              16306.00               19688.00               14281.00               16554.00
                                              18858.00               17603.00               18732.00               16548.00
                                              19039.00               14272.00               19530.00               15338.00
3/31/01                                       15995.00               14014.00               18172.00               13550.00
                                              16564.00               13868.00               17309.00               14440.00
                                              15327.00               13802.00               14540.00               12290.00
                                              15596.00               12458.00               14271.00               13705.00
3/31/02                                       15322.00               10537.00               14813.00               13837.00
                                              14173.00                8052.00               12587.00               12059.00
                                              11948.00                5960.00               10056.00                9976.00
                                              12737.00                8181.00               10542.00               10786.00
3/31/03                                       11625.00                7010.00               10216.00               10425.00
                                              14077.00                8534.00               12283.00               12064.00
                                              14380.00                7750.00               12292.00               12439.00
                                              15985.00                8776.00               13319.00               13976.00
3/31/04                                       17289.00                9219.00               13956.00               14275.00
                                              16215.00                9133.00               13832.00               14523.00
                                              16906.00                9723.00               14699.00               14251.00
                                              18497.00               10515.00               16403.00               15624.00
3/31/05                                       18497.00                9715.00               17175.00               15313.00
                                              20075.00               10055.00               18792.00               15576.00
                                              21420.00                9944.00               20094.00               16168.00
                                              20542.00                9913.00               18900.00               16511.00
3/31/06                                       22076.00               11343.00               18864.00               17312.00

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund on its inception date of 7/9/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.


 58   Management Overview

                                                         Schedule of Investments

                                         ICON Telecommunication & Utilities Fund
                                                      March 31, 2006 (unaudited)

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
COMMON STOCKS (99.4%)
    86,200    America Movil S.A.
              De C.V. - ADR       $ 2,953,211
    17,900    American States
              Water Co.               668,744
    14,700    Amphenol Corp. -
              Class A                 767,046
     7,600    Anixter
              International,
              Inc.                    363,128
   118,300    AT&T, Inc.            3,198,832
    92,600    BellSouth Corp.       3,208,590
    19,700    Benchmark
              Electronics,
              Inc.(a)                 755,495
     3,400    BP PLC - ADR            234,396
    32,900    CalAmp Corp.(a)         386,246
    30,000    California Water
              Service Group         1,351,500
    25,000    China Mobile,
              Ltd. - ADR              663,500
    74,300    China Unicom,
              Ltd. - ADR              613,718
    50,000    Companhia De
              Saneamento Basico
              do Estado De Sao
              Paulo - ADR           1,100,500
    35,600    Companhia
              Energetica de
              Minas Gerais - ADR    1,618,732
    44,400    Companhia
              Paranaense De
              Energia - ADR           436,008
    15,000    Compania Anonima
              Nacional Telefonos
              de Venezuela - ADR      317,700
    18,000    Consolidated Water
              Co., Ltd.               440,820
    10,600    Constellation
              Energy Group            579,926
    36,300    CPFL Energia
              S.A. - ADR            1,524,600
    35,500    Duquesne Light
              Holdings, Inc.          585,750
    12,900    E.ON AG - ADR           472,140
    36,600    EFJ, Inc.(a)            394,914
    12,800    Exelon Corp.            677,120
    16,200    FPL Group, Inc.         650,268
    83,000    General
              Communication,
              Inc. - Class A(a)     1,003,470
    10,600    Hubbell, Inc. -
              Class B                 543,356

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
    27,500    IDACORP, Inc.       $   894,300
    31,300    II-VI, Inc.(a)          566,217
    10,000    International
              Power PLC - ADR         492,500
    18,500    j2 Global
              Communications,
              Inc.(a)                 869,500
   100,800    Korea Electric
              Power Corp. - ADR     2,177,280
    92,100    KT Corp. - ADR        1,961,730
    13,600    Lufkin Industries,
              Inc.                    753,984
    29,800    Matsushita
              Electric
              Industrial Co.,
              Ltd. - ADR              659,772
    14,800    NICE Systems,
              Ltd. - ADR(a)           754,208
    12,000    NII Holdings,
              Inc.(a)                 707,640
    30,000    Nokia Corp. - ADR       621,600
    21,300    Otter Tail Corp.        611,097
     8,200    Peabody Energy
              Corp.                   413,362
    27,200    Pepco Holdings,
              Inc.                    619,888
    23,200    Philippine Long
              Distance Telephone
              Co. - ADR               871,624
    25,000    Portugal Telecom,
              SGPS, S.A. - ADR        305,500
    73,100    Premiere Global
              Services, Inc.(a)       588,455
   100,000    PT Telekomunikasi
              Indonesia - ADR       3,031,000
    14,400    Qualcomm, Inc.          728,784
    32,900    Radyne Corp.(a)         525,413
    21,000    RELM Wireless
              Corp.(a)                204,540
     4,000    Rostelecom - ADR         77,000
     8,000    RWE AG - ADR            698,400
    14,000    Sempra Energy           650,440
    25,000    SK Telecom Co.,
              Ltd. - ADR              589,750
    19,800    Southern Co.            648,846
    20,040    Southwest Water
              Co.                     319,438
    72,500    SpectraLink Corp.       909,875
    37,600    Tele Norte Leste
              Participacoes
              S.A. - ADR              627,168


                                                   Schedule of Investments    59

ICON Telecommunication & Utilities Fund
March 31, 2006 (unaudited)

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
    97,200    Telecomunicacoes
              de Sao Paulo
              S.A. - ADR          $ 2,400,840
   109,700    Telefonos De
              Mexico S.A. De
              C.V. - ADR            2,466,056
    45,900    Telekom Austria
              AG - ADR              2,159,595
    10,000    Telemig Celular
              Participacoes
              S.A. - ADR              476,600
    10,000    Telephone and Data
              Systems, Inc.           394,400
    10,000    Telkom South
              Africa, Ltd. - ADR    1,050,100
    46,300    Tim Participacoes
              S.A. - ADR            1,714,489
     9,300    Trimble
              Navigation,
              Ltd.(a)                 418,965
    22,100    TXU Corp.               989,196
   102,900    Verizon
              Communications,
              Inc.                  3,504,774
    41,300    Vimpel
              Communications -
              ADR(a)                1,776,313
                                  -----------
TOTAL COMMON STOCKS (COST
$56,251,621)                       65,740,349

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------

SHORT-TERM INVESTMENTS (3.6%)
$2,366,370    Brown Brothers
              Harriman Time
              Deposit,
              4.07%, 04/03/06#    $ 2,366,370
                                  -----------
TOTAL SHORT-TERM INVESTMENTS
(COST 2,366,370)                    2,366,370
                                  -----------
TOTAL INVESTMENTS 103.0% (COST
$58,617,991)                       68,106,719
                                  -----------
LIABILITIES LESS OTHER ASSETS
(3.0)%                             (1,943,796)
                                  -----------
TOTAL NET ASSETS 100.0%           $66,162,923
                                  ===========

The accompanying notes are an integral part of the financial statements.

(a)   Non-income producing security.
# BBH Time Deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of March 31, 2006.
ADR American Depositary Receipt


 60   Schedule of Investments

                                          Six Month Hypothetical Expense Example

                                                      March 31, 2006 (unaudited)

EXAMPLE
As a shareholder of a Fund you may pay two types of fees: transaction fees and fund-related fees. Certain funds charge transactions fees, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees. The ICON Funds do not charge these types of fees. Funds also incur various ongoing expenses, including management fees, distribution and/or service fees, and other fund expenses, which are indirectly paid by shareholders.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the various ICON Funds and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period (10/1/05 - 3/31/06).

ACTUAL EXPENSES
The first line in the table for each Fund provides information about actual account values and actual expenses. The Example includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. However, the Example does not include client specific fees, such as the $10.00 fee charged to IRA accounts, or the $15.00 fee charged for wire redemptions. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line in the table for each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees that may be charged by other funds. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.


                                                           Expense Example    61

March 31, 2006 (unaudited)

                              BEGINNING          ENDING         EXPENSES PAID      ANNUALIZED
                            ACCOUNT VALUE     ACCOUNT VALUE     DURING PERIOD     EXPENSE RATIO
                               10/1/05           3/31/06      10/1/05-3/31/06*   10/1/05-3/31/06
-------------------------------------------------------------------------------------------------
ICON CONSUMER
 DISCRETIONARY FUND
-------------------------------------------------------------------------------------------------
   Actual Expenses            $1,000.00         $1,096.20           $6.53             1.25%
-------------------------------------------------------------------------------------------------
   Hypothetical Example        1,000.00          1,018.77            6.29
   (5% return before
   expenses)
-------------------------------------------------------------------------------------------------
ICON ENERGY FUND
-------------------------------------------------------------------------------------------------
   Actual Expenses             1,000.00          1,088.00            5.99             1.15%
-------------------------------------------------------------------------------------------------
   Hypothetical Example        1,000.00          1,019.27            5.79
   (5% return before
   expenses)
-------------------------------------------------------------------------------------------------
ICON FINANCIAL FUND
-------------------------------------------------------------------------------------------------
   Actual Expenses             1,000.00          1,118.60            6.34             1.20%
-------------------------------------------------------------------------------------------------
   Hypothetical Example        1,000.00          1,019.02            6.04
   (5% return before
   expenses)
-------------------------------------------------------------------------------------------------
ICON HEALTHCARE FUND
-------------------------------------------------------------------------------------------------
   Actual Expenses             1,000.00          1,056.30            6.00             1.17%
-------------------------------------------------------------------------------------------------
   Hypothetical Example        1,000.00          1,019.17            5.89
   (5% return before
   expenses)
-------------------------------------------------------------------------------------------------
ICON INDUSTRIALS FUND
-------------------------------------------------------------------------------------------------
   Actual Expenses             1,000.00          1,203.40            6.54             1.19%
-------------------------------------------------------------------------------------------------
   Hypothetical Example        1,000.00          1,019.07            5.99
   (5% return before
   expenses)
-------------------------------------------------------------------------------------------------
ICON INFORMATION
 TECHNOLOGY FUND
-------------------------------------------------------------------------------------------------
   Actual Expenses             1,000.00          1,065.50            6.23             1.21%
-------------------------------------------------------------------------------------------------
   Hypothetical Example        1,000.00          1,018.97            6.09
   (5% return before
   expenses)
-------------------------------------------------------------------------------------------------
ICON LEISURE AND CONSUMER
 STAPLES FUND
-------------------------------------------------------------------------------------------------
   Actual Expenses             1,000.00          1,030.40            8.50             1.68%
-------------------------------------------------------------------------------------------------
   Hypothetical Example        1,000.00          1,016.62            8.45
   (5% return before
   expenses)
-------------------------------------------------------------------------------------------------


 62   Expense Example

                              BEGINNING          ENDING         EXPENSES PAID      ANNUALIZED
                            ACCOUNT VALUE     ACCOUNT VALUE     DURING PERIOD     EXPENSE RATIO
                               10/1/05           3/31/06      10/1/05-3/31/06*   10/1/05-3/31/06
-------------------------------------------------------------------------------------------------
ICON MATERIALS FUND
-------------------------------------------------------------------------------------------------
   Actual Expenses            $1,000.00         $1,206.00           $6.93             1.26%
-------------------------------------------------------------------------------------------------
   Hypothetical Example        1,000.00          1,018.72            6.34
   (5% return before
   expenses)
-------------------------------------------------------------------------------------------------
ICON TELECOMMUNICATION &
 UTILITIES FUND
-------------------------------------------------------------------------------------------------
   Actual Expenses             1,000.00          1,030.60            6.73             1.33%
-------------------------------------------------------------------------------------------------
   Hypothetical Example        1,000.00          1,018.37            6.69
   (5% return before
   expenses)
-------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's six month expense ratio annualized, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.


                                                           Expense Example    63

Statements of Assets and Liabilities

March 31, 2006 (unaudited)

                                                        ICON
                                                      CONSUMER             ICON             ICON              ICON
                                                 DISCRETIONARY FUND    ENERGY FUND     FINANCIAL FUND    HEALTHCARE FUND
                                                 ------------------    ------------    --------------    ---------------
ASSETS
  Investments, at cost                              $138,381,194       $650,847,148     $206,702,212      $618,493,496
                                                    ------------       ------------     ------------      ------------
  Investments, at value                              155,639,833        980,847,899      240,848,160       769,280,672
  Cash                                                         -                  -                -                 -
  Receivables:
    Fund shares sold                                      99,808          3,056,890          190,053         1,801,645
    Investments sold                                           -         14,609,420          619,641         1,555,082
    Interest                                                  55                  -                -             5,248
    Dividends                                            117,331            206,293          262,108            90,201
  Other assets                                            30,828             83,071           32,015            63,836
                                                    ------------       ------------     ------------      ------------
  Total Assets                                       155,887,855        998,803,573      241,951,977       772,796,684
                                                    ------------       ------------     ------------      ------------
LIABILITIES
  Payables:
    Due to custodian bank                                      -         10,216,623        1,413,876                 -
    Fund shares redeemed                                 134,901          1,437,027          262,771           708,927
    Investments bought                                 1,094,730          4,152,151                -                 -
    Advisory fees                                        129,414            786,753          202,684           635,434
    Fund accounting fees                                   3,147             19,874            4,992            15,812
    Transfer agent fees                                    4,184              4,902           10,476             4,247
    Administration fees                                    6,111             38,423            9,612            30,588
    Trustee fees                                           6,852             42,890           10,723            34,259
  Accrued expenses                                        31,187             62,260           45,577            55,441
                                                    ------------       ------------     ------------      ------------
  Total Liabilities                                    1,410,526         16,760,903        1,960,711         1,484,708
                                                    ------------       ------------     ------------      ------------
NET ASSETS                                          $154,477,329       $982,042,670     $239,991,266      $771,311,976
                                                    ============       ============     ============      ============
NET ASSETS CONSIST OF
  Paid-in Capital                                   $134,273,898       $604,600,473     $193,323,148      $600,779,406
  Accumulated undistributed net investment
    income/(loss)                                       (355,609)        (1,923,475)         457,573        (2,122,079)
  Accumulated undistributed net realized
    gain/(loss) from investments                       3,300,401         49,364,921       12,064,597        21,867,473
  Unrealized appreciation/(depreciation) on
    investments                                       17,258,639        330,000,751       34,145,948       150,787,176
                                                    ------------       ------------     ------------      ------------
NET ASSETS                                          $154,477,329       $982,042,670     $239,991,266      $771,311,976
                                                    ============       ============     ============      ============
  Shares outstanding (unlimited shares
    authorized, no par value)                         12,354,100         27,515,296       17,131,024        41,305,690
  Net Asset Value (offering price and
    redemption price per share)                     $      12.50       $      35.69     $      14.01      $      18.67

The accompanying notes are an integral part of the financial statements.


 64   Financial Statements

                                             ICON
                            ICON         LEISURE AND                           ICON
          ICON           INFORMATION       CONSUMER          ICON        TELECOMMUNICATION
    INDUSTRIALS FUND   TECHNOLOGY FUND   STAPLES FUND   MATERIALS FUND   & UTILITIES FUND
    ----------------   ---------------   ------------   --------------   -----------------

      $195,578,613      $272,014,506     $35,180,853     $135,010,837       $58,617,991
      ------------      ------------     -----------     ------------       -----------
       260,272,381       321,651,324      40,128,244      167,248,004        68,106,719
            16,575                 -               -           15,543                 -

           390,804           315,962         154,621        1,933,447            87,727
         2,210,261                 -       1,160,021                -           403,087
                 -                19               -              469               268
            97,436           141,805          15,259          289,253           246,437
            34,877            45,538          29,372           31,009            25,845
      ------------      ------------     -----------     ------------       -----------
       263,022,334       322,154,648      41,487,517      169,517,725        68,870,083
      ------------      ------------     -----------     ------------       -----------

                 -           642,433         161,931                -                 -
           297,483           270,682          44,060           83,473            89,129
         1,302,139                 -       1,469,277        2,718,625         2,526,842
           217,696           269,711          33,032          131,722            54,418
             5,303             6,563             813            3,201             1,354
             2,518            12,144           9,571            5,947             7,356
            10,277            12,748           1,566            6,220             2,584
            11,532            14,271           1,749            6,991             2,882
            33,983            41,938          28,313            6,532            22,595
      ------------      ------------     -----------     ------------       -----------
         1,880,931         1,270,490       1,750,312        2,962,711         2,707,160
      ------------      ------------     -----------     ------------       -----------
      $261,141,403      $320,884,158     $39,737,205     $166,555,014       $66,162,923
      ============      ============     ===========     ============       ===========

      $176,999,062      $322,806,740     $35,005,293     $121,249,800       $49,120,508

          (434,708)         (832,009)       (191,126)         545,860           371,217

        19,883,281       (50,727,391)        (24,353)      12,522,187         7,182,470

        64,693,768        49,636,818       4,947,391       32,237,167         9,488,728
      ------------      ------------     -----------     ------------       -----------
      $261,141,403      $320,884,158     $39,737,205     $166,555,014       $66,162,923
      ============      ============     ===========     ============       ===========

        17,647,731        34,609,396       4,193,570       13,160,672         9,019,189

      $      14.80      $       9.27     $      9.48     $      12.66       $      7.34


                                                      Financial Statements    65

Statements of Operations

For the period ended March 31, 2006 (unaudited)

                                                          ICON
                                                        CONSUMER            ICON             ICON              ICON
                                                   DISCRETIONARY FUND    ENERGY FUND    FINANCIAL FUND    HEALTHCARE FUND
                                                   ------------------    -----------    --------------    ---------------
INVESTMENT INCOME
  Interest                                             $   41,853        $   203,803     $    37,982        $   577,450
  Dividends                                               425,649          3,397,208       1,939,740          1,509,440
  Foreign taxes withheld                                        -                  -               -             (6,712)
                                                       ----------        -----------     -----------        -----------
  Total Investment Income                                 467,502          3,601,011       1,977,722          2,080,178
                                                       ----------        -----------     -----------        -----------
EXPENSES
  Advisory fees                                           623,967          4,635,017       1,235,376          3,574,539
  Fund accounting fees                                     16,316            113,405          31,049             87,552
  Transfer agent fees                                      46,516            183,907          71,282            171,369
  Custody fees                                             15,298             33,871          17,891             29,574
  Administration fees                                      29,297            220,181          58,082            168,964
  Registration fees                                        12,255             26,587          14,026             23,297
  Insurance expense                                         5,905             20,844           6,565             15,978
  Trustee fees and expenses                                 5,259             30,154           9,003             23,375
  Interest expense                                         41,467            121,115          35,423                  -
  Other expenses                                           26,831            139,406          41,453            107,609
                                                       ----------        -----------     -----------        -----------
  Total expenses                                          823,111          5,524,487       1,520,150          4,202,257
                                                       ----------        -----------     -----------        -----------
NET INVESTMENT INCOME (LOSS)                             (355,609)        (1,923,476)        457,572         (2,122,079)
                                                       ----------        -----------     -----------        -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
  INVESTMENTS
  Net realized gain/(loss) from investment
    transactions                                        4,086,840         57,323,056      15,034,753         21,890,056
  Net realized gain/(loss) from foreign
    currency translations                                       -                  -               -                  -
  Change in unrealized
    appreciation/(depreciation) on investments          5,067,807         10,441,284      11,326,477         20,961,118
                                                       ----------        -----------     -----------        -----------
  Net realized and unrealized gain/(loss) on
    investments                                         9,154,647         67,764,340      26,361,230         42,851,174
                                                       ----------        -----------     -----------        -----------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS                                      $8,799,038        $65,840,864     $26,818,802        $40,729,095
                                                       ==========        ===========     ===========        ===========

The accompanying notes are an integral part of the financial statements.


 66   Financial Statements

                                             ICON
                            ICON         LEISURE AND                           ICON
          ICON           INFORMATION       CONSUMER          ICON        TELECOMMUNICATION
    INDUSTRIALS FUND   TECHNOLOGY FUND   STAPLES FUND   MATERIALS FUND   & UTILITIES FUND
    ----------------   ---------------   ------------   --------------   -----------------

      $    38,936        $    57,115      $    2,934     $    28,468       $     10,484
          879,096            819,174         159,432       1,370,247          1,084,759
           (2,968)           (15,300)              -          (2,331)            (1,695)
      -----------        -----------      ----------     -----------       ------------
          915,064            860,989         162,366       1,396,384          1,093,548
      -----------        -----------      ----------     -----------       ------------

        1,138,028          1,379,638         204,051         669,207            400,766
           28,838             34,521           6,688          17,005             10,874
           47,912             88,790          64,507          72,638             49,451
           14,958             17,106          17,366          10,016             14,924
           53,463             64,798           9,595          31,431             18,864
           15,842             17,972          16,560          14,957             13,522
            6,845              9,574           3,632           3,570              3,571
            8,350             10,695           3,144           4,579              2,972
           12,055             18,220          10,783           5,198             31,477
           39,509             51,684          17,166          21,924             14,876
      -----------        -----------      ----------     -----------       ------------
        1,365,800          1,692,998         353,492         850,525            561,297
      -----------        -----------      ----------     -----------       ------------
         (450,736)          (832,009)       (191,126)        545,859            532,251
      -----------        -----------      ----------     -----------       ------------

       22,436,346          3,858,384         153,220      13,308,807         10,807,945

                -                  -           2,784         (22,334)                 -

       20,993,586         17,163,143         854,872      15,186,718        (12,000,623)
      -----------        -----------      ----------     -----------       ------------

       43,429,932         21,021,527       1,010,876      28,473,191         (1,192,678)
      -----------        -----------      ----------     -----------       ------------

      $42,979,196        $20,189,518      $  819,750     $29,019,050       $   (660,427)
      ===========        ===========      ==========     ===========       ============


                                                      Financial Statements    67

Statements of Changes in Net Assets

                                                    ICON CONSUMER
                                                 DISCRETIONARY FUND                     ICON ENERGY FUND
                                         -----------------------------------   -----------------------------------
                                          PERIOD ENDED                          PERIOD ENDED
                                         MARCH 31, 2006       YEAR ENDED       MARCH 31, 2006       YEAR ENDED
                                          (UNAUDITED)     SEPTEMBER 30, 2005    (UNAUDITED)     SEPTEMBER 30, 2005
                                         --------------   ------------------   --------------   ------------------
OPERATIONS
  Net investment income/(loss)            $   (355,609)      $   (947,312)     $   (1,923,476)    $    2,256,526
  Net realized gain/(loss) from
    investment transactions                  4,086,840         21,149,069          57,323,056         22,940,745
  Net realized gain/(loss) from foreign
    currency translations                            -                  -                   -                  -
  Change in unrealized appreciation/
    depreciation on investments              5,067,807         (9,621,489)         10,441,284        259,958,925
                                          ------------       ------------      --------------     --------------
  Net increase/(decrease) in net assets
    resulting from operations                8,799,038         10,580,268          65,840,864        285,156,196
                                          ------------       ------------      --------------     --------------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS
  Net investment income                              -                  -          (2,256,525)                 -
  Net realized gains                       (15,842,362)                 -         (23,251,426)                 -
                                          ------------       ------------      --------------     --------------
  Net decrease from dividends and
    distributions                          (15,842,362)                 -         (25,507,951)                 -
                                          ------------       ------------      --------------     --------------
FUND SHARE TRANSACTIONS
  Shares sold                               63,406,438         50,107,439         230,173,507        711,655,180
  Reinvested dividends and
    distributions                           15,740,469                  -          24,368,155                  -
  Shares repurchased                       (87,048,016)       (43,187,689)       (321,789,746)      (275,467,439)
                                          ------------       ------------      --------------     --------------
  Net increase/(decrease) from fund
    share transactions                      (7,901,109)         6,919,750         (67,248,084)       436,187,741
                                          ------------       ------------      --------------     --------------
  Total net increase/(decrease) in net
    assets                                 (14,944,433)        17,500,018         (26,915,171)       721,343,937
NET ASSETS
  Beginning of period                      169,421,762        151,921,744       1,008,957,841        287,613,904
                                          ------------       ------------      --------------     --------------
  End of period                           $154,477,329       $169,421,762      $  982,042,670     $1,008,957,841
                                          ============       ============      ==============     ==============
TRANSACTIONS IN FUND SHARES
  Shares sold                                5,348,643          3,605,400           6,791,988         27,585,644
  Reinvested dividends and
    distributions                            1,362,806                  -             760,300                  -
  Shares repurchased                        (6,803,217)        (3,120,303)         (9,924,453)       (10,886,604)
                                          ------------       ------------      --------------     --------------
  Net increase/(decrease)                      (91,768)           485,097          (2,372,165)        16,699,040
  Shares outstanding beginning of
    period                                  12,445,868         11,960,771          29,887,461         13,188,421
                                          ------------       ------------      --------------     --------------
  Shares outstanding end of period          12,354,100         12,445,868          27,515,296         29,887,461
                                          ============       ============      ==============     ==============
PURCHASE AND SALES OF INVESTMENT
  SECURITIES
  (excluding short-term securities)
  Purchase of securities                  $111,226,313       $270,228,278      $  147,231,017     $  565,978,887
  Proceeds from sales of securities        135,277,169        263,033,052         195,868,836        155,874,919
ACCUMULATED UNDISTRIBUTED NET
  INVESTMENT INCOME/(LOSS)                $   (355,609)      $          -      $   (1,923,475)    $    2,256,526
                                          ============       ============      ==============     ==============

The accompanying notes are an integral part of the financial statements.


 68   Financial Statements

            ICON FINANCIAL FUND                     ICON HEALTHCARE FUND                   ICON INDUSTRIALS FUND
    ------------------------------------    ------------------------------------    ------------------------------------
     PERIOD ENDED                            PERIOD ENDED                            PERIOD ENDED
    MARCH 31, 2006        YEAR ENDED        MARCH 31, 2006        YEAR ENDED        MARCH 31, 2006        YEAR ENDED
     (UNAUDITED)      SEPTEMBER 30, 2005     (UNAUDITED)      SEPTEMBER 30, 2005     (UNAUDITED)      SEPTEMBER 30, 2005
    --------------    ------------------    --------------    ------------------    --------------    ------------------

     $    457,572       $   1,894,706       $  (2,122,079)      $  (3,785,078)       $   (450,736)      $    (664,614)

       15,034,753          15,015,457          21,890,056          10,569,614          22,436,346          28,540,115

                -                   -                   -                   -                   -                   -

       11,326,477          (4,980,248)         20,961,118          96,973,294          20,993,586           6,079,683
     ------------       -------------       -------------       -------------        ------------       -------------

       26,818,802          11,929,915          40,729,095         103,757,830          42,979,196          33,955,184
     ------------       -------------       -------------       -------------        ------------       -------------

       (1,744,311)           (400,204)                  -                   -                   -                   -
      (16,113,682)        (14,368,848)        (10,591,515)           (877,529)         (6,835,273)                  -
     ------------       -------------       -------------       -------------        ------------       -------------

      (17,857,993)        (14,769,052)        (10,591,515)           (877,529)         (6,835,273)                  -
     ------------       -------------       -------------       -------------        ------------       -------------

       75,480,347         160,151,652         221,130,838         513,075,619          45,942,671         116,314,931
       17,760,399          14,495,645           9,893,314             842,844           6,801,064                   -
      (73,093,565)       (149,318,334)       (172,609,095)       (219,709,399)        (44,381,863)       (143,327,765)
     ------------       -------------       -------------       -------------        ------------       -------------

       20,147,181          25,328,963          58,415,057         294,209,064           8,361,872         (27,012,834)
     ------------       -------------       -------------       -------------        ------------       -------------
       29,107,990          22,489,826          88,552,637         397,089,365          44,505,795           6,942,350

      210,883,276         188,393,450         682,759,339         285,669,974         216,635,608         209,693,258
     ------------       -------------       -------------       -------------        ------------       -------------
     $239,991,266       $ 210,883,276       $ 771,311,976       $ 682,759,339        $261,141,403       $ 216,635,608
     ============       =============       =============       =============        ============       =============

        5,456,427          12,078,196          12,206,875          30,887,090           3,340,071           9,680,063
        1,353,679           1,066,641             557,019              53,243             543,216                   -
       (5,386,988)        (11,535,456)         (9,520,348)        (13,735,740)         (3,300,086)        (12,555,300)
     ------------       -------------       -------------       -------------        ------------       -------------
        1,423,118           1,609,381           3,243,546          17,204,593             583,201          (2,875,237)
       15,707,906          14,098,525          38,062,144          20,857,551          17,064,530          19,939,767
     ------------       -------------       -------------       -------------        ------------       -------------
       17,131,024          15,707,906          41,305,690          38,062,144          17,647,731          17,064,530
     ============       =============       =============       =============        ============       =============

     $208,407,405       $ 334,005,678       $ 238,376,990       $ 493,069,662        $ 90,153,885       $ 131,854,781
      204,524,293         321,445,227         220,931,049         216,184,507          87,531,681         161,003,971

     $    457,573       $   1,744,312       $  (2,122,079)      $           -        $   (434,708)      $      16,028
     ============       =============       =============       =============        ============       =============


                                                      Financial Statements    69

                                                                  ICON INFORMATION TECHNOLOGY FUND
                                                                ------------------------------------
                                                                 PERIOD ENDED
                                                                MARCH 31, 2006        YEAR ENDED
                                                                 (UNAUDITED)      SEPTEMBER 30, 2005
                                                                --------------    ------------------
OPERATIONS:
  Net investment income/(loss)                                   $   (832,009)      $  (2,393,338)
  Net realized gain/(loss) from investment transactions             3,858,384           9,986,052
  Net realized gain/(loss) from foreign currency
    translations                                                            -                   -
  Change in net unrealized appreciation/depreciation on
    investments                                                    17,163,143          12,306,795
                                                                 ------------       -------------
  Net increase/(decrease) in net assets resulting from
    operations                                                     20,189,518          19,899,509
                                                                 ------------       -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income                                                     -                   -
  Net realized gains                                                        -                   -
                                                                 ------------       -------------
  Net decrease from dividends and distributions                             -                   -
                                                                 ------------       -------------
FUND SHARE TRANSACTIONS
  Shares sold                                                     126,646,222         183,518,365
  Reinvested dividends and distributions                                    -                   -
  Shares repurchased                                              (46,025,012)       (227,596,847)
                                                                 ------------       -------------
    Net increase/(decrease) from fund share transactions           80,621,210         (44,078,482)
                                                                 ------------       -------------
  Total net increase/(decrease) in net assets                     100,810,728         (24,178,973)
NET ASSETS:
  Beginning of period                                             220,073,430         244,252,403
                                                                 ------------       -------------
  End of period                                                  $320,884,158       $ 220,073,430
                                                                 ============       =============
TRANSACTIONS IN FUND SHARES
  Shares sold                                                      14,481,708          22,003,840
  Reinvested dividends and distributions                                    -                   -
  Shares repurchased                                               (5,178,912)        (27,607,984)
                                                                 ------------       -------------
  Net increase/(decrease)                                           9,302,796          (5,604,144)
  Shares outstanding beginning of period                           25,306,600          30,910,744
                                                                 ------------       -------------
  Shares outstanding end of period                                 34,609,396          25,306,600
                                                                 ============       =============
PURCHASE AND SALES OF INVESTMENT SECURITIES
  (excluding short-term securities)
  Purchase of securities                                         $209,792,026       $ 395,041,638
  Proceeds from sales of securities                               128,532,278         442,915,109
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)           $   (832,009)      $           -
                                                                 ============       =============

The accompanying notes are an integral part of the financial statements.


 70   Financial Statements

              ICON LEISURE AND                                                            ICON TELECOMMUNICATION &
           CONSUMER STAPLES FUND                    ICON MATERIALS FUND                        UTILITIES FUND
    ------------------------------------    ------------------------------------    ------------------------------------
     PERIOD ENDED                            PERIOD ENDED                            PERIOD ENDED
    MARCH 31, 2006        YEAR ENDED        MARCH 31, 2006        YEAR ENDED        MARCH 31, 2006        YEAR ENDED
     (UNAUDITED)      SEPTEMBER 30, 2005     (UNAUDITED)      SEPTEMBER 30, 2005     (UNAUDITED)      SEPTEMBER 30, 2005
    --------------    ------------------    --------------    ------------------    --------------    ------------------

     $   (191,126)      $    (451,588)       $    545,859       $     333,419        $    532,251        $  1,905,415
          153,220          12,701,511          13,308,807          28,105,684          10,807,945          10,867,997
            2,784                   -             (22,334)                  -                   -                   -
          854,872          (9,663,969)         15,186,718          (7,049,729)        (12,000,623)         12,025,488
     ------------       -------------        ------------       -------------        ------------        ------------
          819,750           2,585,954          29,019,050          21,389,374            (660,427)         24,798,900
     ------------       -------------        ------------       -------------        ------------        ------------

                -                   -            (236,508)           (163,349)         (1,880,275)           (767,065)
       (9,573,812)        (13,572,229)         (9,051,351)                  -          (9,640,653)                  -
     ------------       -------------        ------------       -------------        ------------        ------------
       (9,573,812)        (13,572,229)         (9,287,859)           (163,349)        (11,520,928)           (767,065)
     ------------       -------------        ------------       -------------        ------------        ------------

        5,083,773         156,682,191          67,095,394          89,687,347          11,934,452          93,654,010
        8,013,754          13,378,405           8,769,250             160,788          11,345,862             762,535
      (12,016,513)       (194,686,497)        (28,610,175)       (151,343,125)        (65,586,581)        (59,123,198)
     ------------       -------------        ------------       -------------        ------------        ------------
        1,081,014         (24,625,901)         47,254,469         (61,494,990)        (42,306,267)         35,293,347
     ------------       -------------        ------------       -------------        ------------        ------------

       (7,673,048)        (35,612,176)         66,985,660         (40,268,965)        (54,487,622)         59,325,182
       47,410,253          83,022,429          99,569,354         139,838,319         120,650,545          61,325,363
     ------------       -------------        ------------       -------------        ------------        ------------
     $ 39,737,205       $  47,410,253        $166,555,014       $  99,569,354        $ 66,162,923        $120,650,545
     ============       =============        ============       =============        ============        ============

          512,216          12,172,021           6,011,891           8,775,257           1,598,255          12,890,779
          900,421           1,067,710             825,717              15,794           1,644,205             106,947
       (1,182,358)        (14,999,963)         (2,488,542)        (15,426,293)         (8,798,101)         (7,698,688)
     ------------       -------------        ------------       -------------        ------------        ------------
          230,279          (1,760,232)          4,349,066          (6,635,242)         (5,555,641)          5,299,038
        3,963,291           5,723,523           8,811,606          15,446,848          14,574,830           9,275,792
     ------------       -------------        ------------       -------------        ------------        ------------
        4,193,570           3,963,291          13,160,672           8,811,606           9,019,189          14,574,830
     ============       =============        ============       =============        ============        ============

     $ 52,165,701       $ 261,063,086        $138,667,026       $ 132,449,934        $ 58,618,566        $149,329,103
       60,739,700         299,173,481         103,752,539         191,074,580         112,171,214         113,156,179
     $   (191,126)      $           -        $    545,860       $     236,509        $    371,217        $  1,719,241
     ============       =============        ============       =============        ============        ============


                                                      Financial Statements    71

Financial Highlights

                                                   INCOME FROM INVESTMENT OPERATIONS
                                                ----------------------------------------
                                    NET ASSET      NET        NET REALIZED
                                     VALUE,     INVESTMENT   AND UNREALIZED   TOTAL FROM
                                    BEGINNING    INCOME/     GAINS/(LOSSES)   INVESTMENT
                                    OF PERIOD   (LOSS)(X)    ON INVESTMENTS   OPERATIONS
                                    ---------   ----------   --------------   ----------
ICON CONSUMER DISCRETIONARY FUND
    Period Ended March 31, 2006
      (unaudited)                    $13.61       (0.04)          1.16           1.12
    Year Ended September 30, 2005    $12.70       (0.08)          0.99           0.91
    Year Ended September 30, 2004    $11.79       (0.05)          0.96           0.91
    Year Ended September 30, 2003    $10.12       (0.08)          1.75           1.67
    Year Ended September 30, 2002    $ 8.96       (0.06)          1.22           1.16
    Year Ended September 30, 2001    $ 9.23       (0.01)         (0.26)         (0.27)
ICON ENERGY FUND
    Period Ended March 31, 2006
      (unaudited)                    $33.76       (0.07)          2.93           2.86
    Year Ended September 30, 2005    $21.81        0.10          11.85          11.95
    Year Ended September 30, 2004    $13.70       (0.04)          8.15           8.11
    Year Ended September 30, 2003    $11.84       (0.04)          1.90           1.86
    Year Ended September 30, 2002    $11.29       (0.08)          0.65           0.57
    Year Ended September 30, 2001    $13.19        0.07          (0.76)         (0.69)
ICON FINANCIAL FUND
    Period Ended March 31, 2006
      (unaudited)                    $13.43        0.03           1.50           1.53
    Year Ended September 30, 2005    $13.36        0.13           0.99           1.12
    Year Ended September 30, 2004    $10.78        0.04           2.60           2.64
    Year Ended September 30, 2003    $ 8.84        0.05           1.92           1.97
    Year Ended September 30, 2002    $12.04       (0.01)         (1.08)         (1.09)
    Year Ended September 30, 2001    $12.26        0.06           1.13           1.19
ICON HEALTHCARE FUND
    Period Ended March 31, 2006
      (unaudited)                    $17.94       (0.05)          1.05           1.00
    Year Ended September 30, 2005    $13.70       (0.14)          4.42           4.28
    Year Ended September 30, 2004    $12.28       (0.14)          1.56           1.42
    Year Ended September 30, 2003    $10.35       (0.09)          2.02           1.93
    Year Ended September 30, 2002    $11.57       (0.12)         (0.49)         (0.61)
    Year Ended September 30, 2001    $11.93       (0.10)          0.51           0.41
ICON INDUSTRIALS FUND
    Period Ended March 31, 2006
      (unaudited)                    $12.70       (0.03)          2.54           2.51
    Year Ended September 30, 2005    $10.52       (0.04)          2.22           2.18
    Year Ended September 30, 2004    $ 8.80       (0.05)          1.77           1.72
    Year Ended September 30, 2003    $ 7.96       (0.05)          0.89           0.84
    Year Ended September 30, 2002    $ 8.55       (0.02)         (0.57)         (0.59)
    Year Ended September 30, 2001    $ 9.07       (0.02)         (0.48)         (0.50)

                                               LESS DIVIDENDS AND DISTRIBUTIONS
                                    -------------------------------------------------------
                                    DIVIDENDS    DISTRIBUTIONS                    TOTAL
                                     FROM NET      FROM NET                     DIVIDENDS
                                    INVESTMENT     REALIZED        RETURN          AND
                                      INCOME         GAINS       OF CAPITAL   DISTRIBUTIONS
                                    ----------   -------------   ----------   -------------
ICON CONSUMER DISCRETIONARY FUND
    Period Ended March 31, 2006
      (unaudited)                         -          (2.23)            -          (2.23)
    Year Ended September 30, 2005         -              -             -              -
    Year Ended September 30, 2004         -              -             -              -
    Year Ended September 30, 2003         -              -             -              -
    Year Ended September 30, 2002         -              -             -              -
    Year Ended September 30, 2001         -              -             -              -
ICON ENERGY FUND
    Period Ended March 31, 2006
      (unaudited)                     (0.08)         (0.85)            -          (0.93)
    Year Ended September 30, 2005         -              -             -              -
    Year Ended September 30, 2004         -              -             -              -
    Year Ended September 30, 2003         -              -             -              -
    Year Ended September 30, 2002     (0.02)             -             -          (0.02)
    Year Ended September 30, 2001     (0.09)         (1.12)            -          (1.21)
ICON FINANCIAL FUND
    Period Ended March 31, 2006
      (unaudited)                     (0.09)         (0.86)            -          (0.95)
    Year Ended September 30, 2005     (0.03)         (1.02)            -          (1.05)
    Year Ended September 30, 2004     (0.06)             -             -          (0.06)
    Year Ended September 30, 2003     (0.03)             -             -          (0.03)
    Year Ended September 30, 2002         -          (2.11)            -          (2.11)
    Year Ended September 30, 2001     (1.41)             -             -          (1.41)
ICON HEALTHCARE FUND
    Period Ended March 31, 2006
      (unaudited)                         -          (0.27)            -          (0.27)
    Year Ended September 30, 2005         -          (0.04)            -          (0.04)
    Year Ended September 30, 2004         -              -             -              -
    Year Ended September 30, 2003         -              -             -              -
    Year Ended September 30, 2002         -          (0.56)        (0.05)         (0.61)
    Year Ended September 30, 2001         -          (0.77)            -          (0.77)
ICON INDUSTRIALS FUND
    Period Ended March 31, 2006
      (unaudited)                         -          (0.41)            -          (0.41)
    Year Ended September 30, 2005         -              -             -              -
    Year Ended September 30, 2004         -              -             -              -
    Year Ended September 30, 2003         -              -             -              -
    Year Ended September 30, 2002         -              -             -              -
    Year Ended September 30, 2001     (0.02)             -             -          (0.02)

(x)  Calculated using the average share method.
 *  The total return calculation is for the period indicated.
(a)  Annualized for periods less than a year.

The accompanying notes are an integral part of the financial statements.

 72   Financial Highlights

                                                             RATIO OF     RATIO OF NET
    NET ASSET                               AVERAGE NET      EXPENSES      INVESTMENT
     VALUE,                NET ASSETS,       ASSETS FOR     TO AVERAGE   INCOME/(LOSS)    PORTFOLIO
     END OF      TOTAL    END OF PERIOD      THE PERIOD     NET ASSETS     TO AVERAGE     TURNOVER
     PERIOD     RETURN*   (IN THOUSANDS)   (IN THOUSANDS)      (A)       NET ASSETS (A)     RATE
    ---------   -------   --------------   --------------   ----------   --------------   ---------

     $12.50       9.62%     $  154,477        125,054          1.25%         (0.57)%        86.76%
     $13.61       7.17%     $  169,422        167,635          1.25%         (0.57)%       157.94%
     $12.70       7.72%     $  151,922        178,011          1.31%         (0.38)%       120.63%
     $11.79      16.50%     $  150,065        118,834          1.40%         (0.79)%       174.51%
     $10.12      12.95%     $  121,640        184,174          1.29%         (0.49)%       128.06%
     $ 8.96      (2.93)%    $  107,075         78,281          1.37%         (0.10)%        88.20%

     $35.69       8.80%     $  982,043        939,429          1.15%         (0.41)%        15.57%
     $33.76      54.79%     $1,008,998        602,922          1.21%          0.37%         27.51%
     $21.81      59.20%     $  287,614        127,920          1.35%         (0.20)%        13.42%
     $13.70      15.71%     $   55,629         74,883          1.40%         (0.29)%        42.53%
     $11.84       5.03%     $  104,220         71,434          1.35%         (0.61)%        26.30%
     $11.29      (6.53)%    $   36,945         49,195          1.39%          0.54%        134.77%

     $14.01      11.86%     $  239,991        247,914          1.20%          0.37%         83.81%
     $13.43       8.29%     $  210,883        188,864          1.26%          1.00%        170.75%
     $13.36      24.53%     $  188,393        162,121          1.32%          0.34%        114.50%
     $10.78      22.35%     $  139,261        131,042          1.34%          0.54%        142.77%
     $ 8.84     (11.88)%    $  110,116         60,904          1.36%         (0.06)%        69.58%
     $12.04       9.57%     $   54,318         59,425          1.41%          0.51%        174.41%

     $18.67       5.63%     $  771,312        721,550          1.17%         (0.59)%        32.16%
     $17.94      31.39%     $  682,750        463,813          1.22%         (0.82)%        47.88%
     $13.70      11.56%     $  285,670        244,742          1.29%         (1.04)%        52.72%
     $12.28      18.65%     $  141,259        120,068          1.34%         (0.84)%        85.52%
     $10.35      (5.63)%    $   93,031         44,042          1.39%         (1.05)%       104.90%
     $11.57       3.39%     $   33,646         35,981          1.45%         (0.98)%       145.08%

     $14.80      20.34%     $  261,141        228,475          1.19%         (0.40)%        38.26%
     $12.70      20.72%     $  216,636        196,295          1.24%         (0.34)%        67.25%
     $10.52      19.55%     $  209,693        179,657          1.29%         (0.47)%        45.77%
     $ 8.80      10.55%     $  132,554         70,382          1.43%         (0.64)%        90.49%
     $ 7.96      (6.90)%    $   63,919        107,335          1.30%         (0.24)%        99.22%
     $ 8.55      (5.55)%    $   76,325         55,928          1.38%         (0.16)%        72.65%


                                                      Financial Highlights    73

                                               INCOME FROM INVESTMENT OPERATIONS            LESS DIVIDENDS AND DISTRIBUTIONS
                                            ----------------------------------------   ------------------------------------------
                                NET ASSET      NET        NET REALIZED                 DIVIDENDS    DISTRIBUTIONS
                                 VALUE,     INVESTMENT   AND UNREALIZED   TOTAL FROM    FROM NET      FROM NET          TOTAL
                                BEGINNING    INCOME/     GAINS/(LOSSES)   INVESTMENT   INVESTMENT     REALIZED      DIVIDENDS AND
                                OF PERIOD   (LOSS)(X)    ON INVESTMENTS   OPERATIONS     INCOME         GAINS       DISTRIBUTIONS
                                ---------   ----------   --------------   ----------   ----------   -------------   -------------
ICON INFORMATION TECHNOLOGY
  FUND
    Period Ended March 31,
      2006 (unaudited)           $ 8.70       (0.03)          0.60           0.57            -              -               -
    Year Ended September 30,
      2005                       $ 7.90       (0.08)          0.88           0.80            -              -               -
    Year Ended September 30,
      2004                       $ 8.27       (0.08)         (0.29)         (0.37)           -              -               -
    Year Ended September 30,
      2003                       $ 5.98       (0.08)          2.37           2.29            -              -               -
    Year Ended September 30,
      2002                       $ 7.80       (0.10)         (1.72)         (1.82)           -              -               -
    Year Ended September 30,
      2001                       $22.13       (0.10)         (4.03)         (4.13)           -         (10.20)         (10.20)
ICON LEISURE AND CONSUMER
  STAPLES FUND
    Period Ended March 31,
      2006 (unaudited)           $11.96       (0.05)          0.24           0.19            -          (2.67)          (2.67)
    Year Ended September 30,
      2005                       $14.51       (0.06)          0.94           0.88            -          (3.43)          (3.43)
    Year Ended September 30,
      2004                       $12.42       (0.04)          2.13           2.09            -              -               -
    Year Ended September 30,
      2003                       $11.20       (0.06)          1.28           1.22            -              -               -
    Year Ended September 30,
      2002                       $ 9.42       (0.07)          1.85           1.78                           -               -
    Year Ended September 30,
      2001                       $ 9.24       (0.05)          0.26           0.21        (0.01)         (0.02)          (0.03)
ICON MATERIALS FUND
    Period Ended March 31,
      2006 (unaudited)           $11.30        0.05           2.12           2.17        (0.02)         (0.79)          (0.81)
    Year Ended September 30,
      2005                       $ 9.05        0.03           2.23           2.26        (0.01)             -           (0.01)
    Year Ended September 30,
      2004                       $ 6.20        0.01           2.87           2.88        (0.03)             -           (0.03)
    Year Ended September 30,
      2003                       $ 5.68        0.03           0.50           0.53        (0.01)             -           (0.01)
    Year Ended September 30,
      2002                       $ 5.70        0.02          (0.01)          0.01        (0.03)             -           (0.03)
    Year Ended September 30,
      2001                       $ 6.49        0.02          (0.74)         (0.72)       (0.07)             -           (0.07)
ICON TELECOMMUNICATION &
  UTILITIES FUND
    Period Ended March 31,
      2006 (unaudited)           $ 8.28        0.05           0.13           0.18        (0.18)         (0.94)          (1.12)
    Year Ended September 30,
      2005                       $ 6.61        0.14           1.61           1.75        (0.08)             -           (0.08)
    Year Ended September 30,
      2004                       $ 5.69        0.07           0.92           0.99        (0.07)             -           (0.07)
    Year Ended September 30,
      2003                       $ 4.78        0.10           0.87           0.97        (0.06)             -           (0.06)
    Year Ended September 30,
      2002                       $ 6.19        0.10          (1.45)         (1.35)       (0.06)             -           (0.06)
    Year Ended September 30,
      2001                       $ 8.13        0.09          (1.52)         (1.43)       (0.11)         (0.40)          (0.51)

(x)  Calculated using the average share method.
 *  The total return calculation is for the period indicated.
(a)  Annualized for periods less than a year.

The accompanying notes are an integral part of the financial statements.


 74   Financial Highlights

                                                                               RATIO OF NET
    NET ASSET                                AVERAGE NET        RATIO OF        INVESTMENT
     VALUE,                NET ASSETS,     ASSETS FOR THE       EXPENSES      INCOME/(LOSS)    PORTFOLIO
     END OF      TOTAL    END OF PERIOD        PERIOD          TO AVERAGE       TO AVERAGE     TURNOVER
     PERIOD     RETURN*   (IN THOUSANDS)   (IN THOUSANDS)    NET ASSETS (A)   NET ASSETS (A)     RATE
    ---------   -------   --------------   ---------------   --------------   --------------   ---------

     $ 9.27       6.55%      $320,884          277,239            1.21%           (0.60)%        46.74%
     $ 8.70      10.13%      $220,073          264,222            1.29%           (0.91)%       152.16%
     $ 7.90      (4.47)%     $244,252          282,062            1.31%           (0.91)%       189.67%
     $ 8.27      38.29%      $307,972          190,287            1.35%           (1.16)%       155.39%
     $ 5.98     (23.33)%     $ 75,623          189,972            1.31%           (1.09)%       190.09%
     $ 7.80     (32.90)%     $118,851           99,875            1.37%           (0.90)%        70.32%

     $ 9.48       3.04%      $ 39,737           40,879            1.68%           (0.94)%       126.26%
     $11.96       5.01%      $ 47,410           99,988            1.30%           (0.45)%       271.72%
     $14.51      16.83%      $ 83,022          104,515            1.33%           (0.31)%       148.43%
     $12.42      10.89%      $ 82,347           80,928            1.38%           (0.51)%       139.54%
     $11.20      18.90%      $ 88,341           86,202            1.34%           (0.55)%        90.43%
     $ 9.42       2.26%      $ 41,162           41,086            1.40%           (0.50)%       148.23%

     $12.66      20.60%      $166,555          134,573            1.26%            0.81%         76.61%
     $11.30      25.04%      $ 99,569          101,971            1.31%            0.33%        128.01%
     $ 9.05      46.61%      $139,838           68,497            1.37%            0.13%         59.48%
     $ 6.20       9.36%      $ 30,376           40,156            1.47%            0.59%        130.01%
     $ 5.68       0.06%      $ 59,020           45,917            1.36%            0.23%         74.55%
     $ 5.70     (11.07)%     $ 29,200           24,544            1.47%            0.40%         91.28%

     $ 7.34       3.06%      $ 66,163           80,074            1.33%            1.33%         70.85%
     $ 8.28      26.70%      $120,651          101,129            1.26%            1.88%        112.91%
     $ 6.61      17.57%      $ 61,325           54,232            1.37%            1.07%        108.81%
     $ 5.69      20.36%      $ 42,509           53,219            1.41%            2.05%        158.24%
     $ 4.78     (22.05)%     $ 66,366           20,196            1.50%            1.78%        137.81%
     $ 6.19     (18.74)%     $ 16,537           13,554            1.54%            1.22%         46.10%


                                                      Financial Highlights    75

Notes to Financial Statements (unaudited)

March 31, 2006

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The ICON Consumer Discretionary Fund ("Consumer Discretionary Fund"), ICON Energy Fund ("Energy Fund"), ICON Financial Fund ("Financial Fund"), ICON Healthcare Fund ("Healthcare Fund"), ICON Industrials Fund ("Industrials Fund"), ICON Information Technology Fund ("Information Technology Fund"), ICON Leisure and Consumer Staples Fund ("Leisure and Consumer Staples Fund"), ICON Materials Fund ("Materials Fund"), and ICON Telecommunication & Utilities Fund ("Telecommunication & Utilities Fund") are series funds (individually a "Fund" and collectively, the "Funds"). The Funds are part of the ICON Funds (the "Trust"), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment management company. There are eight other active funds within the Trust. Those funds are covered by separate prospectuses and shareholder reports.

The Funds invest primarily in securities of companies whose principal business activities fall within specific industries and sectors. Each Fund is authorized to issue an unlimited number of no par shares. The investment objective of each of Fund is to provide long-term capital appreciation.

The Funds may have elements of risk, including the loss of principal. There is no assurance that the investment process will consistently lead to successful results. An investment in a non-diversified sector fund may involve greater risk and volatility than a diversified fund. Investments in foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar-denominated transactions as a result of, among other factors, the possibility of lower government supervision and regulation of foreign securities markets and the possibility of political or economic instability. There are also risks associated with small- and mid-cap investing, including limited product lines, less liquidity and small market share.

In addition, in the normal course of business the Funds may enter into various agreements that provide for general indemnifications. Each Fund's maximum exposure under these arrangements is unknown as any potential exposure involves future claims that may be made against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

 76   Notes to Financial Statements

INVESTMENT VALUATION

The Funds' securities and other assets are valued at the closing price at the close of the regular trading session of the New York Stock Exchange (the "NYSE") (normally 4 p.m. Eastern time) each day the NYSE is open, except that securities traded primarily on the NASDAQ Stock Market ("NASDAQ") are normally valued by a Fund at the NASDAQ Official Closing Price provided by NASDAQ each business day. The Funds use pricing services to report the market value of securities in their portfolios; if a pricing service is not able to provide a price, or the pricing service quote of valuation is considered inaccurate or does not reflect the market value of the security, prices may be obtained through market quotations from independent broker/dealers. If market quotations from these sources are not readily available, the Funds' securities or other assets are valued at fair value as determined in good faith by the Funds' Board of Trustees ("Board") or pursuant to procedures approved by the Board.

Lacking any sales that day, the security is valued at the current closing bid price (or yield equivalent thereof) or based on quotes from dealers making a market for the security. Options are valued at their closing mid-price on the principal market where the option is traded. Mid-price is the average of the closing bid and closing ask prices. Debt securities with a remaining maturity of greater than sixty days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is a matrix system which considers such factors as security prices, yields, maturities and ratings. Short-term securities with remaining maturities of sixty days or less are generally valued at amortized cost or original cost plus accrued interest, which approximates market value. Currency rates as of the close of the New York Stock Exchange are used to convert foreign security values into U.S. dollars.

Foreign securities traded in countries outside of the Western Hemisphere are fair valued daily by utilizing the quotations of an independent pricing service, unless the Funds' adviser determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indexes, securities and exchange rates in other markets in determining fair value as of the time a Fund calculates its net asset value. The valuation assigned to fair-valued securities for purposes of calculating a Fund's net asset value ("NAV") may differ from the security's most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

REPURCHASE AGREEMENTS

Repurchase agreements, if held by the Funds, are fully collateralized by U.S. Government securities and such collateral is in the possession of the Funds'

                                             Notes to Financial Statements    77
custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. No repurchase agreements were purchased or sold by the Funds during the period ended March 31, 2006.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange daily. Income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.

FORWARD FOREIGN CURRENCY CONTRACTS

The Funds may enter into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time with an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contract is presented in the Statements of Assets and Liabilities. Net realized gains and losses on foreign currency transactions represent disposition of foreign currencies, and the difference between the amount recorded at the time of the transaction and the U.S. dollar amount actually received. Any realized gain or loss incurred by the Funds due to foreign currency translation is included in the Statements of Operations.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Net unrealized appreciation or depreciation on investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities, resulting from changes in the exchange rates and changes in market prices of securities held. The Funds did not enter into any forward foreign currency contracts during the period ended March 31, 2006.


 78   Notes to Financial Statements

FUTURES CONTRACTS

The Funds may invest in financial futures contracts for the purpose of hedging their existing securities or securities it intends to purchase against fluctuations in fair value caused by changes in prevailing markets. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as "variation margin," are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. The Fund recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying hedged assets. The Funds held no financial futures contracts during the period ended March 31, 2006.

OPTIONS TRANSACTIONS

Each Fund may write put and call options only if it owns an offsetting position in the underlying security. When a Fund writes a put or call option, an amount equal to the premium received is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As a writer of an option, a Fund has no control over whether the underlying securities are subsequently sold
(call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

Each Fund may also purchase put and call options. When a Fund purchases a call or put option, an amount equal to the premium paid is included in the Fund's Statement of Assets and Liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities. The Funds did not enter into any option transactions during the period ended March 31, 2006.

                                             Notes to Financial Statements    79

INCOME TAXES

The Funds intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code and, accordingly, the Funds will generally not be subject to federal and state income taxes, or federal excise taxes to the extent that they intend to make sufficient distributions of net investment income and net realized capital gains.

Dividends received by shareholders of the Funds which are derived from foreign source income and foreign taxes paid by the Funds are to be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Funds. Dividends paid by the Funds from net investment income and distributions of net realized short-term gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Dividends and distributions to shareholders are recorded by the Funds on the ex-dividend/distribution date. The Funds distribute net realized capital gains, if any, to shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

INVESTMENT INCOME

Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Certain dividends from foreign securities will be recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

INVESTMENT TRANSACTIONS

Security transactions are accounted for no later than one business day after trade date. However, for financial reporting purposes security transactions are accounted for on trade date. Gains and losses on securities sold are determined on the basis of identified cost.

EXPENSES

Expenses which cannot be directly attributed to a specific fund in the Trust are apportioned between all funds in the Trust based upon relative net assets.


 80   Notes to Financial Statements

2. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEES

ICON Advisers, Inc. ("ICON") serves as the investment adviser to the Funds and is responsible for managing the Funds' portfolios of securities. Effective January 31, 2006, the Funds are obligated to pay ICON management fees computed daily at an annual rate of 1.00% of the first $500 million of average daily net assets, 0.95% on the next $250 million, 0.925% on the next $750 million, 0.90% on the next $3.5 billion, and 0.875% on average daily net assets over $5 billion. Prior to that date, ICON received a monthly management fee that was computed daily at an annual rate of 1.00% of the Funds' average daily net assets.

TRANSFER AGENT, CUSTODY AND ACCOUNTING FEES

BISYS Fund Services Ohio, Inc. ("BISYS") is the Fund Accounting Agent for the Funds. For its services, the Trust pays BISYS 0.03% on the first $1.75 billion of average net assets, 0.0175% on the average net assets over $1.75 billion and up to $5 billion, and 0.01% on average net assets in excess of $5 billion.

Brown Brothers Harriman ("BBH") is the custodian of the Trust's investments. For domestic custody services, the Trust pays BBH 0.0065% on the first $50 million of average net assets and 0.0050% on domestic assets above $50 million, plus certain transaction charges. For foreign custody services, the Trust pays BBH 0.03% on foreign assets plus certain transaction charges.

Boston Financial Data Services, Inc. is the Trust's transfer agent. For these services, the Trust pays an account fee of $13.25 per open account, $7.00 per networked account, $1.80 per closed account, plus certain other transaction and cusip charges.

ADMINISTRATIVE SERVICES

The Trust has entered into an administrative services agreement with ICON pursuant to which ICON oversees the administration of the Trust's business and affairs. As of January 31, 2006, this agreement provides for an annual fee of 0.05% on the Funds' first $1.5 billion of average daily net assets, 0.045% on the next $1.5 billion of average daily net assets, 0.040% on the next $2 billion of average daily net assets and 0.030% on average daily net assets over $5 billion. Prior to that date, this agreement provided for an annual fee to ICON of 0.05% on the Funds' first $1.5 billion of average daily net assets and 0.045% on average daily net assets in excess of $1.5 billion. The administrative services agreement provides that ICON will not be liable for any error of judgment, mistake of law, or any loss suffered by the Trust in connection with matters to which the administrative services agreement relates, except for a loss

                                             Notes to Financial Statements    81
resulting from willful misfeasance, bad faith or negligence by ICON in the performance of its duties.

ICON has entered into a sub-administration agreement with BISYS pursuant to which BISYS assists ICON with the administration and business affairs of the Trust. For its services, ICON pays BISYS at an annual rate of 0.025% on the first $1.75 billion of Trust assets and 0.015% on assets above $1.75 billion.

RELATED PARTIES

Certain Officers and Directors of ICON are also Officers and Trustees of the Funds; however, such Officers and Trustees (with the exception of the Chief Compliance Officer, "CCO") receive no compensation from the Funds. The CCO's salary is paid 90% by the Funds and 10% by the Adviser. For the period ended March 31, 2006, the total related amounts paid by the Trust under this arrangement are included in Other Expenses on the Statements of Operations.

3. LINE OF CREDIT

The Funds entered into Lines of Credit agreements with BBH; the maximum borrowing is limited to 25% of eligible securities held by the portfolio subject to a maximum borrowing limit by the Trust of $115 million. Interest is charged at LIBOR plus 2.00% which was 6.83% at March 31, 2006.

                                                                AVERAGE BORROWING
                                                               (10/1/05 - 3/31/06)
----------------------------------------------------------------------------------
ICON Consumer Discretionary Fund**                                 $1,827,583
ICON Energy Fund**                                                  8,619,033
ICON Financial Fund**                                               2,248,947
ICON Healthcare Fund                                                       15
ICON Industrials Fund**                                             1,371,632
ICON Information Technology Fund**                                  1,271,747
ICON Leisure and Consumer Staples Fund**                              503,993
ICON Materials Fund**                                                 619,774
ICON Telecommunication & Utilities Fund**                           1,928,028

** Fund had outstanding borrowings as of March 31, 2006.

4. FEDERAL INCOME TAX

Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles that are generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferrals of wash losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The tax components of capital shown in the following tables represent losses or deductions the Funds may be able to offset against income and gains

 82   Notes to Financial Statements
recognized in future years and post October loss deferrals. The accumulated losses noted in the following tables represent net capital loss carryforwards as of September 30, 2005 that may be available to offset future realized capital gains and thereby reduce future taxable income distributions. The ICON Information Technology Fund has a capital loss carryforward of $54,485,753, which expires in 2011.

During the year ended September 30, 2005, the following capital loss carryforwards were used:

ICON Consumer Discretionary Fund                               $ 6,093,146
ICON Energy Fund                                                 7,535,248
ICON Industrials Fund                                           24,281,548
ICON Information Technology Fund                                 9,949,705
ICON Materials Fund                                             19,740,720
ICON Telecommunication & Utilities Fund                          4,843,948

The aggregate gross unrealized appreciation and depreciation of securities held by the Funds and the total cost of securities for federal tax purposes as of March 31, 2006 were as follows:

                                          UNREALIZED      UNREALIZED     NET APPRECIATION
          FUND                COST       APPRECIATION   (DEPRECIATION)    (DEPRECIATION)
-----------------------------------------------------------------------------------------
ICON Consumer
  Discretionary Fund      $138,980,627   $ 18,225,711    $ (1,566,505)     $ 16,659,206
ICON Energy Fund           650,853,910    335,902,416      (5,908,427)      329,993,989
ICON Financial Fund        206,778,303     36,186,333      (2,116,476)       34,069,857
ICON Healthcare Fund       618,516,079    161,399,392     (10,634,799)      150,764,593
ICON Industrials Fund      195,562,584     65,165,985        (456,188)       64,709,797
ICON Information
  Technology Fund          272,219,833     53,001,383      (3,569,892)       49,431,491
ICON Leisure and
  Consumer Staples Fund     35,470,314      5,032,086        (374,156)        4,657,930
ICON Materials Fund        135,191,723     33,523,597      (1,467,316)       32,056,281
ICON Telecommunication &
  Utilities Fund            58,635,904     10,081,506        (610,691)        9,470,815


                                             Notes to Financial Statements    83

Other Information (unaudited)

PORTFOLIO HOLDINGS

A list of each ICON Fund's Top 10 holdings is available at www.iconadvisers.com on or about 15 days following each month end. Each ICON Fund also files a complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The ICON Funds' Forms N-Q are available at www.sec.gov or may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING

A description of the policies and procedures the ICON Funds use to vote proxies is available at www.iconadvisers.com; without charge upon request by calling 1-800-764-0442; or on the SEC's website at www.sec.gov.

Information about how the ICON Funds voted proxies related to each Fund's portfolio securities during the 12-month period ended June 30 is available at www.iconadvisers.com or on the SEC's website at www.sec.gov.

FOR MORE INFORMATION

This report is for the general information of the Funds' shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. You may obtain a copy of the prospectus, which contains information about the investment objectives, risks, charges, expenses, and share classes of each ICON Fund, by visiting www.iconadvisers.com or by calling 1-800-764-0442. Please read the prospectus carefully before investing.

ICON Distributors, Inc., Distributor


 84   Other Information

[ICON FUNDS LOGO]

For more information about the ICON Funds, contact us:

By Telephone                                1-800-764-0442

By Mail                                     ICON Funds
                                            P.O. Box 55452
                                            Boston, MA 02205-8165

In Person                                   ICON Funds
                                            5299 DTC Boulevard, 12(th) Floor
                                            Greenwood Village, CO 80111

On the Internet                             www.iconadvisers.com

By E-Mail                                   info@iconadvisers.com

[ICON FUNDS LOGO]

1-800-764-0442
www.iconadvisers.com

                                                           I-147-SEC

ITEM 2. CODE OF ETHICS.

     Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

     NOT APPLICABLE - ONLY FOR ANNUAL REPORTS.

     The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

     If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

     NOT APPLICABLE - ONLY FOR ANNUAL REPORTS.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

          (a) (1) Disclose that the registrant's board of directors has determined that the registrant either:

                    (i) Has at least one audit committee financial expert serving on its audit committee; or

                    (ii) Does not have an audit committee financial expert serving on its audit committee.

               (2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

                    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

                    (ii) Be an "interested person" of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

               (3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

NOT APPLICABLE - ONLY FOR ANNUAL REPORTS.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

          (a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

          (b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

          (c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

          (d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

          (e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

               (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

          (f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

          (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

          (h) Disclose whether the registrant's audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

NOT APPLICABLE - ONLY FOR ANNUAL REPORTS.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

          (a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

          (b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

          (c)

NOT APPLICABLE.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I - Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

NOT APPLICABLE.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

          A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

NOT APPLICABLE.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the information specified in paragraphs (a) and (b) of this Item with respect to portfolio managers.

NOT APPLICABLE.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

NOT APPLICABLE.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

NOT APPLICABLE.

ITEM 11. CONTROLS AND PROCEDURES.

          (a) Disclose the conclusions of the registrant's principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

THE REGISTRANT'S PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER HAVE CONCLUDED, BASED ON THEIR EVALUATION OF THE REGISTRANT'S DISCLOSURE CONTROLS AND PROCEDURES AS CONDUCTED WITHIN 90 DAYS OF THE FILING DATE OF THIS REPORT, THAT THESE DISCLOSURE CONTROLS AND PROCEDURES ARE ADEQUATELY DESIGNED AND ARE OPERATING EFFECTIVELY TO ENSURE THAT INFORMATION REQUIRED TO BE DISCLOSED BY THE REGISTRANT ON FORM N-CSR IS RECORDED, PROCESSED, SUMMARIZED AND REPORTED WITHIN THE TIME PERIODS SPECIFIED IN THE SECURITIES AND EXCHANGE COMMISSION'S RULES AND FORMS.

          (b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

THERE WERE NO CHANGES IN THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING THAT OCCURRED DURING THE SECOND FISCAL QUARTER OF THE PERIOD COVERED BY THIS REPORT THAT HAVE MATERIALLY AFFECTED OR ARE REASONABLY LIKELY TO MATERIALLY AFFECT, THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING.

ITEM 12. EXHIBITS.

          (a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

          (a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit. NOT APPLICABLE
- ONLY EFFECTIVE FOR ANNUAL REPORTS.

          (a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2). CERTIFICATIONS PURSUANT TO RULE 30A-2(A) ARE ATTACHED HERETO.

          (a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. NOT APPLICABLE.

          (b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by rule 30a-2(b) under the Act as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant incorporates it by reference. CERTIFICATIONS PURSUANT TO RULE 30A-2(B) ARE FURNISHED HEREWITH.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) ICON Funds


By (Signature and Title)* /s/ Craig T. Callahan
                          ------------------------------------------------------
                          Craig T. Callahan, President and Chief Executive Officer (Principal Executive Officer)

Date May 31, 2006

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Craig T. Callahan
                          ------------------------------------------------------
                          Craig T. Callahan, President and Chief Executive Officer (Principal Executive Officer)

Date May 31, 2006


By (Signature and Title)* /s/ Erik L. Jonson
                          ------------------------------------------------------
                          Erik L. Jonson, Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer)

Date May 31, 2006